UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Robert J. DellaCroce

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

PennMutual

Semi-Annual Reports
June 30, 2012

Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks, which moved dramatically higher in the first quarter of 2012 on the news of generally stronger than expected economic data, job growth and corporate profits, gave some of those gains back in the second quarter. Concerns relating to a global growth slowdown, potential fiscal problems in the U.S. and the continued European debt crisis had investors shunning higher-risk assets in favor of the safety of fixed-income securities for most of the second quarter. From a sector perspective, defensive sectors such as Utilities and Consumer Staples experienced relatively weaker returns in comparison to the Telecommunications, Financial and Technology sectors which all experienced double digit gains for the first half of the year. The Energy sector experienced a negative 2.30 percent return in the first half of the year due mainly to the drop in both oil and natural gas prices. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned 9.18 percent during the six month period ending June 30.

On a relative basis, large capitalization stocks provided somewhat higher returns than did small and mid capitalization stocks. Large capitalization stocks, as measured by the Russell 1000 Index, returned 9.38 percent for the six months, while small capitalization stocks, as measured by the Russell 2000 Index, returned 8.53 percent and mid capitalization stocks, as measured by the Russell Midcap Index, returned 7.97 percent. From a style perspective, growth stocks outperformed value stocks across all market capitalizations. Some of the underperformance within value stocks can be attributed to the relatively weaker performance within the Utilities sector. Lastly, one of the best performing equity asset classes for the six months was Real Estate Investment Trusts (REITs) as measured by the FTSE NAREIT Equity REIT Index’s return of 14.91 percent. REITs also have the distinct honor of having the best relative performance over the last one- and three-year periods, 12.92 percent and 32.41 percent, respectively.

International markets, both developed and emerging, ended the six month period behind U.S. equities. Developed international stocks, as measured by the MSCI EAFE Index, returned 3.38 percent while emerging market stocks, as measured by the MSCI Emerging Markets Index, returned 4.12 percent. Similar to the U.S., much of the volatility experienced in the international markets had to do with the European sovereign debt crisis. From an emerging markets standpoint, fears of slowing economic growth in China, India, Brazil and other important emerging countries also took its toll. On the final trading day of the second quarter, European leaders announced a series of agreements that bolstered investor sentiment. This provided the markets with some relief after months of political uncertainty as countries, such as Spain, Portugal, Italy and especially Greece, struggled with austerity measures in the face of deep recessions and high unemployment.

Investment-grade fixed-income securities, while enjoying positive returns in the first half of 2012, underperformed high yield bonds. Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned 2.37 percent for the six month period, helped in large part by its Treasury exposure. The Credit Suisse First Boston High Yield Bond Index, which began the year with a strong advance, has returned 6.66 percent so far in 2012. Rising demand for government debt due to renewed macroeconomic fears led to a strong rally in longer-dated safe securities, sending the 10-year yield below the previous record set over 60+ years ago. By the end of the second quarter, it was evident that the U.S. Treasury market — large, liquid and relatively safe — had dominated fixed income markets due to all of the global turmoil. In this environment, Treasuries rallied, led by a strong return in the 20+ year maturity bucket as measured by the Barclays Capital U.S. Government Long Bond Index’s second quarter return of 10.32 percent. This brings the Index’s full year return, as of June 30, to a stellar 31.42 percent.

Once again, we thank you for the privilege of serving your financial needs. We hope you’ll work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

Peter M. Sherman

Executive Vice President and Chief Investment Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Penn Series Funds, Inc. Semi-Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 0.35% for the period ending June 30, 2012. The Fund’s index, the Barclays U.S. Government/Credit 1-3 year Bond Index, returned 0.58% the same period.

The Fund has historically been managed with a conservative, lower credit risk approach that has historically met total return performance goals without exposing the customer to undue default risk. In the deleveraging economic environment that we foresee, we expect credit and default risk will be greater than most of our peers think. Consequently, we will continue to pursue what we consider a prudent profile towards credit risk and our relative ranking will fluctuate heavily toward whether default premiums rise or fall. We did add risk in the beginning of the year as well as May and June as risk underperformed. A majority of the exposure has been in corporate bonds such as pharmaceuticals and food and beverage. We also continue to add asset-backed securities that have proven credit fundamentals over this cycle and offer floating rate exposure with yield that are equivalent to 5-7 year U.S. Treasuries. Finally, although our positioning in longer dated (4-5 year) versus shorter dated (2-3 year) securities has been a source of outperformance over the last 6 months, we have started to reverse that positioning. We don’t think short-term bond yields have much room to fall, but the same can start to be said for intermediate bond yields as well.

Over the past three years we have experienced periodic bouts of volatility in the risk markets associated with the European Sovereign debt crisis. During the first half of 2012 we experienced the hope of a possible resolution to the European crisis, and the fear that the problems are intractable. In the first quarter risk markets rallied based on the hope created by massive liquidity programs put in place by the European Central Bank only to see the rally fade due to the realization that the liquidity solution was no panacea for the structural problems in Europe. These problems came to the fore again in the second quarter as funding levels for Spain and Italy increased dramatically, and the political situation in Greece continues to be in turmoil. This volatility was exacerbated by a significant slowdown in China. These economies all contributed to a dismal global growth story that is being punctuated daily by weak economic data in the United States such as retail sales, region industrial activity surveys, and employment data. These challenges to risk assets have been partially offset by the voracious demand for high grade fixed income by retail investors.

Although we have been adding risk this year, we by no means are waving the all clear sign. The structural deficiencies in peripheral Europe are deep. A chaotic exit from the European currency union by a larger European country is still a low probability event, but a deep painful recession for the peripheral European countries is all but assured. This has created a world where normal cyclical slowdowns such as the one in China are very hard to manage from a global growth perspective. Although we do not view being systematically overweight risk as prudent at this point, we have capacity. During bouts of volatility, we are willing to buy higher risk bonds if and when markets provide us sufficient risk premium to do so.

Independence Capital Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
U.S. Treasury Obligations	55.2%
Corporate bonds	17.5%
Agency Obligations	11.5%
Asset backed	8.2%
Residential Mortgage Backed	5.6%
Commercial Mortgage Backed	1.3%
Municipal Notes	0.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Quality Bond Fund returned 2.12% for the period ending June 30, 2012. The Fund’s index, the Barclays Capital U.S. Aggregate Bond Index, returned 2.37% over the same period.

Over the past three years we have experienced periodic bouts of volatility in the risk markets associated with the European Sovereign debt crisis. During the first half of 2012 we experienced the hope of a possible resolution to the European crisis, and the fear that the problems are intractable. In the first quarter risk markets rallied based on the hope created by massive liquidity programs put in place by the European Central Bank only to see the rally fade due to the realization that the liquidity solution was no panacea for the structural problems in Europe. These problems came to the fore again in the second quarter as funding levels for Spain and Italy increased dramatically, and the political situation in Greece continues to be in turmoil. This volatility was exacerbated by a significant slowdown in China. These economies all contributed to a dismal global growth story that is being punctuated daily by weak economic data in the United States such as retail sales, region industrial activity surveys, and employment data. These challenges to risk assets have been partially offset by the voracious demand for high grade fixed income by retail investors.

Results for 2012 and the last three years have been volatile for the Fund. Our thesis has been that these periodic bouts of volatility create windows of opportunity, but patience is a virtue. We added risk in the beginning of the year as well as May and June as risk underperformed. A majority of the exposure has been in the corporate sector including riskier sectors such as banks and insurance. We also continued to add asset-backed securities that have proven credit fundamentals over this cycle and offer floating rate exposure with yield that are equivalent to 5-7 year U.S. Treasuries. Finally, we have been selling 30-year securities to buy 5-year securities as we start to close out a strategy of owning longer dated rather than short-dated securities that has been very profitable over the last couple of years. Although we don’t necessarily think short interest rates have much more room to drop, the same can start to be said for longer dated rates at this point.

Although we added risk in the previous quarter, we by no means are waving the all clear sign. The structural deficiencies in peripheral Europe are deep. A chaotic exit from the European currency union by a larger European country is still a low probability event, but a deep painful recession for the peripheral European countries is all but assured. This has created a world where normal cyclical slowdowns such as the one in China are very hard to manage from a global growth perspective. We think we have plenty of capacity to take advantage of future volatility, and expect it. In this environment it is not unreasonable to expect short-term interest rates and longer term interest rates to continue to converge. We will buy higher risk bonds if and when markets provide us sufficient risk premium to do so.

Independence Capital Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
U.S. Treasury Obligations	38.3%
Residential Mortgage Backed	28.0%
Corporate Bonds	23.1%
Asset Backed Securities	3.6%
Agency Obligations	2.9%
Municipal Bonds	2.1%
Commercial Mortgage Backed	1.6%
Municipal Notes	0.4%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 6.65% in the first half of 2012 while its benchmark, the Credit Suisse High Yield Bond Index, returned 6.66%.

High yield was one of the top-performing fixed income asset classes during the first three months of 2012, extending the recovery from 2011’s volatile third-quarter correction. While global macro concerns triggered a correction in May, high yield issuers rebounded as the period ended — largely due to some positive outcomes in Europe, including Greek election results.

Spreads tightened yet valuations remained attractive relative to the underlying fundamentals of most high yield issuers, especially given the low default rate.

According to J.P. Morgan, $54.6 billion of new high yield bonds came to the market during the second quarter, roughly half of the first quarter’s record volume. The slowdown in issuance combined with lean broker-dealer inventories contributed to the surprising stability of the below investment-grade market in the face of continued macroeconomic challenges.

A modest cash position detracted during a strong performance environment. We seek to effectively put money to work, and bouts of macro-driven weakness can create opportunities to invest in fundamentally sound businesses at attractive valuations.

Credit selection and an overweight allocation to the financials sector contributed to relative performance for the year-to-date period. Ally Financial, one of our largest holdings, rallied after receiving competing bids for its troubled mortgage unit. Our investment team increased our overweight allocation in the financials sector over the past six months and the Fund benefited. Several of our financial companies appear poised to return to investment grade with help from an accommodative Federal Reserve.

Our underweight exposure to building and real estate was a headwind, as these bonds rebounded significantly, especially during the first quarter. While we added select, higher-quality issuers, our exposure to the space remains minimal.

Our high-conviction position in Univision Communications boosted returns in the broadcasting sector. This issuer signed a new multi-platform distribution agreement with DISH Networks in the first quarter that will broaden its viewing audience. Univision Communications is a Spanish-

language broadcasting company that allows advertisers to efficiently access the fastest-growing population segment in the U.S.

We hesitate to make an educated forecast for the second half of 2012 given that numerous uncertainties could derail the impressive year-to-date returns of the high yield asset class. Investor sentiment remains unpredictable and generally cautious. Company management teams also seem more guarded, as evidenced by weakening hiring trends in the United States. Moreover, deep-seated issues in Europe are unlikely to be solved any time soon, and the U.S. political system will again be tested by the looming expiration of fiscal support packages.

High yield bonds appear solidly positioned amid investors’ ongoing search for yield in a low interest rate environment. This is particularly true given that default rates are expected to remain well below historical averages over the next two years. For this reason, we reiterate our conviction in the relative attractiveness of the asset class for patient, long-term investors.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Bonds
Credit quality – B rated	32.9%
Credit quality – BB rated	35.3%
Credit quality – BBB rated	8.4%
Credit quality – CCC rated	8.7%
Credit quality – below CCC rated	11.6%
Not rated	0.8%
Equity securities	2.3%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 7.03% for the six-month period ending June 30, 2012, compared to its benchmarks the S&P 500 Index’s return of 9.49% and the Merrill Lynch Corporate/Government Index’s return of 2.79%.

Stocks were the strongest-performing asset class in the Fund, outperforming the S&P 500 Index. Our bond holdings also posted a positive return. Our holdings in convertibles also performed well, but they lagged their benchmark. On an absolute basis, the industrials and business services and the information technology sectors were sizable contributors to performance. The energy sector was the only sector to detract from performance.

U.S. stocks produced moderate gains, extending the rebound that started last October. Market volatility was high, driven by global economic uncertainty. Stocks rose briskly in the first quarter, amid optimism about U.S. economic growth, particularly employment trends. The European debt crisis became less acute following two long-term refinancing operations by the European Central Bank. However, equities surrendered some of their gains in the spring, as U.S. job growth moderated and the situation in the eurozone deteriorated. Election results in Greece and France revealed growing popular resentment toward fiscal austerity measures.

During the first quarter, we used the market’s strength to trim our equity weight by selling select names that held up well, particularly those in the consumer discretionary and information technology sectors. While our convertibles weight declined slightly since the end of last year, our fixed income allocation increased at the margin. The Fund’s cash position grew, as we used the equity rally in the first quarter to pare back our equity weight.

Industrials and business services was a leading contributor to performance. Shares of Ingersoll-Rand rose on the news that Nelson Peltz’s Trian Fund Management established a stake in the company. Elsewhere, shares of Cooper Industries rallied sharply on the announcement that Eaton would acquire the electrical products company at a premium. Performance was also aided by stock selection in the information technology sector, as shares of Apple were up sharply and Fiserv reported strong first-quarter earnings.

As concerns over global economic growth intensify, we believe investors are anticipating that the Federal Reserve will enact a third round of quantitative easing in an attempt to revive the U.S. economy. We continue to find value in companies with stable cash flows that do not pay dividends, as dividend-paying companies’ valuations have been stretched recently. Within the fixed income space, we continue to view leveraged loans as reasonable investments due to their floating rate structure and their high position in the capital structure. We have kept our cash position elevated and are content to wait for more compelling opportunities to redeploy the capital.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Corporate bonds	22.9%
Health Care	13.6%
Technology	12.0%
Financials	9.9%
Consumer Staples	9.9%
Consumer Discretionary	9.7%
Industrials	9.1%
Energy	5.2%
Telecommunications	2.8%
Utilities	2.7%
Materials & Processing	2.6%
Preferred Stocks	0.5%
Options	–0.9%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 6.49% for the six-month period ending June 30, 2012, compared to its benchmarks, the S&P 500 Index’s return of 9.49% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.37% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/12

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 13.29% for the six-month period ending June 30, 2012, compared to the 10.08% return for its benchmark, the Russell 1000 Growth Index.

U.S. stocks produced moderate gains in the first half of 2012. Market volatility was high, driven by global economic uncertainty and European sovereign debt concerns. Stocks rose briskly in the first quarter amid optimism about U.S. economic growth, particularly employment trends. However, equities pulled back in the spring as U.S. job growth moderated, the Chinese economy decelerated, and the situation in the eurozone deteriorated. The period ended with a European summit resulting in policy statements signaling steps toward greater economic integration. Large-cap stocks outperformed their smaller counterparts, as measured by Russell indices. Growth stocks outpaced value.

Information technology was the leading outperformer, driven primarily by stock selection and also by favorable overweighting. Shares of Apple were up sharply on continued strong demand for its products. The company is expected to release the next generation of the iPhone later this year. LinkedIn reported strong user growth outside the U.S., sending share prices higher. The company continues to expand the hiring tools it offers and has reached additional users through its mobile application.

Consumer discretionary also outperformed on stock selection. The Internet and catalog retail industry contributed strongly, as consumers worldwide shifted from traditional in-store purchases to online retailers. Shares of priceline.com soared as the company continued to see an increase in online travel bookings. In June, the company announced expansion of its website to offer consumers three different ways to book hotels. After declining in the fourth quarter of 2011 due to higher costs, shares of Amazon.com rose during the first half of 2012 after the Internet retailer reported an improvement in revenue and repurchased $960 million in stock.

Energy outperformed on a beneficial sector allocation, more than offsetting slightly negative stock selection. A significant average underweight to the sector contributed to relative results as an oversupply of oil and gas combined with a decrease in demand sent prices sharply lower, hurting energy company profits.

Telecommunication services was a positive contributor to relative results primarily due to stock selection. Wireless communication tower companies, such as Crown Castle International, continued to benefit from global consumer demand for smartphones, which can download more data and require a more robust wireless network.

The health care sector performed relatively in line with the benchmark. A notable underperformer was biotechnology company Gilead Sciences, which surprised investors in February with negative results from an ongoing hepatitis C trial, sending share prices sharply lower.

The market environment has deteriorated in recent months. Although the U.S. economy continues to demonstrate slow, steady growth, fiscal uncertainty in the U.S. and the worsening economic situation in Europe have led to growing caution among investors. A softer Chinese economy has further dampened risk appetites. Despite risks to the global economy, U.S. corporate fundamentals are generally strong. Stock valuations are appealing following May’s sharp sell-off. We believe that our bottom-up approach to selecting stocks, rather than attempting to gauge the impact of macroeconomic events, will continue to serve investors well in the coming months.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Technology	37.1%
Consumer Discretionary	21.7%
Industrials	13.3%
Health Care	9.1%
Financials	6.2%
Energy	3.8%
Materials & Processing	3.3%
Telecommunications	2.8%
Consumer Staples	2.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 7.26% for the six-month period ending June 30, 2012, compared to the 10.08% return for its benchmark, the Russell 1000 Growth Index.

During the first three months of the year, the market shook off concerns regarding the lingering European debt crisis and rising oil prices, and responded favorably to a number of positive economic signals, such as the falling unemployment rate, an up-tick in consumer confidence, improving automobile sales and positive capital goods spending.

The equity markets were then beset by worries for the next three months as Greece’s potential exit from the eurozone, ailing Spanish banks, and slowing economic growth both in the United States and abroad weighed heavily on investors’ minds. With the economic picture once again becoming cloudy investors sought the safety of U.S. Treasuries, as the yield on the 10-Year Treasury Note declined from 2.2% to 1.7%. As investors flocked to safer Treasury investments, equities, as represented by the S&P 500 Index, traded 2.8% lower for the three month period. Despite the aforementioned headwinds which played a large role in investor sentiment and in the equity world, the stock market, as represented by the S&P 500 Index, produced a solid gain of 9.5% for the first six months of the year.

On an absolute basis seven of the nine economic sectors in which the Fund is invested generated positive returns for the semi-annual period. On a relative basis, the consumer staples and utility sectors contributed while the technology and health care sectors detracted. The main contributors to relative performance within the consumer staples sector were Whole Foods Market and Coca Cola Co. while Comcast and Enbridge were the main contributors within the utility sector. Within technology, SanDisk and Ubiquiti Networks detracted the most. Gilead Sciences and Agilent Technologies were the main detractors within the health care sector.

There was no shortage of gloomy financial news during the second quarter. But we think there is also considerable cause for optimism: the worst-case scenario of Greece leaving the eurozone has, so far, been avoided, and efforts are underway to restructure the debt of Spanish banks. Keep in mind, the S&P 500 Index climbed for six straight months before its second-quarter stumble, and corrections (a drop of about 10%) typically occur about once per year.

We think that when economic threats are as exhaustively chronicled as they have been of late, they have already been largely reflected in share prices, so we feel the downside risk is limited at this point. Other positive signs include the recent decline in gasoline prices, which should free up cash for consumers, and more recent indications that the housing market is on the mend.

Independence Capital Management, Inc.

Investment Adviser

Turner Investments L.P.

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Technology	38.4%
Consumer Discretionary	18.4%
Healthcare	11.2%
Industrials	9.4%
Consumer Staples	7.9%
Financials	6.4%
Energy	6.1%
Materials & Processing	2.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 12.38% for the six-month period ending June 30, 2012, compared to the 10.08% return for its benchmark, the Russell 1000 Growth Index.

Our positioning in the consumer discretionary space is currently biased towards companies with strong global brands, those serving the upper end of the consumer spectrum, and those with exposure to growing demand in international markets. Lululemon athletica is a company that fits these criteria. Lululemon, a specialty retailer of high-end athletic apparel, has the unique position of controlling the development, distribution and marketing of its brand. The company experienced fantastic product demand with growth expected to continue through international expansion, product line extensions for women beyond yoga and entirely new offerings for men. Priceline.com was another solid contributor to returns during the period. The company continues to execute on its plan to consolidate the online travel market, particularly in Europe.

Although consumer staples is an area of the market where superior growth is difficult to find, our focus on some unique areas led to outperformance. We established a position in Monster Beverage during the period. Monster is a leader in the fast growing energy drink market with brands such as Monster Energy and Java Energy. The company has strong brand recognition and growth potential through new product introductions and international expansion.

Nowhere in the market is secular growth more prevalent than the information technology sector. As more and more people rely on wireless devices for work productivity and flexibility, storage solutions and everyday tasks the demand for technology solutions compounds. Benefitting from this growth are companies such as Avago Technologies. As a component supplier to Apple’s iPhone and other leading handset manufacturers, Avago is benefitting from strong smart-phone adoption trends and a higher absolute content level in new products.

After contributing to returns in 2011, stock selection in health care detracted from relative returns during the period. Shire PLC, a leading manufacturer of attention deficit disorder drugs, was a notable detractor. In addition to the successful attention deficit disorder franchise, the company’s future growth is dependent on the development of a broad range of orphan drug therapies, drugs for rare and often fatal diseases that command premium pricing. Without immediate visibility into the success of those therapies, the stock paused during the market rally and we exited the position during the period. Bristol-Myers Squibb was also a laggard during the period as the company reported slightly weaker than expected financial results. We continue to hold the position as we believe Bristol-Myers has one of the best pharmaceutical pipelines, with several milestone clinical results expected in 2012.

We believe that episodes of macro driven markets are here to stay. There are simply too many structural uncertainties in the world. As a result, the volatility of the first half of this year– eurozone fears, political stalemates, “risk off” sentiment — did not come as a surprise to us. The key question now is will this bout of macro uncertainty result in downward revisions to future earnings. So far during this recovery, corporate earnings have been extremely resilient to the multitude of macro shocks. Many companies, particularly those here in the U.S., have prudently managed balance sheets and capitalized on healthy global growth, especially in the emerging markets. However, with Europe facing recession and China facing questions about its growth trajectory, we would not be surprised to see more companies temper future expectations.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Technology	32.3%
Consumer Discretionary	21.4%
Healthcare	16.1%
Industrials	10.7%
Consumer Staples	7.9%
Energy	4.6%
Telecommunications	2.4%
Financials	2.3%
Materials	2.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 4.56% for the six-month period ending June 30, 2012, compared to the 8.68% return for its benchmark, the Russell 1000 Value Index.

The year began during a period of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (LTRO) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. However, the period ended on a positive note for the markets. The results of elections in Greece avoided that county’s immediate exit from eurozone and European policymakers continued their efforts to stabilize the situation in the region through lending and other means. These events appeared to soothe market jitters slightly in the final days of the period.

During the period, four out of the top five performing stocks for the Fund were within the Financials sector: Wells Fargo, JPMorgan Chase, U.S. Bancorp and MetLife. Following another round of bank stress tests by the Federal Reserve in March 2012, stocks of banks, including Wells Fargo, JPMorgan Chase and U.S Bancorp rallied. We exited our position in JPMorgan by period end. The stock of insurance company MetLife performed positively early in the period, and we exited our position over the first quarter, locking in gains. Also contributing to performance was consumer discretionary stock Comcast. The cable provider’s high-speed Internet subscriptions increased during the period, which contributed to a positive earnings surprise. Additionally, Comcast aggressively repurchased shares and increased its dividend by over forty percent.

The most significant detractors from performance were Juniper Networks, Navistar International and GenOn Energy. Networking company Juniper experienced declines over the second quarter of 2012, announcing a decrease in revenue. Navistar, a manufacturer of commercial military and military trucks, was negatively impacted by higher costs. It also has lost share in the Heavy Duty Class 8 truck market as the company struggles to develop an engine that meets new emissions rules. GenOn Energy is one of the largest generators of wholesale electricity in the United States. Shares of GenOn were hampered by declining natural gas prices, which hit 10-year lows during the period. We continue to believe that GenOn will benefit from its healthy balance sheet and the potential for higher power prices stemming from EPA regulations that may essentially force the closure of several competing power plants.

Also hurting performance were Humana and Cisco Systems. Humana detracted from results as the managed health care company reported a decrease in profit in its first quarter, breaking a streak of four straight profit increases. Networking company Cisco declined after it releasing earnings guidance below analysts’ expectations.

At quarter end, the Fund had its most significant overweight positions relative to the Index in the health care, information technology and consumer discretionary sectors, with underweight positions in the financials, energy, utilities and telecommunication services sectors.

Independence Capital Management, Inc.

Investment Adviser

OppenheimerFunds, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Financials	22.4%
Healthcare	15.6%
Energy	11.8%
Consumer Discretionary	9.9%
Industrials	9.7%
Technology	9.0%
Consumer Staples	8.3%
Utilities	6.4%
Materials	4.1%
Telecommunications	2.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 8.07% for the six-month period ending June 30, 2012, compared to the 8.68% return for its benchmark, the Russell 1000 Value Index.

The first six months of 2012 were marked by distinctly different quarters. The equity markets staged a broad-based rally during the first quarter of 2012 with most equity indices notching double digit gains in the backdrop of generally favorable macroeconomic developments. However, the second quarter of 2012 gave investors an unwelcome sense of déjà vu. For the third consecutive year, global equity markets began the year on a strong note, only to falter in the spring months amid renewed macroeconomic concerns.

After several months of relative calm, the European debt crisis intensified in May, putting downward pressure on stocks. As debt and banking woes spread from Greece to Spain, the collective investors’ psyche was further dampened by a weak U.S. jobs report, including an uptick in the unemployment rate. Following an upbeat forecast in April, the Federal Reserve in June revised economic projections downward and extended its “Operation Twist” program aimed at lowering long-term interest rates. Slowing economies in China, India and other developing nations added to investor pessimism. Many investors fled to U.S. Treasuries and other perceived safe havens, driving yields on those assets to record low levels. Late in the quarter, stocks regained some lost ground on positive readings from the U.S. housing sector and hopes for a meaningful resolution in Europe.

Disappointing stock selection in select sectors as well as unfavorable sector allocation decisions were a drag on relative results. Helping to partially offset these factors, favorable stock selection gains, particularly within information technology, aided relative performance.

Despite underperforming higher quality, lower beta stocks during the second quarter 2012, robust gains for lower quality, higher beta stocks during the first three months of 2012 propelled them ahead of their counterparts for the first six month period ended June 30, 2012, detracting from the Fund’s relative performance over the period.

Unfavorable stock selection results in financials and energy weighed on relative performance. In financials, not owning Bank of America, which posted a strong first quarter gain, hurt relative performance results. Within energy, overweight positions in Occidental Petroleum and Peabody Energy were a drag on performance. In telecommunication services, avoidance of strong-performing Verizon Communications also detracted.

Positive stock selection decisions within information technology and health care contributed to performance. Having exposure to select strong-performing information technology stalwarts including Apple, Microsoft, and Oracle, boosted relative performance during the period. In health care, an overweight to UnitedHealth Group was additive. Other top contributors over the period included TJX, American Express, and Sempra Energy.

While short-term risks continue to dominate the market’s direction, we believe the long-term case for equities remains favorable. In addition, we are still of the belief that U.S. fundamentals and economic conditions remain more stable and attractive than in much of the developed world.

From a positioning standpoint, the Fund remains quite balanced relative to the Index across the 10 economic sectors. We have adhered to our framework of modest sector over/under weights in this environment, placing the most emphasis on stock selection. Valuations for large-cap companies remain attractive relative to both historical levels and other asset classes. In effect, the Fund remains biased toward larger-cap companies and has maintained its overweight to higher-quality companies.

Independence Capital Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Financials	24.9%
Energy	15.0%
Healthcare	14.1%
Industrials	10.5%
Technology	9.0%
Consumer Discretionary	7.3%
Consumer Staples	7.0%
Utilities	5.8%
Telecommunications	3.8%
Materials	2.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 9.30% for the six-month period ending June 30, 2012, compared to the 9.49% return for its benchmark, the S&P 500 Index.

Stocks in the U.S. began 2012 with an impressive uptrend, as ample liquidity and defensive positioning fostered persistent share buying. Quarterly earnings reports were solid, and a steady drumbeat of auspicious economic news, including declining jobless claims and rallying consumer confidence, provided an encouraging fundamental backdrop. The welcome signs of stronger activity even extended to the auto and housing industries. Climbing briskly in each of the first three months of 2012, the S&P 500 Index notched its sixth double-digit quarter in the last three years.

Sector performance across U.S. equities in the first quarter favored those groups that stood to benefit most from a more promising economic situation, although lingering worries about international activity took a toll on resource-related issues later in the period. Leading the way in both March and the first quarter as a whole was the financial sector, which had brought up the rear over the course of 2011. Information technology was not far behind, though, notching a close second for both the latest month and the full first quarter. In third place for both March and the full first quarter were the consumer discretionary stocks, which benefited from an ample rebound in housing-related names.

Stocks stumbled in early April when March payroll figures came in much lower than expected, but another season of solid earnings reports allowed them to recover their equilibrium within the month. Alas, the stability quickly vanished when May brought a new set of soggy employment figures and elections in Europe fostered growing concerns that Greece might wind up leaving the eurozone. Although the turmoil overseas spurred a rally in the dollar that made U.S. equities global outperformers on an unhedged basis, and a steep retreat in oil prices promised welcome summer relief for many U.S. consumers, the May payroll gains that were reported on June 1 reminded investors that the U.S. economy was hardly a panacea.

Growth-oriented portfolios also started to exhibit a change in character during the second quarter. Having outpaced value names handily early in 2012, growth issues found progress tougher as the spring progressed. Value stocks, on the other hand, began to attract buyers in search of a boost from accommodative policy. If central banks were to act aggressively, the best equity gainers might arise from downtrodden cyclical issues, and not from the steadier growers that already had attracted ample capital.

While economically sensitive sectors like energy, materials, and industrials started to interest bargain hunters during June, they could not recover fully from weak relative performance earlier in the second quarter, which belonged primarily to defensive issues. As the growth outlook stalled, commodity prices tumbled, and policy makers showed little clear intention or capacity to boost longer-term prospects, income producers like telecommunications services and utilities were among the quarterly winners. But the best performance in June came from the health care sector, which rallied 5.8% on the month, barely edging out energy and telecommunications. Financials and materials also bounced back strongly and outperformed the S&P 500 in June. The weakest sector in June was consumer discretionary, but it still produced a 1.9% gain for the month, and the discretionary sector remained an outperformer for both the second quarter and the full first half.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Technology	19.8%
Financials	14.3%
Healthcare	12.0%
Consumer Staples	11.3%
Consumer Discretionary	11.0%
Energy	10.8%
Industrials	10.5%
Utilities	3.7%
Materials & Processing	3.4%
Telecommunications	3.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 5.02% for the six-month period ending June 30, 2012, compared to the 8.10% return for its benchmark, the Russell Midcap Growth Index.

During the first three months of the year, the market shook off concerns regarding the lingering European debt crisis and rising oil prices, and responded favorably to a number of positive economic signals, such as the falling unemployment rate, an up-tick in consumer confidence, improving automobile sales and positive capital goods spending.

The equity markets were then beset by worries for the next three months as Greece’s potential exit from the eurozone, ailing Spanish banks, and slowing economic growth both in the United States and abroad weighed heavily on investors’ minds. With the economic picture once again becoming cloudy investors sought the safety of U.S. Treasuries, as the yield on the 10-Year Treasury Note declined from 2.2% to 1.7%. As investors flocked to safer Treasury investments, equities, as represented by the S&P 500 Index, traded 2.8% lower for the three month period. Despite the aforementioned headwinds which played a large role in investor sentiment and in the equity world, the stock market, as represented by the S&P 500 Index, produced a solid gain of 9.5% for the first six months of the year.

On an absolute basis seven of the eight economic sectors in which the Fund was invested generated positive results during the first half of 2012. The Fund had no exposure to utilities. On a relative basis, the consumer staples and financial sectors contributed while the technology and energy sectors detracted. Within consumer staples, Monster Beverage and Green Mountain Coffee Roasters led the way. VeriFone Systems and Equifax were the main contributors within the financial sector. The worst performers in technology were SanDisk and ON Semiconductor. The main detractors within the energy sector were SM Energy and Peabody Energy.

There was no shortage of gloomy financial news during the second quarter. But we think there is also considerable cause for optimism: the worst-case scenario of Greece leaving the eurozone has, so far, been avoided, and efforts are underway to restructure the debt of Spanish banks. Keep in mind, the S&P 500 Index climbed for six straight months before its second-quarter stumble, and corrections (a drop of about 10%) typically occur about once per year.

We think that when economic threats are as exhaustively chronicled as they have been of late, they have already been largely reflected in share prices, so we feel the downside risk is limited at this point. Other positive signs include the recent decline in gasoline prices, which should free up cash for consumers, and more recent indications that the housing market is on the mend.

Independence Capital Management, Inc.

Investment Adviser

Turner Investments L.P.

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Technology	25.2%
Consumer Discretionary	23.2%
Industrials	13.6%
Healthcare	12.2%
Financials	9.8%
Consumer Staples	6.0%
Materials & Processing	5.3%
Energy	4.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 6.78% for the six-month period ending June 30, 2012, compared to the 7.78% return for its benchmark, the Russell Micap Value Index.

The bull market that started in the fourth quarter of 2011 continued into 2012, with the broad market averages up around 30% at quarter end from the October lows at the end of the first quarter. The first quarter rally was fueled by better economic data in the U.S., the second round of the European Central Bank’s (ECB) Long Term Refunding Operation (LTRO), and a short-term solution to the Greek sovereign debt issue. Investor sentiment turned negative for most of the second quarter with continued financial turmoil in Europe and a slowdown in global economic growth. The market continued with its risk-on/risk-off investor sentiment and volatility increased. While stocks were down significantly in April and May, they rallied in June on hopes that the Federal Reserve and the ECB would once again step in with increased liquidity.

After outperforming the benchmark in the first quarter, the Fund underperformed during the second quarter, which resulted in slight underperformance for the first half of the year. In general, we attribute the underperformance during the second quarter to investor disdain for contrarian/turnaround situations, of which we own many. In fact, despite several of these companies selling at compelling valuations, during the downdrafts these stocks declined more than the market. In many cases, we have used the market volatility to add to positions where the investment case is still intact.

While the macroeconomic environment remains challenging, Fund valuations, in our opinion, are favorable. We have been emphasizing companies that generate substantial free cash flow that is being shared with stockholders through share repurchase programs and dividend payments. While we believe we are identifying attractive investment opportunities, recently we have seen macro and geopolitical forces creating a high degree of correlation among stocks, thus negating stock selection.

In the first half of the year, the Fund benefitted most from individual stocks where strategic events were announced. Several of our top performers were involved in corporate restructuring activity. Sunoco accepted an offer to sell the company at a premium to Energy Transfer Partners; Constellation Brands agreed to acquire the remaining 50% of Crown Imports, which is highly accretive; and Corrections Corp. announced it was exploring creating a REIT structure.

Detracting from performance was our underweight in financial services (despite positive contributions from most of our holdings in this sector) and the significant price pressure that was placed on our producer durables holdings, where in several cases (e.g., Navistar International, our top detractor, Brink’s, ITT and KBR) stock specific issues surfaced. A few of our contrarian consumer names, including Safeway and Best Buy came under pressure, despite, in our opinion, compelling valuation levels. Additionally, overseas sales and the perceived risks of recessions abroad hurt our technology stock Freescale Semiconductor, another significant detractor.

As we begin the second half of the year, considerable uncertainty remains including the fiscal cliff in the U.S., the forthcoming presidential election and general gridlock in Washington, a decelerating profit growth outlook, financial instability and turmoil in Europe, and a slowdown in economic growth in China. While this macro economic backdrop is concerning, Fund valuations remain very attractive and discount a large part of this uncertainty, in our opinion. We strongly believe that over time the true value of an enterprise gets reflected in its stock price and that volatility in the market creates opportunity for value investors. As a result, we think the Fund is positioned to benefit when the macro environment improves.

Independence Capital Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Industrials	23.8%
Consumer Discretionary	15.4%
Technology	14.4%
Financials	12.6%
Health Care	10.5%
Consumer Staples	9.2%
Utilities	6.1%
Energy	5.2%
Materials & Processing	2.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 3.66% for the six-month period ending June 30, 2012, compared to the 7.78% return for its benchmark, the Russell Midcap Value Index.

During the six month period, stock selection within the industrials and financials sectors detracted from the Fund’s relative performance. Within industrials, shares of engineering and construction firm Jacobs Engineering Group declined following disappointing fiscal second quarter results, partly due to budgetary constraints and project delays in the company’s government segment. In addition, shares of Dun & Bradstreet Corporation, a provider of commercial information and insight on businesses, fell as the company has struggled to acquire new customers, partly due to increased competition. We eliminated this position from the Fund. Within financials, shares of Lazard Ltd., a financial advisory and asset management firm, fell on concerns about margins, as the firm’s compensation expense is expected to rise in the coming year. The Fund was also negatively impacted by an underweight allocation within the financials sector.

Contributing to relative performance during the six month period was positive stock selection within the health care and telecommunication services sectors. Within health care, DaVita, a provider of dialysis services for patients with chronic kidney failure, announced first quarter earnings that beat expectations, aided by strong volumes and tight cost controls. The market reacted favorably to the company’s May announcement that it would acquire HealthCare Partners, an operator of primary care medical groups. In addition, shares of Community Health Systems, an operator of hospitals, reacted favorably to the Supreme Court ruling upholding the Patient Protection and Affordable Care Act (ACA). The firm is expected to benefit from the ACA as the insured population grows. Within telecommunication services, our position in CenturyLink, an integrated communications services company, was a top contributor, as the firm continues to benefit from increased investment and broadband service offerings to its customers, as well as cost synergies derived from recent acquisitions. The Fund’s underweight allocation within the utilities sector also benefited relative performance.

We continue to execute a time-tested investment process predicated on valuation analysis and independent fundamental research. While we are cognizant of several risk factors, including uncertainty in Europe, the U.S. “fiscal cliff,” a presidential election, and a slowing economy in

China, we believe that the Fund is properly positioned to benefit in the event of a continued slow expansion of the U.S. economy. The health care sector is now the largest overweight in the Fund, primarily concentrated in the pharmaceuticals and health care providers and services industries. Within the industrials sector, we significantly reduced our exposure to machinery firms during the period. However, this sector remains a large overweight within the Fund. We decreased our position in the energy sector, as we sold out of companies negatively affected by low natural gas prices. In addition, we reduced our exposure within materials, mainly in the chemicals segment. During the six month period, we increased our exposure to the utilities sector, although this sector is currently the largest underweight in the Fund relative to the index. We also increased our exposure to financials, particularly in insurance companies, although we continue to be underweight within the sector.

Independence Capital Management, Inc.

Investment Adviser

Lord, Abbett & Co.

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Financials	25.5%
Industrials	13.6%
Health Care	12.6%
Consumer Discretionary	12.1%
Technology	10.2%
Materials & Processing	8.6%
Energy	6.8%
Utilities	5.2%
Consumer Staples	4.1%
Telecommunications	1.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 10.91% for the six-month period ending June 30, 2012, compared to the 8.44% return for its benchmark, the Russell 2500 Growth Index.

Stock selection within the technology and industrial sectors drove returns during the period. Within technology, shares of Equinix, a leading provider of data center services, appreciated 73%. Improving demand, specifically among the firm’s financial services customer base, combined with a growing international footprint, helped the company to report better than expected revenue and earnings. In what has become an increasingly common occurrence, we used this strength as an opportunity to take gains and trimmed our Equinix position during the period. Additionally within the sector, Avago Technologies gained after reporting better than expected earnings. As a component supplier to Apple’s iPhone and other leading handset manufacturers, Avago is benefitting from strong smart-phone adoption trends and a higher absolute content level in new products.

Among our industrial holdings, Chart Industries gained due to positive trends in the natural gas market. The company produces heat exchangers that are critical to the liquefaction process of natural gas. Additionally, the firm’s distribution and storage business is experiencing significant growth as shipments of liquefied natural gas to emerging economies such as China and India have increased. Another holding benefitting from strong underlying business trends is TransDigm Group. This aerospace parts manufacturer experienced strong demand in its key aftermarket operations.

Although consumer staples is a sector where we are typically underweight versus the benchmark, our focus on the fastest growing staples companies led to outperformance. We established a position in Monster Beverage during the period, a move that was rewarded. Monster is a leader in the fast growing energy drink market with brands such as Monster Energy and Java Energy. The company has strong brand recognition and growth potential through new product introductions and international expansion. Another example in the staples sector was Hain Celestial Group, a company focused squarely in the expanding natural and organic segment of the food industry. Hain’s management execution has boosted earnings growth through strong brand development and broader distribution.

The substantial decline in crude oil prices and the persistently low price of natural gas plagued the energy sector during the period. Natural gas continued to be affected by the excess supply created by drilling technology advancements. Nearly every energy portfolio holding declined during the period as pricing pressure continued on these commodities. One exception was Cabot Oil & Gas which bucked the trend and generated a healthy return. Cabot remains one of the lowest cost producers with strong production growth and a high quality balance sheet, enabling it to weather the commodity price storm.

Our response to this environment has changed little from the past few quarters. The cornerstone of our view is that in a world struggling to grow, companies that innovate to create true secular, organic growth are scarce, and thus more valuable. This simple view is expressed by the expected forward 12-month growth rate of your portfolio compared to the broad market. The level of expected growth is so significantly higher that, barring a massive macro shock, we would expect solid performance in the coming months. We are being cautious with macro sensitive exposures in an attempt to isolate our stock selection within secular growers. While sticking to our growth discipline, our process has uncovered exciting new themes, especially in the health care and consumer staples sectors. These themes — biotechnology, maturing pipelines within pharmaceuticals, health and wellness products, beverages, rural consumers — have proven to be strong additions to our long-standing overweights in technology and consumer discretionary.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Technology	28.0%
Industrials	19.8%
Healthcare	16.6%
Consumer Discretionary	16.0%
Energy	5.3%
Consumer Staples	4.9%
Telecommunications	3.8%
Financials	2.8%
Materials	2.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 7.03% for the six-month period ending June 30, 2012, compared to the 8.15% return for its benchmark, the Russell 2500 Value Index.

The Fund’s underperformance during the period was predominately in the consumer cyclicals, financials and technology sectors. In technology, companies such as Vishay and Arrow sold off as investors have become more wary that the eurozone crisis will depress demand for their products. In financials, our underweight in the more defensive REIT sector was a detractor. The largest individual detractors for the quarter were: Health Net, TTM Technologies, Vishay Intertechnology, Bristow Group and First Niagara.

On a more positive note, stock selection in energy, capital equipment and industrial resources contributed to performance. Leading contributors were: Dean Foods, Molina Healthcare, Western Refining, Westlake Chemical and Enersys. Heightened investor anxiety has impacted the deeper value stocks that are the portfolio’s focus. Deeper value stocks, characterized by low price to sales and book ratios, have underperformed for the year.

The market continues to disproportionately favor stocks deemed to have more secure near-term earnings and profitability, creating an opportunity for investors willing to take a longer-term perspective. Though we share investors’ concerns about the economic backdrop, we are finding companies that are overcoming this headwind by aggressively managing their businesses through this tumultuous period.

Independence Capital Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Financials	32.3%
Technology	16.3%
Consumer Discretionary	14.9%
Industrials	10.6%
Utilities	8.1%
Energy	6.5%
Consumer Staples	4.6%
Healthcare	3.5%
Materials	3.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 4.68% for the six-month period ending June 30, 2012, compared to the 8.81% return for its benchmark, the Russell 2000 Growth Index.

Year-to-date, stock selection in the information technology, consumer discretionary and financials sectors were the primary detractors from relative performance. Stock selection was positive in the energy, industrials and health care sectors.

Year-to-date, our largest contributor to relative performance is Zoll Medical. During the first quarter, Asahi Kasei announced a tender offer to buy Zoll for a 24% premium over the prior day’s closing price. In the third quarter of 2011, Zoll Medical sold off due to concerns that government reimbursement for its LifeVest product, an external wearable defibrillator, would be cut or limited. At that time, we aggressively bought into the weakness due to our conviction in physician support and utility of the product. IPG Photonics, maker of fiber lasers for industrial use, performed well as it experienced a strong rebound in product demand. The company announced a strong outlook that we believe will alleviate any remaining concerns regarding the company’s geographic exposure to the European and Asian markets. We continue to believe that the company is in the early stages of a highly secular new product cycle.

Our largest relative detractor from performance on a year-to-date basis is Acme Packet. During the second quarter, due to the continued pause in spending by telecommunication service provider customers, Acme Packet experienced excessive selling pressure based on lack of near-term visibility. We had anticipated this trend and continue to find the company’s market position and opportunity compelling. While it is not clear whether spending will re-accelerate in the second half of 2012 or early 2013, we believe that when it does, Acme Packet will be a significant beneficiary. As a result, we have added aggressively to the position based on the stock’s weakness.

During the second quarter, mortgage insurer MGIC Investment Corp. was among the Fund’s largest detractors. While we remain encouraged about gradual improvement in its business and an expected return to profitability in the next year, we became concerned about the company’s decision to litigate against its largest customer, a government entity. This represented a significant enough change in our thesis to exit the position for the time being.

Our market outlook remains cautiously optimistic. Despite attractive valuations, the market has been focused on global macro concerns, which have been a headwind for fundamentally based investment strategies. We believe U.S. economic growth will remain tepid and the market will remain volatile until macro concerns subside. In this environment, we will continue to seek solid secular growth companies that are not reliant on economic growth to outperform the broad market. We firmly believe that company level fundamentals will once again reassert themselves as the drivers of equity performance, and that our conviction in the investments in the Fund remains unwavering. While recent relative performance has been a struggle, our discipline and understanding of how we add value over the long term has not changed. We are steadfast in our commitment to delivering strong results to our clients moving forward.

Independence Capital Management, Inc.

Investment Adviser

Allianz Global Investors Capital

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Technology	24.9%
Industrials	19.5%
Healthcare	14.9%
Energy	14.5%
Consumer Discretionary	14.1%
Materials & Processing	6.0%
Financials	3.5%
Consumer Staples	1.6%
Telecommunications	1.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 6.48% for the six-month period ending June 30, 2012, compared to the 8.23% return for its benchmark, the Russell 2000 Value Index.

Stock selection in the financials sector was challenged in the first quarter of 2012, driven by our holdings in Meadowbrook Insurance Group, a specialty insurance underwriter. Its shares declined as the company announced weak quarterly earnings, driven by reserve deficiencies within its sizeable workers’ compensation business. Health care holding, Team Health Holdings, which provides staffing and administrative services to hospitals, was also a bottom performing stock. After outperforming in during the fourth quarter of 2011, its shares declined due to higher operating costs and tax expenses. We view these as being short-term headwinds given this was temporary and driven by net new contract growth.

In the first quarter, stock selection in the Fund was the strongest in the information technology sector. Information technology holding, Parametric Technology positively contributed to returns, driven by a strong earnings announcement with better-than-expected results stemming from strong sales from Europe. Our stock selection in materials was also a strong positive contributor to performance during the first quarter. Materials holding, H.B. Fuller, a manufacturer of specialty chemicals, was a top contributor to returns, boosted by an accretive acquisition during the quarter and continued strong execution by management.

During the second quarter, the largest detractor from performance in the Fund was the consumer discretionary sector. Tempur-Pedic International was the top detractor from returns. Shares of the mattress producer fell as the company lowered its full-year guidance for revenue growth. Management indicated that the company is facing increased competition, particularly from specialty mattress shops. While we continue to believe that there is significant opportunity for gross profit margin expansion, we exited the position as our thesis may take longer to play out than originally expected.

Also at the stock level, shares of Key Energy Services came under pressure, along with the broader energy sector, after the company reported first quarter earnings and revenues that fell short of expectations. Management cited slower growth in U.S. natural gas and higher costs associated with gas and oil price dislocation. Despite these short-term headwinds, we continue to believe that Key Energy is well-positioned to benefit from the rapid growth of oil shale drilling in the U.S. During the second quarter, our investments in health care contributed positively to returns. Lincare Holdings was the top overall contributor to performance in the sector. Its shares increased due to stronger-than-expected first quarter earnings and revenues, driven by expanded gross margins and lower operating expenses. Investors’ speculation surrounding an additional round of competitive bidding for the company provided further support. We continue to believe that Lincare Holdings should benefit from its exposure to an aging domestic population and further expansion into ancillary businesses.

Looking ahead into the rest of the year, while risks remain over the financial situation in Europe, geopolitical risk, and political uncertainty (especially in a U.S. election year), we remain cautiously optimistic on the U.S. equity market going forward. Companies continue to exhibit solid fundamentals and cash-rich balance sheets. As we gain clarity on some of these macro issues, we believe that this will provide further catalysts for management teams focused on returning value to shareholders through M&A, buybacks, dividends and deleveraging of balance sheets. While markets remain volatile, we believe that there remains an attractive risk-reward trade-off for small-cap stocks.

Independence Capital Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Financials	36.9%
Industrials	14.5%
Technology	11.8%
Consumer Discretionary	9.9%
Utilities	7.3%
Healthcare	6.2%
Energy	4.9%
Materials	4.9%
Consumer Staples	3.1%
Telecommunications	0.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 8.13% for the six-month period ending June 30, 2012, compared to the 8.53% return for its benchmark, the Russell 2000 Index.

Stocks in the U.S. began 2012 with an impressive uptrend, as ample liquidity and defensive positioning fostered persistent share buying. Quarterly earnings reports were solid, and a steady drumbeat of auspicious economic news, including declining jobless claims and rallying consumer confidence, provided an encouraging fundamental backdrop. The welcome signs of stronger activity even extended to the auto and housing industries. When the results of stress tests on major financial institutions arrived in mid-March, demonstrating that a solid majority of the largest banks could withstand even severe market dislocations, U.S. equities seemed to acquire additional cachet as a haven from funding strains in Europe and slowdown concerns in Asia.

Stocks stumbled in early April when March payroll figures came in much lower than expected, but another season of solid earnings reports allowed them to recover their equilibrium within the month. Alas, the stability quickly vanished when May brought a new set of soggy employment figures and elections in Europe fostered growing concerns that Greece might wind up leaving the eurozone. Although the turmoil overseas spurred a rally in the dollar that made U.S. equities global outperformers on an unhedged basis, and a steep retreat in oil prices promised welcome summer relief for many U.S. consumers, the May payroll gains that were reported on June 1 reminded investors that the U.S. economy was hardly a panacea. Share prices nevertheless began to find support as European authorities sought to assemble bailout mechanisms for the Spanish banking system and new measures from the U.S. Federal Reserve seemed increasingly likely. In the event, the Fed decided to extend Operation Twist, using its balance sheet to keep long yields low. Despite mild disappointment that the Fed did not announce more outright asset purchases, U.S. equities still ended the quarter strong after Europe outlined cooperative plans to recapitalize troubled eurozone banks.

Equity in larger U.S. companies performed best for most of the second quarter, but during June, as sluggish activity at home and banking turmoil in Europe drove hopes for more aggressive policy responses, stock in smaller firms began to attract renewed interest. Having broadly fizzled since they kicked off 2012 with several weeks of outperformance, secondary issues may have started signaling an improvement in market conditions during the summer. The Russell 2000 Index began its relative rebound early enough to return 5.0% in June and outpace the S&P 500 for the month.

While economically sensitive sectors like energy, materials, and industrials started to interest bargain hunters during June, they could not recover fully from weak relative performance earlier in the second quarter, which belonged primarily to defensive issues. As the growth outlook stalled, commodity prices tumbled, and policy makers showed little clear intention or capacity to boost longer-term prospects, income producers like telecommunications services and utilities were among the quarterly winners. But the best performance in June came from the health care sector, which rallied 5.8% on the month, barely edging out energy and telecommunications. Financials and materials also bounced back strongly and outperformed the S&P 500 in June. The weakest sector in June was consumer discretionary, but it still produced a 1.9% gain for the month, and the discretionary sector remained an outperformer for both the second quarter and the full first half.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Financials	21.1%
Technology	17.8%
Industrials	15.0%
Consumer Discretionary	13.8%
Healthcare	13.2%
Energy	6.1%
Materials	4.7%
Utilities	3.7%
Consumer Staples	3.7%
Telecommunications	0.9%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned 3.49% for the six-month period ending June 30, 2012, compared to the 3.38% return for its benchmark, the MSCI EAFE Index.

Stock markets around the world enjoyed strong rallies through January and February, rebounding nicely from the dismal sentiment and downbeat growth expectations that had prevailed into the end of 2011. But the steady progress for equities in the first two months of 2012 quickly turned to hesitation in early March, as tepid economic figures from Europe and Japan gave share buyers pause. A solid majority of EAFE markets lost ground during March, but only one finished the full first quarter in the red. The unfortunate laggard was MSCI Spain.

Stock markets outside the US endured a particularly volatile second quarter, slipping lower in April, tumbling in May, and then chopping through June before finishing with a celebratory surge. The epicenter of the challenges was the eurozone, where the liquidity injections of early 2012 began to lose their buzz in early April, and Spanish and Italian bond yields pushed higher again. The biggest losses and subsequent rebounds during the quarter came within the eurozone, but equities in the broader European region and the Pacific area as well mimicked the overall pattern. In total, the MSCI EAFE Index of developed market equities scored a 7.0% advance for June, but still showed a 7.1% loss for the second quarter as a whole. Still, the late June flurry was enough to get EAFE back into the black on a year-to-date basis.

All 10 EAFE sectors gained ground during the June rebound, with banks leading the financials to a strong 11.0% surge, and telecommunications services also climbing by double digits in the latest month. Cyclical sectors were well represented among the June underperformers, with materials and information technology faring the worst, but still adding more than 3% for the month. There was considerably greater differentiation for the second quarter as a whole. Materials and technology were still the laggards, hurt in turn by mining and hardware names that led these groups to respective three-month losses of 13.2% and 14.2%. Industrials, consumer discretionary, and energy each lagged EAFE by roughly two percentage points for the quarter, and financials were a milder underperformer. But consumer staples and telecommunications services only suffered small losses for the period, and the health care sector actually eked out a second-quarter gain of 0.8%. Consumer discretionary remains the sector leader on a year-to-date basis with a six-month return of 8.6%, and financials, consumer staples, and health care are also outperforming EAFE nicely. Energy is the poorest performing EAFE sector on a year-to-date basis, with a 5.4%

decline since the start of 2012, but materials and technology also remain firmly in negative territory.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Japan	22.1%
United Kingdom	20.1%
Switzerland	8.7%
Australia	8.7%
France	8.7%
Germany	7.9%
Netherlands	4.9%
Hong Kong	3.1%
Sweden	3.0%
Spain	2.7%
Italy	2.0%
Singapore	1.8%
Denmark	1.1%
Belgium	1.1%
Finland	0.7%
Norway	0.7%
Ireland	0.7%
Israel	0.6%
Luxembourg	0.4%
Austria	0.3%
United States	0.1%
Portugal	0.1%
Greece	0.1%
Bermuda	0.1%
China	0.1%
Jersey	0.1%
New Zealand	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 7.68% for the six-month period ending June 30, 2012, compared to the 3.38% return for its benchmark, the MSCI EAFE Index.

The Euro crisis re-ignited early in the period. Spain’s recession deepened, its sovereign debt rating fell, and Spanish bond yields popped. The need for a Spanish bank bailout intensified and market concern about the stability of the eurozone increased. Pushed ever closer to the brink, eurozone leaders moved beyond political posturing and agreed, during a late-quarter summit, that rescue funds could be used to recapitalize troubled eurozone banks. This was hailed as a first step toward a potential “banking union,” which would harmonize banking regulation and oversight across the eurozone. We think it is a positive move, which demonstrates that the eurozone can and will take action when pushed far enough. Risk in the region remains high and one or more countries may ultimately exit the European Union (EU). However, we have become greater believers in the resolve of the EU and its commitment to surviving over the longer term, both politically and functionally, no matter how painful or occasionally illogical that journey may be.

The Fund’s overweight exposure to the consumer staples sector helped relative performance during the period. Stock selection and limited exposure to the cyclical industrial sector helped performance during the period. The Fund’s underweight to the consumer discretionary sector hurt performance during the period.

Novo Nordisk, Philip Morris International, and HDFC BANK helped performance during the period and Tesco, Valeant Pharmaceuticals and Newcrest Mining detracted from performance during the period.

The Fund has had little exposure to financial companies during the past few years. During the period, our research identified some attractive opportunities, and we decided that it was a good time to dip back into the sector. We added UBS in Switzerland and HSBC in the United Kingdom to the Fund.

UBS is the second largest bank in Europe and the largest manager of private wealth assets in the world. Swiss regulatory rules are among the most stringent in the world, and UBS’s Tier 1 capital ratio stands at about 18.7%. Given that the bank is trading at a significant discount to its tangible book value, and that the ongoing businesses will continue to grow and generate significant earnings streams, we believe there is sufficient margin of error to weather what could be a bumpy ride over the medium term. HSBC has a strong core Tier 1 ratio of 10.4% under today’s more stringent post-crisis definition. The bank has a large, liquid securities portfolio, with minimal exposure to peripheral European countries.

A cloud of uncertainty continues to hang over world markets. Economic growth has slowed in the U.S., and concern about its fiscal cliff — and the potential effect on the economy — is growing. Recent cooperation among eurozone leaders was heartening, but we expect Europe ultimately will be pushed to the brink before any type of resolution is reached. Economic weakness and lack of decisive action by leaders in developed countries have affected growth in the developing world and are likely to continue to do so. The silver lining is that uncertainty and volatility create opportunities for investors like us. We continue to focus on underlying growth drivers, profitability, and earnings potential, as we pursue our objective: outperformance over full market cycles.

Independence Capital Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
United Kingdom	25.4%
India	13.0%
Switzerland	8.9%
Netherlands	8.2%
United States	7.4%
France	6.3%
Canada	5.5%
Denmark	3.6%
Belgium	3.0%
Australia	2.6%
Brazil	2.5%
Mexico	2.5%
China	2.5%
Japan	2.2%
Germany	2.1%
Ireland	1.7%
Hong Kong	1.5%
Columbia	1.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned 5.91% for the six-month period ending June 30, 2012, compared to its benchmarks the MSCI Emerging Markets Index’s return of 4.12%.

Despite the early year rally in cyclicals, we have maintained our conviction that markets are still restrained by an overarching secular bear market, as illustrated by the additional spike in cross-asset return correlations. This year has seen a continued rise in correlations across such varied asset classes as developed and emerging markets debt and equity, commodities, and currencies in both developed and emerging markets. In our view, high correlations underscore the structural problems burdening much of the developed world, including rising leverage in much of Europe and Japan even as the US has marginally chipped away at its own high debt levels. In our view, markets have been behaving consistently with their historic patterns shown in other major secular bear markets.

We do, however, see some encouraging signs that investors are beginning to pay attention to the fundamental differences between countries and companies. The unusually high correlation between equities and commodities shown in the years since the global financial crisis of 2008 has begun to show some signs of breaking down since October.

We have long positioned the Fund with the expectation that China cannot sustain either its high growth levels of the past decade or its appetite for commodities. With most developed countries struggling to recover and credit less accessible than it was in the last decade, we believe emerging markets are entering an era that will be marked by more moderate gross domestic product (GDP) growth of about 5% on average, more volatile business cycles and the gradual breakup of the herd behavior that has marked the last several years. As investors increasingly pay greater attention to the fundamentals distinguishing one country from another, country allocation decisions will be better rewarded.

We remain focused on seeking sources of healthy, secular growth in the Fund. We maintain our overweight to the countries with resilient or growing domestic demand and underpenetrated credit markets. We continue to favor countries where political reform, rising GDP per capita and productivity gains support growth and healthy company earnings. We tend to favor countries whose current account balances should benefit from an eventually declining cost of their energy import bills.

We are overweight the Philippines, Indonesia, Thailand, Turkey and South Korea. Our country allocations decisions give consideration to a country’s currency valuations. South Korea’s currency is relatively undervalued, having become more competitive over the past decade and thus supportive for selective exports of automobiles and electronics consumer goods. By contrast, currencies in Brazil and Russia have more than doubled in value over the past decade, gaining from the sharp rise in energy and commodities prices since 2000. This has reduced the competiveness of their exporting sectors. Our largest relative country underweights are China, Brazil and Taiwan. We are also underweight Russia and South Africa, where we are concerned about deteriorating political and macro developments.

At the bottom-up level, the Fund is overweight companies in the consumer staples and discretionary sectors in cases where the companies are growing market share and delivering stable or improving earnings and attractive return on equity. While we are underweight financials relative to the index, we nevertheless have approximately 18% of the Fund in financials — primarily banks and particularly in countries where credit penetration is low but likely to grow based on rising GDP per capita.

Independence Capital Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
South Korea	15.9%
Brazil	8.7%
China	8.6%
India	8.2%
Taiwan	7.0%
Indonesia	5.4%
Phillippines	5.4%
Mexico	4.7%
Turkey	4.3%
South Africa	4.1%
Thailand	3.8%
Russia	3.2%
Malaysia	2.9%
United States	2.9%
Chile	2.7%
Hong Kong	2.6%
Poland	2.4%
Peru	1.7%
United Kingdom	1.3%
Portugal	1.1%
Japan	1.0%
Hungary	0.8%
Qatar	0.5%
Switzerland	0.5%
Cyprus	0.3%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 13.58% for the six-month period ending June 30, 2012, compared to the 14.91% return for its benchmark, the FTSE NAREIT Equity REIT Index.

U.S. real estate securities advanced in the first half of 2012 and outperformed the broader equity market. After a strong start, the pace of the rally cooled in the second quarter amid slowing economic growth with more-modest job creation. In a less-certain economic environment, investors appeared to favor REITs for their relatively stable lease-based cash flows and access to capital at historically attractive terms.

All property sectors advanced, led by owners of regional malls. The group was aided by good earnings reports from leading companies and continued sales growth from mall tenants broadly. Simon Property Group reported first-quarter earnings that grew 13% compared with the first quarter of 2011, and announced a 5% dividend increase. Simon also acquired a 29% stake in Klépierre, a French retail landlord majority-owned by BNP Paribas.

Office REITs saw stronger-than-expected demand on the West Coast and in Manhattan. SL Green Realty was a standout, announcing one of the largest lease deals in New York City history with media tenant Viacom. In the diversified sector, data-center operator Digital Realty Trust announced the purchase of three facilities near London. Similar to Simon Property Group’s venture into Europe, this was an example of a U.S. company using its low cost of capital to acquire attractively priced, higher-yielding European assets.

The typically cyclical hotel sector performed broadly in line with the typically defensive health care property sector, alternating leadership in the first and second quarters, respectively. Apartment REITs underperformed, as improving sentiment in the single-family housing market prompted concerns of slower cash flow growth in the rental market.

The Fund had a positive total return for the period, but underperformed its benchmark. Stock selection in the hotel sector detracted from relative performance. Our holdings included out-of-index companies with operations in Europe that underperformed in the period. We believe they have good fundamentals, although revenue growth in dollar terms has been hindered recently by weakness in the euro. In the industrial sector we were overweight Prologis, which had a sizable absolute gain but trailed smaller industrial property stocks that had larger rebounds. Our underweight in the health care sector also detracted from relative returns.

Factors that aided relative performance included stock selection among shopping center companies and our overweight in regional malls, specifically Simon Property Group. Stock selection in the apartment sector modestly benefited relative returns.

Recent disappointments in employment reports notwithstanding, we continue to expect slow but steady growth, with modest job creation. Such an environment should allow for incremental gains in demand for real estate companies and continued low financing costs as interest rates remain low. Fundamentals in most sectors should also be supported by only gradual additions to supply, to the potential benefit of property-level cash flow growth.

Recent property transactions have largely confirmed our value estimates, but we continue to carefully evaluate our inputs. We have a modest cyclical lean (overweight in hotel and industrial companies), but with a defensive component in the Fund. We have a generally favorable view of key office markets, including life sciences, technology and media, as well as New York offices broadly. We are marginally underweight apartments based on valuations and improved statistics for single-family homes, although we are monitoring the group for buying opportunities based on its relative underperformance versus other property sectors. We continue to favor prime retail owners, while staying cautious toward health care properties, suburban offices and secondary retail.

Independence Capital Management, Inc.

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/12

Percent of Total Investments[1]
Regional Malls	20.8%
Apartments	16.9%
Diversified	15.1%
Office Property	10.5%
Healthcare	8.3%
Storage & Warehousing	7.4%
Hotels and Resorts	6.9%
Industrial	6.5%
Strip Centers	4.2%
Building & Real Estate	2.5%
Manufactured Homes	1.0%

100.1%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 6.89% for the six-month period ending June 30, 2012, compared to its benchmarks, the Russell 3000 Index’s return of 10.40% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.37% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/12

International Stocks	21.0%
Large Cap Value Stocks	19.0%
Large Growth Stocks	16.0%
Mid Cap Value Stocks	8.0%
Emerging Markets	8.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 6.22% for the six-month period ending June 30, 2012, compared to its benchmarks, the Russell 3000 Index’s return of 10.40% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.37% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/12

Large Cap Value Stocks	17.0%
International Stocks	17.0%
Large Growth Stocks	13.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	7.0%
Mid Cap Growth Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 5.09% for the six-month period ending June 30, 2012, compared to its benchmarks, the Russell 3000 Index’s return of 10.40% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.37% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/12

Intermediate Bonds	21.0%
Large Cap Value Stocks	13.0%
International Stocks	13.0%
Short Term Bonds	12.0%
Large Growth Stocks	10.0%
Mid Cap Value Stocks	5.0%
Emerging Markets	5.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	4.0%
Cash Equivalents	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 4.01% for the six-month period ending June 30, 2012, compared to its benchmarks, the Russell 3000 Index’s return of 10.40% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.37% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/12

Intermediate Bonds	29.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Growth Stocks	7.0%
High Yield Bonds	6.0%
Cash Equivalents	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 2.79% for the period ending June 30, 2012, compared to its benchmarks, the Russell 3000 Index’s return of 10.40% and the Barclays Capital U.S. Aggregate Bond Index’s return of 2.37% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/12

Intermediate Bonds	37.0%
Short Term Bonds	25.0%
Cash Equivalents	10.0%
High Yield Bonds	8.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2012 and held through June 30, 2012. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Disclosure of Fund Expenses

For the Period January 1, 2012 to June 30, 2012

Expense Table

	Beginning Value 1/1/12	Ending Value 6/30/12	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.10	0.22%	$1.09
Hypothetical	$1,000.00	$1,023.76	0.22%	$1.11
Limited Maturity Bond Fund
Actual	$1,000.00	$1,003.50	0.58%	$2.89
Hypothetical	$1,000.00	$1,021.94	0.58%	$2.92

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 1/1/12	Ending Value 6/30/12	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,123.80	0.57%	$2.86
Hypothetical	$1,000.00	$1,021.99	0.57%	$2.87
High Yield Bond Fund
Actual	$1,000.00	$1,066.50	0.83%	$4.26
Hypothetical	$1,000.00	$1,020.68	0.83%	$4.18
Flexibly Managed Fund
Actual	$1,000.00	$1,070.30	0.84%	$4.32
Hypothetical	$1,000.00	$1,020.63	0.84%	$4.23
Balanced Fund
Actual	$1,000.00	$1,064.90	0.19%	$0.98
Hypothetical	$1,000.00	$1,023.91	0.19%	$0.96
Large Growth Stock Fund
Actual	$1,000.00	$1,132.90	0.92%	$4.88
Hypothetical	$1,000.00	$1,020.23	0.92%	$4.63
Large Cap Growth Fund
Actual	$1,000.00	$1,072.60	0.89%	$4.59
Hypothetical	$1,000.00	$1,020.38	0.89%	$4.48
Large Core Growth Fund
Actual	$1,000.00	$1,080.70	0.90%	$4.75
Hypothetical	$1,000.00	$1,020.33	0.90%	$4.53
Large Cap Value Fund
Actual	$1,000.00	$1,045.60	0.88%	$4.48
Hypothetical	$1,000.00	$1,020.43	0.88%	$4.43
Large Core Value Fund
Actual	$1,000.00	$1,080.70	0.89%	$4.60
Hypothetical	$1,000.00	$1,020.38	0.89%	$4.48
Index 500 Fund
Actual	$1,000.00	$1,093.00	0.35%	$1.82
Hypothetical	$1,000.00	$1,023.10	0.35%	$1.76
Mid Cap Growth Fund
Actual	$1,000.00	$1,050.20	1.00%	$5.10
Hypothetical	$1,000.00	$1,019.83	1.00%	$5.03
Mid Cap Value Fund
Actual	$1,000.00	$1,067.80	0.85%	$4.37
Hypothetical	$1,000.00	$1,020.58	0.85%	$4.28
Mid Core Value Fund
Actual	$1,000.00	$1,036.60	1.07%	$5.42
Hypothetical	$1,000.00	$1,019.48	1.07%	$5.39
SMID Cap Growth Fund
Actual	$1,000.00	$1,109.10	1.05%	$5.51
Hypothetical	$1,000.00	$1,019.58	1.05%	$5.29

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 1/1/12	Ending Value 6/30/12	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,070.30	1.14%	$5.87
Hypothetical	$1,000.00	$1,019.12	1.14%	$5.74
Small Cap Growth Fund
Actual	$1,000.00	$1,046.80	1.09%	$5.55
Hypothetical	$1,000.00	$1,019.38	1.09%	$5.49
Small Cap Value Fund
Actual	$1,000.00	$1,064.80	1.15%	$5.90
Hypothetical	$1,000.00	$1,019.07	1.15%	$5.79
Small Cap Index Fund
Actual	$1,000.00	$1,081.30	0.55%	$2.85
Hypothetical	$1,000.00	$1,022.09	0.55%	$2.77
Developed International Index Fund
Actual	$1,000.00	$1,034.90	0.59%	$2.99
Hypothetical	$1,000.00	$1,021.89	0.59%	$2.97
International Equity Fund
Actual	$1,000.00	$1,076.80	1.18%	$6.09
Hypothetical	$1,000.00	$1,018.92	1.18%	$5.94
Emerging Markets Equity Fund
Actual	$1,000.00	$1,059.10	1.68%	$8.60
Hypothetical	$1,000.00	$1,016.41	1.68%	$8.46
Real Estate Securities Fund
Actual	$1,000.00	$1,135.80	1.01%	$5.36
Hypothetical	$1,000.00	$1,019.78	1.01%	$5.08
Aggressive Allocation Fund
Actual	$1,000.00	$1,068.90	0.33%	$1.70
Hypothetical	$1,000.00	$1,023.20	0.33%	$1.66
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,062.20	0.32%	$1.64
Hypothetical	$1,000.00	$1,023.25	0.32%	$1.61
Moderate Allocation Fund
Actual	$1,000.00	$1,050.90	0.32%	$1.63
Hypothetical	$1,000.00	$1,023.25	0.32%	$1.61
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,040.20	0.33%	$1.67
Hypothetical	$1,000.00	$1,023.20	0.33%	$1.66
Conservative Allocation Fund
Actual	$1,000.00	$1,027.90	0.33%	$1.66
Hypothetical	$1,000.00	$1,023.20	0.33%	$1.66

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATION — 0.6%
FNMA
0.010%, 07/02/12 (Cost $900,000)	$900	$900,000

COMMERCIAL PAPER — 52.2%
Aerospace & Defense — 1.4%
Honeywell International, Inc. 0.250%, 09/25/12	2,000	1,998,819

Banks — 0.2%
Bank of Nova Scotia 0.080%, 07/02/12	250	250,000

Beverages — 4.5%
Coca-Cola Co. 0.190%, 09/11/12	1,400	1,399,475
0.200%, 09/18/12	2,000	1,999,133
0.210%, 10/05/12	3,000	2,998,338

		6,396,946

Biotechnology — 0.5%
Celgene Corp. 0.430%, 07/12/12	700	699,916

Chemicals — 2.2%
E.I. Du Pont de Nemours & Co. 0.210%, 09/12/12	2,000	1,999,160
The Sherwin-Williams Co. 0.130%, 07/02/12	1,200	1,200,000

		3,199,160

Diversified Financial Services — 21.6%
BP Capital Markets Plc
0.230%, 08/20/12	1,100	1,099,656
0.350%, 11/15/12	800	798,942
Covidien International Finance S.A. 0.450%, 08/01/12	5,000	4,998,125
ENI Finance USA, Inc. 0.500%, 07/02/12	1,000	1,000,000
Nestlé Finance International Ltd. 0.180%, 08/28/12	3,000	2,999,145
Novartis Finance Corp. 0.190%, 10/09/12	3,000	2,998,432
Reckitt & Benckiser Treasury Services Plc 0.220%, 08/29/12	1,000	999,646
0.650%, 09/06/12	1,150	1,148,630
0.300%, 10/25/12	2,900	2,897,221
Total Capital Canada Ltd. 0.190%, 08/09/12	2,800	2,799,438
0.260%, 10/26/12	1,000	999,162
Toyota Motor Credit Corp. 0.280%, 11/08/12	2,800	2,797,191
0.290%, 11/08/12	2,000	1,997,922
WGL Holdings, Inc. 0.230%, 07/02/12	3,000	3,000,000
0.300%, 07/12/12	440	439,963

		30,973,473

	Par (000)	Value†

Electric — 10.3%
Basin Electric Power Cooperative 0.180%, 07/18/12	$3,000	$2,999,760
Electricite de France 0.430%, 07/03/12	1,400	1,399,983
0.360%, 07/23/12	1,000	999,790
Florida Power & Light Co. 0.260%, 07/12/12	2,055	2,054,852
IDACORP, Inc 0.450%, 07/10/12	676	675,932
Oglethorpe Power Corp. 0.280%, 07/09/12	2,100	2,099,886
0.320%, 07/11/12	500	499,960
Southern Co.
0.200%, 07/06/12	1,000	999,978
0.210%, 07/31/12	3,000	2,999,492

		14,729,633

Food — 0.5%
ConAgra Foods, Inc. 0.290%, 07/02/12	700	700,000

Gas — 4.9%
San Diego Gas & Electric Co. 0.140%, 07/02/12	7,000	7,000,000

Healthcare Products — 1.8%
Baxter International, Inc. 0.250%, 07/17/12	2,525	2,524,983

Oil & Gas — 2.7%
ConocoPhillips 0.130%, 07/02/12	435	435,000
0.230%, 09/13/12	2,000	1,999,067
Duke Energy Corp. 0.420%, 07/16/12	725	724,882
Enbridge Energy Co., Inc. 0.430%, 07/27/12	700	699,791

		3,858,740

Oil & Gas Services — 0.5%
TransCanada Pipelines Ltd. 0.450%, 07/17/12	700	699,869
Retail — 1.1%
Hudson’s Bay Co. 0.180%, 08/14/12	1,600	1,599,656

TOTAL COMMERCIAL PAPER (Cost $74,631,195)		74,631,195

FOREIGN GOVERNMENT SECURITIES — 1.1%
Province of Ontario 5.125%, 07/17/12 (Cost $1,520,967)	1,518	1,520,967

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Money Market Fund

	Par (000)	Value†
CORPORATE BONDS — 3.3%
Banks — 0.7%
American Express Centurion Bank 5.550%, 10/17/12	$1,000	$1,013,746

Diversified Financial Services — 0.5%
Wells Fargo Financial, Inc. 5.500%, 08/01/12	779	782,232

Insurance — 2.1%
Metropolitan Life Global Funding I @ 2.875%, 09/17/12	625	628,144
New York Life Global Funding @ 5.250%, 10/16/12	2,300	2,332,727

		2,960,871

TOTAL CORPORATE BONDS (Cost $4,756,849)		4,756,849

MUNICIPAL NOTES — 41.0%
California Housing Finance Agency 0.170%, 08/01/36•	2,000	2,000,000
City of Minneapolis 0.180%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority 0.160%, 05/01/22•	2,600	2,600,000
0.160%, 10/01/30•	2,800	2,800,000
0.190%, 04/01/43•	1,325	1,325,000
Idaho Housing & Finance Association
0.160%, 01/01/38•	4,000	4,000,000
0.180%, 01/01/40•	4,240	4,240,000
Iowa Finance Authority
0.190%, 07/01/34•	1,405	1,405,000
0.190%, 01/01/39•	2,300	2,300,000
Kansas State Department of Transportation 0.150%, 09/01/22•	3,100	3,100,000
Michigan State Housing Development Authority 0.180%, 06/01/39•	4,700	4,700,000
Minnesota Housing Finance Agency 0.180%, 07/01/36•	4,000	4,000,000
Pennsylvania Turnpike Commission 0.350%, 07/15/41•	5,000	5,000,000
South Dakota Housing Development Authority 0.190%, 05/01/39•	5,000	5,000,000
State of Texas 0.200%, 12/01/29•	4,000	4,000,000
Triborough Bridge & Tunnel Authority 0.500%, 01/01/19•	3,000	3,000,000
Wisconsin Housing & Economic Development Authority 0.170%, 09/01/22•	4,000	4,000,000
0.280%, 05/01/34•	2,870	2,870,000

Total MUNICIPAL NOTES (Cost $58,630,000)		58,630,000

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	$1
BlackRock Liquidity Funds TempFund - Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio	2,605,401	2,605,401
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund -Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $2,605,407)		2,605,407

TOTAL INVESTMENTS — 100.0% (Cost $143,044,418)		$143,044,418

†	See Security Valuation Note.
•	Variable Rate Security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

Plc — Public Limited Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$34,431,338	24.1%	24.1%
8 — 14 days	1,699,581	1.2%	25.3%
15 — 30 days	11,579,287	8.1%	33.4%
31 — 60 days	13,486,208	9.4%	42.8%
61 — 90 days	14,621,093	10.2%	53.0%
91 — 120 days	12,037,969	8.4%	61.4%
121 — 150 days	798,942	0.6%	62.0%
over 150 days	54,390,000	38.0%	100.0%

	$143,044,418	100.0%

Average Weighted Maturity — 32 days

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Money Market Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMERCIAL PAPER	$74,631,195	$—	$74,631,195	$—
AGENCY OBLIGATION	900,000	—	900,000	—
CORPORATE BONDS	4,756,849	—	4,756,849	—
MUNI NOTES	58,630,000	—	58,630,000	—
FOREIGN GOVERNMENT SECURITIES	1,520,967	—	1,520,967	—
SHORT-TERM INVESTMENTS	2,605,407	2,605,407	—	—

TOTAL INVESTMENTS	$143,044,418	$2,605,407	$140,439,011	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of the financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 10.5%
Federal Home Loan Mortgage Corporation — 1.1%
1.375%, 02/25/14	$2,000	$2,033,670

Federal National Mortgage Association — 9.4%
0.375%, 12/28/12	6,700	6,707,732
0.500%, 08/09/13	2,000	2,004,766
1.000%, 09/23/13	2,000	2,016,658
0.750%, 12/18/13	7,000	7,046,256

		17,775,412

TOTAL AGENCY OBLIGATIONS (Cost $19,684,336)		19,809,082

ASSET BACKED SECURITIES — 7.5%
Cabela’s Master Credit Card Trust 0.772%, 02/18/20 @•	3,000	3,011,088
Chase Issuance Trust 0.492%, 04/15/19 •	2,398	2,372,947
Conseco Financial Corp. 7.650%, 04/15/19	63	66,220
Enterprise Mortgage Acceptance Co. LLC 144A 7.565%, 01/15/27 @•~	462	367,280
Equity One ABS, Inc. 4.145%, 04/25/34 •	14	13,771
FDIC Trust 2012-C1 A 0.841%, 05/25/35 ~	2,910	2,909,220
GE Capital Credit Card Master Note Trust 1.092%, 09/15/16 •	1,400	1,403,934
0.950%, 06/15/18	2,000	1,999,471
Hyundai Auto Lease Securitization Trust 2011-A 144A 0.920%, 08/17/15 @	1,500	1,501,003
Popular ABS Mortgage Pass-Through Trust 4.628%, 09/25/34 •	16	15,984
SACO I, Inc. 144A 1.145%, 06/25/35 @•	494	410,488

TOTAL ASSET BACKED SECURITIES (Cost $14,173,550)		14,071,406

COMMERCIAL MORTGAGE BACKED SECURITIES — 1.2%
Bear Stearns Commercial Mortgage Securities 5.571%, 03/11/39 •	978	980,710
Federal Express Corp. 2012 Pass Through Trust 144A 2.625%, 01/15/18 @	1,000	998,150
JPMorgan Chase Commercial Mortgage Securities Corp. 4.545%, 01/15/42	274	274,067

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $2,249,799)		2,252,927

	Par (000)	Value†
CORPORATE BONDS — 16.0%
Aerospace & Defense — 1.1%
Raytheon Co. 1.400%, 12/15/14	$1,000	$1,014,592
United Technologies Corp. 1.200%, 06/01/15	1,000	1,011,637

		2,026,229

Banks — 4.9%
Bank of Montreal 144A 2.850%, 06/09/15 @	1,000	1,058,240
Bank of Nova Scotia 144A 1.050%, 03/20/15 @	1,000	1,006,546
Canadian Imperial Bank of Commerce 144A 2.000%, 02/04/13 @	3,000	3,027,687
Commonwealth Bank of Australia 144A 3.492%, 08/13/14 @	1,000	1,056,824
The Toronto-Dominion Bank 144A 1.625%, 09/14/16 @	2,000	2,037,112
Westpac Banking Corp. 144A 3.585%, 08/14/14 @	1,000	1,054,521

		9,240,930

Beverages — 0.6%
The Coca-Cola Co. 1.800%, 09/01/16	1,000	1,027,077

Computers — 0.6%
Google, Inc. 2.125%, 05/19/16	1,000	1,043,747

Diversified Financial Services — 4.9%
Caisse Centrale Desjardins du Quebec 144A 2.550%, 03/24/16 @	3,000	3,157,362
General Electric Capital Corp 2.300%, 04/27/17	1,000	1,006,761
General Electric Capital Corp. 2.625%, 12/28/12	4,000	4,045,536
Toyota Motor Credit Corp. 1.000%, 02/17/15	1,000	1,001,184

		9,210,843

Energy-Alternate Sources — 0.5%
BP Capital Markets Plc 1.700%, 12/05/14	1,000	1,015,083

Food — 0.3%
General Mills, Inc. 5.650%, 09/10/12	500	504,416

Insurance — 0.5%
Metropolitan Life Global Funding I 144A 2.000%, 01/09/15 @	1,000	1,014,654

Investment Companies — 0.5%
USAA Capital Corp. 144A 2.250%, 12/13/16 @	1,000	1,020,360

Mining — 0.5%
BHP Billiton Finance USA Ltd. 1.125%, 11/21/14	1,000	1,005,844

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2011 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — 0.5%
SeaRiver Maritime, Inc. 0.000%, 09/01/12+	$1,000	$994,226

Pharmaceuticals — 1.1%
Teva Pharmaceutical Finance IV LLC 1.700%, 11/10/14	1,000	1,020,272
Zimmer Holdings, Inc. 1.400%, 11/30/14	1,000	1,002,685

		2,022,957

TOTAL CORPORATE BONDS (Cost $29,583,295)		30,126,366

MUNICIPAL NOTE — 0.6%
Regional — 0.6%
Province of British Columbia 2.850%, 06/15/15 (Cost $999,685)	1,000	1,063,340

RESIDENTIAL MORTGAGE BACKED SECURITIES — 5.1%
Collateralized Mortgage Obligations — 4.1%
Fannie Mae REMICs 0.645%, 11/25/39•	7,797	7,792,062

Fannie Mae Pool — 1.0%
4.000%, 06/01/20	545	579,478
2.707%, 12/01/33•	745	797,612
2.875%, 04/01/34•	239	254,305
2.485%, 07/01/36•	229	243,061

		1,874,456

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $9,583,452)		9,666,518

U.S. TREASURY OBLIGATIONS — 50.5%
U.S. Treasury Note 0.375%, 06/30/13	6,500	6,507,871
4.250%, 08/15/13	6,500	6,789,451
3.125%, 08/31/13	3,000	3,099,258
0.750%, 09/15/13	6,750	6,788,232
0.500%, 10/15/13	5,000	5,013,670
4.250%, 11/15/13	3,100	3,267,230
0.250%, 11/30/13	5,000	4,996,680
0.125%, 12/31/13	5,000	4,986,720
1.750%, 01/31/14	2,000	2,045,234
1.750%, 03/31/14	5,000	5,123,440
1.875%, 04/30/14	5,650	5,808,906
2.375%, 09/30/14	3,000	3,136,875
4.250%, 11/15/14	12,100	13,206,013
2.250%, 01/31/15	730	764,903
4.000%, 02/15/15	7,850	8,585,325
0.375%, 04/15/15	15,000	14,989,455

TOTAL U.S. TREASURY OBLIGATIONS (Cost $93,208,783)		95,109,263

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 8.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	10,212,108	$10,212,108
BlackRock Liquidity Funds TempFund - Institutional Shares	218	218
Federated Prime Obligations Fund - Class I	408	408
Fidelity Institutional Prime Money Market Portfolio	1,019	1,019
Fidelity Institutional Prime Money Market Portfolio - Class I	197	197
Wells Fargo Advantage Government Money Market Fund - Institutional Class	6,100,852	6,100,852
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	5
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $16,314,808)		16,314,808

TOTAL INVESTMENTS — 100.0% (Cost $185,797,708)		$188,413,710

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2012 is $3,276,500.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.
LLC	— Limited Liability Company.
Plc	— Public Limited Company.
REMICS	— Real Estate Mortgage Investment Conduits.

Country Weightings as of 06/30/2012††
United States	92%
Canada	6
Australia	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2012

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Limited Maturity Bond Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$95,109,263	$—	$95,109,263	$—
AGENCY OBLIGATIONS	19,809,082	—	19,809,082	—
ASSET BACKED SECURITIES	14,071,406	—	14,071,406	—
COMMERCIAL MORTGAGE BACKED SECURITIES	2,252,927	—	2,252,927	—
CORPORATE BONDS	30,126,366	—	30,126,366
MUNICIPAL NOTES	1,063,340	—	1,063,340	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	9,666,518	—	9,666,518	—
SHORT-TERM INVESTMENTS	16,314,808	16,314,808	—	—

TOTAL INVESTMENTS	$188,413,710	$16,314,808	$172,098,902	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of the financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2011 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 2.3%
Federal National Mortgage Association — 2.3%
3.250%, 04/09/13	$4,500	$4,605,817
5.000%, 04/15/15	6,750	7,587,952

TOTAL AGENCY OBLIGATIONS (Cost $11,381,108)		12,193,769

ASSET BACKED SECURITIES — 2.9%
Conseco Financial Corp.• 7.240%, 11/15/28	509	231,236
Enterprise Mortgage Acceptance Co. LLC 144A @•~ 7.551%, 01/15/27	924	734,560
GE Capital Credit Card Master Note Trust 1.092%, 09/15/16•	4,000	4,011,239
0.950%, 06/15/18	5,000	4,998,678
Hyundai Auto Lease Securitization Trust 2011-A 144A @ 0.920%, 08/17/15	4,000	4,002,674
SACO I, Inc. 144A @• 1.145%, 06/25/35	1,483	1,231,465

TOTAL ASSET BACKED SECURITIES (Cost $15,795,566)		15,209,852

COMMERCIAL MORTGAGE BACKED SECURITIES — 1.3%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	1,610	1,613,566
CFCRE Commercial Mortgage Trust 144A @• 4.961%, 04/15/44	1,000	1,121,800
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,666,077
JPMorgan Chase Commercial Mortgage Securities Corp. 4.545%, 01/15/42	912	913,557
5.420%, 01/15/49	1,500	1,678,307

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $6,427,041)		6,993,307

CORPORATE BONDS — 18.6%
Aerospace & Defense — 0.2%
Lockheed Martin Corp. 3.350%, 09/15/21	1,000	1,033,609

Agriculture — 0.5%
Altria Group, Inc. 4.750%, 05/05/21	1,000	1,134,046
Cargill, Inc. 144A @ 6.125%, 09/15/36	1,000	1,253,973

		2,388,019

Banks — 1.3%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,069,293

	Par (000)	Value†

Banks — (continued)
Bank of Montreal 144A @ 2.850%, 06/09/15	$1,000	$1,058,240
Canadian Imperial Bank of Commerce 144A @ 2.000%, 02/04/13	1,000	1,009,229
JPMorgan Chase & Co. 6.000%, 01/15/18	1,700	1,951,364
The Goldman Sachs Group, Inc. 5.250%, 07/27/21	1,000	1,015,818
5.750%, 01/24/22	1,000	1,055,604

		7,159,548

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,000	1,320,754
Pepsico, Inc. 4.000%, 03/05/42	1,000	1,045,033
The Coca-Cola Co. 3.300%, 09/01/21	1,000	1,072,709

		3,438,496

Biotechnology — 0.9%
Amgen, Inc. 4.950%, 10/01/41	1,000	1,022,257
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,220,445
Genentech, Inc. 5.250%, 07/15/35	1,000	1,177,429
Gilead Sciences, Inc. 4.400%, 12/01/21	1,000	1,103,779

		4,523,910

Commercial Services — 0.9%
Safina Ltd.~ 2.000%, 12/30/23	5,000	4,992,500

Computers — 0.4%
Hewlett-Packard Co. 2.600%, 09/15/17	1,000	1,003,803
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,348,800

		2,352,603

Diversified Financial Services — 1.3%
American Honda Finance Corp. 144A @ 3.800%, 09/20/21	1,000	1,071,407
Caisse Centrale Desjardins du Quebec 144A @ 2.550%, 03/24/16	2,000	2,104,908
General Electric Capital Corp. 6.150%, 08/07/37	1,000	1,181,424
5.875%, 01/14/38	1,000	1,148,004
Northern Trust Corp. 3.375%, 08/23/21	500	537,210
Toyota Motor Credit Corp. 3.400%, 09/15/21	1,000	1,051,631

		7,094,584

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2011 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — 1.4%
ABB Finance USA, Inc. 4.375%, 05/08/42	$1,000	$1,074,613
Carolina Power & Light Co. 2.800%, 05/15/22	1,000	1,016,409
Commonwealth Edison Co. 6.150%, 09/15/17	500	605,419
Duke Energy Carolinas LLC 4.250%, 12/15/41	1,000	1,078,012
Enel Finance International SA 144A @ 6.250%, 09/15/17	1,000	1,003,848
Georgia Power Co. 4.300%, 03/15/42	1,000	1,041,663
PacifiCorp 6.250%, 10/15/37	1,000	1,344,624

		7,164,588

Food — 0.5%
Kraft Foods Group, Inc. 144A @ 5.000%, 06/04/42	1,000	1,058,376
Kraft Foods, Inc. 6.750%, 02/19/14	500	547,711
Sara Lee Corp. 2.750%, 09/15/15	1,000	1,024,206

		2,630,293

Gas — 0.8%
Boston Gas Co. 144A @ 4.487%, 02/15/42	1,000	1,055,869
Pacific Gas & Electric Co. 3.250%, 09/15/21	1,000	1,047,817
Praxair, Inc. 3.000%, 09/01/21	1,000	1,029,911
SEMCO Energy, Inc. 144A @ 5.150%, 04/21/20	1,000	1,115,991

		4,249,588

Healthcare Products — 1.0%
Becton Dickinson & Co. 3.125%, 11/08/21	1,000	1,040,741
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,209,351
3.200%, 06/15/22	1,000	1,030,971
Stryker Corp. 2.000%, 09/30/16	1,000	1,024,544
Zimmer Holdings, Inc. 4.625%, 11/30/19	1,000	1,134,821

		5,440,428

Healthcare Services — 0.4%
CIGNA Corp. 4.375%, 12/15/20	1,000	1,066,490
Unitedhealth Group, Inc. 4.625%, 11/15/41	1,000	1,074,679

		2,141,169

Insurance — 0.4%
American International Group, Inc. 4.875%, 06/01/22	1,000	1,023,222

	Par (000)	Value†

Insurance — (continued)
The Travelers Cos., Inc. 5.350%, 11/01/40	$1,000	$1,206,896

		2,230,118

Investment Companies — 0.4%
Express Script Holding Co. 144A @ 3.900%, 02/15/22	1,000	1,036,514
USAA Capital Corp. 144A @ 2.250%, 12/13/16	1,000	1,020,360

		2,056,874

Media — 0.3%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,453,321

Miscellaneous Manufacturing — 0.7%
Honeywell International, Inc. 5.375%, 03/01/41	1,000	1,269,986
Illinois Tool Works, Inc. 144A @ 4.875%, 09/15/41	1,000	1,137,885
Siemens Financieringsmaatschappij NV 144A @ 6.125%, 08/17/26	1,000	1,242,846

		3,650,717

Oil & Gas — 3.0%
Apache Corp. 3.250%, 04/15/22	1,000	1,044,212
BG Energy Capital Plc 144A @ 4.000%, 10/15/21	1,000	1,067,055
BP Capital Markets Plc 4.500%, 10/01/20	1,000	1,125,836
Devon Energy Corp. 4.750%, 05/15/42	1,000	1,049,352
Occidental Petroleum Corp. 3.125%, 02/15/22	1,000	1,042,530
Pemex Project Funding Master Trust 6.625%, 06/15/35	1,000	1,190,000
Petrobras International Finance Co.-Pifco 6.750%, 01/27/41	1,000	1,172,984
Petroleos Mexicanos 1.950%, 12/20/22 W.I.	2,000	2,000,080
2.000%, 12/20/22	3,000	3,002,550
Statoil, ASA 3.150%, 01/23/22	1,000	1,043,653
United Technologies Corp. 4.500%, 06/01/42	2,000	2,196,810

		15,935,062

Oil & Gas Services — 0.4%
Halliburton Co. 4.500%, 11/15/41	1,000	1,048,655
Schlumberger Oilfield Plc 144A @ 4.200%, 01/15/21	1,000	1,120,852

		2,169,507

Pharmaceuticals — 1.9%
Celgene Corp. 0.440%, 07/10/12	3,000	2,999,633

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2011 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — (continued)
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	$1,000	$1,213,892
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,366,662
Novartis Capital Corp. 2.900%, 04/24/15	1,000	1,057,953
Sanofi-Aventis SA 4.000%, 03/29/21	1,000	1,115,339
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	1,000	1,051,778
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	1,000	1,075,592

		9,880,849

Pipelines — 0.2%
DCP Midstream LLC 144A @ 6.750%, 09/15/37	1,000	1,207,066

Retail — 0.7%
CVS Caremark Corp. 5.750%, 05/15/41	1,000	1,190,414
Wal-Mart Stores, Inc. 3.250%, 10/25/20	1,000	1,072,996
5.625%, 04/01/40	1,000	1,291,344

		3,554,754

Telecommunications — 0.4%
AT&T, Inc. 3.875%, 08/15/21	1,000	1,089,259
Verizon Communications, Inc. 4.600%, 04/01/21	1,000	1,146,150

		2,235,409

TOTAL CORPORATE BONDS (Cost $90,015,672)		98,983,012

MUNICIPAL NOTE — 0.4%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,999,369)	2,000	2,126,680

MUNICIPAL BONDS — 1.7%
City of New York 6.271%, 12/01/37	1,750	2,246,073
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,208,780
Metropolitan Water District of Southern California 6. 947%, 07/01/40	1,000	1,204,900
Orange County Sanitation District 6.400%, 02/01/44	1,000	1,352,880
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,815,500

Total MUNICIPAL BONDS (Cost $6,752,127)		8,828,133

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 22.5%
Collateralized Mortgage Obligations — 2.4%
Fannie Mae REMICs• 0.645%, 11/25/39	$7,797	$7,792,062
Freddie Mac REMICs• 0.582%, 05/15/37	5,120	5,116,645

		12,908,707

Fannie Mae Pool — 8.2%
5.000%, 07/01/23	1,744	1,884,221
2.875%, 04/01/34•	716	762,916
2.485%, 07/01/36•	762	810,203
2.419%, 08/01/36•	727	770,018
4.063%, 05/01/37•	522	557,262
4.000%, 08/01/39	6,334	6,749,784
4.000%, 11/01/40	6,305	6,720,987
3.500%, 12/01/40	12,110	12,741,332
3.500%, 01/01/41	9,086	9,560,376
3.500%, 03/01/41	2,640	2,777,335

		43,334,434

Freddie Mac Gold Pool — 4.3%
3.000%, 01/01/26	8,490	8,887,970
3.500%, 12/01/40	7,585	7,966,282
3.500%, 01/01/41	4,522	4,748,905
3.500%, 02/01/41	1,297	1,362,318

		22,965,475

Ginnie Mae Pool — 7.6%
6.000%, 10/15/38	1,508	1,694,352
6.000%, 10/15/38	1,219	1,369,621
4.000%, 04/15/39	9,469	10,373,640
4.000%, 06/15/39	6,037	6,613,574
4.500%, 02/15/40	9,660	10,584,002
3.500%, 10/20/41	8,795	9,413,832
9.000%, 10/15/30	8	8,325

		40,057,346

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $110,350,536)		119,265,962

COMMERCIAL PAPER — 1.3%
Beverages — 0.2%
Bacardi Corp. 0.440%, 07/18/12	1,000	999,780

Electric — 0.5%
Idacorp, Inc. 0.430%, 07/17/12	2,800	2,799,432

Electronics — 0.6%
Northstar 0.400%, 07/03/12	3,000	2,999,900

TOTAL COMMERCIAL PAPER (Cost $6,799,112)		6,799,112

U.S. TREASURY OBLIGATIONS — 30.8%
U.S. Treasury Bond 6.250%, 08/15/23	1,350	1,960,875

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — (continued)
U.S. Treasury Bond — (continued)
5.500%, 08/15/28	2,800	4,030,687
3.500%, 02/15/39	$8,680	$10,044,392
4.375%, 05/15/40	100	133,265
3.125%, 11/15/41	1,000	1,075,000
U.S. Treasury Note 1.125%, 12/15/12	43,600	43,785,649
0.250%, 11/30/13	5,000	4,996,680
1.750%, 01/31/14	6,000	6,135,702
1.875%, 02/28/14	7,000	7,179,648
4.250%, 11/15/14	5,000	5,457,030
4.000%, 02/15/15	10,900	11,921,025
2.125%, 12/31/15	11,100	11,717,437
2.625%, 02/29/16	5,000	5,380,860
1.500%, 07/31/16	4,000	4,144,064
2.375%, 06/30/18	4,300	4,661,131
2.750%, 02/15/19	9,800	10,875,707
3.125%, 05/15/19	6,550	7,444,481
3.375%, 11/15/19	475	549,553
2.000%, 11/15/21	2,200	2,280,953
2.000%, 02/15/22	4,400	4,548,157
3.125%, 02/15/42	8,530	9,163,088
U.S. Treasury Strip Principal 4.700%, 11/15/24+	7,800	6,000,626

TOTAL U.S. TREASURY OBLIGATIONS (Cost $151,864,990)		163,486,010

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 18.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	63,722,658	63,722,658
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447
Federated Prime Obligations Fund - Class I	313	313
Fidelity Institutional Prime Money Market Portfolio	713	713
Fidelity Institutional Prime Money Market Portfolio - Class I	271	271
Wells Fargo Advantage Government Money Market Fund - Institutional Class	32,985,219	32,985,219
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $96,709,623)		96,709,623

TOTAL INVESTMENTS — 100.0% (Cost $498,095,144)		$530,595,460

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the
Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2012 is $5,727,060.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

Plc — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
U.S. TREASURY OBLIGATIONS	$163,486,010	$—	$163,486,010	$—
AGENCY OBLIGATIONS	12,193,769	—	12,193,769	—
ASSET BACKED SECURITIES	15,209,852	—	15,209,852	—
COMMERCIAL MORTGAGE BACKED SECURITIES	6,993,307	—	6,993,307	—
CORPORATE BONDS	98,983,012	—	98,983,012
MUNICIPAL NOTES	2,126,680	—	2,126,680	—
MUNICIPAL BONDS	8,828,133	—	8,828,133	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	119,265,962	—	119,265,962	—
COMMERCIAL PAPER	6,799,112	—	6,799,112	—
SHORT-TERM INVESTMENTS	96,709,623	96,709,623	—	—

TOTAL INVESTMENTS	$530,595,460	$96,709,623	$433,885,837	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of the financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Number of Shares	Value†
COMMON STOCKS — 0.7%
Auto Parts & Equipment — 0.1%
TRW Automotive Holdings Corp.*	5,125	$188,395

Electric — 0.1%
The AES Corp.*	19,675	252,430

Entertainment — 0.0%
Lakes Entertainment, Inc.*	12,500	36,250

Lodging — 0.1%
Ameristar Casinos, Inc.	6,675	118,615

Oil & Gas — 0.2%
EQT Corp.	3,325	178,320
Range Resources Corp.	2,500	154,675

		332,995

Telecommunications — 0.2%
Crown Castle International Corp.*	1,750	102,655
Ziggo N.V.*	8,100	258,160

		360,815

TOTAL COMMON STOCKS (Cost $1,370,001)		1,289,500

PREFERRED STOCKS — 1.3%
Auto Manufacturers — 0.2%
General Motors Co.CONV	10,450	346,940

Banks — 0.5%
Ally Financial, Inc.144A @	500	445,453
GMAC Capital Trust I*	17,375	417,869

		863,322

Electric — 0.0%
PPL Corp.	1,000	53,470

Media — 0.1%
Spanish Broadcasting System, Inc.*^	182	109,200

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. CONV*^	725	0

Telecommunications — 0.5%
Lucent Technologies Capital Trust I CONV*	1,175	793,125

TOTAL PREFERRED STOCKS (Cost $2,320,671)		2,166,057

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.1%
Diversified — 0.1%
American Tower Corp. (Cost $73,106)	$1,000	96,126

	Par (000)	Value†
CORPORATE BONDS — 80.0%
Advertising — 0.4%
inVentiv Health, Inc. 144A @ 10.000%, 08/15/18	$225	$192,375
10.000%, 08/15/18	200	172,000
Lamar Media Corp. 144A @ 5.875%, 02/01/22	150	153,750
The Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	141,250

		659,375

Aerospace & Defense — 1.0%
BE Aerospace, Inc. 8.500%, 07/01/18	150	164,062
Ducommun, Inc. 9.750%, 07/15/18	300	316,500
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	350	377,125
Sequa Corp. 144A @ 11.750%, 12/01/15	200	211,000
13.500%, 12/01/15	75	79,500
Spirit Aerosystems, Inc. 7.500%, 10/01/17	75	81,563
TransDigm, Inc. 7.750%, 12/15/18	375	411,562

		1,641,312

Airlines — 1.0%
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	45	50,836
Continental Airlines 2009-2 Class B Pass-Through-Trust 9.250%, 05/10/17	39	42,814
Continental Airlines, Inc. 144A @ 6.750%, 09/15/15	600	616,500
Delta Air Lines, Inc. 144A @ 9.500%, 09/15/14	158	166,887
12.250%, 03/15/15	625	679,687
United Air Lines, Inc. 144A @ 12.000%, 11/01/13	75	78,188

		1,634,912

Apparel — 0.6%
Hanesbrands, Inc. 8.000%, 12/15/16	100	110,125
6.375%, 12/15/20	175	184,188
Levi Strauss & Co. 7.750%, 05/15/18	350	458,428
6.875%, 05/01/22 144A @	200	205,250

		957,991

Auto Manufacturers — 0.5%
Chrysler Group LLC
8.000%, 06/15/19	400	411,000
8.250%, 06/15/21	425	436,688

		847,688

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — 0.9%
Allison Transmission, Inc. 144A @ 7.125%, 05/15/19	$350	$364,875
Conti-Gummi Finance BV 144A @ 8.500%, 07/15/15	150	208,335
Delphi Corp. 5.875%, 05/15/19	75	80,063
6.125%, 05/15/21	100	109,250
Pittsburgh Glass Works LLC 144A @ 8.500%, 04/15/16	100	92,000
The Goodyear Tire & Rubber Co. 8.250%, 08/15/20	250	264,687
8.750%, 08/15/20	100	106,625
7.000%, 05/15/22	250	249,688

		1,475,523

Banks — 3.9%
Ally Financial, Inc. 4.625%, 06/26/15	525	528,252
5.500%, 02/15/17	575	584,051
6.250%, 12/01/17	375	394,992
8.000%, 03/15/20	125	143,750
7.500%, 09/15/20	325	365,219
8.000%, 11/01/31	300	351,750
CIT Group, Inc. 4.750%, 02/15/15 144A @	750	767,812
5.250%, 03/15/18	125	129,063
6.625%, 04/01/18 144A @	700	754,250
5.500%, 02/15/19 144A @	975	1,001,812
5.375%, 05/15/20	300	306,000
Provident Funding Associates LP 144A @ 10.250%, 04/15/17	200	208,500
10.125%, 02/15/19	100	93,000
Regions Bank 7.500%, 05/15/18	500	562,500
Synovus Financial Corp. 5.125%, 06/15/17	350	322,000
7.875%, 02/15/19	100	105,250

		6,618,201

Beverages — 0.2%
Constellation Brands, Inc. 6.000%, 05/01/22	300	322,500
Cott Beverages, Inc. 8.375%, 11/15/17	75	81,563

		404,063

Building Materials — 1.7%
Associated Materials LLC 9.125%, 11/01/17	225	200,813
Building Materials Corp. of America 144A @ 6.750%, 05/01/21	250	267,500
Euramax International, Inc. 9.500%, 04/01/16	275	242,688
Masco Corp. 6.125%, 10/03/16	150	160,080
5.850%, 03/15/17	200	209,648

	Par (000)	Value†

Building Materials — (Continued)
Nortek, Inc. 10.000%, 12/01/18	$300	$315,000
8.500%, 04/15/21	525	513,187
Owens Corning 9.000%, 06/15/19	125	155,856
Reliance Intermediate Holdings LP 144A @ 9.500%, 12/15/19	225	247,500
Summit Materials LLC 144A @ 10.500%, 01/31/20	250	264,687
Texas Industries, Inc. 9.250%, 08/15/20	200	200,000
USG Corp. 144A @ 8.375%, 10/15/18	50	52,500

		2,829,459

Chemicals — 1.8%
Hexion US Finance Corp. 8.875%, 02/01/18	300	306,000
6.625%, 04/15/20	225	230,625
9.000%, 11/15/20	100	86,250
Huntsman International LLC 8.625%, 03/15/20	75	84,188
8.625%, 03/15/21	425	479,187
Ineos Finance Plc 144A @ 9.000%, 05/15/15	200	211,000
8.375%, 02/15/19	375	388,125
LyondellBasell Industries N.V. 144A @ 5.000%, 04/15/19	300	314,625
6.000%, 11/15/21	200	219,500
Momentive Performance Materials, Inc. 11.500%, 12/01/16	475	353,875
9.000%, 01/15/21	125	94,688
PolyOne Corp. 7.375%, 09/15/20	150	159,375
Solutia, Inc. 8.750%, 11/01/17	175	196,656

		3,124,094

Coal — 1.6%
Arch Coal, Inc. 7.250%, 06/15/21	450	376,875
Consol Energy, Inc. 8.000%, 04/01/17	600	622,500
8.250%, 04/01/20	150	157,500
Foresight Energy LLC 144A @ 9.625%, 08/15/17	425	425,531
Peabody Energy Corp. 7.375%, 11/01/16	300	330,000
6.250%, 11/15/21 144A @	25	24,750
Peabody Energy Corp. 144A 6.000%, 11/15/18 @	275	273,625
Penn Virginia Resource Partners LP 8.250%, 04/15/18	350	353,500
8.375%, 06/01/20 144A @	200	203,000

		2,767,281

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — 2.5%
Alliance Data Systems Corp. 144A @ 6.375%, 04/01/20	$275	$281,875
ARAMARK Holdings Corp. PIK 144A @ 8.625%, 05/01/16	250	255,940
Ashtead Capital, Inc. 144A @ 6.500%, 07/15/22	125	125,000
Avis Budget Car Rental LLC 9.625%, 03/15/18	50	54,750
Ceridian Corp. 144A @ 8.875%, 07/15/19	125	129,063
CoreLogic, Inc. 144A @ 7.250%, 06/01/21	350	358,750
DP World Ltd. 144A @ 6.850%, 07/02/37	210	206,325
FTI Consulting, Inc. 7.750%, 10/01/16	125	129,219
6.750%, 10/01/20	75	79,125
Garda World Security Corp. 144A @ 9.750%, 03/15/17	150	158,625
Hertz Holdings Netherlands BV 144A @ 8.500%, 07/31/15	200	271,830
iPayment, Inc. 10.250%, 05/15/18	425	386,750
Lender Processing Services, Inc. 8.125%, 07/01/16	325	338,812
Nord Anglia Education UK Holdings Plc 144A @ 10.250%, 04/01/17	200	207,500
Pharmaceutical Product Development, Inc. 144A @ 9.500%, 12/01/19	250	273,437
Seminole Indian Tribe of Florida 144A @ 7.750%, 10/01/17	350	381,500
ServiceMaster Co. 8.000%, 02/15/20	125	136,094
Ticketmaster Entertainment LLC 10.750%, 08/01/16	250	265,000
UR Merger Sub Corp. 144A @ 5.750%, 07/15/18	150	156,000

		4,195,595

Computers — 0.5%
iGate Corp. 9.000%, 05/01/16	750	802,500
SunGard Data Systems, Inc. 10.250%, 08/15/15	25	25,688

		828,188

Distribution & Wholesale — 0.4%
HD Supply, Inc. 144A @ 8.125%, 04/15/19	375	405,000
11.000%, 04/15/20	225	242,156

		647,156

	Par (000)	Value†

Diversified Financial Services — 8.0%
AerCap Aviation Solutions BV 144A @ 6.375%, 05/30/17	$225	$226,125
Air Lease Corp. 144A @ 5.625%, 04/01/17	375	369,375
Aircastle Ltd. 6.750%, 04/15/17	425	429,250
9.750%, 08/01/18	275	304,563
CNH Capital LLC, 144A 144A @ 6.250%, 11/01/16	425	454,750
E*Trade Financial Corp. 7.875%, 12/01/15	175	177,625
6.750%, 06/01/16	375	381,562
12.500%, 11/30/17 PIK	998	1,143,957
Fiat Industrial Finance Europe S.A. 6.250%, 03/09/18	275	351,490
Ford Motor Credit Co. LLC 12.000%, 05/15/15	550	683,375
5.000%, 05/15/18	1,450	1,539,729
General Motors Financial Co., Inc. 6.750%, 06/01/18	150	163,969
GTP Acquisition Partners I LLC 144A @ 7.628%, 06/15/16	250	260,000
Icahn Enterprises LP 8.000%, 01/15/18	625	664,062
International Lease Finance Corp. 4.875%, 04/01/15	200	200,990
5.750%, 05/15/16	375	380,468
8.875%, 09/01/17	425	479,187
8.250%, 12/15/20	300	343,552
8.625%, 01/15/22	225	260,566
International Lease Finance Corp. 144A @ 6.500%, 09/01/14	215	226,825
Nationstar Mortgage LLC 144A @ 9.625%, 05/01/19	250	264,375
Neuberger Berman Group LLC 144A @ 5.625%, 03/15/20	225	234,563
5.875%, 03/15/22	200	209,000
Nuveen Investments, Inc. 5.500%, 09/15/15	750	678,750
10.500%, 11/15/15	1,075	1,091,125
SLM Corp. 5.375%, 05/15/14	300	310,489
5.050%, 11/14/14	100	102,995
6.250%, 01/25/16	375	393,750
6.000%, 01/25/17	225	232,431
8.450%, 06/15/18	400	448,000
Springleaf Finance Corp. 6.900%, 12/15/17	275	219,483
Taylor Morrison Communities, Inc. 144A @ 7.750%, 04/15/20	425	444,125

		13,670,506

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — 1.7%
Calpine Corp. 144A @ 7.875%, 07/31/20	$525	$578,813
7.500%, 02/15/21	300	324,000
CMS Energy Corp. 5.050%, 03/15/22	130	134,841
Dolphin Subsidiary II, Inc. 144A @ 6.500%, 10/15/16	325	351,000
7.250%, 10/15/21	300	333,000
GenOn Energy, Inc. 9.500%, 10/15/18	650	642,687
NRG Energy, Inc. 7.625%, 01/15/18	150	155,250
PNM Resources, Inc. 9.250%, 05/15/15	61	69,616
The AES Corp. 144A @ 7.375%, 07/01/21	350	389,375

		2,978,582

Electrical Components & Equipment — 0.2%
Anixter, Inc.^ 10.000%, 03/15/14	125	135,625
Coleman Cable, Inc. 9.000%, 02/15/18	200	206,000

		341,625

Engineering & Construction — 0.4%
Aguila 3 S.A. 144A @ 7.875%, 01/31/18	325	334,750
Dycom Investments, Inc. 7.125%, 01/15/21	275	281,875

		616,625

Entertainment — 2.1%
AMC Entertainment, Inc. 8.750%, 06/01/19	325	348,562
CCM Merger, Inc. 144A @ 9.125%, 05/01/19	300	302,625
Cedar Fair LP 9.125%, 08/01/18	300	333,000
Cinemark USA, Inc. 7.375%, 06/15/21	175	189,875
MU Finance Plc 144A @ 8.375%, 02/01/17	325	351,000
National CineMedia LLC 144A @ 6.000%, 04/15/22	175	178,063
Palace Entertainment Holdings LLC 144A @ 8.875%, 04/15/17	275	287,375
Pinnacle Entertainment, Inc. 7.750%, 04/01/22	300	320,625
Regal Cinemas Corp. 8.625%, 07/15/19	275	303,187
Regal Entertainment Group 9.125%, 08/15/18	325	357,500
Seneca Gaming Corp. 144A @ 8.250%, 12/01/18	400	410,000

	Par (000)	Value†

Entertainment — (continued)
Speedway Motorsports, Inc. 8.750%, 06/01/16	$150	$	%163,125

			3,544,937

Environmental Control — 0.0%
Darling International, Inc. 8.500%, 12/15/18	75		84,188

Food — 1.4%
Bumble Bee Acquisition Corp. 144A @ 9.000%, 12/15/17	165		164,587
Del Monte Corp. 7.625%, 02/15/19	500		504,375
Land O’ Lakes Capital Trust I 144A @ 7.450%, 03/15/28^	275		262,625
Michael Foods, Inc. 9.750%, 07/15/18	350		384,125
Minerva Luxembourg S.A. 144A @ 12.250%, 02/10/22	200		208,000
Pinnacle Foods Finance LLC 9.250%, 04/01/15	250		256,875
8.250%, 09/01/17	400		423,000
U.S. Foodservice, Inc. 144A @ 8.500%, 06/30/19	250		253,750

			2,457,337

Forest Products & Paper — 1.3%
Boise Paper Holdings LLC 9.000%, 11/01/17	100		110,500
8.000%, 04/01/20	125		138,125
Cascades, Inc. 7.750%, 12/15/17	200		201,500
7.875%, 01/15/20	500		500,000
Clearwater Paper Corp. 7.125%, 11/01/18	100		105,500
Domtar Corp. 7.125%, 08/15/15	200		225,567
9.500%, 08/01/16	25		29,827
Exopack Holding Corp. 10.000%, 06/01/18	150		150,375
Mercer International, Inc. 9.500%, 12/01/17	325		337,188
Sappi Papier Holding GmbH 144A @ 7.750%, 07/15/17	200		202,500
8.375%, 06/15/19	200		200,250

			2,201,332

Gas — 0.2%
Sabine Pass LNG LP 7.500%, 11/30/16	300		315,000

Healthcare Products — 0.7%
Accellent, Inc. 8.375%, 02/01/17	50		50,625
10.000%, 11/01/17	275		231,000
Biomet, Inc. 11.625%, 10/15/17	700		755,125

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — (continued)
Ontex IV S.A. 144A @ 9.000%, 04/15/19	$100	$107,884
Universal Hospital Services, Inc. 4.111%, 06/01/15•	75	71,250
8.500%, 06/01/15 PIK	50	50,969

		1,266,853

Healthcare Services — 3.7%
AMERIGROUP Corp. 7.500%, 11/15/19	300	322,500
Aviv Healthcare Properties LP 7.750%, 02/15/19	100	103,000
Capella Healthcare, Inc. 9.250%, 07/01/17	350	362,250
Community Health Systems, Inc.
8.875%, 07/15/15	186	190,882
8.000%, 11/15/19	600	639,000
Crown Newco 3 Plc 144A @ 7.000%, 02/15/18	100	151,133
DaVita, Inc. 6.375%, 11/01/18	200	206,500
Fresenius Medical Care U.S. Finance II , Inc. 144A @ 5.625%, 07/31/19	350	364,875
5.875%, 01/31/22	200	208,250
HCA, Inc. 9.875%, 02/15/17	114	123,690
8.500%, 04/15/19	375	420,000
7.500%, 02/15/22	800	872,000
Health Management Associates, Inc. 144A @ 7.375%, 01/15/20	200	212,750
IASIS Healthcare LLC 8.375%, 05/15/19	375	371,250
Kindred Healthcare, Inc. 8.250%, 06/01/19	250	231,875
LifePoint Hospitals, Inc. 6.625%, 10/01/20	100	106,250
Multiplan, Inc. 144A @ 9.875%, 09/01/18	325	355,875
Radiation Therapy Services, Inc. 9.875%, 04/15/17	225	176,063
Tenet Healthcare Corp. 6.250%, 11/01/18	425	449,437
8.875%, 07/01/19	25	28,063
Universal Health Services, Inc. 7.000%, 10/01/18	75	80,625
Vanguard Health Holding Co. II LLC 8.000%, 02/01/18	150	153,375
7.750%, 02/01/19	200	202,000
Vanguard Health Systems, Inc.^+ 9.439%, 02/01/16	11	7,315

		6,338,958

	Par (000)	Value†

Holding Companies — 0.2%
Polish Television Holding BV STEP 144A @ 11.250%, 05/15/17	$175	$221,463
Susser Holdings LLC 8.500%, 05/15/16	175	190,750

		412,213

Home Builders — 0.5%
Meritage Homes Corp. 144A @ 7.000%, 04/01/22	100	103,000
Shea Homes LP 8.625%, 05/15/19	425	456,875
Standard Pacific Corp. 10.750%, 09/15/16	175	206,500
8.375%, 05/15/18	50	54,625

		821,000

Home Furnishings — 0.1%
Sealy Mattress Co. 8.250%, 06/15/14	75	74,062
10.875%, 04/15/16 144A @	87	94,396

		168,458

Household Products & Wares — 0.4%
Central Garden & Pet Co. 8.250%, 03/01/18	150	150,375
Mead Products LLC 144A @ 6.750%, 04/30/20	200	211,000
Reynolds Group Issuer, Inc. 144A @ 7.750%, 10/15/16	200	210,500
The Scotts Miracle-Gro Co. 7.250%, 01/15/18	100	108,000
Yankee Acquisition Corp. 8.500%, 02/15/15	18	18,360

		698,235

Insurance — 0.8%
Assured Guaranty Municipal Holdings, Inc. 144A @• 6.400%, 12/15/66	450	281,250
HUB International Holdings, Inc. 144A @ 9.000%, 12/15/14	250	253,437
10.250%, 06/15/15	775	789,531
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	125,469

		1,449,687

Internet — 0.7%
Earthlink, Inc. 8.875%, 05/15/19	150	146,062
Equinix, Inc. 8.125%, 03/01/18	300	332,250
7.000%, 07/15/21	300	330,000
Netflix, Inc. 8.500%, 11/15/17	150	157,875
Zayo Escrow Corp. 144A @ 8.125%, 01/01/20	150	156,750

		1,122,937

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Iron & Steel — 1.2%
AK Steel Corp. 7.625%, 05/15/20	$200	$169,000
Algoma Acquisition Corp. 144A @ 9.875%, 06/15/15	175	148,312
JMC Steel Group, Inc. 144A @ 8.250%, 03/15/18	300	297,750
Ryerson Holding Corp.+ 24.417%, 02/01/15	1,550	806,000
Ryerson, Inc. 12.000%, 11/01/15	375	376,875
Steel Dynamics, Inc. 7.750%, 04/15/16	50	51,500
United States Steel Corp. 7.500%, 03/15/22	225	216,000

		2,065,437

Leisure Time — 0.1%
Easton-Bell Sports, Inc. 9.750%, 12/01/16	50	54,813
NCL Corp. Ltd. 9.500%, 11/15/18	100	108,500

		163,313

Lodging — 1.4%
Ameristar Casinos, Inc. 7.500%, 04/15/21 144A @	50	53,500
7.500%, 04/15/21	50	53,500
Boyd Gaming Corp.
9.125%, 12/01/18	150	154,500
9.000%, 07/01/20 144A @	225	225,562
Caesars Entertainment Operating Co., Inc.
5.625%, 06/01/15	200	164,500
11.250%, 06/01/17	337	367,751
Choice Hotels International, Inc. 5.750%, 07/01/22	150	156,837
Downstream Development Authority 144A @ 10.500%, 07/01/19	150	154,875
Gaylord Entertainment Co. 6.750%, 11/15/14	200	201,000
MGM Resorts International
10.375%, 05/15/14	125	140,938
9.000%, 03/15/20	150	166,500
Starwood Hotels & Resorts Worldwide, Inc. 7.150%, 12/01/19	150	176,756
Station Casinos LLC STEP 144A@ 3.660%, 06/18/18	450	338,625

		2,354,844

Machinery — Construction & Mining — 0.4%
Terex Corp.
10.875%, 06/01/16	25	28,031
8.000%, 11/15/17	450	466,875
6.500%, 04/01/20	125	126,563

		621,469

	Par (000)	Value†

Machinery—Diversified — 0.4%
Case New Holland, Inc. 7.875%, 12/01/17	$250	$288,750
Columbus McKinnon Corp. 7.875%, 02/01/19	275	291,500
The Manitowoc Co., Inc. 8.500%, 11/01/20	125	135,000

		715,250

Media — 6.8%
Bresnan Broadband Holdings LLC 144A @ 8.000%, 12/15/18	200	209,000
Cablevision Systems Corp.
8.625%, 09/15/17	125	139,375
7.750%, 04/15/18	150	159,750
8.000%, 04/15/20	75	81,000
CCO Holdings LLC
7.250%, 10/30/17	250	272,500
7.875%, 04/30/18	525	570,938
7.000%, 01/15/19	150	162,000
7.375%, 06/01/20	125	137,344
6.625%, 01/31/22	625	668,750
Cequel Communications Holdings I LLC 144A @ 8.625%, 11/15/17	575	619,562
Clear Channel Communications, Inc.
11.000%, 08/01/16 PIK	150	93,000
7.250%, 10/15/27	100	44,250
Clear Channel Worldwide Holdings, Inc. 144A @
7.625%, 03/15/20	75	71,813
7.625%, 03/15/20	675	659,812
CSC Holdings LLC 8.500%, 04/15/14	250	275,000
Cyfrowy Polsat Finance AB 144A @ 7.125%, 05/20/18	100	129,081
DISH DBS Corp.
7.125%, 02/01/16	200	219,500
7.875%, 09/01/19	200	230,500
6.750%, 06/01/21	200	216,000
ION Media Networks, Inc. CONV¤ 11.000%, 07/31/13	1	0
LIN Television Corp. 8.375%, 04/15/18	275	281,188
Mediacom Broadband LLC 8.500%, 10/15/15	100	102,750
Nexstar Broadcasting, Inc.
7.000%, 01/15/14^	9	8,876
7.000%, 01/15/14 PIK ^	132	130,183
8.875%, 04/15/17	125	132,031
Nielsen Finance LLC
11.625%, 02/01/14	244	279,380
11.500%, 05/01/16	16	18,200
7.750%, 10/15/18	100	110,750
Sinclair Television Group, Inc. 144A @ 9.250%, 11/01/17	475	524,875
Sirius XM Radio, Inc. 144A @ 8.750%, 04/01/15	1,000	1,125,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
Truven Health Analytics, Inc. 144A @ 10.625%, 06/01/20	$125	$130,000
TVN Finance Corp. II AB 144A 10.750%, 11/15/17	50	66,123
Unitymedia GmbH
9.625%, 12/01/19	150	206,435
9.500%, 03/15/21 144A @	300	411,921
Unitymedia Hessen GmbH & Co. KG 144A @ 7.500%, 03/15/19	125	164,515
Univision Communications, Inc. 144A @
6.875%, 05/15/19	175	180,250
7.875%, 11/01/20	950	1,016,500
8.500%, 05/15/21	800	806,000
Videotron Ltee
9.125%, 04/15/18	75	82,125
6.875%, 07/15/21 144A @	325	341,568
XM Satellite Radio, Inc. 144A @ 13.000%, 08/01/13	425	473,875

		11,551,720

Metal Fabricate/Hardware — 0.5%
Schaeffler Finance BV 144A @
7.750%, 02/15/17	200	208,500
8.500%, 02/15/19	400	427,000
Severstal Columbus LLC 10.250%, 02/15/18	275	275,344

		910,844

Mining — 0.8%
ALROSA Finance S.A. 144A @ 7.750%, 11/03/20	225	235,636
FMG Resources August 2006 Pty Ltd. 144A @
7.000%, 11/01/15	350	357,000
6.000%, 04/01/17	175	175,875
8.250%, 11/01/19	25	26,500
Novelis, Inc. 8.750%, 12/15/20	175	188,562
Teck Resources Ltd. 10.250%, 05/15/16	29	32,371
Vulcan Materials Co. 7.500%, 06/15/21	300	330,000

		1,345,944

Miscellaneous Manufacturing — 0.5%
Amsted Industries, Inc. 144A @ 8.125%, 03/15/18	225	237,937
Koppers, Inc. 7.875%, 12/01/19	125	134,688
RBS Global, Inc. 8.500%, 05/01/18	300	325,500
SPX Corp. 6.875%, 09/01/17	175	190,750

		888,875

	Par (000)	Value†

Office & Business Equipment — 0.9%
CDW LLC
12.535%, 10/12/17	$975	$1,057,875
8.000%, 12/15/18	25	27,125
8.500%, 04/01/19	350	372,750

		1,457,750

Oil & Gas — 6.8%
Alta Mesa Holdings 9.625%, 10/15/18	75	74,063
Antero Resources Finance Corp.
9.375%, 12/01/17	600	663,000
7.250%, 08/01/19	425	439,875
Atwood Oceanics, Inc. 6.500%, 02/01/20	150	156,750
Berry Petroleum Co.
10.250%, 06/01/14	125	140,000
6.750%, 11/01/20	25	26,125
6.375%, 09/15/22	450	464,625
Bill Barrett Corp.
7.625%, 10/01/19	500	500,000
7.000%, 10/15/22	550	525,250
Chesapeake Oilfield Operating LLC 144A @ 6.625%, 11/15/19	175	157,500
Clayton Williams Energy, Inc. 7.750%, 04/01/19	375	367,500
Concho Resources, Inc.
8.625%, 10/01/17	275	303,187
7.000%, 01/15/21	150	160,500
Connacher Oil & Gas Ltd. 144A @ 8.500%, 08/01/19	375	318,750
Denbury Resources, Inc. 8.250%, 02/15/20	274	300,030
EP Energy LLC 144A @ 9.375%, 05/01/20	375	388,594
EQT Corp. 8.125%, 06/01/19	325	389,760
EXCO Resources, Inc. 7.500%, 09/15/18	450	389,250
Hercules Offshore, Inc. 144A @
7.125%, 04/01/17	325	315,250
10.500%, 10/15/17	125	125,000
Laredo Petroleum, Inc. 144A @ 7.375%, 05/01/22	275	286,000
Newfield Exploration Co.
6.875%, 02/01/20	270	287,550
5.750%, 01/30/22	225	235,125
Oasis Petroleum, Inc.
7.250%, 02/01/19	50	51,250
6.500%, 11/01/21	225	222,750
Parker Drilling Co. 144A @ 9.125%, 04/01/18	240	253,800
Penn Virginia Corp. 7.250%, 04/15/19	75	61,875
Petroleos de Venezuela S.A. 144A @ 8.500%, 11/02/17	250	203,125

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Plains Exploration & Production Co.
6.125%, 06/15/19	$350	$351,750
6.750%, 02/01/22	200	204,000
Precision Drilling Corp.
6.625%, 11/15/20	275	283,250
6.500%, 12/15/21	75	76,500
Range Resources Corp.
6.750%, 08/01/20	325	352,625
5.000%, 08/15/22	100	98,750
SM Energy Co.
6.625%, 02/15/19	250	256,250
6.500%, 11/15/21	150	152,625
SM Energy Co. 144A @ 6.500%, 01/01/23	175	176,313
Swift Energy Co.
8.875%, 01/15/20	225	236,250
7.875%, 03/01/22	500	502,500
Unit Corp. 6.625%, 05/15/21	575	580,031
WPX Energy, Inc. 6.000%, 01/15/22	575	572,125

		11,649,453

Oil & Gas Services — 1.2%
Exterran Holdings, Inc. 7.250%, 12/01/18	675	648,000
Frac Tech Services LLC 144A @ 8.125%, 11/15/18	400	403,000
Petroleum Geo-Services ASA 144A @ 7.375%, 12/15/18	300	308,250
SESI LLC
6.375%, 05/01/19	350	366,625
7.125%, 12/15/21 144A @	300	326,250

		2,052,125

Packaging and Containers — 1.5%
AEP Industries, Inc. 8.250%, 04/15/19	150	156,000
Ball Corp. 7.375%, 09/01/19	100	110,500
Beverage Packaging Holdings Luxembourg II S.A. 144A @ 8.000%, 12/15/16	550	654,265
BWAY Holding Co. 10.000%, 06/15/18	150	165,000
Consolidated Container Co. LLC 144A @ 10.125%, 07/15/20	200	206,000
Crown Americas LLC 7.625%, 05/15/17	100	108,000
Graphic Packaging International, Inc.
9.500%, 06/15/17	175	192,500
7.875%, 10/01/18	200	220,000
Plastipak Holdings, Inc. 144A @ 10.625%, 08/15/19	125	141,719
Rexam Plc• 6.750%, 06/29/67	100	120,223

	Par (000)	Value†

Packaging and Containers — (continued)
Rock-Tenn Co. 144A @
4.450%, 03/01/19	$60	$61,631
4.900%, 03/01/22	40	41,207
Sealed Air Corp. 7.875%, 06/15/17	100	108,000
Tekni-Plex, Inc. 144A @ 9.750%, 06/01/19	200	202,000

		2,487,045

Pharmaceuticals — 0.2%
Capsugel FinanceCo SCA 144A @ 9.875%, 08/01/19	200	270,818
Mylan, Inc. 144A @ 7.625%, 07/15/17	125	137,500

		408,318

Pipelines — 0.6%
El Paso Corp.
8.250%, 02/15/16	100	109,644
6.500%, 09/15/20	25	27,388
7.800%, 08/01/31	100	112,238
7.750%, 01/15/32	325	365,414
Kinder Morgan Finance Co. LLC
5.700%, 01/05/16	150	157,875
6.000%, 01/15/18 144A @	150	156,000
Regency Energy Partners LP 6.875%, 12/01/18	175	184,187

		1,112,746

Real Estate — 1.2%
CB Richard Ellis Services, Inc.
11.625%, 06/15/17	125	141,875
6.625%, 10/15/20	175	185,500
Host Hotels & Resorts LP
6.750%, 06/01/16	225	231,187
5.875%, 06/15/19	225	243,000
MPT Operating Partnership LP
6.875%, 05/01/21	225	234,562
6.375%, 02/15/22	125	125,313
Omega Healthcare Investors, Inc. 6.750%, 10/15/22	175	186,813
Reckson Operating Partnership LP 6.000%, 03/31/16	75	79,703
Rouse Co. LP
6.750%, 05/01/13 144A @	50	51,250
6.750%, 11/09/15	225	235,125
Weyerhaeuser Co. 8.500%, 01/15/25	325	384,433

		2,098,761

Real Estate Investment Trusts — 0.1%
Host Hotels & Resorts LP 6.000%, 10/01/21	150	164,625

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — 3.3%
99 Cents Only Stores 144A @ 11.000%, 12/15/19	$225	$243,000
Academy Ltd. 144A @ 9.250%, 08/01/19	475	515,375
AmeriGas Finance LLC
6.750%, 05/20/20	125	127,500
7.000%, 05/20/22	525	540,750
CKE Restaurants, Inc. 11.375%, 07/15/18	271	309,618
Claire’s Stores, Inc.
9.625%, 06/01/15 PIK	104	88,567
8.875%, 03/15/19	150	128,250
DineEquity, Inc. 9.500%, 10/30/18	375	410,625
Dollar General Corp. 4.125%, 07/15/17	255	258,506
Ferrellgas LP
9.125%, 10/01/17	125	130,625
6.500%, 05/01/21	450	410,625
Fiesta Restaurant Group 144A @ 8.875%, 08/15/16	200	210,000
JC Penney Corp., Inc. 7.125%, 11/15/23	50	46,500
Jo-Ann Stores, Inc. 144A @ 8.125%, 03/15/19	100	99,500
QVC, Inc. 144A @
7.125%, 04/15/17	250	265,574
7.500%, 10/01/19	225	249,750
RadioShack Corp. 6.750%, 05/15/19	175	129,938
Rite Aid Corp.
9.500%, 06/15/17	600	613,500
9.250%, 03/15/20 144A @	375	375,937
7.700%, 02/15/27	175	145,250
Sonic Automotive, Inc. 144A @ 7.000%, 07/15/22	150	155,250
Wok Acquisition Corp. 144A @ 10.250%, 06/30/20	125	128,750

		5,583,390

Savings & Loans — 0.1%
Amsouth Bank 5.200%, 04/01/15	250	255,000

Semiconductors — 0.7%
Advanced Micro Devices, Inc.
8.125%, 12/15/17	275	298,375
7.750%, 08/01/20	95	104,500
Freescale Semiconductor, Inc.
10.125%, 03/15/18 144A @	88	96,140
8.050%, 02/01/20	50	49,375
MEMC Electronic Materials, Inc. 7.750%, 04/01/19	475	375,250
Sensata Technologies BV 144A @ 6.500%, 05/15/19	300	306,750

		1,230,390

	Par (000)	Value†

Software — 2.2%
Epicor Software Corp. 8.625%, 05/01/19	$375	$382,500
Fidelity National Information Services, Inc.
7.625%, 07/15/17 144A @	75	82,313
7.875%, 07/15/20	150	168,750
First Data Corp.
8.875%, 08/15/20 144A @	275	297,687
12.625%, 01/15/21	1,550	1,551,937
First Data Corp. 144a @ 7.375%, 06/15/19	450	459,000
JDA Software Group, Inc. 8.000%, 12/15/14	125	132,500
Lawson Software, Inc.
11.500%, 07/15/18	100	113,000
9.375%, 04/01/19 144A @	300	320,250
MedAssets, Inc. 8.000%, 11/15/18	325	342,875

		3,850,812

Telecommunications — 9.0%
CC Holdings GS LLC 144A @ 7.750%, 05/01/17	175	189,656
Cincinnati Bell, Inc. 7.000%, 02/15/15	175	177,188
CommScope, Inc. 144A @ 8.250%, 01/15/19	800	846,000
Cricket Communications, Inc.
10.000%, 07/15/15	100	103,000
7.750%, 05/15/16	150	159,188
7.750%, 10/15/20	800	764,000
Digicel Group Ltd. 144A @
8.250%, 09/01/17	225	228,937
10.500%, 04/15/18	200	209,000
Eileme 1 AB PIK 144A @ 14.250%, 08/15/20^	200	190,000
GCI, Inc. 6.750%, 06/01/21	200	193,500
Goodman Networks, Inc. 144A @ 12.125%, 07/01/18	225	231,750
Hughes Satellite Systems Corp.
6.500%, 06/15/19	350	371,875
7.625%, 06/15/21	325	353,437
Intelsat Jackson Holdings S.A.
7.250%, 04/01/19	100	105,000
7.250%, 10/15/20	75	78,938
7.250%, 10/15/20 144A @	150	157,500
Intelsat Luxembourg S.A.
11.250%, 02/04/17	675	695,250
11.500%, 02/04/17 PIK	125	129,063
11.500%, 02/04/17 PIK 144A @	500	516,250
ITC Deltacom, Inc. 10.500%, 04/01/16	50	53,250
Level 3 Communications, Inc. 11.875%, 02/01/19	225	249,187
Level 3 Financing, Inc.
8.750%, 02/15/17	125	130,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
9.375%, 04/01/19	$475	$513,000
8.625%, 07/15/20	250	262,500
MetroPCS Wireless, Inc.
7.875%, 09/01/18	575	596,562
6.625%, 11/15/20	275	270,875
Nextel Communications, Inc. 7.375%, 08/01/15	300	300,375
NII Capital Corp.
8.875%, 12/15/19	225	203,906
7.625%, 04/01/21	300	257,250
PAETEC Holding Corp.
8.875%, 06/30/17	175	188,562
9.875%, 12/01/18	150	167,625
Qwest Communications International, Inc. 8.000%, 10/01/15	225	237,105
Sable International Finance Ltd. 144A @
7.750%, 02/15/17	150	155,250
8.750%, 02/01/20	200	214,000
Satmex Escrow S.A. de CV 9.500%, 05/15/17	25	26,125
SBA Telecommunications, Inc. 8.250%, 08/15/19	70	76,650
Sprint Nextel Corp. 144A @
9.125%, 03/01/17	400	420,000
9.000%, 11/15/18	900	1,005,750
7.000%, 03/01/20	175	182,000
11.500%, 11/15/21	200	223,000
Syniverse Holdings, Inc. 9.125%, 01/15/19	275	298,375
Telesat Canada 12.500%, 11/01/17	400	446,000
UPC Holding BV 144A @ 8.375%, 08/15/20	125	163,724
UPCB Finance V Ltd. 144A @ 7.250%, 11/15/21	150	156,750
UPCB Finance VI Ltd. 144A @ 6.875%, 01/15/22	225	229,500
Viasat, Inc. 8.875%, 09/15/16	100	107,250
VimpelCom Holdings BV 144A @ 7.504%, 03/01/22	450	422,748
West Corp.
8.625%, 10/01/18	475	503,500
7.875%, 01/15/19	175	182,875
Wind Acquisition Finance S.A. 144A @ 11.750%, 07/15/17	125	100,938
7.250%, 02/15/18	400	350,000
7.250%, 02/15/18	200	174,000
Wind Acquisition Holdings Finance S.A. PIK 144A @ 12.250%, 07/15/17	197	134,909
Windstream Corp.
8.125%, 08/01/13	25	26,344
7.875%, 11/01/17	675	735,750

		15,465,167

	Par (000)	Value†

Transportation — 0.6%
CEVA Group Plc 144A @ 8.375%, 12/01/17	$225	$218,250
Florida East Coast Holdings Corp. PIK 10.500%, 08/01/17	3	2,400
Florida East Coast Railway Corp. 8.125%, 02/01/17	175	182,875
gategroup Finance (Luxembourg) S.A. 144A @ 6.750%, 03/01/19	100	125,627
Kansas City Southern de Mexico S.A. de CV
8.000%, 02/01/18	225	250,605
6.625%, 12/15/20	100	111,250
6.125%, 06/15/21	125	137,500

		1,028,507

Trucking and Leasing — 0.1%
Maxim Crane Works LP 144A @ 12.250%, 04/15/15	125	123,125

TOTAL CORPORATE BONDS (Cost $132,403,123)		136,704,221

LOAN AGREEMENTS — 5.3%‡
Airlines — 0.3%
Delta Air Lines, Inc.• 0.000%, 04/20/17	499	497,184

Apparel — 0.1%
Wolverine Worldwide• 0.000%, 05/01/19	100	99,875

Auto Manufacturers — 0.3%
Chrysler Group LLC• 0.000%, 05/24/17	499	501,858

Chemicals — 0.5%
Ineos US Finance LLC• 0.000%, 04/27/18	500	488,890
PL Propylene LLC• 0.000%, 03/27/17	150	151,125
PQ Corp.• 0.000%, 07/30/15	250	236,445

		876,460

Commercial Services — 0.3%
Pharmaceutical Product Development, Inc.• 0.000%, 12/05/18	499	500,617

Distribution & Wholesale — 0.3%
HD Supply, Inc.• 0.000%, 10/12/17	500	502,815

Diversified Financial Services —0.3%
Nuveen Investments, Inc.• 0.000%, 03/01/19	500	500,625

Healthcare Products — 0.3%
Kinetic Concepts, Inc.• 0.000%, 05/04/18	499	501,864

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS— (continued)
Internet — 0.5%
Go Daddy Operating Co. LLC• 0.000%, 12/17/18	$499	$491,158
Zayo Group LLC• 0.000%, 03/18/19	500	497,060

		988,218

Lodging — 0.3%
Caesars Entertainment Operating Co., Inc.• 0.000%, 10/31/16	499	504,332

Media — 0.5%
Cumulus Media Holdings, Inc.• 0.000%, 09/16/18	499	496,280
Univision Communications, Inc.• 0.000%, 03/31/17	500	472,815

		969,095

Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc.• 0.000%, 06/14/19	250	246,408

Retail — 0.6%
Jo-Ann Stores, Inc.• 0.000%, 03/18/18	500	492,500
Pf Changs Cn Bistro• 0.000%, 06/22/19	500	500,315

		992,815

Software — 0.3%
First Data Corp.• 0.000%, 03/24/17	500	475,805

Telecommunications — 0.6%
Intelsat Jackson Holdings S.A.• 5.250%, 07/12/12	500	498,855
Syniverse Holdings, Inc.• 0.000%, 04/23/19	500	496,040

		994,895

TOTAL LOAN AGREEMENTS (Cost $9,148,692)		9,152,866

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 12.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	47,171	47,171
T. Rowe Price Reserve Investment Fund	21,496,694	21,496,694

TOTAL SHORT-TERM INVESTMENTS (Cost $21,543,865)		21,543,865

TOTAL INVESTMENTS — 100.0% (Cost $166,859,458)		$170,952,635

‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2012. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at June 30, 2012 is $843,824.
•	Variable Rate Security.
¤	Defaulted Security.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 06/30/2012††
United States	90%
Bermuda	2
Netherlands	2
Canada	1
Germany	1
Luxembourg	1
United Kingdom	1
Other	2

Total	100%

††	% of total investments as of June 30, 2012

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

High Yield Bond Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,289,500	$1,289,500	$—	$—
REAL ESTATE INVESTMENT TRUSTS	96,126	96,126	—	—
PREFERRED STOCKS
Auto Manufacturers	346,940	346,940	—	—
Banks	863,322	863,322	—	—
Electric	53,470	53,470	—	—
Media	109,200	—	109,200	—
Packaging and Containers	—	—	—	—
Telecommunications	793,125	793,125	—	—
CORPORATE BONDS	136,704,221	—	136,704,221	—
LOAN AGREEMENTS	9,152,866	—	9,152,866	—
SHORT-TERM INVESTMENTS	21,543,865	21,543,865	—	—

TOTAL INVESTMENTS	$170,952,635	$24,986,348	$145,966,287	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — 61.5%
Aerospace & Defense — 2.5%
United Technologies Corp.	612,500	$46,262,125

Agriculture — 0.9%
Philip Morris International, Inc.	186,800	16,300,168

Auto Manufacturers — 0.7%
General Motors Co.*	620,700	12,240,204

Auto Parts & Equipment — 1.7%
Delphi Automotive Plc*	502,900	12,823,950
TRW Automotive Holdings Corp.*	502,200	18,460,872

		31,284,822

Banks — 3.7%
JPMorgan Chase & Co.	927,100	33,125,283
Northern Trust Corp.	239,700	11,030,994
U.S. Bancorp	698,600	22,466,976

		66,623,253

Beverages — 2.3%
Coca-Cola Enterprises, Inc.	171,700	4,814,468
PepsiCo, Inc.	523,000	36,955,180

		41,769,648

Chemicals — 0.5%
Potash Corp. of Saskatchewan, Inc.	222,600	9,725,394

Computers — 2.9%
Accenture Plc,Class A	84,100	5,053,569
Apple, Inc.*	67,000	39,128,000
Dell, Inc.*	275,300	3,446,756
International Business Machines Corp.	30,900	6,043,422

		53,671,747

Cosmetics & Personal Care — 2.0%
The Procter & Gamble Co.	584,782	35,817,897

Diversified Financial Services — 3.7%
BlackRock, Inc.	127,500	21,652,050
Invesco Ltd.	1,275,608	28,828,741
TD Ameritrade Holding Corp.	1,042,900	17,729,300

		68,210,091

Electric — 1.7%
American Electric Power Co., Inc.	123,700	4,935,630
Edison International	358,800	16,576,560
MDU Resources Group, Inc.	274,400	5,929,784
PG&E Corp.	93,600	4,237,272

		31,679,246

Electronics — 5.2%
TE Connectivity Ltd.	879,625	28,068,834
Thermo Fisher Scientific, Inc.	1,282,600	66,579,766

		94,648,600

Food — 3.0%
General Mills, Inc.	914,828	35,257,471
Kellogg Co.	397,800	19,623,474

		54,880,945

	Number of Shares	Value†

Healthcare Products — 0.5%
Covidien Plc	178,900	$9,571,150
Henry Schein, Inc.*	1,978	155,253

		9,726,403

Healthcare Services — 2.3%
Laboratory Corp. of America Holdings*	192,700	17,845,947
Quest Diagnostics, Inc.	401,800	24,067,820

		41,913,767

Insurance — 0.4%
XL Group Plc	310,700	6,537,128

Internet — 1.5%
Google, Inc., Class A*	46,300	26,857,241

Media — 2.9%
The McGraw-Hill Cos., Inc.	301,300	13,558,500
The Walt Disney Co.	802,000	38,897,000
Time Warner, Inc.	66	2,541

		52,458,041

Miscellaneous Manufacturing — 3.9%
Actuant Corp., Class A	13,778	374,211
Danaher Corp.	1,051,678	54,771,390
Ingersoll-Rand Plc	220,400	9,296,472
Pall Corp.	134,300	7,360,983

		71,803,056

Oil & Gas — 1.5%
Apache Corp.	74,700	6,565,383
EOG Resources, Inc.	33,100	2,982,641
Exxon Mobil Corp.	108,300	9,267,231
Nexen, Inc.	375,000	6,333,750
WPX Energy, Inc.*	174,000	2,815,320

		27,964,325

Oil & Gas Services — 0.8%
Schlumberger Ltd.	97,900	6,354,689
Weatherford International Ltd.*	657,700	8,306,751

		14,661,440

Packaging and Containers — 1.6%
Ball Corp.	134,200	5,508,910
Crown Holdings, Inc.*	694,200	23,942,958

		29,451,868

Pharmaceuticals — 4.8%
AmerisourceBergen Corp.	359,400	14,142,390
Express Scripts Holding Co.*	86,800	4,846,044
McKesson Corp.	63,000	5,906,250
Pfizer, Inc.	2,710,208	62,334,784

		87,229,468

Pipelines — 1.6%
Spectra Energy Corp.	289,395	8,409,819
The Williams Cos., Inc.	731,470	21,080,965

		29,490,784

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 1.8%
Dollar General Corp.*	271,500	$14,766,885
Kohl’s Corp.	296,300	13,478,687
Lowe’s Cos., Inc.	146,800	4,174,992

		32,420,564

Semiconductors — 0.7%
Texas Instruments, Inc.	443,000	12,709,670

Software — 2.6%
Fiserv, Inc.*	361,000	26,071,420
Microsoft Corp.	154,300	4,720,037
Oracle Corp.	585,800	17,398,260

		48,189,717

Telecommunications — 2.4%
AT&T, Inc.	1,041,800	37,150,588
Cisco Systems, Inc.	333,500	5,726,195

		42,876,783

Toys, Games & Hobbies — 0.6%
Hasbro, Inc.	311,200	10,540,344

Transportation — 0.8%
CSX Corp.	669,000	14,958,840

TOTAL COMMON STOCKS (Cost $960,709,199)		1,122,903,579

PREFERRED STOCKS — 2.0%
Auto Manufacturers — 0.3%
General Motors Co.CONV	163,000	5,411,600

Banks — 0.2%
U.S. Bancorp Series F	71,000	2,029,180
U.S. Bancorp Series G	90,000	2,464,200

		4,493,380

Diversified Financial Services — 0.4%
AMG Capital Trust I CONV	161,100	7,914,037

Electric — 0.6%
PPL Corp.	153,500	8,207,645
SCE Trust I*	70,000	1,783,600

		9,991,245

Finance — 0.0%
Federal National Mortgage Association CONV*	70	269,500

Food — 0.1%
Heinz Finance Co. (H.J.) CONV 144A @^	15	1,609,688

Housewares — 0.4%
Newell Financial Trust I CONV	134,300	6,748,575

TOTAL PREFERRED STOCKS (Cost $42,811,411)		36,438,025

	Par (000)	Value†
CORPORATE BONDS — 9.9%
Advertising — 0.2%
Lamar Media Corp. 9.750%, 04/01/14	$2,730	$3,057,600

Aerospace & Defense — 0.3%
United Technologies Corp. 0.967%, 06/01/15	4,725	4,775,449

Airlines — 0.8%
American Airlines Pass Through Trust 2009-1A 10.375%, 07/02/19	395	422,855
Continental Airlines 2009-1 Class A Pass Through Trust 9.000%, 07/08/16	885	1,013,039
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	739	833,709
Continental Airlines 2012-1 Class A Pass Through Trust 4.150%, 04/11/24	2,210	2,171,325
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 04/11/20	465	469,650
Continental Airlines, Inc. 4.500%, 01/15/15	2,730	4,002,862
Continental Airlines, Inc. 144A @ 6.750%, 09/15/15	890	914,475
Delta Air Lines 2011-1, Pass Through Trust 5.300%, 04/15/19	666	708,868
Delta Air Lines, Inc. 7.750%, 12/17/19	731	829,625
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	2,311	2,426,071
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17	330	338,010

		14,130,489

Banks — 0.0%
CIT Group, Inc., 144A @ 5.250%, 04/01/14^	475	491,625
Regions Bank 7.500%, 05/15/18	90	101,250
Synovus Financial Corp. 5.125%, 06/15/17	105	96,600

		689,475

Coal — 0.8%
Consol Energy, Inc.
8.000%, 04/01/17	6,370	6,608,875
8.250%, 04/01/20	910	955,500
Peabody Energy Corp.
7.375%, 11/01/16	830	913,000
6.500%, 09/15/20	870	880,875
4.750%, 12/15/41 CONV	3,399	2,757,439

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Coal — (continued)
Peabody Energy Corp. 144A @ 6.000%, 11/15/18	$2,150	$2,139,250

		14,254,939

Diversified Financial Services — 2.1%
CNH Capital LLC, 144A 144A @ 6.250%, 11/01/16	700	749,000
Ford Motor Credit Co. LLC
7.000%, 10/01/13	2,000	2,134,044
8.000%, 06/01/14	2,100	2,329,519
3.875%, 01/15/15	4,530	4,665,057
2.750%, 05/15/15	2,300	2,318,662
4.250%, 02/03/17	1,340	1,404,626
6.625%, 08/15/17	1,675	1,905,269
5.000%, 05/15/18	1,800	1,911,388
International Lease Finance Corp. 144A @ 6.500%, 09/01/14	8,130	8,577,150
6.750%, 09/01/16^	2,270	2,440,250
7.125%, 09/01/18	3,700	4,079,250
Janus Capital Group, Inc. STEP• 6.700%, 06/15/17	1,850	1,984,445
Legg Mason, Inc. 144A @ 5.500%, 05/21/19	3,020	3,054,063

		37,552,723

Electric — 0.5%
Calpine Construction Finance Co. LP 144A @ 8.000%, 06/01/16	2,800	3,024,000
Calpine Corp. 144A @ 7.500%, 02/15/21	1,275	1,377,000
CMS Energy Corp.
6.550%, 07/17/17	895	1,014,268
8.750%, 06/15/19	415	511,925
EP Energy LLC / EP Energy Finance, Inc. 144A @^ 6.875%, 05/01/19	975	1,018,875
Nisource Finance Corp. 4.450%, 12/01/21	635	666,168
Otter Tail Corp. 9.000%, 12/15/16^	890	963,425

		8,575,661

Healthcare Services — 0.1%
Fresenius Medical Care U.S. Finance II, Inc. 144A @
5.625%, 07/31/19	750	781,875
5.875%, 01/31/22	425	442,531

		1,224,406

Lodging — 0.3%
MGM Resorts International
13.000%, 11/15/13	1,690	1,926,600
10.375%, 05/15/14	770	868,175
9.000%, 03/15/20	2,075	2,303,250

		5,098,025

	Par (000)	Value†

Media — 0.3%
CCH II LLC 13.500%, 11/30/16	$602	$670,928
CCO Holdings LLC 7.250%, 10/30/17	850	926,500
Sirius XM Radio, Inc. 144A @^ 9.750%, 09/01/15	100	106,000
Unitymedia Hessen GmbH & Co. KG 144A @ 7.500%, 03/15/19	860	1,131,865
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 144A @^ 8.125%, 12/01/17	1,720	2,329,031
Unitymedia Hessen GmbH & Co. Kg/ Unitymedia NRW GmbH 144A @^ 7.500%, 03/15/19	575	609,500
Univision Communications, Inc. 144A @ 7.875%, 11/01/20	350	374,500

		6,148,324

Metal Fabricate/Hardware — 0.1%
Schaeffler Finance BV 144A @
7.750%, 02/15/17	1,250	1,303,125
8.500%, 02/15/19	1,425	1,521,187

		2,824,312

Miscellaneous Manufacturing — 0.1%
RBS Global, Inc. 8.500%, 05/01/18	505	547,925
Tyco Electronics Group SA 6.000%, 10/01/12	1,750	1,772,465

		2,320,390

Oil & Gas — 1.2%
Concho Resources, Inc. 5.500%, 10/01/22	1,300	1,287,000
Denbury Resources, Inc.
9.750%, 03/01/16	250	274,688
8.250%, 02/15/20	1,125	1,231,875
EQT Corp.
6.500%, 04/01/18	1,620	1,841,637
8.125%, 06/01/19	1,754	2,103,507
4.875%, 11/15/21	8,005	8,176,587
Laredo Petroleum, Inc. 144A @ 7.375%, 05/01/22	500	520,000
Plains Exploration & Production Co. 6.750%, 02/01/22	2,150	2,193,000
QEP Resources, Inc. 6.875%, 03/01/21	475	527,250
Questar Market Resources, Inc. 6.800%, 03/01/20	440	482,900
Range Resources Corp.
8.000%, 05/15/19	750	819,375
5.750%, 06/01/21	1,250	1,306,250
SM Energy Co. 144A @ 6.500%, 01/01/23	975	982,313

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Whiting Petroleum Corp. 6.500%, 10/01/18	$350	$372,750

		22,119,132

Oil & Gas Services — 0.2%
Oil States International, Inc. CONV 2.375%, 07/01/25	1,767	3,677,569

Packaging and Containers — 0.0%
Ball Corp. 7.375%, 09/01/19	50	55,250

Real Estate — 0.1%
Host Hotels & Resorts LP 5.875%, 06/15/19	1,800	1,944,000

Real Estate Investment Trusts — 0.0%
American Tower Corp. 4.625%, 04/01/15	200	211,699

Retail — 0.5%
AmeriGas Finance LLC
6.750%, 05/20/20	800	816,000
7.000%, 05/20/22	3,175	3,270,250
Dollar General Corp.
4.125%, 07/15/17	805	816,069
11.875%, 07/15/17 PIK	1,225	1,300,044
Penske Auto Group, Inc. 7.750%, 12/15/16	2,125	2,204,687
Rite Aid Corp. 10.375%, 07/15/16	1,225	1,296,203

		9,703,253

Semiconductors — 0.3%
Xilinx, Inc. CONV 3.125%, 03/15/37	4,265	5,086,012

Software — 0.1%
First Data Corp. 144a @ 7.375%, 06/15/19	2,575	2,626,500

Telecommunications — 1.9%
British Telecommunications PLC
1.593%, 12/20/13	1,630	1,639,350
2.000%, 06/22/15	1,110	1,125,252
CC Holdings GS LLC 144A @ 7.750%, 05/01/17	4,380	4,746,825
Cricket Communications, Inc. 7.750%, 10/15/20	1,470	1,403,850
Crown Castle International Corp. 7.125%, 11/01/19	2,840	3,045,900
Matterhorn Mobile SA 6.750%, 05/15/19 144A @	930	1,009,219
Nextel Communications, Inc. 5.950%, 03/15/14	1,625	1,627,031
SBA Communications Corp. CONV 1.875%, 05/01/13	959	1,328,215
SBA Telecommunications, Inc.
8.000%, 08/15/16	184	195,960

	Par (000)	Value†

Telecommunications — (continued)
SBA Telecommunications, Inc. — (continued)
8.250%, 08/15/19	$133	$145,635
Sprint Capital Corp. 6.900%, 05/01/19	300	282,000
Sprint Nextel Corp. 144A @
9.000%, 11/15/18	6,790	7,587,825
11.500%, 11/15/21	450	501,750
UPCB Finance III Ltd. @ 6.625%, 07/01/20	1,790	1,816,850
UPCB Finance V Ltd. 144A @ 7.250%, 11/15/21	3,980	4,159,100
UPCB Finance VI Ltd. 144A @ 6.875%, 01/15/22	3,700	3,774,000

		34,388,762

TOTAL CORPORATE BONDS (Cost $171,675,409)		180,463,970

LOAN AGREEMENTS — 9.8%‡
Aerospace & Defense — 0.0%
Delos Aircraft Bank• 4.750%, 04/12/16	500	500,625

Auto Parts & Equipment — 1.0%
Federal Mogul Corp.•
0.000%, 12/27/14 2.175%-2.1875%	10,931	10,384,293
0.000%, 12/27/15 2.1775%-2.1875%,	8,362	7,944,240

		18,328,533

Banks — 0.5%
Cedar Fair Bank• 4.000%, 12/15/17	3,179	3,167,457
FleetPride Corp.• 6.750%, 12/06/17	1,617	1,616,196
Flying Fortess Bank• 5.000%, 06/30/17	2,475	2,478,094
Vantiv Bank• 3.750%, 02/24/19	2,519	2,513,448

		9,775,195

Diversified Financial Services — 0.6%
Nuveen Investments, Inc.•
0.000%, 05/13/17 2.1775%-2.1875%	1,885	1,859,230
0.000%, 05/13/17 5.720-5.803%	2,203	2,165,249
8.250%, 03/01/19	2,375	2,377,969
Pinnacle Foods Finance LLC 2.744-3.081%• 0.000%, 04/02/14	2,421	2,410,907
Pinncale Foods Bank• 4.750%, 07/16/12	648	640,270
Terra-Gen Finance Co., LLC•^ 0.000%, 06/22/17	625	622,656
WorldPay• 0.000%, 11/30/17	1,410	1,406,714

		11,482,995

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Electric — 0.0%
EP Energy Bank• 2.175%, 05/25/18	725	731,119

Food Service — 2.1%
Dineequity, Inc• 4.250%, 10/19/17	6,472	6,437,381
Dunkin Brands, Inc. 4.00%-5.250%• 0.000%, 11/23/17	32,294	31,825,957

		38,263,338

Healthcare Services — 0.2%
HCA, Inc.• 4.596%, 11/17/12	3,323	3,311,236

Holding Companies — 0.2%
Formula One• 0.000%, 04/28/17	2,993	2,988,281

Household Products & Wares — 0.3%
Reynolds Consumer Products Holding, Inc.• 6.500%, 02/09/18	3,126	3,138,051
Reynolds Group Holdings, Inc.• 6.500%, 08/09/18	1,964	1,977,394

		5,115,445

Media — 1.0%
CCO Holdings LLC• 2.745%, 09/06/14	500	495,715
Charter Communications Operating LLC• 3.500%, 09/06/16	3,357	3,329,306
Univision Communications, Inc.• 4.495%, 03/31/17	15,542	14,696,755

		18,521,776

Metal Fabricate/Hardware — 0.3%
Schaeffler Finance Bv• 6.000%, 01/27/17	4,800	4,792,512

Miscellaneous Manufacturing — 0.3%
Colfax Corp.• 4.500%, 01/12/19	5,373	5,361,233

Retail — 0.6%
Dollar General Corp.• 2.953%, 07/31/12	7,679	7,664,633
Rite Aid Corp.• 4.500%, 03/03/18	2,750	2,688,125

		10,352,758

Software — 0.6%
First Data Corp.• 5.245%, 03/24/17	11,686	11,120,888

Telecommunications — 2.1%
Crown Castle International Corp.• 4.000%, 01/13/19	10,583	10,411,121
Intelsat Jackson Holdings S.A.• 5.250%, 04/02/18	$18,946	$18,902,852

	Par (000)	Value†

Telecommunications — (continued)
SBA Communications Corp.• 0.000%, 06/30/18	941	931,095
Telesat Canada, Inc.• 4.250%, 03/28/19	8,360	8,259,680

		38,504,748

TOTAL LOAN AGREEMENTS (Cost $176,903,820)		179,150,682

	Number of Contracts	Value†
PURCHASED OPTIONS — 0.0%
Call Option — 0.0%
Avon Products, Inc., $20.00 01/19/13 (Cost $22,585)	177	7,080

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 16.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	2,528,864	2,528,864
T. Rowe Price Reserve Investment Fund	303,088,904	303,088,904

TOTAL SHORT-TERM INVESTMENTS (Cost $305,617,768)		305,617,768

TOTAL INVESTMENTS — 100.0% (Cost $1,657,740,192)		$1,824,581,104

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Accent, $65, 01/19/13	(783)	(129,195)
AES, $40, 01/19/13	(1,237)	(173,180)
AT&T Inc., $30, 01/19/13	(2,815)	(1,579,215)
AT&T Inc., $32, 01/19/13	(3,387)	(1,253,190)
AT&T, $34, 01/19/13	(2,108)	(453,220)
AT&T, $35, 01/19/13	(2,108)	(316,200)
BlackRock, Inc., $210, 01/19/13	(452)	(72,320)
Cisco, $17.50, 01/19/13	(1,560)	(179,400)
Cisco, $22, 01/19/13	(1,775)	(21,300)
Covidien Plc, $50, 07/21/12	(1,537)	(537,950)
Dell, Inc., $17.50, 01/19/13	(2,753)	(27,530)
Disney, $45, 01/19/13	(636)	(348,528)
Disney, $45, 10/ 20/12	(627)	(291,555)
Disney, $46, 01/19/13	(636)	(300,192)
Disney, $46, 10/20/12	(627)	(247,665)
Disney, $47, 01/19/13	(636)	(260,760)
Disney, $47, 10/20/12	(627)	(203,775)
EOG, $110, 01/19/13	(69)	(18,630)
EOG, $115, 01/19/13	(69)	(12,420)
Express, $60, 01/19/13	(22)	(5,654)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Flexibly Managed Fund

	Number of Contracts	Value†
WRITTEN OPTIONS — (continued)
Call Options — (continued)
Exxon, $87.50, 01/19/13	(1,083)	(341,145)
Google, $590, 01/19/13	$(91)	$(382,200)
Google, $650, 01/19/13	(372)	(725,400)
Ingersoll-Rand PLC, $40, 01/ 19/13	(2,003)	(1,041,560)
Ingersoll-Rand PLC, $40, 01/ 19/13	(201)	(104,520)
International Business Machines Corp., $200, 01/19/13	(309)	(267,285)
JPMorgan, $50, 01/19/13	(2,822)	(42,330)
JPMorgan, $45, 09/22/12	(719)	(7,190)
JPMorgan, $46, 09/22/12	(719)	(5,752)
Kellogg Co., $55, 01/19/13	(970)	(18,430)
Kellogg Co., $60, 01/19/13	(603)	(9,045)
Kohls, $45, 10/20/12	(275)	(77,000)
Kohls, $47, 10/20/12	(275)	(49,500)
Kohls, $48, 10/20/12	(275)	(37,125)
Kohls, $52.50, 01/19/13	(543)	(46,155)
Kohls, $55 01/19/13	(543)	(27,150)
Kohls, $55, 10/2012	(728)	(7,280)
Microsoft Corp., $30 01/19/13	(1,543)	(344,089)
PepsiCo, Inc., $70, 01/19/13	(1,079)	(303,199)
PepsiCo, Inc., $67.50, 01/19/13	(692)	(301,020)
PepsiCo, Inc., $70, 10/20/12	(387)	(85,140)
PepsiCo, Inc., $70 01/19/13	(199)	(55,919)
PepsiCo, Inc., $72.50 01/19/13	(197)	(30,338)
PepsiCo, Inc., $72.50, 01/19/13	(387)	(59,598)
Pfizer, $22.50, 01/19/13	(12,644)	(1,631,076)
Pfizer, $24, 01/19/13	(6,127)	(324,731)
PG, $65, 01/19/13	(1,030)	(99,910)
Philip Morris International, Inc., $85, 01/19/13	(373)	(216,340)
Philip Morris International, Inc., $90, 01/19/13	(374)	(108,834)
Schlumberger Ltd., $ 75, 01/19/13	(979)	(208,527)
Texas Instruments, Inc., $40, 01/19/13	(777)	(1,554)
The Procter & Gamble Co., $70, 01/19/13	(306)	(10,404)
US Bancorp, $32, 01/19/13	(2,084)	(483,488)

TOTAL WRITTEN OPTIONS (Premiums $12,799,208)		(13,885,113)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at June 30, 2012 is $10,191,050.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2012. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

Country Weightings as of 06/30/2012††
United States	94%
Switzerland	2
Canada	1
Cayman Islands	1
Ireland	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2012

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,122,903,579	$1,122,903,579	$—	$—
PREFERRED STOCKS	36,438,025	36,438,025	—	—
CORPORATE BONDS	180,463,970	—	180,463,970	—
LOAN AGREEMENTS	179,150,682	—	179,150,682	—
PURCHASED OPTIONS	7,080	—	7,080	—
SHORT-TERM INVESTMENTS	305,617,768	305,617,768	—	—

TOTAL INVESTMENTS	$1,824,581,104	$1,464,959,372	$359,621,732	$—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Flexibly Managed Fund

LIABILITIES TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(13,885,113)	$(9,169,366)	$(4,715,747)	$—

TOTAL LIABILITIES	$(13,885,113)	$(9,169,366)	$(4,715,747)	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.9%
Penn Series Index 500 Fund* (Cost $31,146,302)	4,138,432	$41,839,547

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $23,440,339)	2,145,618	27,893,031

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $126,001)	126,001	126,001

TOTAL INVESTMENTS — 100.0% (Cost $54,712,642)		$69,858,579

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$41,839,547	$41,839,547	$—	$—
AFFILIATED FIXED INCOME FUNDS	27,893,031	27,893,031	—	—
SHORT-TERM INVESTMENTS	126,001	126,001	—	—

TOTAL INVESTMENTS	$69,858,579	$69,858,579	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 94.3%
Aerospace & Defense — 0.7%
The Boeing Co.	18,400	$1,367,120

Airlines — 0.3%
United Continental Holdings, Inc.*	20,800	506,064

Apparel — 2.0%
Coach, Inc.	7,100	415,208
NIKE, Inc., Class B	22,100	1,939,938
Prada S.p.A.	106,300	717,300
Ralph Lauren Corp.	5,300	742,318

		3,814,764

Banks — 0.4%
U.S. Bancorp	23,100	742,896

Beverages — 0.5%
Monster Beverage Corp.*	13,300	946,960

Biotechnology — 3.0%
Alexion Pharmaceuticals, Inc.*	14,300	1,419,990
Biogen Idec, Inc.*	10,400	1,501,552
Celgene Corp.*	10,000	641,600
Gilead Sciences, Inc.*	21,400	1,097,392
Human Genome Sciences, Inc.*	6,500	85,345
Regeneron Pharmaceuticals, Inc.*	4,500	513,990
Vertex Pharmaceuticals, Inc.*	8,600	480,912

		5,740,781

Chemicals — 3.2%
Ecolab, Inc.	6,900	472,857
Praxair, Inc.	37,200	4,044,756
The Sherwin-Williams Co.	13,400	1,773,490

		6,291,103

Commercial Services — 4.7%
Mastercard, Inc., Class A	13,000	5,591,430
Visa, Inc., Class A	28,700	3,548,181

		9,139,611

Computers — 14.4%
Accenture Plc,Class A	33,500	2,013,015
Apple, Inc.*	38,400	22,425,600
EMC Corp.*	53,900	1,381,457
IHS, Inc., Class A*	8,800	948,024
Teradata Corp.*	14,600	1,051,346

		27,819,442

Distribution & Wholesale — 1.9%
Fastenal Co.	58,300	2,350,073
Fossil, Inc.*	8,100	619,974
W.W. Grainger, Inc.	3,600	688,464

		3,658,511

Diversified Financial Services — 3.4%
American Express Co.	46,700	2,718,407
Franklin Resources, Inc.	14,900	1,653,751
IntercontinentalExchange, Inc.*	6,700	911,066
Invesco Ltd.	58,300	1,317,580

		6,600,804

	Number of Shares	Value†

Electronics — 0.4%
Trimble Navigation Ltd.*	17,600	$809,776

Food — 0.4%
Whole Foods Market, Inc.	8,200	781,624

Healthcare Products — 1.5%
Baxter International, Inc.	8,900	473,035
Covidien Plc	3,600	192,600
Edwards Lifesciences Corp.*	11,600	1,198,280
Stryker Corp.	19,700	1,085,470

		2,949,385

Healthcare Services — 0.6%
UnitedHealth Group, Inc.	21,600	1,263,600

Home Builders — 0.9%
D.R. Horton, Inc.	30,500	560,590
Lennar Corp., Class A	18,400	568,744
NVR, Inc.*	700	595,000

		1,724,334

Internet — 16.2%
Amazon.com, Inc.*	30,500	6,964,675
Baidu, Inc. ADR*	23,900	2,748,022
eBay, Inc.*	71,300	2,995,313
Facebook Inc.,Class A*^~	16,909	499,898
Facebook Inc.,Class B*^~	30,111	890,201
Google, Inc., Class A*	12,700	7,366,889
Groupon Inc.*	49,600	527,248
LinkedIn Corp.,Class A*	12,500	1,328,375
priceline.com, Inc.*	9,100	6,047,132
Tencent Holdings Ltd.	59,900	1,768,924
Twitter, Inc.*^~	7,697	123,152

		31,259,829

Leisure Time — 0.8%
Carnival Plc	23,455	801,936
Harley-Davidson, Inc.	14,400	658,512

		1,460,448

Lodging — 2.5%
Las Vegas Sands Corp.	34,600	1,504,754
Marriott International, Inc., Class A	38,297	1,501,243
MGM Resorts International*	37,100	414,036
Starwood Hotels & Resorts Worldwide, Inc.*	25,900	1,373,736

		4,793,769

Machinery-Diversified — 1.1%
Deere & Co.	8,900	719,743
Roper Industries, Inc.	9,300	916,794
The Babcock & Wilcox Co.*	19,600	480,200

		2,116,737

Media — 0.9%
The Walt Disney Co.*	35,200	1,707,200

Metal Fabricate/Hardware — 1.6%
Precision Castparts Corp.	19,200	3,158,208

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 2.8%
Danaher Corp.	104,100	$5,421,528

Oil & Gas — 1.7%
EOG Resources, Inc.	14,300	1,288,573
Occidental Petroleum Corp.	14,000	1,200,780
Range Resources Corp.	11,800	730,066

		3,219,419

Oil & Gas Services — 0.8%
Schlumberger Ltd.	23,700	1,538,367

Pharmaceuticals — 4.3%
Allergan, Inc.	8,000	740,560
Catalyst Health Solutions, Inc.*	5,300	495,232
Express Scripts Holding Co.*	30,100	1,680,483
FMC Technologies, Inc.*	29,900	1,172,977
McKesson Corp.	23,700	2,221,875
Novo Nordisk A/S, B Shares*	3,643	528,369
SXC Health Solutions Corp.*	6,700	664,707
Valeant Pharmaceuticals International, Inc.*	18,800	842,052

		8,346,255

Pipelines — 0.6%
The Williams Cos., Inc.	39,400	1,135,508

Retail — 8.3%
AutoZone, Inc.*	3,900	1,431,963
CarMax, Inc.*	36,500	946,810
Chipotle Mexican Grill, Inc.*	4,800	1,823,760
Costco Wholesale Corp.	16,500	1,567,500
CVS Caremark Corp.	35,600	1,663,588
Dollar Tree, Inc.*	11,000	591,800
Ross Stores, Inc.	17,900	1,118,213
Starbucks Corp.	73,100	3,897,692
The Home Depot, Inc.	27,800	1,473,122
Tractor Supply Co.	4,000	332,240
Yum! Brands, Inc.	20,000	1,288,400

		16,135,088

Semiconductors — 3.3%
Broadcom Corp., Class A*	42,600	1,439,880
QUALCOMM, Inc.	88,000	4,899,840

		6,339,720

Software — 3.3%
Akamai Technologies, Inc.*	27,800	882,650
Autodesk, Inc.*	20,800	727,792
Check Point Software Technologies Ltd.*	13,100	649,629
Informatica Corp.*	21,100	893,796
Nuance Communications, Inc.*	41,200	981,384
Red Hat, Inc.*	22,000	1,242,560
Salesforce.com, Inc.*	7,600	1,050,776

		6,428,587

Telecommunications — 3.5%
Crown Castle International Corp.*	88,100	5,167,946
Juniper Networks, Inc.*	97,800	1,595,118

		6,763,064

	Number of Shares	Value†

Transportation — 4.3%
FedEx Corp.	22,000	$2,015,420
J.B. Hunt Transport Services, Inc.	17,000	1,013,200
Kansas City Southern	17,200	1,196,432
Union Pacific Corp.	16,600	1,980,546
United Parcel Service, Inc., Class B	26,800	2,110,768

		8,316,366

TOTAL COMMON STOCKS (Cost $128,408,965)		182,296,868

PREFERRED STOCKS — 0.3%
Internet — 0.3%
Livingsocial, Series F CONV*^~	15,066	80,272
Twitter, Inc. Series A CONV*^~	20	320
Twitter, Inc. Series B CONV*^~	312	4,992
Twitter, Inc. Series B CONV*^~	5,772	92,352
Twitter, Inc. Series C CONV*^~	80	1,280
Twitter, Inc. Series C CONV*^~	1,566	25,056
Twitter, Inc. Series D CONV*^~	2,954	47,264
Twitter, Inc. Series F CONV*^~	1,040	16,640
Twitter, Inc. Series G-2 CONV*^~	12,129	194,064

TOTAL PREFERRED STOCKS (Cost $499,276)		462,240

REAL ESTATE INVESTMENT TRUSTS — 2.2%
Diversified — 2.2%
American Tower Corp. (Cost $2,461,718)	61,500	4,299,465

SHORT-TERM INVESTMENTS — 3.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	5,544,498	5,544,498
T. Rowe Price Reserve Investment Fund	687,085	687,085

TOTAL SHORT-TERM INVESTMENTS (Cost $6,231,583)		6,231,583

TOTAL INVESTMENTS — 100.0% (Cost $137,601,542)		$193,290,156

^	Illiquid security. The total market value of illiquid securities at June 30, 2012 is $1,975,491.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2012 is $1,975,491.

ADR — American Depository Receipt.

CONV — Convertible Security.

Plc — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Growth Stock Fund

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	93.9%	$181,489,942
China	2.3%	4,516,946
Ireland	1.2%	2,205,615
France	0.8%	1,538,367
Canada	0.4%	842,052
United Kingdom	0.4%	801,936
Italy	0.4%	717,300
Israel	0.3%	649,629
Denmark	0.3%	528,369

	100.0%	$193,290,156

Country Weightings as of 06/30/2012††
United States	94%
China	2
Canada	1
France	1
Ireland	1
Other	1

Total	100%

††	% of total investments as of June 30, 2012

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,367,120	$1,367,120	$—	$—
Airlines	506,064	506,064	—	—
Apparel	3,814,764	3,097,464	717,300	—
Banks	742,896	742,896	—	—
Beverages	946,960	946,960	—	—
Biotechnology	5,740,781	5,740,781	—	—
Chemicals	6,291,103	6,291,103	—	—
Commercial Services	9,139,611	9,139,611	—	—
Computers	27,819,442	27,819,442	—	—
Distribution & Wholesale	3,658,511	3,658,511	—	—
Diversified Financial Services	6,600,804	6,600,804	—	—
Electronics	809,776	809,776	—	—
Food	781,624	781,624	—	—
Healthcare Products	2,949,385	2,949,385	—	—
Healthcare Services	1,263,600	1,263,600	—	—
Home Builders	1,724,334	1,724,334	—	—
Internet	31,259,829	27,977,654	3,159,023	123,152
Leisure Time	1,460,448	658,512	801,936	—
Lodging	4,793,769	4,793,769	—	—
Machinery - Diversified	2,116,737	2,116,737	—	—
Media	1,707,200	1,707,200	—	—
Metal Fabricate/Hardware	3,158,208	3,158,208	—	—

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Miscellaneous Manufacturing	$5,421,528	$5,421,528	$—	$—
Oil & Gas	3,219,419	3,219,419	—	—
Oil & Gas Services	1,538,367	1,538,367	—	—
Pharmaceuticals	8,346,255	7,817,886	528,369	—
Pipelines	1,135,508	1,135,508	—	—
Retail	16,135,088	16,135,088	—	—
Semiconductors	6,339,720	6,339,720	—	—
Software	6,428,587	6,428,587	—	—
Telecommunications	6,763,064	6,763,064	—	—
Transportation	8,316,366	8,316,366	—	—

TOTAL COMMON STOCKS	182,296,868	176,967,088	5,206,628	123,152

REAL ESTATE INVESTMENT TRUSTS	4,299,465	4,299,465
PREFERRED STOCKS	462,240	—	—	462,240
SHORT-TERM INVESTMENTS	6,231,583	6,231,583	—	—

TOTAL INVESTMENTS	$193,290,156	$187,498,136	$5,206,628	$585,392

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2011	$1,905,082
Transfers Out of Level 3	(1,464,536)
Purchases	134,048
Change in Appreciation/(Depreciation)	10,798

Balance as of 6/30/2012	$585,392

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund had transfers of $1,464,536 from level 3 to level 2 fair value hierarchies during the reporting period. On May 18, 2012, Facebook, Inc. began publicly trading, therefore obtaining a significant observable input for the valuation of Facebook, Inc. Class A and Class B shares.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Aerospace & Defense — 3.3%
BE Aerospace, Inc.*	8,990	$392,503
The Boeing Co.	9,930	737,799

		1,130,302

Apparel — 2.3%
Coach, Inc.	7,780	454,975
Ralph Lauren Corp.	2,290	320,737

		775,712

Beverages — 4.9%
The Coca-Cola Co.	21,630	1,691,250

Biotechnology — 3.7%
Alexion Pharmaceuticals, Inc.*	5,240	520,332
Ariad Pharmaceuticals, Inc.*	7,630	131,312
Biogen Idec, Inc.*	4,360	629,497

		1,281,141

Chemicals — 2.1%
Monsanto Co.	8,720	721,842

Computers — 14.1%
Apple, Inc.*	7,109	4,151,656
EMC Corp.*	19,420	497,734
Fortinet, Inc.*	7,680	178,330

		4,827,720

Cosmetics & Personal Care — 0.7%
The Estee Lauder Cos., Inc., Class A	4,600	248,952

Diversified Financial Services — 3.7%
Affiliated Managers Group, Inc.*	4,890	535,211
American Express Co.	12,850	747,998

		1,283,209

Electrical Components & Equipment — 1.5%
AMETEK, Inc.	10,130	505,588

Electronics — 1.4%
Agilent Technologies, Inc.	12,600	494,424

Engineering & Construction — 0.6%
KBR, Inc.	7,880	194,715

Food — 1.3%
Whole Foods Market, Inc.	4,540	432,753

Healthcare Products — 1.4%
Intuitive Surgical, Inc.*	870	481,797

Home Builders — 0.6%
Lennar Corp., Class A	6,950	214,825

Internet — 11.5%
Amazon.com, Inc.*	2,930	669,065
eBay, Inc.*	18,810	790,208
F5 Networks, Inc.*	2,450	243,922
Facebook, Inc.*	14,570	453,418
Google, Inc., Class A*	2,025	1,174,642
LinkedIn Corp., Class A*	2,740	291,180

	Number of Shares	Value†

Internet — (continued)
TIBCO Software, Inc.*	10,340	$309,373

		3,931,808

Lodging — 2.9%
Las Vegas Sands Corp.	11,490	499,700
Starwood Hotels & Resorts Worldwide, Inc.	9,330	494,863

		994,563

Machinery—Construction & Mining — 2.0%
Caterpillar, Inc.	7,930	673,336

Media — 1.7%
Comcast Corp., Class A	18,690	597,519

Metal Fabricate/Hardware — 0.9%
Precision Castparts Corp.	1,820	299,372

Miscellaneous Manufacturing — 1.0%
SPX Corp.	5,380	351,422

Oil & Gas — 2.6%
Anadarko Petroleum Corp.	3,810	252,222
Cabot Oil & Gas Corp.	6,650	262,010
Concho Resources, Inc.*	4,600	391,552

		905,784

Oil & Gas Services — 2.2%
Schlumberger Ltd.	11,430	741,921

Pharmaceuticals — 3.4%
Allergan, Inc.	7,040	651,693
Mead Johnson Nutrition Co.	3,380	272,124
Perrigo Co.	2,050	241,756

		1,165,573

Pipelines — 1.2%
Enbridge, Inc.	10,330	412,374

Real Estate — 1.2%
CBRE Group, Inc., Class A*	25,020	409,327

Retail — 8.5%
AutoZone, Inc.*	840	308,423
Bed Bath & Beyond, Inc.*	7,810	482,658
GNC Holdings, Inc., Class A	8,650	339,080
Lululemon Athletica, Inc.*	3,790	225,998
Starbucks Corp.	11,460	611,047
The Home Depot, Inc.	9,060	480,089
Yum! Brands, Inc.	7,340	472,843

		2,920,138

Semiconductors — 8.3%
Altera Corp.	18,500	626,040
Broadcom Corp., Class A*	14,030	474,214
Lam Research Corp.*	10,010	377,777
NXP Semiconductors N.V.*	17,130	398,273
QUALCOMM, Inc.	17,620	981,082

		2,857,386

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 5.2%
Cerner Corp.*	7,120	$588,539
Fidelity National Information Services, Inc.	11,410	388,853
Salesforce.com, Inc.*	2,280	315,233
VMware, Inc., Class A*	5,330	485,243

		1,777,868

Telecommunications — 2.0%
Acme Packet, Inc.*	5,180	96,607
Finisar Corp.*	10,810	161,717
Juniper Networks, Inc.*	18,370	299,615
Ubiquiti Networks, Inc.*	10,260	146,205

		704,144

TOTAL COMMON STOCKS (Cost $29,956,351)		33,026,765

REAL ESTATE INVESTMENT TRUSTS — 1.3%
Regional Malls — 1.3%
Simon Property Group, Inc. (Cost $396,858)	2,820	438,961

SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $861,432)	861,432	861,432

TOTAL INVESTMENTS — 100.0% (Cost $31,214,641)		$34,327,158

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 06/30/2012††
United States	95%
Canada	2
France	2
Netherlands	1

Total	100%

††	% of total investments as of June 30, 2012

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$33,026,765	$33,026,765$	$—	$—
REAL ESTATE INVESTMENT TRUSTS	438,961	438,961	—	—
SHORT-TERM INVESTMENTS	861,432	861,432	—	—

TOTAL INVESTMENTS	$34,327,158	$34,327,158	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.2%
Apparel — 2.5%
Coach, Inc.	13,905	$813,165
NIKE, Inc., Class B	14,940	1,311,433
Ralph Lauren Corp.	4,090	572,845

		2,697,443

Auto Parts & Equipment — 0.5%
BorgWarner, Inc.*	8,070	529,311

Banks — 0.7%
Capital One Financial Corp.	14,710	804,049

Beverages — 1.9%
Monster Beverage Corp.*	18,500	1,317,200
The Coca-Cola Co.	8,830	690,418

		2,007,618

Biotechnology — 3.3%
Alexion Pharmaceuticals, Inc.*	14,020	1,392,186
Gilead Sciences, Inc.*	30,790	1,578,911
Vertex Pharmaceuticals, Inc.*	9,410	526,207

		3,497,304

Chemicals — 2.2%
Monsanto Co.	28,940	2,395,653

Commercial Services — 5.2%
Alliance Data Systems Corp.*	10,270	1,386,450
Hertz Global Holdings, Inc.*	63,630	814,464
Mastercard, Inc., Class A	2,690	1,156,996
Visa, Inc., Class A	17,510	2,164,761

		5,522,671

Computers — 11.7%
Apple, Inc.*	17,005	9,930,920
Cognizant Technology Solutions Corp., Class A*	25,900	1,554,000
Teradata Corp.*	13,670	984,377

		12,469,297

Distribution & Wholesale — 1.2%
W.W. Grainger, Inc.	6,572	1,256,829

Diversified Financial Services — 1.5%
Ameriprise Financial, Inc.	13,500	705,510
Discover Financial Services	25,850	893,893

		1,599,403

Food — 3.2%
The Hershey Co.	17,807	1,282,638
Whole Foods Market, Inc.	23,030	2,195,220

		3,477,858

Healthcare Products — 1.6%
Intuitive Surgical, Inc.*	3,100	1,716,749

Healthcare Services — 2.5%
Novo Nordisk A S	9,960	1,447,586
UnitedHealth Group, Inc.	21,025	1,229,963

		2,677,549

	Number of Shares	Value†

Internet — 9.6%
Amazon.com, Inc.*	6,204	$1,416,684
Baidu, Inc. ADR*	4,490	516,260
eBay, Inc.*	65,430	2,748,714
F5 Networks, Inc.*	11,750	1,169,830
Google, Inc., Class A*	4,060	2,355,084
priceline.com, Inc.*	1,570	1,043,297
TIBCO Software, Inc.*	34,910	1,044,507

		10,294,376

Leisure Time — 1.0%
Harley-Davidson, Inc.	22,720	1,038,986

Machinery—Construction & Mining — 1.4%
Caterpillar, Inc.	17,370	1,474,887

Machinery—Diversified — 1.5%
Cummins, Inc.	6,615	641,059
Deere & Co.	11,970	968,014

		1,609,073

Media — 1.0%
CBS Corp., Class B	33,975	1,113,700

Metal Fabricate/Hardware — 1.3%
Precision Castparts Corp.	8,800	1,447,512

Miscellaneous Manufacturing — 1.7%
Danaher Corp.	34,110	1,776,449

Oil & Gas — 2.0%
Ensco Plc ADR,Class A	17,240	809,763
Pioneer Natural Resources Co.	14,820	1,307,272

		2,117,035

Oil & Gas Services — 1.0%
Schlumberger Ltd.	16,010	1,039,209

Pharmaceuticals — 8.0%
Abbott Laboratories	45,410	2,927,583
Allergan, Inc.	22,940	2,123,556
Bristol-Myers Squibb Co.	49,980	1,796,781
Mead Johnson Nutrition Co.	21,320	1,716,473

		8,564,393

Pipelines — 1.6%
The Williams Cos., Inc.	60,060	1,730,929

Retail — 14.7%
Costco Wholesale Corp.	11,500	1,092,500
Dollar General Corp.*	62,088	3,376,966
Ltd. Brands, Inc.	39,430	1,676,958
Lululemon Athletica, Inc.*	15,080	899,220
Nordstrom, Inc.	25,210	1,252,685
Starbucks Corp.	34,540	1,841,673
The Home Depot, Inc.	37,930	2,009,911
TJX Cos., Inc.	27,600	1,184,868
Ulta Salon Cosmetics & Fragrance, Inc.*	8,710	813,340
Yum! Brands, Inc.	24,430	1,573,780

		15,721,901

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 4.3%
Avago Technologies Ltd.	40,050	$1,437,795
Broadcom Corp., Class A*	20,960	708,448
QUALCOMM, Inc.	44,610	2,483,885

		4,630,128

Software — 6.0%
Autodesk, Inc.*	28,880	1,010,511
Cerner Corp.*	26,200	2,165,692
Citrix Systems, Inc.*	16,527	1,387,277
Red Hat, Inc.*	10,600	598,688
VMware, Inc., Class A*	13,580	1,236,323

		6,398,491

Telecommunications — 2.4%
Crown Castle International Corp.*	43,030	2,524,140

Transportation — 2.7%
Kansas City Southern	17,680	1,229,821
Union Pacific Corp.	13,538	1,615,218

		2,845,039

TOTAL COMMON STOCKS (Cost $83,556,261)		104,977,982

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,912,132)	1,912,132	1,912,132

TOTAL INVESTMENTS — 100.0% (Cost $85,468,393)		$106,890,114

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
TOTAL COMMON STOCKS	$104,977,982	$104,977,982	$—	$—
SHORT-TERM INVESTMENTS	1,912,132	1,912,132	—	—

TOTAL INVESTMENTS	$106,890,114	$106,890,114	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.4%
Airlines — 0.5%
United Continental Holdings, Inc.*	31,740	$772,234

Auto Manufacturers — 2.0%
Ford Motor Co.	226,670	2,173,765
Navistar International Corp.*	41,960	1,190,405

		3,364,170

Banks — 14.7%
Citigroup, Inc.	144,290	3,954,989
M&T Bank Corp.	42,600	3,517,482
PNC Financial Services Group, Inc.	37,920	2,317,291
SunTrust Banks, Inc.	119,770	2,902,027
The Goldman Sachs Group, Inc.	48,720	4,670,299
U.S. Bancorp	50,570	1,626,331
Wells Fargo & Co.	154,020	5,150,429

		24,138,848

Beverages — 6.6%
Molson Coors Brewing Co., Class B	80,710	3,358,343
PepsiCo, Inc.	22,700	1,603,982
The Coca-Cola Co.	76,320	5,967,461

		10,929,786

Chemicals — 2.4%
Celanese Corp., Series A*	21,320	738,098
The Mosaic Co.	59,810	3,275,196

		4,013,294

Commercial Services — 1.0%
Quanta Services, Inc.*	69,370	1,669,736

Diversified Financial Services — 3.8%
AerCap Holdings N.V.*	241,780	2,727,278
BlackRock, Inc.	20,690	3,513,576

		6,240,854

Electric — 5.5%
American Electric Power Co., Inc.	48,270	1,925,973
Edison International	85,110	3,932,082
GenOn Energy Inc.*	997,330	1,705,434
Public Service Enterprise Group, Inc.	44,320	1,440,400

		9,003,889

Electronics — 7.2%
Honeywell International, Inc.	98,080	5,476,787
TE Connectivity Ltd.	97,670	3,116,650
Tyco International Ltd.	60,450	3,194,782

		11,788,219

Gas — 0.6%
NiSource, Inc.	36,530	904,119

Healthcare Products — 1.3%
Baxter International, Inc.	40,570	2,156,296

Healthcare Services — 6.5%
Humana, Inc.	77,550	6,005,472
UnitedHealth Group, Inc.	80,890	4,732,065

		10,737,537

	Number of Shares	Value†

Household Products & Wares — 1.2%
Church & Dwight Co., Inc.	36,530	$2,026,319

Insurance — 4.3%
ACE Ltd.	52,880	3,919,995
Marsh & McLennan Cos., Inc.	42,500	1,369,775
The Travelers Cos., Inc.	29,180	1,862,851

		7,152,621

Media — 2.7%
Comcast Corp., Class A	113,080	3,615,167
Viacom, Inc., Class B	16,130	758,433

		4,373,600

Oil & Gas — 9.7%
Apache Corp.	15,940	1,400,967
Chevron Corp.	79,980	8,437,890
Exxon Mobil Corp.	57,610	4,929,688
Valero Energy Corp.	47,310	1,142,536

		15,911,081

Oil & Gas Services — 1.5%
Baker Hughes, Inc.	59,340	2,438,874

Packaging and Containers — 1.4%
Rock-Tenn Co., Class A	42,130	2,298,191

Pharmaceuticals — 6.8%
Merck & Co., Inc.	129,960	5,425,830
Pfizer, Inc.	149,930	3,448,390
Teva Pharmaceutical Industries Ltd. ADR	60,300	2,378,232

		11,252,452

Retail — 3.2%
Talbots, Inc.*	44,460	112,039
Target Corp.	88,140	5,128,867

		5,240,906

Semiconductors — 2.2%
Analog Devices, Inc.	43,990	1,657,103
Xilinx, Inc.	59,250	1,989,023

		3,646,126

Telecommunications — 7.1%
AT&T, Inc.	66,647	2,376,632
Cisco Systems, Inc.	169,410	2,908,770
Juniper Networks, Inc.*	266,580	4,347,920
Verizon Communications, Inc.	45,200	2,008,688

		11,642,010

Textiles — 2.2%
Mohawk Industries, Inc.*	52,060	3,635,350

TOTAL COMMON STOCKS (Cost $149,672,881)		155,336,512

SHORT-TERM INVESTMENTS — 5.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $9,241,297)	9,241,297	9,241,297

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
Humama, Inc. expiring 07/21/12 at strike price $67.50	124	$6,200
Humama, Inc. expiring 07/21/12 at strike price $72.50	120	3,600
UnitedHealth Group, Inc. expiring 07/21/12 at strike price $52.50	197	11,820
UnitedHealth Group, Inc. expiring 07/21/12 at strike price $55	197	8,865

TOTAL PURCHASED OPTIONS (Cost $63,618)		30,485

TOTAL INVESTMENTS — 100.0% (Cost $158,977,796)		$164,608,294

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Country Weightings as of 06/30/2012††
United States	91%
Switzerland	4
Bermuda	2
Netherlands	2
Israel	1

Total	100%

††	% of total investments as of June 30, 2012

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$155,336,512	$155,336,512	$—	$—
PURCHASED OPTIONS	30,485	30,485	—	—
SHORT-TERM INVESTMENTS	9,241,297	9,241,297	—	—

TOTAL INVESTMENTS	$164,608,294	$164,608,294	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 93.2%
Aerospace & Defense — 2.7%
General Dynamics Corp.	11,585	$764,146
The Boeing Co.	22,766	1,691,514
United Technologies Corp.	21,407	1,616,871

		4,072,531

Agriculture — 1.1%
Philip Morris International, Inc.	19,654	1,715,008

Auto Manufacturers — 0.5%
PACCAR, Inc.	19,822	776,824

Auto Parts & Equipment — 0.5%
Johnson Controls, Inc.	27,511	762,330

Banks — 12.8%
Citigroup, Inc.	78,068	2,139,844
Fifth Third Bancorp	62,916	843,074
JPMorgan Chase & Co.	113,005	4,037,669
KeyCorp	126,330	977,794
PNC Financial Services Group, Inc.	31,808	1,943,787
Regions Financial Corp.	166,568	1,124,334
State Street Corp.	19,696	879,230
The Goldman Sachs Group, Inc.	14,177	1,359,007
U.S. Bancorp	47,499	1,527,568
Wells Fargo & Co.	134,619	4,501,659

		19,333,966

Biotechnology — 1.3%
Celgene Corp.*	11,375	729,820
Gilead Sciences, Inc.*	23,597	1,210,054

		1,939,874

Chemicals — 1.1%
Air Products & Chemicals, Inc.	9,358	755,471
LyondellBasell Industries N.V., Class A	21,672	872,732

		1,628,203

Computers — 4.5%
Apple, Inc.*	7,375	4,307,000
International Business Machines Corp.	12,878	2,518,679

		6,825,679

Diversified Financial Services — 2.9%
American Express Co.	58,263	3,391,489
Ameriprise Financial, Inc.	20,004	1,045,409

		4,436,898

Electric — 3.1%
American Electric Power Co., Inc.	39,332	1,569,347
NextEra Energy, Inc.	22,072	1,518,774
PG&E Corp.	18,007	815,177
PPL Corp.	27,714	770,726

		4,674,024

Electronics — 1.7%
Honeywell International, Inc.	28,054	1,566,536
Thermo Fisher Scientific, Inc.	20,274	1,052,423

		2,618,959

	Number of Shares	Value†

Food — 3.1%
Kraft Foods, Inc., Class A	54,687	$2,112,012
Nestle SA ADR	18,672	1,115,465
Unilever N.V.	45,761	1,526,130

		4,753,607

Gas — 2.5%
National Grid Plc ADR	22,436	1,188,884
Sempra Energy	37,072	2,553,519

		3,742,403

Healthcare Products — 1.1%
Covidien Plc	31,859	1,704,457

Healthcare Services — 2.9%
Humana, Inc.	13,988	1,083,231
UnitedHealth Group, Inc.	56,255	3,290,917

		4,374,148

Insurance — 5.2%
ACE Ltd.	25,198	1,867,928
MetLife, Inc.	42,855	1,322,077
Prudential Financial, Inc.	26,596	1,288,044
The Travelers Cos., Inc.	32,090	2,048,625
XL Group Plc	62,973	1,324,952

		7,851,626

Internet — 0.6%
Google, Inc., Class A*	1,435	832,401

Machinery—Diversified — 0.7%
Deere & Co.	13,877	1,122,233

Media — 4.0%
Comcast Corp., Class A	47,810	1,528,486
The Walt Disney Co.	70,239	3,406,591
Time Warner, Inc.	28,669	1,103,757

		6,038,834

Mining — 1.4%
BHP Billiton Ltd. ADR	16,249	1,061,060
Freeport-McMoRan Copper & Gold, Inc.	31,708	1,080,291

		2,141,351

Miscellaneous Manufacturing — 2.9%
General Electric Co.	209,368	4,363,229

Oil & Gas — 12.9%
Anadarko Petroleum Corp.	12,351	817,636
Apache Corp.	8,909	783,012
Chevron Corp.	42,497	4,483,434
ConocoPhillips	52,137	2,913,416
Exxon Mobil Corp.	52,737	4,512,705
Marathon Petroleum Corp.	18,466	829,493
Occidental Petroleum Corp.	42,230	3,622,067
Phillips 66*	43,789	1,455,546

		19,417,309

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — 1.6%
National Oilwell Varco, Inc.	24,190	$1,558,803
Schlumberger Ltd.	12,325	800,016

		2,358,819

Pharmaceuticals — 7.5%
Johnson & Johnson	48,344	3,266,121
Merck & Co., Inc.	87,898	3,669,741
Pfizer, Inc.	193,060	4,440,380

		11,376,242

Retail — 5.0%
Bed Bath & Beyond, Inc.*	12,715	785,787
CVS Caremark Corp.	80,277	3,751,344
Macy’s, Inc.	44,025	1,512,259
Target Corp.	25,876	1,505,724

		7,555,114

Software — 3.6%
Microsoft Corp.	87,551	2,678,185
Oracle Corp.	94,656	2,811,283

		5,489,468

Telecommunications — 3.7%
AT&T, Inc.	62,292	2,221,333
CenturyLink, Inc.	43,648	1,723,660
Vodafone Group Plc ADR	56,141	1,582,053

		5,527,046

Transportation — 2.3%
FedEx Corp.	8,547	782,991
Union Pacific Corp.	22,024	2,627,683

		3,410,674

TOTAL COMMON STOCKS (Cost $115,104,988)		140,843,257

REAL ESTATE INVESTMENT TRUSTS — 3.0%
Apartments — 1.0%
AvalonBay Communities, Inc.	10,577	1,496,434

Office Property — 1.0%
Boston Properties, Inc.	14,218	1,540,805

Regional Malls — 1.0%
Simon Property Group, Inc.	9,909	1,542,435

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,286,372)		4,579,674

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $5,694,546)	5,694,546	$5,694,546

TOTAL INVESTMENTS — 100.0% (Cost $123,085,906)		$151,117,477

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

Country Weightings as of 06/30/2012††
United States	91%
Switzerland	2
United Kingdom	2
Australia	1
Bermuda	1
Ireland	1
Netherlands	1
Other	1

Total	100%

††	% of total investments as of June 30, 2012

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$140,843,257	$140,843,257	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,579,674	4,579,674	—	—
SHORT-TERM INVESTMENTS	5,694,546	5,694,546	—	—

TOTAL INVESTMENTS	$151,117,477	$151,117,477	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 96.5%
Advertising — 0.1%
Omnicom Group, Inc.	6,067	$294,856
The Interpublic Group of Cos., Inc.	10,134	109,954

		404,810

Aerospace & Defense — 1.9%
General Dynamics Corp.	8,197	540,674
Goodrich Corp.	2,847	361,284
L-3 Communications Holdings, Inc.	2,300	170,223
Lockheed Martin Corp.	6,037	525,702
Northrop Grumman Corp.	5,692	363,093
Raytheon Co.	7,676	434,385
Rockwell Collins, Inc.	3,245	160,141
The Boeing Co.	16,921	1,257,230
United Technologies Corp.	20,642	1,559,090

		5,371,822

Agriculture — 2.2%
Altria Group, Inc.	46,478	1,605,815
Archer-Daniels-Midland Co.	14,799	436,866
Lorillard, Inc.	3,003	396,246
Philip Morris International, Inc.	39,088	3,410,819
Reynolds American, Inc.	7,502	336,615

		6,186,361

Airlines — 0.1%
Southwest Airlines Co.	17,817	164,273

Apparel — 0.6%
Coach, Inc.	6,477	378,775
NIKE, Inc., Class B	8,323	730,593
Ralph Lauren Corp.	1,428	200,006
VF Corp.	1,908	254,622

		1,563,996

Auto Manufacturers — 0.4%
Ford Motor Co.	86,367	828,260
PACCAR, Inc.	8,044	315,244

		1,143,504

Auto Parts & Equipment — 0.2%
BorgWarner, Inc.*	2,500	163,975
Johnson Controls, Inc.	15,311	424,268
The Goodyear Tire & Rubber Co.*	5,606	66,207

		654,450

Banks — 6.6%
Bank of America Corp.	243,835	1,994,570
BB&T Corp.	15,999	493,569
Capital One Financial Corp.	13,141	718,287
Citigroup, Inc.	66,481	1,822,244
Comerica, Inc.	4,344	133,404
Fifth Third Bancorp	20,946	280,676
First Horizon National Corp.	6,130	53,025
Huntington Bancshares, Inc.	19,965	127,776
JPMorgan Chase & Co.	86,764	3,100,078
KeyCorp	21,599	167,176

	Number of Shares	Value†

Banks — (continued)
M&T Bank Corp.	2,808	$231,857
Morgan Stanley	34,563	504,274
Northern Trust Corp.	5,247	241,467
PNC Financial Services Group, Inc.	11,983	732,281
Regions Financial Corp.	32,694	220,685
State Street Corp.	11,047	493,138
SunTrust Banks, Inc.	11,788	285,623
The Bank of New York Mellon Corp.	27,380	600,991
The Goldman Sachs Group, Inc.	11,243	1,077,754
U.S. Bancorp	43,456	1,397,545
Wells Fargo & Co.	119,837	4,007,349
Zions Bancorporation	4,004	77,758

		18,761,527

Beverages — 2.8%
Beam, Inc.	3,307	206,655
Brown-Forman Corp., Class B	2,262	219,075
Coca-Cola Enterprises, Inc.	6,628	185,849
Constellation Brands, Inc., Class A*	3,723	100,744
Dr. Pepper Snapple Group, Inc.	5,000	218,750
Molson Coors Brewing Co., Class B	3,438	143,055
Monster Beverage Corp.*	3,500	249,200
PepsiCo, Inc.	35,661	2,519,806
The Coca-Cola Co.	51,385	4,017,793

		7,860,927

Biotechnology — 1.5%
Alexion Pharmaceuticals, Inc.*	4,200	417,060
Amgen, Inc.	17,945	1,310,703
Biogen Idec, Inc.*	5,433	784,417
Celgene Corp.*	9,928	636,980
Gilead Sciences, Inc.*	17,249	884,529
Life Technologies Corp.*	3,959	178,115

		4,211,804

Building Materials — 0.0%
Masco Corp.	7,677	106,480

Chemicals — 2.3%
Air Products & Chemicals, Inc.	4,721	381,126
Airgas, Inc.	1,600	134,416
CF Industries Holdings, Inc.	1,500	290,610
E.I. du Pont de Nemours & Co.	21,223	1,073,247
Eastman Chemical Co.	3,182	160,277
Ecolab, Inc.	6,733	461,413
FMC Corp.	3,000	160,440
International Flavors & Fragrances, Inc.	1,875	102,750
Monsanto Co.	12,137	1,004,701
PPG Industries, Inc.	3,410	361,869
Praxair, Inc.	6,826	742,191
Sigma-Aldrich Corp.	2,722	201,238
The Dow Chemical Co.	26,904	847,476
The Mosaic Co.	6,800	372,368
The Sherwin-Williams Co.	1,934	255,965

		6,550,087

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Coal — 0.1%
Alpha Natural Resources, Inc.*	5,099	$44,413
Consol Energy, Inc.	5,176	156,522
Peabody Energy Corp.	6,212	152,318

		353,253

Commercial Services — 1.6%
Apollo Group, Inc., Class A*	2,543	92,031
Automatic Data Processing, Inc.	11,143	620,219
DeVry, Inc.	1,500	46,455
Donnelley (R.R.) & Sons Co.	4,253	50,058
Equifax, Inc.	2,734	127,404
H&R Block, Inc.	6,666	106,523
Iron Mountain, Inc.	3,900	128,544
Mastercard, Inc., Class A	2,425	1,043,017
Moody’s Corp.	4,273	156,178
Paychex, Inc.	6,975	219,085
Quanta Services, Inc.*	4,900	117,943
Robert Half International, Inc.	3,207	91,624
SAIC, Inc.	5,900	71,508
The Western Union Co.	13,778	232,022
Total System Services, Inc.	3,477	83,205
Visa, Inc., Class A	11,264	1,392,568

		4,578,384

Computers — 8.0%
Accenture Plc,Class A	14,700	883,323
Apple, Inc.*	21,176	12,366,784
Cognizant Technology Solutions Corp., Class A*	6,852	411,120
Computer Sciences Corp.	3,757	93,249
Dell, Inc.*	34,542	432,466
EMC Corp.*	47,648	1,221,218
Hewlett-Packard Co.	44,883	902,597
International Business Machines Corp.	26,258	5,135,540
Lexmark International, Inc., Class A	1,721	45,744
NetApp, Inc.*	8,221	261,592
SanDisk Corp.*	5,597	204,179
Seagate Technology PLC	8,600	212,678
Teradata Corp.*	3,816	274,790
Western Digital Corp.*	5,000	152,400

		22,597,680

Cosmetics & Personal Care — 1.9%
Avon Products, Inc.	9,550	154,806
Colgate-Palmolive Co.	10,935	1,138,333
The Estee Lauder Cos., Inc., Class A	4,974	269,193
The Procter & Gamble Co.	62,594	3,833,882

		5,396,214

Distribution & Wholesale — 0.3%
Fastenal Co.	6,700	270,077
Fossil, Inc.*	1,200	91,848
Genuine Parts Co.	3,405	205,151
W.W. Grainger, Inc.	1,372	262,382

		829,458

	Number of Shares	Value†

Diversified Financial Services — 1.8%
American Express Co.	23,080	$1,343,487
Ameriprise Financial, Inc.	5,046	263,704
BlackRock, Inc.	2,899	492,308
CME Group, Inc.	1,512	405,382
Discover Financial Services	11,878	410,741
E*Trade Financial Corp.*	5,181	41,655
Federated Investors, Inc., Class B	1,795	39,221
Franklin Resources, Inc.	3,252	360,940
IntercontinentalExchange, Inc.*	1,680	228,447
Invesco Ltd.	10,167	229,774
Legg Mason, Inc.	2,861	75,445
NYSE Euronext	5,785	147,980
SLM Corp.	11,534	181,199
T. Rowe Price Group, Inc.	5,781	363,972
The Charles Schwab Corp.	24,869	321,556
The NASDAQ OMX Group, Inc.	3,100	70,277

		4,976,088

Diversified Operations — 0.0%
Leucadia National Corp.	4,360	92,737

Electric — 3.3%
Ameren Corp.	5,298	177,695
American Electric Power Co., Inc.	11,057	441,174
CMS Energy Corp.	5,807	136,465
Consolidated Edison, Inc.	6,634	412,568
Dominion Resources, Inc.	12,809	691,686
DTE Energy Co.	3,692	219,046
Duke Energy Corp.	30,343	699,710
Edison International	7,174	331,439
Entergy Corp.	3,947	267,962
Exelon Corp.	19,310	726,442
FirstEnergy Corp.	9,656	474,979
Integrys Energy Group, Inc.	1,595	90,708
NextEra Energy, Inc.	9,485	652,663
Northeast Utilities	7,117	276,211
NRG Energy, Inc.*	5,200	90,272
Pepco Holdings, Inc.	5,540	108,418
PG&E Corp.	9,350	423,274
Pinnacle West Capital Corp.	2,569	132,920
PPL Corp.	12,798	355,912
Progress Energy, Inc.	6,713	403,921
Public Service Enterprise Group, Inc.	11,349	368,843
SCANA Corp.	2,800	133,952
Southern Co.	19,711	912,619
TECO Energy, Inc.	4,523	81,685
The AES Corp.*	14,444	185,317
Wisconsin Energy Corp.	5,200	205,764
Xcel Energy, Inc.	11,030	313,362

		9,315,007

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	16,676	776,768
Molex, Inc.	2,823	67,583

		844,351

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 1.1%
Agilent Technologies, Inc.	7,945	$311,762
Amphenol Corp., Class A	3,600	197,712
FLIR Systems, Inc.	3,600	70,200
Honeywell International, Inc.	17,708	988,815
Jabil Circuit, Inc.	4,292	87,256
PerkinElmer, Inc.	2,216	57,173
TE Connectivity Ltd.	9,700	309,527
Thermo Fisher Scientific, Inc.	8,182	424,728
Tyco International Ltd.	10,500	554,925
Waters Corp.*	1,958	155,602

		3,157,700

Energy-Alternate Sources — 0.0%
First Solar, Inc.*	1,200	18,072

Engineering & Construction — 0.1%
Fluor Corp.	3,770	186,012
Jacobs Engineering Group, Inc.*	2,983	112,936

		298,948

Entertainment — 0.0%
International Game Technology	6,657	104,848

Environmental Control — 0.3%
Republic Services, Inc.	7,014	185,590
Stericycle, Inc.*	2,000	183,340
Waste Management, Inc.	10,500	350,700

		719,630

Food — 1.8%
Campbell Soup Co.	4,016	134,054
ConAgra Foods, Inc.	9,402	243,794
Dean Foods Co.*	3,972	67,643
General Mills, Inc.	14,610	563,069
H.J. Heinz Co.	7,166	389,687
Hormel Foods Corp.	2,900	88,218
Kellogg Co.	5,666	279,504
Kraft Foods, Inc., Class A	40,163	1,551,095
McCormick & Co., Inc.	2,808	170,305
Safeway, Inc.	6,170	111,985
SYSCO Corp.	13,252	395,042
The Hershey Co.	3,487	251,169
The J.M. Smucker Co.	2,534	191,368
The Kroger Co.	13,045	302,514
Tyson Foods, Inc., Class A	6,649	125,201
Whole Foods Market, Inc.	3,643	347,251

		5,211,899

Forest Products & Paper — 0.1%
International Paper Co.	9,667	279,473
MeadWestvaco Corp.	3,999	114,971

		394,444

Gas — 0.3%
AGL Resources, Inc.	2,600	100,750
CenterPoint Energy, Inc.	9,022	186,485
NiSource, Inc.	5,865	145,159
Sempra Energy	5,298	364,926

		797,320

	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	$82,668
Stanley Black & Decker, Inc.	3,940	253,578

		336,246

Healthcare Products — 1.9%
Bard (C.R.), Inc.	1,942	208,649
Baxter International, Inc.	12,775	678,991
Becton, Dickinson & Co.	4,675	349,456
Boston Scientific Corp.*	31,948	181,145
CareFusion Corp.*	5,241	134,589
Covidien Plc	10,900	583,150
DENTSPLY International, Inc.	3,200	120,992
Edwards Lifesciences Corp.*	2,600	268,580
Hospira, Inc.*	3,912	136,842
Intuitive Surgical, Inc.*	907	502,288
Medtronic, Inc.	23,473	909,109
Patterson Cos., Inc.	1,974	68,044
St. Jude Medical, Inc.	7,330	292,540
Stryker Corp.	7,381	406,693
Varian Medical Systems, Inc.*	2,657	161,466
Zimmer Holdings, Inc.	4,029	259,306

		5,261,840

Healthcare Services — 1.3%
Aetna, Inc.	7,985	309,579
CIGNA Corp.	6,494	285,736
Coventry Health Care, Inc.	3,367	107,037
DaVita, Inc.*	2,149	211,053
Humana, Inc.	3,710	287,302
Laboratory Corp. of America Holdings*	2,177	201,612
Quest Diagnostics, Inc.	3,587	214,861
Tenet Healthcare Corp.*	9,374	49,120
UnitedHealth Group, Inc.	23,741	1,388,849
WellPoint, Inc.	7,595	484,485

		3,539,634

Home Builders — 0.1%
D.R. Horton, Inc.	6,376	117,191
Lennar Corp., Class A	3,136	96,933
Pulte Group, Inc.*	8,034	85,964

		300,088

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,438	56,945
Whirlpool Corp.	1,669	102,076

		159,021

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,183	59,683
Clorox Co.	2,997	217,163
Kimberly-Clark Corp.	8,987	752,841

		1,029,687

Housewares — 0.0%
Newell Rubbermaid, Inc.	6,217	112,776

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 3.5%
ACE Ltd.	7,700	$570,801
Aflac, Inc.	10,600	451,454
American International Group, Inc.*	14,485	464,824
AON PLC	7,244	338,874
Assurant, Inc.	2,073	72,223
Berkshire Hathaway, Inc., Class B*	39,950	3,329,033
Chubb Corp.	6,151	447,916
Cincinnati Financial Corp.	3,692	140,554
Genworth Financial, Inc., Class A*	11,369	64,349
Hartford Financial Services Group, Inc.	9,757	172,016
Lincoln National Corp.	6,573	143,752
Loews Corp.	6,925	283,302
Marsh & McLennan Cos., Inc.	12,109	390,273
MetLife, Inc.	24,085	743,022
Principal Financial Group, Inc.	7,065	185,315
Prudential Financial, Inc.	10,630	514,811
The Allstate Corp.	11,276	395,675
The Progressive Corp.	13,856	288,620
The Travelers Cos., Inc.	8,931	570,155
Torchmark Corp.	2,235	112,979
Unum Group	6,676	127,712
XL Group Plc	6,749	141,999

		9,949,659

Internet — 3.0%
Amazon.com, Inc.*	8,275	1,889,596
eBay, Inc.*	26,028	1,093,436
Expedia, Inc.	2,094	100,659
F5 Networks, Inc.*	1,800	179,208
Google, Inc., Class A*	5,735	3,326,702
NetFlix, Inc.*	1,200	82,164
priceline.com, Inc.*	1,152	765,527
Symantec Corp.*	16,538	241,620
TripAdvisor, Inc.*	2,094	93,581
VeriSign, Inc.*	3,609	157,244
Yahoo!, Inc.*	27,617	437,177

		8,366,914

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	2,278	72,645
Cliffs Natural Resources, Inc.	3,100	152,799
Nucor Corp.	7,035	266,627
United States Steel Corp.	3,203	65,982

		558,053

Leisure Time — 0.2%
Carnival Corp.	10,245	351,096
Harley-Davidson, Inc.	5,128	234,504

		585,600

Lodging — 0.3%
Marriott International, Inc., Class A	6,185	242,452
Starwood Hotels & Resorts Worldwide, Inc.	4,252	225,526
Wyndham Worldwide Corp.	3,160	166,658
Wynn Resorts Ltd.	1,800	186,696

		821,332

	Number of Shares	Value†

Machinery—Construction & Mining — 0.5%
Caterpillar, Inc.	14,728	$1,250,554
Joy Global, Inc.	2,300	130,479

		1,381,033

Machinery — Diversified — 0.7%
Cummins, Inc.	4,374	423,885
Deere & Co.	9,132	738,505
Flowserve Corp.	1,300	149,175
Rockwell Automation, Inc.	3,271	216,082
Roper Industries, Inc.	2,200	216,876
Xylem, Inc.	4,054	102,039

		1,846,562

Media — 3.2%
Cablevision Systems Corp., Class A	5,000	66,450
CBS Corp., Class B	14,725	482,685
Comcast Corp., Class A	61,234	1,957,651
DIRECTV, Class A*	15,319	747,874
Discovery Communications, Inc., Class A*	5,800	313,200
Gannett Co., Inc.	5,374	79,159
News Corp., Class A	48,860	1,089,089
Scripps Networks Interactive, Inc., Class A	2,056	116,904
The McGraw-Hill Cos., Inc.	6,286	282,870
The Walt Disney Co.	40,676	1,972,786
The Washington Post Co., Class B	63	23,551
Time Warner Cable, Inc.	7,096	582,582
Time Warner, Inc.	22,004	847,154
Viacom, Inc., Class B	12,281	577,453

		9,139,408

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,325	546,929

Mining — 0.6%
Alcoa, Inc.	23,248	203,420
Freeport-McMoRan Copper & Gold, Inc.	21,496	732,369
Newmont Mining Corp.	11,183	542,487
Titanium Metals Corp.	1,912	21,625
Vulcan Materials Co.	3,041	120,758

		1,620,659

Miscellaneous Manufacturing — 3.3%
3M Co.	15,780	1,413,888
Cooper Industries Plc	3,700	252,266
Danaher Corp.	12,968	675,373
Dover Corp.	4,105	220,069
Eaton Corp.	7,440	294,847
General Electric Co.	240,325	5,008,373
Illinois Tool Works, Inc.	11,019	582,795
Ingersoll-Rand Plc	6,800	286,824
Leggett & Platt, Inc.	3,354	70,870
Pall Corp.	2,645	144,973
Parker Hannifin Corp.	3,481	267,619
Textron, Inc.	6,076	151,110

		9,369,007

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	4,261	$63,787
Xerox Corp.	31,055	244,403

		308,190

Oil & Gas — 8.6%
Anadarko Petroleum Corp.	11,359	751,966
Apache Corp.	8,723	766,664
Cabot Oil & Gas Corp.	4,444	175,094
Chesapeake Energy Corp.	15,010	279,186
Chevron Corp.	44,870	4,733,785
ConocoPhillips	29,080	1,624,990
Denbury Resources, Inc.*	8,500	128,435
Devon Energy Corp.	9,229	535,190
Diamond Offshore Drilling, Inc.	1,600	94,608
EOG Resources, Inc.	6,158	554,897
EQT Corp.	3,200	171,616
Exxon Mobil Corp.	106,165	9,084,539
Helmerich & Payne, Inc.	2,400	104,352
Hess Corp.	6,797	295,330
Marathon Oil Corp.	16,051	410,424
Marathon Petroleum Corp.	8,025	360,483
Murphy Oil Corp.	4,217	212,073
Nabors Industries Ltd.	6,108	87,955
Newfield Exploration Co.*	2,900	84,999
Noble Corp.	5,700	185,421
Noble Energy, Inc.	4,069	345,132
Occidental Petroleum Corp.	18,458	1,583,143
Phillips 66*	14,540	483,310
Pioneer Natural Resources Co.	2,700	238,167
QEP Resources, Inc.	3,790	113,586
Range Resources Corp.	3,423	211,781
Rowan Cos., Inc.*	2,403	77,689
Southwestern Energy Co.*	7,690	245,542
Sunoco, Inc.	2,386	113,335
Tesoro Corp.*	2,894	72,234
Valero Energy Corp.	12,540	302,841
WPX Energy, Inc.*	4,344	70,286

		24,499,053

Oil & Gas Services — 1.4%
Baker Hughes, Inc.	9,728	399,821
Cameron International Corp.*	5,639	240,842
Halliburton Co.	20,969	595,310
National Oilwell Varco, Inc.	9,623	620,106
Schlumberger Ltd.	30,259	1,964,111

		3,820,190

Packaging and Containers — 0.1%
Ball Corp.	3,726	152,952
Bemis Co., Inc.	2,549	79,886
Owens-Illinois, Inc.*	4,000	76,680
Sealed Air Corp.	4,033	62,269

		371,787

	Number of Shares	Value†

Pharmaceuticals — 7.0%
Abbott Laboratories	35,696	$2,301,321
Allergan, Inc.	6,916	640,214
AmerisourceBergen Corp.	6,000	236,100
Bristol-Myers Squibb Co.	38,397	1,380,372
Cardinal Health, Inc.	7,682	322,644
Eli Lilly & Co.	23,154	993,538
Express Scripts Holding Co.*	18,064	1,008,513
FMC Technologies, Inc.*	5,300	207,919
Forest Laboratories, Inc.*	6,062	212,109
Johnson & Johnson	62,341	4,211,758
McKesson Corp.	5,625	527,344
Mead Johnson Nutrition Co.	4,568	367,770
Merck & Co., Inc.	69,154	2,887,179
Mylan, Inc.*	9,756	208,486
Perrigo Co.	2,100	247,653
Pfizer, Inc.	171,256	3,938,888
Watson Pharmaceuticals, Inc.*	2,943	217,753

		19,909,561

Pipelines — 0.5%
Kinder Morgan, Inc.	11,436	368,468
Oneok, Inc.	4,800	203,088
Spectra Energy Corp.	14,884	432,529
The Williams Cos., Inc.	14,234	410,224

		1,414,309

Real Estate — 0.0%
CBRE Group, Inc., Class A*	6,701	109,628

Retail — 6.3%
Abercrombie & Fitch Co., Class A	1,900	64,866
AutoNation, Inc.*	1,219	43,006
AutoZone, Inc.*	641	235,356
Bed Bath & Beyond, Inc.*	5,366	331,619
Best Buy Co., Inc.	6,468	135,569
Big Lots, Inc.*	1,397	56,984
CarMax, Inc.*	5,200	134,888
Chipotle Mexican Grill, Inc.*	700	265,965
Costco Wholesale Corp.	9,877	938,315
CVS Caremark Corp.	29,567	1,381,666
Darden Restaurants, Inc.	2,940	148,852
Dollar Tree, Inc.*	5,400	290,520
Family Dollar Stores, Inc.	2,733	181,690
GameStop Corp., Class A	3,164	58,091
J.C. Penney Co., Inc.*	3,144	73,287
Kohl’s Corp.	5,801	263,887
Lowe’s Cos., Inc.	28,240	803,146
Ltd. Brands, Inc.	5,460	232,214
Macy’s, Inc.	9,327	320,382
McDonald’s Corp.	23,178	2,051,948
Nordstrom, Inc.	3,737	185,692
O’Reilly Automotive, Inc.*	2,900	242,933
Ross Stores, Inc.	5,200	324,844
Sears Holding Corp.*	869	51,879

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Staples, Inc.	15,337	$200,148
Starbucks Corp.	17,144	914,118
Target Corp.	15,332	892,169
The Gap, Inc.	7,582	207,443
The Home Depot, Inc.	35,004	1,854,862
Tiffany & Co.	2,764	146,354
TJX Cos., Inc.	17,118	734,876
Urban Outfitters, Inc.*	2,500	68,975
Wal-Mart Stores, Inc.	39,647	2,764,189
Walgreen Co.	19,879	588,021
Yum! Brands, Inc.	10,469	674,413

		17,863,167

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	71,707
People’s United Financial, Inc.	7,700	89,397

		161,104

Semiconductors — 3.0%
Advanced Micro Devices, Inc.*	13,368	76,599
Altera Corp.	7,465	252,616
Analog Devices, Inc.	6,576	247,718
Applied Materials, Inc.	29,321	336,019
Broadcom Corp., Class A*	11,108	375,450
Intel Corp.	113,475	3,024,109
KLA-Tencor Corp.	3,627	178,630
Lam Research Corp.*	4,459	168,283
Linear Technology Corp.	5,041	157,934
LSI Corp.*	12,772	81,358
Microchip Technology, Inc.	4,318	142,839
Micron Technology, Inc.*	22,486	141,887
NVIDIA Corp.*	13,754	190,080
QUALCOMM, Inc.	38,899	2,165,896
Teradyne, Inc.*	3,357	47,199
Texas Instruments, Inc.	25,993	745,739
Xilinx, Inc.	5,664	190,140

		8,522,496

Software — 3.9%
Adobe Systems, Inc.*	11,405	369,180
Akamai Technologies, Inc.*	3,891	123,539
Autodesk, Inc.*	4,981	174,285
BMC Software, Inc.*	3,837	163,763
CA, Inc.	8,439	228,612
Cerner Corp.*	3,300	272,778
Citrix Systems, Inc.*	4,091	343,399
Dun & Bradstreet Corp.	1,100	78,287
Electronic Arts, Inc.*	7,730	95,465
Fidelity National Information Services, Inc.	5,359	182,635
Fiserv, Inc.*	3,207	231,610
Intuit, Inc.	6,792	403,105
Microsoft Corp.	169,615	5,188,523
Oracle Corp.	89,017	2,643,805

	Number of Shares	Value†

Software — (continued)
Red Hat, Inc.*	4,200	$237,216
Salesforce.com, Inc.*	3,100	428,606

		11,164,808

Telecommunications — 4.3%
AT&T, Inc.	133,043	4,744,313
CenturyLink, Inc.	14,126	557,836
Cisco Systems, Inc.	122,380	2,101,265
Corning, Inc.	34,115	441,107
Crown Castle International Corp.*	5,800	340,228
Frontier Communications Corp.	21,472	82,238
Harris Corp.	2,600	108,810
JDS Uniphase Corp.*	4,496	49,456
Juniper Networks, Inc.*	12,071	196,878
MetroPCS Communications, Inc.*	6,400	38,720
Motorola Solutions, Inc.	6,746	324,550
Sprint Nextel Corp.*	66,383	216,408
Verizon Communications, Inc.	64,376	2,860,869
Windstream Corp.	13,351	128,971

		12,191,649

Textiles — 0.0%
Cintas Corp.	2,455	94,788

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,612	88,468
Mattel, Inc.	7,881	255,660

		344,128

Transportation — 1.8%
C.H. Robinson Worldwide, Inc.	3,739	218,844
CSX Corp.	23,566	526,936
Expeditors International of Washington, Inc.	4,973	192,704
FedEx Corp.	7,166	656,477
Norfolk Southern Corp.	7,452	534,830
Ryder System, Inc.	1,125	40,511
Union Pacific Corp.	10,810	1,289,741
United Parcel Service, Inc., Class B	21,774	1,714,920

		5,174,963

TOTAL COMMON STOCKS (Cost $233,027,244)		273,540,343

REAL ESTATE INVESTMENT TRUSTS — 2.1%
Apartments — 0.3%
Apartment Investment & Management Co., Class A	2,762	74,657
AvalonBay Communities, Inc.	2,192	310,124
Equity Residential	6,692	417,313

		802,094

Diversified — 0.4%
American Tower Corp.	8,859	619,333
Vornado Realty Trust	4,087	343,226
Weyerhaeuser Co.	11,808	264,027

		1,226,586

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Forest Products & Paper — 0.1%
Plum Creek Timber Co.	3,847	$152,726

Healthcare — 0.4%
HCP, Inc.	9,040	399,116
Health Care REIT, Inc.	4,600	268,180
Ventas, Inc.	6,453	407,313

		1,074,609

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	15,376	243,248

Industrial — 0.1%
ProLogis, Inc.	10,599	352,205

Office Property — 0.1%
Boston Properties, Inc.	3,342	362,173

Regional Malls — 0.4%
Simon Property Group, Inc.	6,928	1,078,412

Storage & Warehousing — 0.1%
Public Storage	3,216	464,423

Strip Centers — 0.1%
Kimco Realty Corp.	9,564	182,003

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,477,466)		5,938,479

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill
0.050%, 07/12/12	$50	$49,999
0.060%, 07/12/12	15	15,000
0.070%, 08/09/12	139	138,992
0.060%, 09/06/12	30	29,996

TOTAL U.S. TREASURY OBLIGATIONS (Cost $233,985)		233,987

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,824,373)	3,824,373	3,824,373

TOTAL INVESTMENTS — 100.0% (Cost $241,563,068)		$283,537,182

†	See Security Valuation Note.
*	Non-income producing security.

Plc — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 6/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$273,540,343	$273,540,343	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,938,479	5,938,479	—	—
U.S. TREASURY OBLIGATIONS	233,987	—	233,987	—
SHORT-TERM INVESTMENTS	3,824,373	3,824,373	—	—

TOTAL INVESTMENTS	$283,537,182	$283,303,195	$233,987	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.8%
Aerospace & Defense — 0.9%
BE Aerospace, Inc.*	20,640	$901,142

Airlines — 1.3%
United Continental Holdings, Inc.*	52,085	1,267,228

Apparel — 3.5%
Coach, Inc.	22,950	1,342,116
Ralph Lauren Corp.	8,600	1,204,516
Under Armour, Inc., Class A*	10,650	1,006,212

		3,552,844

Auto Parts & Equipment — 1.0%
BorgWarner, Inc.*	15,080	989,097

Banks — 2.3%
First Republic Bank*	31,300	1,051,680
Signature Bank*	21,110	1,287,077

		2,338,757

Beverages — 1.5%
Monster Beverage Corp.*	21,280	1,515,136

Biotechnology — 3.5%
Alexion Pharmaceuticals, Inc.*	22,240	2,208,432
Ariad Pharmaceuticals, Inc.*	20,380	350,740
Regeneron Pharmaceuticals, Inc.*	8,520	973,154

		3,532,326

Chemicals — 4.1%
Airgas, Inc.	14,300	1,201,343
Eastman Chemical Co.	25,060	1,262,272
PPG Industries, Inc.	16,020	1,700,043

		4,163,658

Commercial Services — 1.9%
Equifax, Inc.	21,150	985,590
Manpower, Inc.	25,750	943,738

		1,929,328

Computers — 0.5%
Fortinet, Inc.*	20,420	474,152

Distribution & Wholesale — 1.2%
W.W. Grainger, Inc.	6,590	1,260,272

Diversified Financial Services — 3.5%
Affiliated Managers Group, Inc.*	16,480	1,803,736
IntercontinentalExchange, Inc.*	12,390	1,684,792

		3,488,528

Electronics — 2.2%
Agilent Technologies, Inc.	33,700	1,322,388
Trimble Navigation Ltd.*	20,440	940,444

		2,262,832

Engineering & Construction — 0.9%
KBR, Inc.	37,730	932,308

Environmental Control — 0.9%
Clean Harbors, Inc.*	16,720	943,342

	Number of Shares	Value†

Food — 3.0%
The Hain Celestial Group, Inc.*	18,690	$1,028,698
Whole Foods Market, Inc.	21,230	2,023,643

		3,052,341

Healthcare Products — 1.3%
Cepheid, Inc.*	14,840	664,090
IDEXX Laboratories Inc.*	6,720	645,994

		1,310,084

Home Builders — 0.7%
Toll Brothers, Inc.*	22,800	677,844

Insurance — 0.8%
Brown & Brown, Inc.	28,210	769,287

Internet — 4.4%
F5 Networks, Inc.*	11,940	1,188,746
LinkedIn Corp., Class A*	13,070	1,388,949
TIBCO Software, Inc.*	61,270	1,833,199

		4,410,894

Leisure Time — 1.1%
Harley-Davidson, Inc.	24,030	1,098,892

Lodging — 3.7%
Starwood Hotels & Resorts Worldwide, Inc.	41,580	2,205,403
Wynn Resorts Ltd.	15,280	1,584,842

		3,790,245

Machinery—Construction & Mining — 1.4%
Joy Global, Inc.	24,330	1,380,241

Machinery—Diversified — 1.3%
Roper Industries, Inc.	13,010	1,282,526

Media — 1.3%
Discovery Communications, Inc., Class A*	23,490	1,268,460

Miscellaneous Manufacturing — 2.4%
Colfax Corp.*	22,080	608,746
Hexcel Corp.*	35,180	907,292
SPX Corp.	14,630	955,631

		2,471,669

Oil & Gas — 3.8%
Cabot Oil & Gas Corp.	35,280	1,390,032
Concho Resources, Inc.*	19,610	1,669,203
Plains Exploration & Production Co.*	21,320	750,038

		3,809,273

Oil & Gas Services — 0.9%
FMC Technologies, Inc.*	23,510	922,297

Packaging and Containers — 1.2%
Crown Holdings, Inc.*	34,020	1,173,350

Pharmaceuticals — 5.7%
Mead Johnson Nutrition Co.	18,670	1,503,122
Medivation, Inc.*	9,770	892,978
Perrigo Co.	13,060	1,540,166

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
SXC Health Solutions Corp.*	18,760	$1,861,179

		5,797,445

Real Estate — 1.5%
CBRE Group, Inc., Class A*	93,350	1,527,206

Retail — 11.8%
American Eagle Outfitters, Inc.	38,650	762,564
AutoZone, Inc.*	5,680	2,085,526
Bed Bath & Beyond, Inc.*	27,550	1,702,590
Dollar Tree, Inc.*	26,100	1,404,180
Family Dollar Stores, Inc.	16,320	1,084,954
GNC Holdings, Inc., Class A	24,050	942,760
Guess?, Inc.	28,760	873,441
Lululemon Athletica, Inc.*	11,990	714,964
Nordstrom, Inc.	30,710	1,525,980
Sally Beauty Holdings, Inc.*	33,330	857,914

		11,954,873

Semiconductors — 14.0%
ASML Holding N.V.	25,390	1,305,554
Avago Technologies Ltd.	44,040	1,581,036
Broadcom Corp., Class A*	64,530	2,181,114
Cavium, Inc.*	33,440	936,320
Cypress Semiconductor Corp.*	69,490	918,658
Lam Research Corp.*	48,860	1,843,977
NXP Semiconductors N.V.*	99,660	2,317,095
ON Semiconductor Corp.*	305,670	2,170,257
Teradyne, Inc.*	65,940	927,116

		14,181,127

Software — 5.6%
Cerner Corp.*	22,260	1,840,012
Citrix Systems, Inc.*	29,590	2,483,784
Fiserv, Inc.*	18,360	1,325,959

		5,649,755

Telecommunications — 1.5%
JDS Uniphase Corp.*	68,520	753,720
Juniper Networks, Inc.*	46,640	760,698

		1,514,418

Transportation — 1.2%
Genesee & Wyoming, Inc., Class A*	23,810	1,258,120

TOTAL COMMON STOCKS (Cost $88,010,141)		98,851,297

REAL ESTATE INVESTMENT TRUSTS — 1.7%
Apartments — 1.7%
AvalonBay Communities, Inc. (Cost $1,627,389)	11,860	1,677,953

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $528,522)	528,522	$528,522

TOTAL INVESTMENTS — 100.0% (Cost $90,166,052)		$101,057,772

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$98,851,297	$98,851,297	$—	$—
REAL ESTATE INVESTMENT TRUSTS	1,677,953	1,677,953	—	—
SHORT-TERM INVESTMENTS	528,522	528,522	—	—

TOTAL INVESTMENTS	$101,057,772	$101,057,772	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 97.7%
Aerospace & Defense — 4.5%
General Dynamics Corp.	37,300	$2,460,308
Rockwell Collins, Inc.	41,900	2,067,765

		4,528,073

Auto Manufacturers — 1.4%
Navistar International Corp.*	50,200	1,424,174

Auto Parts & Equipment — 0.9%
Lear Corp.	25,000	943,250

Banks — 6.6%
BB&T Corp.	43,000	1,326,550
Comerica, Inc.	43,500	1,335,885
Huntington Bancshares, Inc.	278,500	1,782,400
State Street Corp.	49,000	2,187,360

		6,632,195

Beverages — 2.9%
Constellation Brands, Inc., Class A*	107,500	2,908,950

Chemicals — 2.2%
Akzo Nobel NV—Sponsored ADR	139,100	2,178,306

Coal — 0.6%
SunCoke Energy, Inc.*	39,456	578,031

Commercial Services — 6.9%
Corrections Corporation of America	73,800	2,173,410
The Western Union Co.	130,800	2,202,672
Tyco International Ltd.	48,000	2,536,800

		6,912,882

Electric — 2.0%
NV Energy, Inc.	110,900	1,949,622

Electronics — 2.6%
Dolby Laboratories, Inc., Class A*	25,800	1,065,540
Flextronics International Ltd.*	239,800	1,486,760

		2,552,300

Energy-Alternate Sources — 2.0%
Covanta Holding Corp.	113,600	1,948,240

Engineering & Construction — 1.9%
KBR, Inc.	78,000	1,927,380

Environmental Control — 2.0%
Republic Services, Inc.	75,700	2,003,022

Food — 3.1%
Safeway, Inc.	171,300	3,109,095

Gas — 4.0%
CenterPoint Energy, Inc.	94,200	1,947,114
Sempra Energy	30,100	2,073,288

		4,020,402

Healthcare Products — 7.5%
Covidien Plc	40,400	2,161,400
Hospira, Inc.*	66,400	2,322,672
Zimmer Holdings, Inc.	46,500	2,992,740

		7,476,812

	Number of Shares	Value†

Household Products & Wares — 2.2%
Avery Dennison Corp.	82,000	$2,241,880

Insurance — 1.7%
Willis Group Holdings PLC	46,100	1,682,189

Internet — 2.0%
Symantec Corp.*	133,000	1,943,130

Lodging — 1.2%
Wyndham Worldwide Corp.	22,500	1,186,650

Media — 2.1%
Cablevision Systems Corp., Class A	154,900	2,058,621

Miscellaneous Manufacturing — 4.7%
Ingersoll-Rand Plc	32,200	1,358,196
ITT Corp.*	88,200	1,552,320
The Brink’s Co.	77,700	1,801,086

		4,711,602

Oil & Gas — 3.8%
Southwestern Energy Co.*	77,400	2,471,382
Sunoco, Inc.	27,900	1,325,250

		3,796,632

Oil & Gas Services — 1.4%
Cameron International Corp.*	31,700	1,353,907

Pharmaceuticals — 2.9%
Cardinal Health, Inc.	34,800	1,461,600
Omnicare, Inc.	46,700	1,458,441

		2,920,041

Retail — 11.6%
Best Buy Co., Inc.	124,500	2,609,520
Chico’s FAS, Inc.	146,200	2,169,608
CVS Caremark Corp.	65,400	3,056,142
Kohl’s Corp.	39,800	1,810,502
Staples, Inc.	146,500	1,911,825

		11,557,597

Savings & Loans — 3.0%
BankUnited, Inc.	48,000	1,131,840
People’s United Financial, Inc.	159,600	1,852,956

		2,984,796

Software — 3.4%
BMC Software, Inc.*	32,100	1,370,028
Fidelity National Information Services, Inc.	60,000	2,044,800

		3,414,828

Telecommunications — 6.6%
Amdocs Ltd.	65,500	1,946,660
Motorola Solutions, Inc.	44,800	2,155,328
Virgin Media, Inc.	101,900	2,485,341

		6,587,329

TOTAL COMMON STOCKS (Cost $92,612,023)		97,531,936

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 1.2%
Building & Real Estate — 1.2%
Starwood Property Trust, Inc. (Cost $1,020,276)	55,000	$1,172,050

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,117,370)	1,117,370	1,117,370

TOTAL INVESTMENTS — 100.0% (Cost $94,749,669)		$99,821,356

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 06/30/2012††
United States	89%
Bermuda	3
Ireland	3
Netherlands	2
United Kingdom	2
Singapore	1

Total	100%

††	% of total investments as of June 30, 2012

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input		Level 3 Significant Unobservable Input
COMMON STOCKS	$97,531,936	$97,531,936	$		$
REAL ESTATE INVESTMENT TRUSTS	1,172,050	1,172,050
SHORT-TERM INVESTMENTS	1,117,370	1,117,370		—		—

TOTAL INVESTMENTS	$99,821,356	$99,821,356		$—		$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS -- 92.1%
Advertising — 4.5%
Omnicom Group, Inc.	24,328	$1,182,341
The Interpublic Group of Cos., Inc.	148,700	1,613,395

		2,795,736

Aerospace & Defense — 1.3%
Esterline Technologies Corp.*	12,900	804,315

Agriculture — 1.9%
Bunge Ltd.	18,400	1,154,416

Airlines — 0.7%
United Continental Holdings, Inc.*	16,600	403,878

Apparel — 0.7%
Gildan Activewear, Inc.	16,700	459,584

Banks — 8.6%
CIT Group, Inc.*	17,800	634,392
City National Corp.	13,900	675,262
Comerica, Inc.	23,700	727,827
Commerce Bancshares, Inc.	6,469	245,175
Cullen/Frost Bankers, Inc.	10,900	626,641
Fifth Third Bancorp	34,300	459,620
Hancock Holding Co.	17,500	532,700
M&T Bank Corp.	10,100	833,957
Signature Bank*	5,000	304,850
Zions Bancorporation	15,000	291,300

		5,331,724

Beverages — 1.1%
Beam, Inc.	10,200	637,398
Dr. Pepper Snapple Group, Inc.	1,700	74,375

		711,773

Biotechnology — 0.5%
Life Technologies Corp.*	7,100	319,429

Building Materials — 0.5%
Eagle Materials, Inc.	8,300	309,922

Chemicals — 3.7%
Ashland, Inc.	16,660	1,154,704
Chemtura Corp.*	21,500	311,750
Eastman Chemical Co.	8,200	413,034
International Flavors & Fragrances, Inc.	8,200	449,360

		2,328,848

Commercial Services — 1.2%
Manpower, Inc.	19,900	729,335

Distribution & Wholesale — 1.5%
Arrow Electronics, Inc.*	15,300	501,993
WESCO International, Inc.*	7,100	408,605

		910,598

Diversified Financial Services — 3.3%
Affiliated Managers Group, Inc.*	5,900	645,755
Discover Financial Services	12,100	418,418
Lazard Ltd., Class A	13,500	350,865

	Number of Shares	Value†

Diversified Financial Services — (continued)
Raymond James Financial, Inc.	17,900	$612,896

		2,027,934

Electric — 4.5%
CMS Energy Corp.	34,200	803,700
Edison International	6,546	302,425
Northeast Utilities	8,982	348,592
NV Energy, Inc.	28,400	499,272
PPL Corp.	16,300	453,303
Xcel Energy, Inc.	14,600	414,786

		2,822,078

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	3,800	189,658

Electronics — 3.2%
Agilent Technologies, Inc.	15,700	616,068
TE Connectivity Ltd.	23,100	737,121
Tyco International Ltd.	11,500	607,775

		1,960,964

Engineering & Construction — 2.7%
Jacobs Engineering Group, Inc.	21,000	795,060
URS Corp.	25,500	889,440

		1,684,500

Environmental Control — 0.2%
Republic Services, Inc.	4,000	105,840

Food — 0.9%
Flowers Foods, Inc.	7,500	174,225
H.J. Heinz Co.	7,400	402,412

		576,637

Forest Products & Paper — 1.2%
International Paper Co.	25,200	728,532

Gas — 0.4%
Piedmont Natural Gas Co., Inc.	7,356	236,790

Hand & Machine Tools — 0.5%
Kennametal, Inc.	9,500	314,925

Healthcare Services — 4.4%
CIGNA Corp.	20,444	899,536
Community Health Systems, Inc.*	24,200	678,326
DaVita, Inc.*	8,459	830,758
Laboratory Corp. of America Holdings*	3,600	333,396

		2,742,016

Home Furnishings — 0.8%
Harman International Industries, Inc.	12,300	487,080

Household Products & Wares — 0.7%
Tupperware Brands Corp.	8,393	459,601

Insurance — 7.8%
ACE Ltd.	11,200	830,256
Brown & Brown, Inc.	12,100	329,967
Everest Re Group Ltd.	9,900	1,024,551

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Lincoln National Corp.	19,000	$415,530
Marsh & McLennan Cos., Inc.	22,200	715,506
PartnerRe Ltd.	14,600	1,104,782
The Allstate Corp.	5,300	185,977
XL Group Plc	10,600	223,024

		4,829,593

Investment Companies — 0.4%
Ares Capital Corp.	14,800	236,208

Iron & Steel — 1.0%
Reliance Steel & Aluminum Co.	12,700	641,350

Machinery — Diversified — 1.5%
IDEX Corp.	18,500	721,130
Nordson Corp.	4,300	220,547

		941,677

Media — 1.0%
Discovery Communications, Inc., Class A*	11,300	610,200

Miscellaneous Manufacturing — 1.8%
Dover Corp.	11,310	606,329
Eaton Corp.	12,800	507,264

		1,113,593

Oil & Gas — 3.3%
Ensco Plc ADR,Class A	13,300	624,701
EQT Corp.	3,900	209,157
Noble Energy, Inc.	1,900	161,158
QEP Resources, Inc.	9,300	278,721
Range Resources Corp.	7,800	482,586
Rowan Cos., Inc.*	9,800	316,834

		2,073,157

Oil & Gas Services — 1.4%
Halliburton Co.	12,200	346,358
Superior Energy Services, Inc.*	17,700	358,071
Weatherford International Ltd.*	15,100	190,713

		895,142

Packaging and Containers — 1.7%
Ball Corp.	12,600	517,230
Greif, Inc., Class A	7,545	309,345
Rock-Tenn Co., Class A	3,900	212,745

		1,039,320

Pharmaceuticals — 6.1%
McKesson Corp.	8,100	759,375
Mylan, Inc.*	49,400	1,055,678
Par Pharmaceutical Cos., Inc.*	14,000	505,960
Warner Chilcott Plc, Class A*	15,700	281,344
Watson Pharmaceuticals, Inc.*	16,100	1,191,239

		3,793,596

Pipelines — 0.6%
Kinder Morgan, Inc.	11,628	374,654

	Number of Shares	Value†

Real Estate — 1.3%
Jones Lang LaSalle, Inc.	11,764	$827,833

Retail — 3.8%
Darden Restaurants, Inc.	7,900	399,977
J.C. Penney Co., Inc.*	7,500	174,825
Macy’s, Inc.	24,400	838,140
Pier 1 Imports, Inc.	47,100	773,853
PVH Corp.	2,000	155,580

		2,342,375

Semiconductors — 3.8%
Analog Devices, Inc.	12,500	470,875
Broadcom Corp., Class A*	20,400	689,520
Lam Research Corp.*	10,700	403,818
Micron Technology, Inc.*	76,600	483,346
Xilinx, Inc.	9,500	318,915

		2,366,474

Software — 2.7%
Adobe Systems, Inc.*	12,000	388,440
Fiserv, Inc.*	17,600	1,271,072

		1,659,512

Telecommunications — 2.4%
Anixter International, Inc.*	14,500	769,225
CenturyLink, Inc.	18,800	742,412

		1,511,637

Transportation — 2.2%
Kansas City Southern	3,800	264,328
Kirby Corp.*	700	32,956
Knight Transportation, Inc.	27,800	444,522
Tidewater, Inc.	14,004	649,225

		1,391,031

TOTAL COMMON STOCKS (Cost $52,515,636)		57,243,465

REAL ESTATE INVESTMENT TRUSTS — 2.9%
Apartments — 0.2%
Home Properties, Inc.	2,485	152,480

Diversified — 1.5%
Vornado Realty Trust	5,600	470,288
Weyerhaeuser Co.	19,460	435,125

		905,413

Office Property — 0.9%
Alexandria Real Estate Equities, Inc.	7,800	567,216

Regional Malls — 0.3%
CBL & Associates Properties, Inc.	10,000	195,400

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,684,361)		1,820,509

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
WARRANTS — 0.1%
Kinder Morgan, Inc.* Strike price: $40.00 Expiration Date: 05/25/17 (Cost $21,948)	13,952	$30,137

SHORT-TERM INVESTMENTS — 4.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,055,056)	3,055,056	3,055,056

TOTAL INVESTMENTS — 100.0% (Cost $57,277,001)		$62,149,167

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 06/30/2012†
United States	90%
Bermuda	5
Switzerland	3
Canada	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2012

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Observable Input
COMMON STOCKS	$57,243,465	$57,243,465	$—	$—
REAL ESTATE INVESTMENT TRUSTS	1,820,509	1,820,509	—	—
SHORT-TERM INVESTMENTS	3,055,056	3,055,056	—	—
WARRANTS	30,137	—	30,137	—

TOTAL INVESTMENTS	$62,149,167	$62,119,030	$30,137	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 96.6%
Aerospace & Defense — 4.4%
M A-Com Technology Solutions Holdings, Inc.*	9,061	$167,629
TransDigm Group, Inc.*	5,930	796,399
Triumph Group, Inc.	7,890	443,970

		1,407,998

Airlines — 1.7%
Copa Holdings S.A., Class A	6,470	533,646

Apparel — 1.3%
Under Armour, Inc., Class A*	4,490	424,215

Auto Manufacturers — 1.2%
Tesla Motors, Inc.*	11,976	374,729

Auto Parts & Equipment — 1.0%
BorgWarner, Inc.*	4,890	320,735

Beverages — 2.8%
Boston Beer Co., Inc., Class A*	4,370	528,770
Monster Beverage Corp.*	5,170	368,104

		896,874

Biotechnology — 2.6%
Alexion Pharmaceuticals, Inc.*	3,960	393,228
Cubist Pharmaceuticals, Inc.*	11,390	431,795

		825,023

Chemicals — 2.6%
Airgas, Inc.	10,160	853,542

Commercial Services — 8.5%
Alliance Data Systems Corp.*	4,560	615,600
Gartner, Inc.*	16,355	704,083
Hertz Global Holdings, Inc.*	29,320	375,296
ServiceSource International, Inc.*	23,472	325,087
Team Health Holdings, Inc.*	16,410	395,317
Verisk Analytics, Inc.*	6,460	318,219

		2,733,602

Computers — 1.5%
Fortinet, Inc.*	20,504	476,103

Distribution & Wholesale — 1.5%
WESCO International, Inc.*	8,390	482,844

Diversified Financial Services — 1.7%
Affiliated Managers Group, Inc.*	4,980	545,061

Electronics — 2.2%
FEI Co.	5,820	278,429
Trimble Navigation Ltd.*	9,030	415,470

		693,899

Food — 1.9%
Fresh Market, Inc. (The)*	5,150	276,194
The Hain Celestial Group, Inc.*	6,190	340,698

		616,892

	Number of Shares	Value†

Healthcare Products — 5.9%
Align Technology, Inc.*	7,460	$249,612
Bruker Corp.*	17,660	235,055
Cepheid, Inc.*	7,010	313,697
Hanger Orthopedic Group, Inc.*	15,470	396,651
HeartWare International, Inc.*	2,190	194,472
MAKO Surgical Corp.*	8,150	208,721
Thoratec Corp.*	8,770	294,497

		1,892,705

Healthcare Services — 1.1%
Laboratory Corp. of America Holdings*	3,670	339,879

Home Furnishings — 0.6%
Select Comfort Corp.*	9,360	195,811

Industrial — 0.9%
Rexnord Corp.*	15,313	306,873

Internet — 10.7%
Angie’s List, Inc.*	11,360	179,942
BroadSoft, Inc.*	14,440	418,183
DealerTrack Holdings, Inc.*	16,910	509,160
Equinix, Inc.*	1,820	319,683
ExactTarget, Inc.*	7,826	171,076
F5 Networks, Inc.*	3,150	313,614
Homeaway, Inc.*	641	13,935
Liquidity Services, Inc.*	7,210	369,080
MercadoLibre, Inc.	5,030	381,274
TIBCO Software, Inc.*	18,810	562,795
TripAdvisor, Inc.*	4,724	211,116

		3,449,858

Machinery — Construction & Mining — 0.5%
Joy Global, Inc.	2,940	166,786

Machinery — Diversified — 4.4%
Chart Industries, Inc.*	7,750	532,890
Graco, Inc.	9,340	430,387
Wabtec Corp.	5,680	443,097

		1,406,374

Miscellaneous Manufacturing — 1.9%
Colfax Corp.*	8,126	224,034
Sodastream International Ltd.	9,840	403,145

		627,179

Oil & Gas — 3.5%
Approach Resources, Inc.*	11,134	284,362
Cabot Oil & Gas Corp.	6,160	242,704
Kodiak Oil & Gas Corp.*	36,490	299,583
Plains Exploration & Production Co.*	8,320	292,698

		1,119,347

Oil & Gas Services — 0.9%
Oil States International, Inc.*	4,370	289,294

Pharmaceuticals — 4.3%
Auxilium Pharmaceuticals, Inc.*	15,420	414,644
BioMarin Pharmaceutical, Inc.*	12,761	505,080

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Impax Laboratories, Inc.*	17,230	$349,252
Threshold Pharmaceuticals, Inc.*	16,800	124,320

		1,393,296

Real Estate — 1.0%
CBRE Group, Inc., Class A*	19,270	315,257

Retail — 8.3%
DSW, Inc., Class A	7,198	391,571
Fifth & Pacific CO., Inc.*	18,800	201,724
GNC Holdings, Inc., Class A	14,894	583,845
Hibbett Sports, Inc.*	6,470	373,383
PVH Corp.	4,730	367,947
Tractor Supply Co.	2,530	210,142
Ulta Salon Cosmetics & Fragrance, Inc.*	5,960	556,545

		2,685,157

Semiconductors — 1.0%
Avago Technologies Ltd.	8,950	321,305

Software — 5.8%
Aspen Technology, Inc.*	27,720	641,718
athenahealth, Inc.*	4,070	322,222
Autodesk, Inc.*	7,210	252,278
CommVault Systems, Inc.*	6,590	326,666
NetSuite, Inc.*	3,460	189,504
VeriFone Systems, Inc.*	4,480	148,243

		1,880,631

Storage & Warehousing — 0.6%
Wesco Aircraft Holdings, Inc.*	15,295	194,705

Telecommunications — 5.6%
EZchip Semiconductor Ltd.	7,700	308,308
Iridium Communications, Inc.*	43,150	386,624
LogMeIn, Inc.*	9,842	300,378
SBA Communications Corp., Class A*	14,076	803,036

		1,798,346

Toys, Games & Hobbies — 1.1%
Leapfrog Enterprises, Inc.*	33,980	348,635

Transportation — 3.6%
Gulfmark Offshore, Inc., Class A*	6,880	234,195
Kansas City Southern	13,150	914,714

		1,148,909

TOTAL COMMON STOCKS (Cost $28,274,753)		31,065,510

SHORT-TERM INVESTMENTS — 3.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,101,516)	1,101,516	1,101,516

TOTAL INVESTMENTS — 100.0% (Cost $29,376,269)		$32,167,026

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$31,065,510	$31,065,510	$—	$—
SHORT-TERM INVESTMENTS	1,101,516	1,101,516	—	—

TOTAL INVESTMENTS	$32,167,026	$32,167,026	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 88.3%
Apparel — 0.9%
The Jones Group, Inc.	34,160	$326,570

Auto Parts & Equipment — 2.5%
Dana Holding Corp.	15,700	201,117
Lear Corp.	10,530	397,297
TRW Automotive Holdings Corp.*	8,920	327,899

		926,313

Banks — 9.2%
Associated Banc-Corp.	33,330	439,623
CapitalSource, Inc.	74,110	498,019
Comerica, Inc.	16,345	501,955
Huntington Bancshares, Inc.	77,470	495,808
Popular, Inc.*	17,379	288,665
Susquehanna Bancshares, Inc.	46,080	474,624
Webster Financial Corp.	10,690	231,545
Zions Bancorporation	25,830	501,619

		3,431,858

Beverages — 1.4%
Constellation Brands, Inc., Class A*	19,560	529,294

Building Materials — 1.2%
Fortune Brands Home & Security, Inc.*	20,190	449,631

Chemicals — 0.7%
Ferro Corp.*	52,850	253,680

Commercial Services — 2.6%
Avis Budget Group, Inc.*	22,570	343,064
Convergys Corp.	27,770	410,163
Hertz Global Holdings, Inc.*	17,620	225,536

		978,763

Computers — 1.4%
Insight Enterprises, Inc.*	16,420	276,349
NCR Corp.*	11,210	254,803

		531,152

Distribution & Wholesale — 2.4%
Arrow Electronics, Inc.*	12,550	411,766
Ingram Micro, Inc., Class A*	15,790	275,851
WESCO International, Inc.*	3,540	203,727

		891,344

Diversified Financial Services — 2.4%
Aircastle Ltd.	36,700	442,235
Legg Mason, Inc.	17,070	450,136

		892,371

Electric — 5.2%
Great Plains Energy, Inc.	18,850	403,578
NV Energy, Inc.	29,460	517,907
PNM Resources, Inc.	27,230	532,074
Portland General Electric Co.	18,465	492,277

		1,945,836

	Number of Shares	Value†

Electrical Components & Equipment — 1.9%
EnerSys*	6,530	$229,007
General Cable Corp.*	17,970	466,142

		695,149

Electronics — 4.7%
AU Optronics Corp. ADR	82,840	333,017
Avnet, Inc.*	14,300	441,298
Flextronics International Ltd.*	50,350	312,170
TTM Technologies, Inc.*	37,560	353,440
Vishay Intertechnology, Inc.*	33,640	317,225

		1,757,150

Engineering & Construction — 0.6%
Tutor Perini Corp.	19,250	243,898

Food — 3.0%
Dean Foods Co.*	19,700	335,491
Dole Food Co., Inc.*	35,830	314,587
Tyson Foods, Inc., Class A	24,870	468,302

		1,118,380

Gas — 2.7%
Atmos Energy Corp.	14,445	506,586
UGI Corp.	17,030	501,193

		1,007,779

Healthcare Services — 3.4%
Coventry Health Care, Inc.	13,830	439,656
Health Net, Inc.*	13,270	322,063
LifePoint Hospitals, Inc.*	12,530	513,479

		1,275,198

Home Builders — 2.1%
Meritage Homes Corp.*	10,420	353,655
NVR, Inc.*	505	429,250

		782,905

Household Products & Wares — 1.1%
Avery Dennison Corp.	14,490	396,157

Housewares — 1.3%
Newell Rubbermaid, Inc.	26,540	481,436

Insurance — 9.9%
AmTrust Financial Services, Inc.	11,280	335,129
Aspen Insurance Holdings Ltd.	16,950	489,855
Endurance Specialty Holdings Ltd.	13,545	519,044
Fidelity National Financial, Inc., Class A	26,070	502,108
Platinum Underwriters Holdings Ltd.	12,650	481,965
Reinsurance Group of America, Inc.	8,915	474,367
Torchmark Corp.	9,550	482,753
Unum Group	20,515	392,452

		3,677,673

Iron & Steel — 2.5%
Commercial Metals Co.	26,460	334,454
Reliance Steel & Aluminum Co.	6,450	325,725
Steel Dynamics, Inc.	22,040	258,970

		919,149

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — 1.2%
Royal Caribbean Cruises Ltd.	16,540	$430,536

Lodging — 1.2%
MGM Resorts International*	40,180	448,409

Machinery — Diversified — 0.5%
Sauer-Danfoss, Inc.	5,500	192,115

Media — 1.1%
Gannett Co., Inc.	26,780	394,469

Metal Fabricate/Hardware — 0.8%
Timken Co.	6,860	314,119

Oil & Gas — 4.4%
Helmerich & Payne, Inc.	8,220	357,405
Plains Exploration & Production Co.*	8,920	313,806
Stone Energy Corp.*	9,290	235,409
Tesoro Corp.*	15,270	381,139
Western Refining, Inc.	15,410	343,181

		1,630,940

Retail — 4.3%
ANN, Inc.*	17,470	445,310
Express, Inc.*	12,150	220,765
Office Depot, Inc.*	102,750	221,940
The Children’s Place Retail Stores, Inc.*	9,190	457,938
The Men’s Wearhouse, Inc.	9,320	262,265

		1,608,218

Savings & Loans — 2.0%
First Niagara Financial Group, Inc.	53,880	412,182
Washington Federal, Inc.	19,860	335,435

		747,617

Semiconductors — 5.1%
Amkor Technology, Inc.*	56,910	277,721
Entegris, Inc.*	48,580	414,873
Lam Research Corp.*	10,690	403,441
Micron Technology, Inc.*	66,590	420,183
MKS Instruments, Inc.	12,940	374,354

		1,890,572

Telecommunications — 1.7%
Amdocs Ltd.	15,195	451,595
Anixter International, Inc.*	3,720	197,346

		648,941

Transportation — 2.9%
Bristow Group, Inc.	9,435	383,722
Con-way, Inc.	9,200	332,212
Teekay Corp.	12,080	353,702

		1,069,636

TOTAL COMMON STOCKS (Cost $30,875,412)		32,887,258

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 9.2%
Apartments — 4.1%
BRE Properties, Inc.	8,030	$401,660
Camden Property Trust	6,230	421,584
Home Properties, Inc.	4,510	276,734
Mid-America Apartment Communities, Inc.	6,230	425,135

		1,525,113

Diversified — 1.2%
Entertainment Properties Trust	10,840	445,632

Forest Products & Paper — 0.6%
Plum Creek Timber Co.	5,760	228,672

Hotels & Resorts — 0.9%
DiamondRock Hospitality Co.	32,750	334,050

Office Property — 1.3%
BioMed Realty Trust, Inc.	25,300	472,604

Regional Malls — 1.1%
Glimcher Realty Trust	42,080	430,058

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,246,562)		3,436,129

SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $934,328)	934,328	934,328

TOTAL INVESTMENTS — 100.0% (Cost $35,056,302)		$37,257,715

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Country Weightings as of 06/30/2012††
United States	92%
Bermuda	4
Canada	1
Puerto Rico	1
Singapore	1
Taiwan	1

Total	100%

††	% of total investments as of June 30, 2012

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

SMID Cap Value Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input		Level 3 Significant Unobservable Input
COMMON STOCKS	$32,887,258	$32,887,258	$		$
REAL ESTATE INVESTMENT TRUSTS	3,436,129	3,436,129
SHORT-TERM INVESTMENTS	934,328	934,328		—		—

TOTAL INVESTMENTS	$37,257,715	$37,257,715		$—		$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.6%
Airlines — 0.8%
Copa Holdings S.A., Class A	7,197	$593,609

Apparel — 2.4%
Crocs, Inc.*	51,205	826,960
Steven Madden Ltd.*	13,725	435,769
Tumi Holdings, Inc.*	33,800	591,500

		1,854,229

Auto Manufacturers — 3.1%
Tesla Motors, Inc.*	25,400	794,766
Wabash National Corp.*	252,185	1,669,465

		2,464,231

Auto Parts & Equipment — 0.8%
Tenneco, Inc.*	23,675	634,964

Biotechnology — 6.6%
Amarin Corp. Plc*	65,460	946,552
Ariad Pharmaceuticals, Inc.*	40,650	699,587
Cubist Pharmaceuticals, Inc.*	21,740	824,163
Emergent BioSolutions, Inc.*	94,650	1,433,947
Myriad Genetics, Inc.*	54,575	1,297,248

		5,201,497

Chemicals — 1.2%
American Vanguard Corp.	36,550	971,864

Commercial Services — 14.0%
Acacia Research - Acacia Technologies*	44,825	1,669,283
American Public Education, Inc.*	58,366	1,867,712
HMS Holdings Corp.*	11,925	397,222
Lender Processing Services, Inc.	90,085	2,277,349
Medifast, Inc.*	45,500	895,440
Parexel International Corp.*	21,075	594,947
ServiceSource International, Inc.*	70,075	970,539
United Rentals, Inc.*	31,240	1,063,409
VistaPrint N.V.	38,859	1,255,146

		10,991,047

Computers — 0.5%
Mitek Systems, Inc.*	106,523	414,374

Distribution & Wholesale — 1.2%
Titan Machinery, Inc.*	30,550	927,803

Diversified Financial Services — 5.6%
Encore Capital Group, Inc.*	58,425	1,730,548
Financial Engines, Inc.*	60,450	1,296,653
WisdomTree Investments, Inc.*	216,207	1,420,480

		4,447,681

Entertainment — 1.8%
Pinnacle Entertainment, Inc.*	89,275	858,825
Shuffle Master, Inc.*	41,475	572,355

		1,431,180

Food — 0.4%
Smart Balance, Inc.*	33,525	314,800

	Number of Shares	Value†

Healthcare Products — 4.7%
Abiomed, Inc.*	41,850	$955,017
Align Technology, Inc.*	33,211	1,111,240
Insulet Corp.*	33,325	712,155
OraSure Technologies, Inc.*	80,850	908,754

		3,687,166

Healthcare Services — 0.8%
IPC The Hospitalist Co., Inc.*	13,053	591,562

Home Furnishings — 0.9%
Skullcandy, Inc.*	47,750	675,663

Internet — 7.7%
BroadSoft, Inc.*	53,641	1,553,443
Cogent Communications Group, Inc.*	40,475	779,144
Constant Contact, Inc.*	84,220	1,505,854
ExactTarget, Inc.*	25,825	564,535
Pandora Media, Inc.*	68,550	745,138
Shutterfly, Inc.*	30,400	932,976

		6,081,090

Leisure Time — 2.4%
Life Time Fitness, Inc.*	41,480	1,929,235

Machinery — Diversified — 0.9%
The Manitowoc Co., Inc.	59,175	692,347

Metal Fabricate/Hardware — 2.3%
Dynamic Materials Corp.	55,750	966,148
Haynes International, Inc.	16,176	824,005

		1,790,153

Mining — 3.6%
Globe Specialty Metals, Inc.	104,647	1,405,409
Horsehead Holding Corp.*	142,214	1,416,452

		2,821,861

Miscellaneous Manufacturing — 2.8%
Polypore International, Inc.*	54,425	2,198,226

Oil & Gas — 11.5%
Carrizo Oil & Gas, Inc.*	74,375	1,748,556
Comstock Resources, Inc.*	174,535	2,865,865
Goodrich Petroleum Corp.*	155,897	2,160,732
PDC Energy, Inc.*	26,000	637,520
Quicksilver Resources, Inc.*	299,683	1,624,282

		9,036,955

Oil & Gas Services — 1.4%
Tesco Corp.*	94,210	1,130,520

Pharmaceuticals — 2.4%
Questcor Pharmaceuticals, Inc.*	36,175	1,925,957

Semiconductors — 4.0%
Cavium, Inc.*	67,625	1,893,500
Inphi Corp.*	132,150	1,252,782

		3,146,282

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 1.5%
QLIK Technologies, Inc.*	26,100	$577,332
Rosetta Stone, Inc.*	44,797	619,990

		1,197,322

Storage & Warehousing — 1.5%
Mobile Mini, Inc.*	83,037	1,195,733

Telecommunications — 8.0%
Acme Packet, Inc.*	92,025	1,716,266
Aruba Networks, Inc.*	56,225	846,186
IPG Photonics Corp.*	41,950	1,828,601
Sycamore Networks, Inc.*	130,774	1,898,838

		6,289,891

Transportation — 3.5%
Celadon Group, Inc.	40,849	669,107
Scorpio Tankers, Inc.	160,380	1,024,828
Swift Transportation Co.*	60,875	575,269
Vitran Corp., Inc.*	84,838	509,028

		2,778,232

Trucking and Leasing — 1.3%
Greenbrier Cos., Inc.*	59,950	1,053,921

TOTAL COMMON STOCKS (Cost $78,441,101)		78,469,395

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $279,197)	279,197	279,197

TOTAL INVESTMENTS — 100.0% (Cost $78,720,298)		$78,748,592

†	See Security Valuation Note.
*	Non-income producing security.

ADS — American Depository Share

Plc — Public Limited Company.

Country Weightings as of 06/30/2012††
United States	93%
Canada	2
Netherlands	2
Ireland	1
Panama	1
Principality of Monaco	1

Total	100%

††	% of total investments as of June 30, 2012

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$78,469,395	$78,469,395	$—	$—
SHORT-TERM INVESTMENTS	279,197	279,197	—	—

TOTAL INVESTMENTS	$78,748,592	$78,748,592	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 85.9%
Aerospace & Defense — 1.5%
AAR Corp.	27,477	$370,390
Kaman Corp.	39,408	1,219,284
Triumph Group, Inc.	15,023	845,344

		2,435,018

Apparel — 1.1%
Deckers Outdoor Corp.*	8,884	390,985
Steven Madden Ltd.*	22,524	715,137
The Warnaco Group, Inc.*	16,788	714,833

		1,820,955

Auto Parts & Equipment — 0.8%
American Axle & Manufacturing Holdings, Inc.*	28,644	300,476
Dana Holding Corp.	26,154	335,033
Tenneco, Inc.*	22,965	615,921

		1,251,430

Banks — 13.2%
BancorpSouth, Inc.	54,523	791,674
Bank of the Ozarks, Inc.	42,872	1,289,590
Boston Private Financial Holdings, Inc.	57,343	512,073
Bridge Capital Holdings*	12,231	197,531
CoBiz Financial, Inc.	32,185	201,478
Columbia Banking System, Inc.	31,794	598,363
Community Bank System, Inc.	33,108	897,889
F.N.B. Corp.	59,339	645,015
First Financial Bankshares, Inc.	26,795	926,035
First Midwest Bancorp, Inc.	61,112	671,010
Glacier Bancorp, Inc.	57,295	887,499
Hancock Holding Co.	33,248	1,012,069
Heritage Financial Corp.	16,047	235,088
Home Bancshares, Inc.	16,940	518,025
Iberiabank Corp.	6,448	325,302
Independent Bank Corp.	14,100	411,861
Lakeland Financial Corp.	13,788	369,932
MB Financial, Inc.	47,388	1,020,737
Pinnacle Financial Partners, Inc.*	32,027	624,847
PrivateBancorp, Inc.	56,463	833,394
Prosperity Bancshares, Inc.	29,354	1,233,749
Sandy Spring Bancorp, Inc.	15,080	271,440
SCBT Financial Corp.	18,141	639,470
Sierra Bancorp	7,983	79,032
Signature Bank*	28,665	1,747,705
Simmons First National Corp., Class A	9,421	219,038
Southcoast Financial Corp.*	10,671	26,464
Sterling Financial Corp.*	15,476	292,342
Summit State Bank	9,857	56,678
Texas Capital Bancshares, Inc.*	34,461	1,391,880
The First of Long Island Corp.	8,510	246,535
Trico Bancshares	18,231	280,757
UMB Financial Corp.	25,577	1,310,310
Webster Financial Corp.	39,840	862,934

		21,627,746

	Number of Shares	Value†

Beverages — 0.3%
Boston Beer Co., Inc., Class A*	4,516	$546,436

Building Materials — 0.9%
Comfort Systems USA, Inc.	84,321	844,897
Universal Forest Products, Inc.	16,343	637,050

		1,481,947

Chemicals — 2.9%
H.B. Fuller Co.	31,140	955,998
Minerals Technologies, Inc.	13,721	875,125
PolyOne Corp.	88,781	1,214,524
Tronox Ltd	2,955	356,728
W.R. Grace & Co.*	17,582	887,012
Westlake Chemical Corp.	9,554	499,292

		4,788,679

Commercial Services — 2.6%
Aaron’s Inc	14,631	414,204
Convergys Corp.	68,107	1,005,940
H&E Equipment Services, Inc.*	26,886	404,096
Monro Muffler Brake, Inc.	22,857	759,767
On Assignment, Inc.*	34,619	552,519
Team Health Holdings, Inc.*	32,008	771,073
United Rentals, Inc.*	12,646	430,470

		4,338,069

Computers — 1.6%
Electronics for Imaging, Inc.*	54,601	887,266
Mentor Graphics Corp.*	57,754	866,310
MTS Systems Corp.	1,192	45,952
NetScout Systems, Inc.*	34,448	743,732

		2,543,260

Cosmetics & Personal Care — 0.5%
Elizabeth Arden, Inc.*	18,768	728,386

Distribution & Wholesale — 1.5%
Beacon Roofing Supply, Inc.*	17,595	443,746
Fossil, Inc.*	1,102	84,347
ScanSource, Inc.*	24,558	752,457
Watsco, Inc.	16,385	1,209,213

		2,489,763

Diversified Financial Services — 3.2%
BGC Partners, Inc., Class A	29,265	171,786
Cohen & Steers, Inc.	10,711	369,637
KBW, Inc.	24,282	399,439
Knight Capital Group, Inc., Class A*	62,560	746,966
Manning & Napier, Inc.	15,420	219,427
MarketAxess Holdings, Inc.	23,935	637,628
Ocwen Financial Corp.*	78,675	1,477,516
Piper Jaffray Cos.*	6,430	150,655
Solar Senior Capital Ltd.	11,587	195,820
Stifel Financial Corp.*	29,961	925,795

		5,294,669

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — 4.9%
Allete, Inc.	13,062	$545,992
Black Hills Corp.	7,481	240,664
Cleco Corp.	37,447	1,566,408
El Paso Electric Co.	91,045	3,019,052
IDACORP, Inc.	39,740	1,672,259
NorthWestern Corp.	15,797	579,750
Uns Energy Corp.	11,839	454,736

		8,078,861

Electrical Components & Equipment — 1.4%
Acuity Brands, Inc.	10,670	543,210
Belden, Inc.	31,076	1,036,384
Littelfuse, Inc.	13,157	748,502

		2,328,096

Electronics — 1.1%
Checkpoint Systems, Inc.*	49,301	429,412
Coherent, Inc.*	2,249	97,381
Newport Corp.*	64,841	779,389
PerkinElmer, Inc.	18,409	474,952

		1,781,134

Engineering & Construction — 0.4%
Michael Baker Corp.*	8,553	223,148
MYR Group, Inc.*	26,915	459,170

		682,318

Entertainment — 1.4%
Six Flags Entertainment Corp.	22,786	1,234,546
Vail Resorts, Inc.	19,463	974,707

		2,209,253

Environmental Control — 0.8%
Darling International, Inc.*	45,762	754,615
Waste Connections, Inc.	17,442	521,865

		1,276,480

Food — 1.2%
The Hain Celestial Group, Inc.*	17,678	972,997
TreeHouse Foods, Inc.*	14,992	933,852

		1,906,849

Gas — 2.2%
Southwest Gas Corp.	83,742	3,655,338

Hand & Machine Tools — 0.4%
Regal-Beloit Corp.	9,740	606,412

Healthcare Products — 1.4%
Orthofix International NV*	20,797	857,876
PSS World Medical, Inc.*	33,804	709,546
West Pharmaceutical Services, Inc.	13,100	661,419

		2,228,841

Healthcare Services — 3.9%
Acadia Healthcare CO Inc*	38,985	683,797
AMERIGROUP Corp.*	12,969	854,787
HealthSouth Corp.*	88,099	2,049,182

	Number of Shares	Value†

Healthcare Services — (continued)
ICON Plc ADR*	60,453	$1,362,006
Lincare Holdings, Inc.	44,497	1,513,788

		6,463,560

Home Builders — 0.5%
Meritage Homes Corp.*	22,357	758,797

Home Furnishings — 0.5%
Harman International Industries, Inc.	17,862	707,335
Select Comfort Corp.*	8,043	168,260

		875,595

Insurance — 5.0%
Alterra Capital Holdings Ltd.	41,778	975,516
American Equity Investment Life Holding Co.	126,895	1,397,114
Aspen Insurance Holdings Ltd.	16,231	469,076
Donegal Group, Inc., Class A	8,548	113,518
Enstar Group Ltd.	5,349	529,230
Meadowbrook Insurance Group, Inc.	172,400	1,515,396
ProAssurance Corp.	16,692	1,487,090
RLI Corp.	10,672	727,830
Tower Group, Inc.	45,222	943,783

		8,158,553

Investment Companies — 0.6%
Golub Capital BDC, Inc.	17,653	266,384
PennantPark Investment Corp.	40,298	417,084
Solar Capital Ltd.	16,184	360,256

		1,043,724

Iron & Steel — 0.7%
Commercial Metals Co.	16,112	203,656
Metals USA Holdings Corp.*	45,761	728,058
Schnitzer Steel Industries, Inc., Class A	9,025	252,880

		1,184,594

Leisure Time — 0.6%
Arctic Cat, Inc.*	11,637	425,449
Polaris Industries, Inc.	8,424	602,147

		1,027,596

Machinery — Diversified — 2.7%
Altra Holdings, Inc.	28,849	455,237
Applied Industrial Technologies, Inc.	24,739	911,632
Edwards Group Ltd*	80,304	639,220
Graco, Inc.	16,641	766,817
Robbins & Myers, Inc.	23,709	991,510
Tennant Co.	8,766	350,202
Twin Disc, Inc.	15,083	278,885

		4,393,503

Metal Fabricate/Hardware — 0.8%
Olympic Steel, Inc.	15,821	259,781
RBC Bearings, Inc.*	22,329	1,056,162

		1,315,943

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 1.0%
Coeur d’Alene Mines Corp.*	13,004	$228,350
Kaiser Aluminum Corp.	28,338	1,469,042

		1,697,392

Miscellaneous Manufacturing — 2.7%
A.O. Smith Corp.	24,767	1,210,859
Actuant Corp., Class A	18,392	499,527
AZZ, Inc.	10,961	671,471
Carlisle Cos., Inc.	30,976	1,642,347
Raven Industries, Inc.	5,418	377,038

		4,401,242

Oil & Gas — 1.8%
Approach Resources, Inc.*	65,412	1,670,623
Magnum Hunter Resources Corp.*	85,550	357,599
Matador Resources Co.*	26,561	285,265
PDC Energy, Inc.*	21,384	524,336
Rex Energy Corp.*	4,064	45,557

		2,883,380

Oil & Gas Services — 2.8%
Dril-Quip, Inc.*	24,880	1,631,879
Forum Energy Technologies, Inc.*	18,453	363,340
Key Energy Services, Inc.*	131,380	998,488
Newpark Resources, Inc.*	197,720	1,166,548
Thermon Group Holdings, Inc.*	23,747	491,800

		4,652,055

Real Estate — 0.1%
Kennedy-Wilson Holdings, Inc.	14,016	196,364

Retail — 5.5%
Asbury Automotive Group, Inc.*	16,264	385,294
Big Lots, Inc.*	12,868	524,886
Cabela’s, Inc.*	6,689	252,911
Casey’s General Stores, Inc.	9,878	582,703
DineEquity, Inc.*	3,331	148,696
Express, Inc.*	36,387	661,152
First Cash Financial Services, Inc.*	11,244	451,672
Francesca’s Holdings Corp.*	15,612	421,680
Genesco, Inc.*	9,246	556,147
GNC Holdings, Inc., Class A	25,685	1,006,852
HSN, Inc.	24,572	991,480
Jos. A. Bank Clothiers, Inc.*	15,224	646,411
Mattress Firm Holding Corp.*	22,955	695,766
Susser Holdings Corp.*	11,822	439,424
Vitamin Shoppe, Inc.*	7,379	405,328
World Fuel Services Corp.	22,235	845,597

		9,015,999

Savings & Loans — 1.6%
Brookline Bancorp, Inc.	55,180	488,343
Dime Community Bancshares Inc.	23,413	311,159
Flushing Financial Corp.	36,546	498,122
Northwest Bancshares, Inc.	45,867	537,102

	Number of Shares	Value†

Savings & Loans — (continued)
Provident Financial Services, Inc.	33,963	$521,332
WSFS Financial Corp.	7,395	298,832

		2,654,890

Semiconductors — 3.5%
Cabot Microelectronics Corp.*	26,907	785,953
Fairchild Semiconductor International, Inc.*	77,666	1,095,091
Intersil Corp., Class A	97,541	1,038,812
Micrel, Inc.	39,878	380,037
MKS Instruments, Inc.	37,391	1,081,722
Semtech Corp.*	53,695	1,305,862

		5,687,477

Software — 2.7%
Digi International, Inc.*	35,644	364,995
Interactive Intelligence Group, Inc.*	6,295	177,582
Monotype Imaging Holdings, Inc.*	36,489	611,920
Parametric Technology Corp.*	53,726	1,126,097
SS&C Technologies Holdings, Inc.*	48,317	1,207,925
SYNNEX Corp.*	21,373	737,155
Verint Systems, Inc.*	8,476	250,127

		4,475,801

Telecommunications — 2.0%
ADTRAN, Inc.	24,926	752,516
Anixter International, Inc.*	19,394	1,028,852
Plantronics, Inc.	18,129	605,509
Premiere Global Services, Inc.*	106,242	891,370

		3,278,247

Textiles — 0.5%
G&K Services, Inc., Class A	27,575	860,064

Transportation — 1.1%
Forward Air Corp.	30,826	994,755
Heartland Express, Inc.	57,208	818,646

		1,813,401

TOTAL COMMON STOCKS (Cost $124,807,692)		140,938,117

REAL ESTATE INVESTMENT TRUSTS — 12.1%
Apartments — 1.0%
American Campus Communities, Inc.	18,720	842,026
Mid-America Apartment Communities, Inc.	13,009	887,734

		1,729,760

Building & Real Estate — 3.2%
CreXus Investment Corp.	40,664	413,553
CYS Investments, Inc.	105,080	1,446,952
MFA Financial, Inc.	187,170	1,476,771
National Retail Properties, Inc.	29,790	842,759
Two Harbors Investment Corp.	102,729	1,064,272

		5,244,307

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — 3.1%
Coresite Realty Corp.	44,645	$1,152,734
DuPont Fabros Technology, Inc.	32,597	930,970
Entertainment Properties Trust	35,447	1,457,226
PS Business Parks, Inc.	23,661	1,602,323

		5,143,253

Healthcare — 0.9%
LTC Properties, Inc.	25,381	920,823
Omega Healthcare Investors, Inc.	21,961	494,122

		1,414,945

Hotels & Resorts — 1.6%
DiamondRock Hospitality Co.	63,708	649,822
LaSalle Hotel Properties	32,291	940,960
Pebblebrook Hotel Trust	43,301	1,009,346

		2,600,128

Office Property — 0.6%
Hudson Pacific Properties, Inc.	59,238	1,031,333

Regional Malls — 0.6%
CBL & Associates Properties, Inc.	48,039	938,682

Storage & Warehousing — 0.5%
CubeSmart	66,094	771,317

Strip Centers — 0.6%
Acadia Realty Trust	38,995	903,904
Retail Opportunity Investments Corp.	12,913	155,731

		1,059,635

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $16,251,225)		19,933,360

WARRANTS — 0.0%
Magnum Hunter Resources Corp.~ (Cost $0)	6,348	0

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,253,109)	3,253,109	3,253,109

TOTAL INVESTMENTS — 100.0% (Cost $144,312,026)		$164,124,586

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2012 is $0.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$140,938,117	$140,938,117	$—	$—
REAL ESTATE INVESTMENT TRUSTS	19,933,360	19,933,360	—	—
SHORT-TERM INVESTMENTS	3,253,109	3,253,109	—	—

TOTAL INVESTMENTS	$164,124,586	$164,124,586	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 89.9%
Advertising — 0.1%
Harte-Hanks, Inc.	978	$8,939
Marchex, Inc., Class B	745	2,689
MDC Partners, Inc.	600	6,804
Millennial Media, Inc.*	700	9,233

		27,665

Aerospace & Defense — 1.2%
AAR Corp.	1,169	15,758
AeroVironment, Inc.*	418	10,998
Astronics Corp.*	331	9,348
Cubic Corp.	469	22,550
Curtiss-Wright Corp.	1,226	38,067
Esterline Technologies Corp.*	840	52,374
GenCorp, Inc.*	1,240	8,072
HEICO Corp.	1,412	55,802
Kaman Corp.	648	20,049
Kratos Defense & Security Solutions, Inc.*	922	5,385
LMI Aerospace, Inc.*	153	2,659
Moog, Inc., Class A*	1,191	49,248
National Presto Industries, Inc.	146	10,186
Orbital Sciences Corp.*	1,696	21,912
Teledyne Technologies, Inc.*	1,004	61,897

		384,305

Agriculture — 0.4%
Alico, Inc.	51	1,557
Alliance One International, Inc.*	2,256	7,806
Cadiz, Inc.*	157	1,132
Griffin Land & Nurseries, Inc.	40	1,120
Limoneira Co.	100	1,622
Star Scientific, Inc.*	4,044	18,441
Tejon Ranch Co.*	388	11,104
The Andersons, Inc.	455	19,410
Universal Corp.	755	34,979
Vector Group Ltd.	1,341	22,824

		119,995

Airlines — 0.7%
Alaska Air Group, Inc.*	1,874	67,277
Allegiant Travel Co.*	401	27,942
Hawaiian Holdings, Inc.*	1,326	8,632
JetBlue Airways Corp.*	6,228	33,008
Republic Airways Holdings, Inc.*	1,201	6,665
SkyWest, Inc.	1,281	8,365
Spirit Airlines, Inc.*	1,400	27,244
US Airways Group, Inc.*	4,718	62,891

		242,024

Apparel — 1.1%
Cherokee, Inc.	200	2,786
Columbia Sportswear Co.	311	16,676
Crocs, Inc.*	2,600	41,990
Delta Apparel, Inc.*	200	2,732
G-III Apparel Group Ltd.*	404	9,571
Iconix Brand Group, Inc.*	1,942	33,927
K-Swiss, Inc., Class A*	424	1,306

	Number of Shares	Value†

Apparel — (continued)
Maidenform Brands, Inc.*	538	$10,717
Oxford Industries, Inc.	308	13,767
Perry Ellis International, Inc.*	414	8,590
Quiksilver, Inc.*	4,460	10,392
RG Barry Corp.	200	2,718
Skechers U.S.A., Inc., Class A*	1,116	22,733
Steven Madden Ltd.*	1,033	32,798
The Jones Group, Inc.	1,965	18,785
The Warnaco Group, Inc.*	1,060	45,135
True Religion Apparel, Inc.	626	18,141
Tumi Holdings, Inc.*	900	15,750
Unifi, Inc.*	360	4,079
Weyco Group, Inc.	100	2,318
Wolverine World Wide, Inc.	1,291	50,065

		364,976

Auto Manufacturers — 0.0%
Wabash National Corp.*	2,200	14,564

Auto Parts & Equipment — 0.9%
Accuride Corp.*	1,000	6,000
American Axle & Manufacturing Holdings, Inc.*	1,716	18,001
Amerigon, Inc.*	1,168	13,420
Commercial Vehicle Group, Inc.*	600	5,172
Cooper Tire & Rubber Co.	1,849	32,432
Dana Holding Corp.	3,996	51,189
Dorman Products, Inc.*	592	14,853
Douglas Dynamics, Inc.	500	7,125
Exide Technologies*	1,787	6,004
Federal-Mogul Corp.*	1,000	11,000
Fuel Systems Solutions, Inc.*	634	10,581
Meritor, Inc.*	2,645	13,807
Miller Industries, Inc.	443	7,057
Modine Manufacturing Co.*	1,077	7,464
Spartan Motors, Inc.	917	4,805
Standard Motor Products, Inc.	700	9,856
Superior Industries International, Inc.	519	8,496
Tenneco, Inc.*	1,700	45,594
Titan International, Inc.	1,213	29,755
Tower International, Inc.*	200	2,100

		304,711

Banks — 6.2%
1st Source Corp.	326	7,368
1st United Bancorp, Inc.*	400	2,484
Alliance Financial Corp.	73	2,507
American National Bankshares, Inc.	400	9,424
Ameris Bancorp*	447	5,632
Ames National Corp.	199	4,575
Arrow Financial Corp.	350	8,460
BancFirst Corp.	160	6,706
Banco Latinoamericano de Exportaciones S.A., Class E	1,110	23,787
Bancorp, Inc.*	512	4,838
BancorpSouth, Inc.	2,449	35,559
Bank of Kentucky Financial Corp.	200	5,328

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Bank of Marin Bancorp	90	$3,331
Bank of the Ozarks, Inc.	976	29,358
Banner Corp.	400	8,764
Bar Harbor Bankshares	200	7,200
Boston Private Financial Holdings, Inc.	2,858	25,522
Bridge Bancorp, Inc.	107	2,524
Bridge Capital Holdings*	300	4,845
Bryn Mawr Bank Corp.	232	4,888
Camden National Corp.	326	11,938
Capital City Bank Group, Inc.*	269	1,983
Cardinal Financial Corp.	618	7,589
Cass Information Systems, Inc.	231	9,298
Cathay General Bancorp	2,050	33,845
Center Bancorp, Inc.	400	4,500
CenterState Banks of Florida, Inc.	1,432	10,239
Central Pacific Financial Corp.*	400	5,648
Century Bancorp, Inc., Class A	69	2,051
Chemical Financial Corp.	666	14,319
Citizens & Northern Corp.	356	6,782
Citizens Republic Bancorp, Inc.*	1,400	23,982
City Holding Co.	348	11,724
CNB Financial Corp.	474	7,731
CoBiz Financial, Inc.	600	3,756
Columbia Banking System, Inc.	1,170	22,019
Community Bank System, Inc.	1,011	27,418
Community Trust Bancorp, Inc.	321	10,750
CVB Financial Corp.	2,592	30,197
Eagle Bancorp, Inc.*	385	6,064
Encore Bancshares, Inc.*	200	4,126
Enterprise Bancorp, Inc.	300	4,917
Enterprise Financial Services Corp.	382	4,187
F.N.B. Corp.	4,308	46,828
Financial Institutions, Inc.	340	5,739
First Bancorp	324	2,880
First Bancorp Puerto Rico*	3,100	12,276
First Bancorp, Inc.	234	3,978
First Busey Corp.	1,802	8,704
First California Financial Group, Inc.*	1,300	8,944
First Commonwealth Financial Corp.	2,621	17,639
First Community Bancshares, Inc.	326	4,704
First Connecticut Bancorp, Inc.	659	8,897
First Financial Bancorp	1,605	25,648
First Financial Bankshares, Inc.	826	28,547
First Financial Corp.	280	8,120
First Interstate Bancsystem, Inc.	400	5,696
First Merchants Corp.	538	6,703
First Midwest Bancorp, Inc.	2,414	26,506
FirstMerit Corp.	3,176	52,468
Franklin Financial Corp.*	400	6,580
German American Bancorp, Inc.	292	5,986
Glacier Bancorp, Inc.	2,021	31,305
Great Southern Bancorp, Inc.	171	4,716
Guaranty Bancorp*	4,500	9,495
Hancock Holding Co.	2,072	63,072
Hanmi Financial Corp*	813	8,520

	Number of Shares	Value†

Banks — (continued)
Heartland Financial USA, Inc.	317	$7,608
Heritage Commerce Corp.*	600	3,900
Heritage Financial Corp.	508	7,442
Home Bancshares, Inc.	582	17,798
Hudson Valley Holding Corp.	462	8,362
Iberiabank Corp.	746	37,636
Independent Bank Corp.	771	22,521
International Bancshares Corp.	1,525	29,768
Lakeland Bancorp, Inc.	559	5,881
Lakeland Financial Corp.	494	13,254
MainSource Financial Group, Inc.	521	6,163
MB Financial, Inc.	1,349	29,057
Mercantile Bank Corp.*	500	9,225
Merchants Bancshares, Inc.	86	2,369
Metro Bancorp, Inc.*	263	3,164
Metrocorp Bancshares, Inc.*	900	9,603
Midsouth Bancorp, Inc.	186	2,619
MidWestOne Financial Group, Inc.	400	8,600
National Bankshares, Inc.	119	3,584
National Penn Bancshares, Inc.	3,387	32,414
NBT Bancorp, Inc.	811	17,509
Northrim BanCorp, Inc.	400	8,596
Old National Bancorp	2,586	31,058
OmniAmerican Bancorp, Inc.*	291	6,236
Oriental Financial Group, Inc.	1,010	11,191
Pacific Capital Bancorp*	100	4,573
Pacific Continental Corp.	262	2,324
PacWest Bancorp	723	17,113
Park National Corp.	324	22,599
Park Sterling Corp.*	800	3,768
Peapack-Gladstone Financial Corp.	500	7,755
Penns Woods Bancorp, Inc.	68	2,707
Peoples Bancorp, Inc.	272	5,979
Pinnacle Financial Partners, Inc.*	763	14,886
Preferred Bank Los Angeles CA*	700	9,352
PrivateBancorp, Inc.	1,898	28,014
Prosperity Bancshares, Inc.	1,226	51,529
Renasant Corp.	537	8,436
Republic Bancorp, Inc., Class A	387	8,611
S&T Bancorp, Inc.	659	12,172
S.Y. Bancorp, Inc.	445	10,658
Sandy Spring Bancorp, Inc.	785	14,130
SCBT Financial Corp.	596	21,009
Seacoast Banking Corp. of Florida*	2,200	3,322
Sierra Bancorp	212	2,099
Simmons First National Corp., Class A	400	9,300
Southside Bancshares, Inc.	351	7,890
Southwest Bancorp, Inc.*	436	4,103
State Bank Financial Corp.*	800	12,128
StellarOne Corp.	616	7,688
Sterling Bancorp	686	6,846
Sterling Financial Corp.*	700	13,223
Suffolk Bancorp*	143	1,855
Sun Bancorp, Inc.*	1,100	2,970

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Susquehanna Bancshares, Inc.	5,633	$58,020
Taylor Capital Group, Inc.*	233	3,819
Texas Capital Bancshares, Inc.*	973	39,299
The First of Long Island Corp.	195	5,649
Tompkins Financial Corp.	358	13,489
TowneBank	472	6,608
Trico Bancshares	304	4,682
TrustCo Bank Corp.	3,252	17,756
Trustmark Corp.	1,730	42,350
UMB Financial Corp.	881	45,134
Umpqua Holdings Corp.	3,162	41,612
Union First Market Bankshares Corp.	742	10,722
United Bankshares, Inc.	1,294	33,489
United Community Banks, Inc.*	978	8,381
Univest Corp. of Pennsylvania	300	4,959
Virginia Commerce Bancorp*	400	3,372
Walker & Dunlap*	400	5,140
Washington Banking Co.	475	6,603
Washington Trust Bancorp, Inc.	270	6,583
Webster Financial Corp.	1,928	41,760
WesBanco, Inc.	615	13,075
West Bancorporation, Inc.	268	2,549
West Coast Bancorp*	659	12,949
Westamerica Bancorporation	773	36,478
Western Alliance Bancorp*	1,575	14,742
Wilshire Bancorp, Inc.*	1,576	8,636
Wintrust Financial Corp.	1,042	36,991

		2,049,558

Beverages — 0.2%
Boston Beer Co., Inc., Class A*	210	25,410
Central European Distribution Corp.*	1,700	4,862
Coca-Cola Bottling Co. Consolidated	174	11,185
Farmers Brothers Co.*	204	1,624
National Beverage Corp.*	242	3,615
Peet’s Coffee & Tea, Inc.*	359	21,554

		68,250

Biotechnology — 2.4%
Acorda Therapeutics, Inc.*	1,231	29,002
Affymax, Inc.*	810	10,433
Alkermes plc	3,692	62,653
Alnylam Pharmaceuticals, Inc.*	1,339	15,626
AMAG Pharmaceuticals, Inc.*	556	8,562
Arena Pharmaceuticals, Inc.*	6,006	59,940
Arqule, Inc.*	1,796	10,650
Astex Pharmaceuticals, Inc.*	651	1,361
BioCryst Pharmaceuticals, Inc.*	597	2,376
Biotime, Inc.*	400	1,840
Cambrex Corp.*	667	6,276
Celldex Therapeutics, Inc.*	2,744	14,241
Cubist Pharmaceuticals, Inc.*	1,844	69,906
Curis, Inc.*	1,673	9,034
Dendreon Corp.*	4,900	36,260
Dynavax Technologies Corp.*	3,900	16,848
Emergent BioSolutions, Inc.*	758	11,484

	Number of Shares	Value†

Biotechnology — (continued)
Enzon Pharmaceuticals, Inc.*	905	$6,217
Exact Sciences Corp.*	2,000	21,440
Exelixis, Inc.*	4,069	22,502
Geron Corp.*	2,750	4,730
GTx, Inc.*	1,000	3,530
Halozyme Therapeutics, Inc.*	2,389	21,167
Harvard Bioscience, Inc.*	700	2,639
Immunogen, Inc.*	2,063	34,617
Immunomedics, Inc.*	1,436	5,127
InterMune, Inc.*	2,243	26,804
Lexicon Pharmaceuticals, Inc.*	3,626	8,158
Ligand Pharmaceuticals, Inc.*	444	7,521
Maxygen, Inc.*	600	3,576
Momenta Pharmaceuticals, Inc.*	1,182	15,981
Newlink Genetics Corp.*	600	8,988
Novavax, Inc.*	1,329	2,073
NPS Pharmaceuticals, Inc.*	1,957	16,850
Omeros Corp.*	1,000	10,000
OncoGenex Pharmaceutical, Inc.*	300	4,032
Oncothyreon, Inc.*	1,000	4,680
Pacific Biosciences of California, Inc.*	800	1,736
PDL BioPharma, Inc.	3,717	24,644
RTI Biologics, Inc.*	2,035	7,652
Sangamo Biosciences, Inc.*	1,003	5,537
Seattle Genetics, Inc.*	2,506	63,627
Sequenom, Inc.*	2,897	11,762
The Medicines Co.*	1,492	34,226
Vical, Inc.*	2,121	7,636
Xoma Corp.*	3,600	10,800
ZIOPHARM Oncology, Inc.*	1,500	8,925

		773,669

Building & Real Estate — 0.0%
AV Homes, Inc.*	195	2,843

Building Materials — 1.1%
AAON, Inc.	438	8,256
Apogee Enterprises, Inc.	1,043	16,761
Builders FirstSource, Inc.*	1,273	6,034
Comfort Systems USA, Inc.	1,227	12,295
Drew Industries, Inc.*	491	13,674
Eagle Materials, Inc.	1,289	48,131
Gibraltar Industries, Inc.*	801	8,315
Interline Brands, Inc.*	1,050	26,324
Louisiana-Pacific Corp.*	4,294	46,719
LSI Industries, Inc.	314	2,236
NCI Building Systems, Inc.*	464	5,025
Nortek, Inc.*	300	15,012
Quanex Building Products Corp.	1,225	21,903
Simpson Manufacturing Co., Inc.	1,085	32,018
Texas Industries, Inc.*	633	24,693
Trex Co., Inc.*	331	9,960
Universal Forest Products, Inc.	483	18,827
USG Corp.*	2,200	41,910

		358,093

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — 1.6%
A. Schulman, Inc.	788	$15,642
Aceto Corp.	642	5,797
American Vanguard Corp.	878	23,346
Balchem Corp.	705	22,990
Chemtura Corp.*	2,644	38,338
Codexis, Inc.*	612	2,289
Ferro Corp.*	2,638	12,662
Georgia Gulf Corp.	1,000	25,670
H.B. Fuller Co.	1,280	39,296
Hawkins, Inc.	249	9,507
Innophos Holdings, Inc.	596	33,650
Innospec, Inc.*	600	17,766
KMG Chemicals, Inc.	200	3,856
Kraton Performance Polymers, Inc.*	1,041	22,808
Landec Corp.*	518	4,434
Minerals Technologies, Inc.	464	29,594
Olin Corp.	2,092	43,702
OM Group, Inc.*	754	14,326
Omnova Solutions, Inc.*	1,168	8,807
PolyOne Corp.	2,556	34,966
Quaker Chemical Corp.	311	14,371
Sensient Technologies Corp.	1,474	54,140
Spartech Corp.*	446	2,306
Stepan Co.	254	23,922
TPC Group, Inc.*	300	11,085
Zep, Inc.	592	8,128
Zoltek Cos., Inc.*	595	5,373

		528,771

Coal — 0.3%
Arch Coal, Inc.	6,700	46,163
Cloud Peak Energy, Inc.*	1,700	28,747
Patriot Coal Corp.*	2,594	3,165
SunCoke Energy, Inc.*	1,841	26,970
Westmoreland Coal Co.*	300	2,415

		107,460

Commercial Services — 6.6%
ABM Industries, Inc.	1,339	26,191
Acacia Research - Acacia Technologies*	1,480	55,115
Accretive Health, Inc.*	2,012	22,052
American Public Education, Inc.*	455	14,560
American Reprographics Co.*	736	3,702
AMN Healthcare Services, Inc.*	709	4,204
Arbitron, Inc.	771	26,985
Ascent Capital Group Inc., Class A*	331	17,129
Aveo Pharmaceuticals, Inc.*	800	9,728
Avis Budget Group, Inc.*	3,066	46,603
Barrett Business Services, Inc.	142	3,002
Bridgepoint Education, Inc.*	533	11,619
Capella Education Co.*	407	14,147
Cardtronics, Inc.*	1,163	35,134
Career Education Corp.*	2,300	15,387
CBIZ, Inc.*	1,340	7,960
CDI Corp.	241	3,952
Cenveo, Inc.*	1,299	2,507

	Number of Shares	Value†

Chemicals Services — (continued)
Chemed Corp.	529	$31,973
Consolidated Graphics, Inc.*	242	7,030
Convergys Corp.	3,583	52,921
Corinthian Colleges, Inc.*	1,570	4,537
Corvel Corp.*	181	8,869
CoStar Group, Inc.*	762	61,874
CRA International, Inc.*	274	4,025
Cross Country Healthcare, Inc.*	584	2,552
Deluxe Corp.	1,307	32,597
Dfc Global Corp.*	1,180	21,747
Dollar Thrifty Automotive Group, Inc.*	803	65,011
Education Management Corp.*	1,500	10,425
Electro Rent Corp.	415	6,735
Euronet Worldwide, Inc.*	1,255	21,486
Examworks Group, Inc.*	600	7,938
ExlService Holdings, Inc.*	900	22,176
Firsthand Technology Value Fund, Inc.*	500	8,830
Forrester Research, Inc.	375	12,698
Franklin Covey Co.*	241	2,468
FTI Consulting, Inc.*	1,256	36,110
Global Cash Access Holdings, Inc.*	2,396	17,275
Grand Canyon Education, Inc.*	1,356	28,395
Great Lakes Dredge & Dock Corp.	1,351	9,619
Green Dot Corp.*	900	19,908
H&E Equipment Services, Inc.*	959	14,414
Healthcare Services Group	1,680	32,558
Heartland Payment Systems, Inc.	969	29,148
Heidrick & Struggles International, Inc.	369	6,458
Hill International, Inc.*	589	1,885
Hillenbrand, Inc.	1,674	30,768
HMS Holdings Corp.*	2,515	83,775
Hudson Global, Inc.*	600	2,502
Huron Consulting Group, Inc.*	528	16,711
ICF International, Inc.*	448	10,680
Insperity, Inc.	524	14,174
Intersections, Inc.	300	4,755
K12, Inc.*	752	17,522
Kelly Services, Inc., Class A	614	7,927
Kenexa Corp.*	734	21,308
Kforce, Inc.*	686	9,234
Korn/Ferry International*	1,090	15,642
Landauer, Inc.	280	16,052
Lincoln Educational Services Corp.	565	3,673
Live Nation Entertainment, Inc.*	3,771	34,618
Mac-Gray Corp.	199	2,804
Maximus, Inc.	1,044	54,027
McGrath Rentcorp	753	19,954
Medifast, Inc.*	231	4,546
Moneygram International Inc*	878	12,819
Monro Muffler Brake, Inc.	937	31,146
Monster Worldwide, Inc.*	3,900	33,150
Multi-Color Corp.	367	8,162
National American University Holdings, Inc.	400	1,720
National Research Corp.	29	1,518
Navigant Consulting, Inc.*	1,584	20,022

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals Services — (continued)
Odyssey Marine Exploration, Inc.*	1,800	$6,732
On Assignment, Inc.*	1,452	23,174
Parexel International Corp.*	1,799	50,786
Pendrell Corp.*	3,700	4,144
PHH Corp.*	1,389	24,280
PRGX Global*	600	4,770
Quad Graphics, Inc.	600	8,628
Rent-A-Center, Inc.	1,653	55,772
Resources Connection, Inc.	1,022	12,571
RPX Corp.*	900	12,915
ServiceSource International, Inc.*	1,700	23,545
Sotheby’s	2,041	68,088
Standard Parking Corp.*	393	8,457
Steiner Leisure Ltd.	443	20,560
Stewart Enterprises, Inc., Class A	2,008	14,337
Strayer Education, Inc.	400	43,608
Swisher Hygiene, Inc.*	2,100	5,313
Team Health Holdings, Inc.*	672	16,188
Team, Inc.*	492	15,341
TeleTech Holdings, Inc.*	707	11,312
The Advisory Board Co.*	950	47,110
The Corporate Executive Board Co.	969	39,613
The GEO Group, Inc.*	1,973	44,827
The Hackett Group, Inc.*	516	2,874
The Providence Service Corp.*	200	2,742
TMS International Corp.*	300	2,991
TNS, Inc.*	642	11,517
TrueBlue, Inc.*	1,176	18,204
Universal Technical Institute, Inc.	525	7,093
Valassis Communications, Inc.*	1,366	29,710
Viad Corp.	471	9,420
VistaPrint N.V.	1,200	38,760
Wright Express Corp.*	1,057	65,238
Zillow, Inc.*	188	7,262
Zipcar, Inc.*	1,200	14,076

		2,152,806

Computers — 1.9%
3D Systems Corp.*	1,256	42,880
Acorn Energy, Inc.	1,000	8,320
Agilysys, Inc.*	376	3,260
CACI International, Inc., Class A*	750	41,265
Ciber, Inc.*	1,557	6,711
Computer Task Group, Inc.*	279	4,182
Cray, Inc.*	699	8,444
Datalink Corp.*	900	8,595
Digimarc Corp.	100	2,566
Easylink Services International Corp.*	1,500	10,860
Echelon Corp.*	705	2,453
Electronics for Imaging, Inc.*	1,324	21,515
iGate Corp.*	757	12,884
Imation Corp.*	584	3,451
Immersion Corp.*	842	4,740
Insight Enterprises, Inc.*	1,243	20,920
J2 Global Inc	1,174	31,017

	Number of Shares	Value†

Computers — (continued)
Keyw Holding Corp. (The)*	300	$3,012
LivePerson, Inc.*	1,925	36,691
Manhattan Associates, Inc.*	517	23,632
Maxwell Technologies, Inc.*	666	4,369
Mentor Graphics Corp.*	2,876	43,140
Mercury Computer Systems, Inc.*	736	9,516
MTS Systems Corp.	560	21,588
NetScout Systems, Inc.*	1,265	27,311
OCZ Technology Group, Inc.*	1,700	9,010
Quantum Corp.*	5,361	10,883
RadiSys Corp.*	540	3,391
RealD, Inc.*	1,608	24,056
Silicon Graphics International Corp.*	666	4,276
Spansion, Inc., Class A*	1,200	13,176
STEC, Inc.*	899	7,012
Stratasys, Inc.*	521	25,816
Super Micro Computer, Inc.*	871	13,814
SYKES Enterprises, Inc.*	936	14,939
Synaptics, Inc.*	916	26,225
Syntel, Inc.	380	23,066
Unisys Corp.*	1,224	23,929
Virtusa Corp.*	289	3,858
Vocera Communications,Inc.*	400	10,716

		617,489

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	714	27,710
Inter Parfums, Inc.	324	5,596
Revlon, Inc., Class A*	270	3,842

		37,148

Distribution & Wholesale — 1.2%
Beacon Roofing Supply, Inc.*	1,281	32,307
Brightpoint, Inc.*	1,615	8,737
Chindex International, Inc.*	314	3,077
Core-Mark Holding Co., Inc.	241	11,602
Houston Wire & Cable Co.	369	4,033
Jazz Pharmaceuticals plc	1,209	54,417
MWI Veterinary Supply, Inc.*	326	33,503
Owens & Minor, Inc.	1,676	51,336
Pool Corp.	1,276	51,627
Rentrak Corp.*	165	3,407
ScanSource, Inc.*	781	23,930
Titan Machinery, Inc.*	523	15,884
United Stationers, Inc.	1,119	30,157
Watsco, Inc.	838	61,844

		385,861

Diversified — 0.0%
GSV Capital Corp.*	1,000	9,300

Diversified Financial Services — 2.1%
Aircastle Ltd.	1,376	16,581
Apollo Residential Mortgage, Inc.	932	17,969
Artio Global Investors, Inc.	696	2,436
BGC Partners, Inc., Class A	3,507	20,586

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
Calamos Asset Management, Inc., Class A	469	$5,370
Cohen & Steers, Inc.	517	17,842
Cowen Group, Inc., Class A*	2,090	5,559
Credit Acceptance Corp.*	226	19,081
Diamond Hill Investment Group, Inc.*	50	3,915
Doral Financial Corp.*	3,277	4,916
Duff & Phelps Corp., Class A	670	9,715
Edelman Financial Group, Inc.	682	5,933
Ellie Mae, Inc.*	500	9,000
Encore Capital Group, Inc.*	797	23,607
Epoch Holding Corp.	580	13,212
Evercore Partners, Inc., Class A	1,022	23,905
FBR Capital Markets Corp.*	1,108	3,069
Federal Agricultural Mortgage Corp., Class C	200	5,246
Financial Engines, Inc.*	1,200	25,740
FXCM, Inc.	600	7,056
GAMCO Investors, Inc., Class A	162	7,191
GFI Group, Inc.	1,724	6,138
Greenhill & Co., Inc.	900	32,085
Higher One Holdings, Inc.*	700	8,554
INTL FCstone, Inc.*	293	5,670
Investment Technology Group, Inc.*	1,000	9,200
JMP Group, Inc.	263	1,625
KBW, Inc.	921	15,151
Knight Capital Group, Inc., Class A*	2,825	33,731
Ladenburg Thalmann Financial Services, Inc.*	1,800	2,772
Manning & Napier, Inc.	300	4,269
MarketAxess Holdings, Inc.	1,199	31,941
Marlin Business Services Corp.	200	3,278
National Financial Partners Corp.*	1,015	13,601
Nationstar Mortgage Holdings, Inc.*	800	17,216
Nelnet, Inc., Class A	799	18,377
Netspend Holdings, Inc.*	700	6,433
NewStar Financial, Inc.*	500	6,480
Nicholas Financial, Inc.	300	3,846
Ocwen Financial Corp.*	3,260	61,223
Oppenheimer Holdings, Inc., Class A	238	3,741
Piper Jaffray Cos.*	387	9,067
Portfolio Recovery Associates, Inc.*	516	47,090
Pzena Investment Management, Inc., Class A	130	576
Seacube Container Leasing Ltd.	300	5,121
Solar Senior Capital Ltd.	100	1,690
Stifel Financial Corp.*	1,409	43,538
SWS Group, Inc.*	768	4,093
Teton Advisors, Inc., Class B~	2	26
The First Marblehead Corp.*	714	835
Virtus Investment Partners, Inc.*	172	13,932
Westwood Holdings Group, Inc.	111	4,136
WisdomTree Investments, Inc.*	2,300	15,111
World Acceptance Corp.*	262	17,240

		695,715

	Number of Shares	Value†

Electric — 2.2%
Allete, Inc.	1,151	$48,112
Ameresco, Inc., Class A*	300	3,579
Atlantic Power Corp.*	2,927	37,495
Avista Corp.	1,539	41,091
Black Hills Corp.	1,348	43,365
CH Energy Group, Inc.	462	30,349
Cleco Corp.	1,671	69,898
El Paso Electric Co.	1,177	39,029
EnerNOC, Inc.*	700	5,068
Genie Energy Ltd	300	2,331
GenOn Energy Inc.*	25,000	42,750
IDACORP, Inc.	1,301	54,746
MGE Energy, Inc.	628	29,704
NorthWestern Corp.	980	35,966
Ormat Technologies, Inc.	400	8,556
Otter Tail Corp.	892	20,400
Pike Electric Corp.*	358	2,764
PNM Resources, Inc.	2,010	39,276
Portland General Electric Co.	1,956	52,147
The Empire District Electric Co.	1,219	25,721
UIL Holdings Corp.	1,491	53,467
Unitil Corp.	363	9,620
Uns Energy Corp.	1,027	39,447

		734,881

Electrical Components & Equipment — 1.0%
A123 Systems, Inc.*	1,700	2,142
Acuity Brands, Inc.	1,132	57,630
Advanced Energy Industries, Inc.*	1,393	18,694
American Superconductor Corp.*	1,090	5,123
Belden, Inc.	1,255	41,854
Capstone Turbine Corp.*	9,700	9,797
Coleman Cable, Inc.	300	2,607
Encore Wire Corp.	571	15,291
EnerSys*	1,223	42,891
Generac Holdings, Inc.*	649	15,615
Graham Corp.	266	4,953
InSteel Industries, Inc.	391	4,360
Littelfuse, Inc.	578	32,882
Powell Industries, Inc.*	229	8,555
Power-One, Inc.*	1,424	6,437
Sunpower Corp.*	2,100	10,101
Universal Display Corp.*	1,149	41,295
Vicor Corp.	422	2,929

		323,156

Electronics — 2.1%
American Science & Engineering, Inc.	278	15,693
Analogic Corp.	307	19,034
Badger Meter, Inc.	459	17,235
Bel Fuse, Inc., Class B	269	4,737
Benchmark Electronics, Inc.*	1,677	23,394
Brady Corp., Class A	1,257	34,580
Checkpoint Systems, Inc.*	945	8,231
Coherent, Inc.*	673	29,141

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
CTS Corp.	863	$8,129
Cymer, Inc.*	957	56,415
Daktronics, Inc.	709	4,899
Electro Scientific Industries, Inc.	693	8,191
FARO Technologies, Inc.*	420	17,674
FEI Co.	1,046	50,041
Fluidigm Corp.*	900	13,536
II-VI, Inc.*	1,556	25,938
InvenSense, Inc.*	1,400	15,820
Kemet Corp.*	1,100	6,611
Lecroy Corp.*	400	5,704
Measurement Specialties, Inc.*	370	12,029
Methode Electronics, Inc.	860	7,319
Multi-Fineline Electronix, Inc.*	152	3,745
Newport Corp.*	863	10,373
NVE Corp.*	109	5,859
OSI Systems, Inc.*	557	35,280
Park Electrochemical Corp.	633	16,382
Plexus Corp.*	903	25,465
Rofin-Sinar Technologies, Inc.*	686	12,986
Rogers Corp.*	460	18,221
Sanmina-SCI Corp.*	2,326	19,050
SRS Labs, Inc.*	221	1,989
Stoneridge, Inc.*	673	4,583
Taser International, Inc.*	1,711	8,966
TTM Technologies, Inc.*	1,259	11,847
Viasystems Group, Inc.*	100	1,700
Vishay Precision Group, Inc.*	300	4,185
Watts Water Technologies, Inc., Class A	917	30,573
Woodward, Inc.	2,023	79,787
Zagg, Inc.*	500	5,455
Zygo Corp.*	382	6,823

		687,620

Energy-Alternate Sources — 0.3%
Amyris, Inc.*	400	1,772
Clean Energy Fuels Corp.*	2,200	34,100
First Solar, Inc.*	2,000	30,120
FuelCell Energy, Inc.*	2,681	2,708
Futurefuel Corp.	500	5,255
Gevo, Inc.*	200	994
Green Plains Renewable Energy, Inc.*	467	2,914
Headwaters, Inc.*	1,480	7,622
Kior, Inc - Class A*	380	3,401
Rex Stores Corp.*	192	3,748
Solazyme, Inc.*	1,300	18,070

		110,704

Engineering & Construction — 0.6%
Argan, Inc.*	136	1,901
Dycom Industries, Inc.*	853	15,874
EMCOR Group, Inc.	1,763	49,047
Exponent, Inc.*	320	16,906
Granite Construction, Inc.	944	24,648
Layne Christensen Co.*	426	8,814

	Number of Shares	Value†

Engineering & Construction — (continued)
MasTec, Inc.*	1,964	$29,539
Michael Baker Corp.*	191	4,983
Mistras Group, Inc.*	300	7,884
MYR Group, Inc.*	583	9,946
Orion Marine Group, Inc.*	437	3,041
Sterling Construction Co., Inc.*	353	3,608
Tutor Perini Corp.	997	12,632
VSE Corp.	104	2,474

		191,297

Entertainment — 1.0%
Carmike Cinemas, Inc.*	800	11,720
Churchill Downs, Inc.	320	18,813
International Speedway Corp.	700	18,326
Isle of Capri Casinos, Inc.*	241	1,487
Lions Gate Entertainment Corp.*	2,700	39,798
Marriott Vacations Worldwide Corp.*	900	27,882
Multimedia Games, Inc.*	1,070	14,980
National CineMedia, Inc.	1,474	22,361
Pinnacle Entertainment, Inc.*	1,782	17,143
Scientific Games Corp., Class A*	1,500	12,825
Shuffle Master, Inc.*	1,285	17,733
Six Flags Entertainment Corp.	1,057	57,268
Speedway Motorsports, Inc.	316	5,343
Vail Resorts, Inc.	946	47,376

		313,055

Environmental Control — 0.7%
Ada-Es, Inc.*	400	10,148
Calgon Carbon Corp.*	1,462	20,790
Casella Waste Systems, Inc., Class A*	600	3,510
Darling International, Inc.*	3,067	50,575
Energy Recovery, Inc.*	1,918	4,603
EnergySolutions, Inc.*	2,066	3,492
Heckmann Corp.*	4,413	14,916
Heritage-Crystal Clean, Inc.*	200	3,270
Met-Pro Corp.	452	4,163
Metalico, Inc.*	781	1,718
Mine Safety Appliances Co.	721	29,013
Rentech, Inc.*	7,187	14,805
Tetra Tech, Inc.*	1,664	43,397
TRC Cos., Inc.*	500	3,040
U.S. Ecology, Inc.	442	7,841

		215,281

Food — 2.0%
Annie’s, Inc.*	300	12,558
Arden Group, Inc., Class A	11	959
B&G Foods, Inc., Class A	1,372	36,495
Cal-Maine Foods, Inc.	323	12,629
Calavo Growers, Inc.	251	6,421
Chefs Warehouse Holdings, Inc.*	450	8,123
Chiquita Brands International, Inc.*	1,024	5,120
Diamond Foods, Inc.*	576	10,276
Dole Food Co., Inc.*	860	7,551
Fresh Del Monte Produce, Inc.	916	21,499

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Food — (continued)
Harris Teeter Supermarkets, Inc.	1,237	$50,705
Ingles Markets, Inc., Class A	304	4,873
J&J Snack Foods Corp.	532	31,441
Lancaster Colony Corp.	472	33,611
Lifeway Foods, Inc.	87	902
Nash Finch Co.	240	5,155
Pilgrim’s Pride Corp.*	1,787	12,777
Post Holdings, Inc.*	900	27,675
Sanderson Farms, Inc.	734	33,632
Seaboard Corp.*	9	19,197
Seneca Foods Corp., Class A*	211	5,676
Smart Balance, Inc.*	1,879	17,644
Snyders-Lance, Inc.	1,279	32,269
Spartan Stores, Inc.	602	10,914
SUPERVALU, Inc.	6,900	35,742
The Hain Celestial Group, Inc.*	962	52,948
Tootsie Roll Industries, Inc.	560	13,362
TreeHouse Foods, Inc.*	1,114	69,391
United Natural Foods, Inc.*	1,400	76,804
Village Super Market, Inc., Class A	168	5,473
Weis Markets, Inc.	266	11,842

		673,664

Forest Products & Paper — 0.6%
Boise, Inc.*	2,425	15,957
Buckeye Technologies, Inc.	1,080	30,769
Clearwater Paper Corp.*	678	23,134
Deltic Timber Corp.	292	17,806
KapStone Paper and Packaging Corp.*	920	14,582
Neenah Paper, Inc.	574	15,320
P.H. Glatfelter Co.	1,059	17,336
Resolute Forest Products*	2,600	30,108
Schweitzer-Mauduit International, Inc.	438	29,845
Wausau Paper Corp.	1,581	15,383

		210,240

Gas — 1.2%
BBcn Bancorp Inc*	1,885	20,528
Chesapeake Utilities Corp.	257	11,236
Delta Natural Gas CO., Inc.	400	8,692
New Jersey Resources Corp.	1,232	53,728
Northwest Natural Gas Co.	850	40,460
Piedmont Natural Gas Co., Inc.	2,151	69,241
South Jersey Industries, Inc.	840	42,815
Southwest Gas Corp.	1,194	52,118
The Laclede Group, Inc.	556	22,134
WGL Holdings, Inc.	1,494	59,386

		380,338

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	585	29,911

Healthcare Products — 3.5%
Abaxis, Inc.*	629	23,273
Abiomed, Inc.*	789	18,005
Accuray, Inc.*	1,538	10,520
Affymetrix, Inc.*	2,371	11,120

	Number of Shares	Value†

Healthcare Products — (continued)
Align Technology, Inc.*	2,165	$72,441
Alphatec Holdings, Inc.*	816	1,501
AngioDynamics, Inc.*	558	6,702
ArthroCare Corp.*	755	22,106
Atricure, Inc.*	400	3,844
Atrion Corp.	37	7,584
Cantel Medical Corp.	450	12,262
Cardiovascular Systems, Inc.*	400	3,916
Cepheid, Inc.*	1,980	88,605
Cerus Corp.*	800	2,656
Conceptus, Inc.*	792	15,697
CONMED Corp.	803	22,219
CryoLife, Inc.*	599	3,133
Cyberonics, Inc.*	732	32,896
Cynosure, Inc., Class A*	195	4,124
DexCom, Inc.*	2,242	29,056
Endologix, Inc.*	1,298	20,041
Exactech, Inc.*	209	3,505
Genomic Health, Inc.*	509	17,001
Greatbatch, Inc.*	693	15,738
Haemonetics Corp.*	673	49,876
Hanger Orthopedic Group, Inc.*	808	20,717
Hansen Medical, Inc.*	1,388	3,151
HeartWare International, Inc.*	389	34,543
ICU Medical, Inc.*	279	14,893
Insulet Corp.*	1,146	24,490
Integra LifeSciences Holdings Corp.*	526	19,557
Invacare Corp.	690	10,647
IRIS International, Inc.*	550	6,215
Luminex Corp.*	1,353	33,135
MAKO Surgical Corp.*	905	23,177
Masimo Corp.*	1,404	31,422
Medtox Scientific, Inc.*	200	5,392
Merge Healthcare, Inc.*	1,657	4,739
Meridian Bioscience, Inc.	1,160	23,734
Merit Medical Systems, Inc.*	1,075	14,846
Natus Medical, Inc.*	575	6,681
NuVasive, Inc.*	1,406	35,656
NxStage Medical, Inc.*	1,684	28,224
OraSure Technologies, Inc.*	1,201	13,499
Orthofix International NV*	471	19,429
Palomar Medical Technologies, Inc.*	361	3,068
Photomedex, Inc.*	700	8,505
PSS World Medical, Inc.*	1,485	31,170
Quidel Corp.*	651	10,208
Rockwell Medical Technologies, Inc.*	400	3,724
Solta Medical, Inc.*	1,200	3,516
Spectranetics Corp.*	765	8,736
STAAR Surgical Co.*	700	5,439
STERIS Corp.	1,532	48,059
SurModics, Inc.*	273	4,723
Symmetry Medical, Inc.*	944	8,100
The Female Health Co.	304	1,784
Tornier BV	300	6,726
Unilife Corp.*	1,910	6,456

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Vascular Solutions, Inc.*	283	$3,554
Volcano Corp.*	1,364	39,079
West Pharmaceutical Services, Inc.	889	44,886
Wright Medical Group, Inc.*	1,061	22,652
Young Innovations, Inc.	97	3,346

		1,135,699

Healthcare Services — 1.6%
Acadia Healthcare CO Inc*	900	15,786
Air Methods Corp.*	329	32,324
Almost Family, Inc.*	177	3,954
Amedisys, Inc.*	806	10,035
Amsurg Corp.*	1,023	30,670
Assisted Living Concepts, Inc., Class A	404	5,745
Bio-Reference Labs, Inc.*	707	18,580
Capital Senior Living Corp.*	436	4,622
Centene Corp.*	1,468	44,275
Emeritus Corp.*	683	11,495
Five Star Quality Care, Inc.*	800	2,456
Gentiva Health Services, Inc.*	623	4,317
HealthSouth Corp.*	2,536	58,987
Healthways, Inc.*	658	5,251
IPC The Hospitalist Co., Inc.*	447	20,258
Kindred Healthcare, Inc.*	1,586	15,590
LHC Group, Inc.*	382	6,479
Magellan Health Services, Inc.*	741	33,590
Metropolitan Health Networks, Inc.*	1,679	16,068
Molina Healthcare, Inc.*	868	20,363
National Healthcare Corp.	406	18,363
Select Medical Holdings Corp.*	1,300	13,143
Skilled Healthcare Group, Inc., Class A*	561	3,523
Sun Healthcare Group, Inc.*	518	4,336
Sunrise Senior Living, Inc.*	1,334	9,725
The Ensign Group, Inc.	540	15,266
Triple-S Management Corp., Class B*	691	12,631
U.S. Physical Therapy, Inc.	591	15,029
Vanguard Health Systems, Inc.*	987	8,774
WellCare Health Plans, Inc.*	1,126	59,678

		521,313

Holding Companies — 0.1%
Harbinger Group, Inc.*	1,775	13,827
Primoris Services Corp.	890	10,680

		24,507

Home Builders — 0.5%
Beazer Homes USA, Inc.*	1,421	4,618
Cavco Industries, Inc.*	169	8,666
Hovnanian Enterprises, Inc., Class A*	1,610	4,669
KB Home	2,400	23,520
M.D.C. Holdings, Inc.	1,300	42,471
M/I Homes, Inc.*	336	5,820
Meritage Homes Corp.*	690	23,419
Standard Pacific Corp.*	3,690	22,841
The Ryland Group, Inc.	1,346	34,431

	Number of Shares	Value†

Home Builders — (continued)
Winnebago Industries, Inc.*	722	$7,357

		177,812

Home Furnishings — 0.4%
American Woodmark Corp.*	169	2,890
DTS, Inc.*	374	9,754
Ethan Allen Interiors, Inc.	628	12,516
Kimball International, Inc., Class B	744	5,729
La-Z-Boy, Inc.*	1,262	15,510
Sealy Corp.*	445	823
Select Comfort Corp.*	1,572	32,886
TiVo, Inc.*	4,055	33,535
Universal Electronics, Inc.*	300	3,951
Voxx International Corp*	825	7,689

		125,283

Hotels & Resorts — 0.1%
Caesars Entertainment Corp.*	1,300	14,820
Chatham Lodging Trust	200	2,856

		17,676

Household Products & Wares — 0.6%
ACCO Brands Corp.*	3,393	35,084
American Greetings Corp., Class A	1,043	15,249
At Cross Co. Class A*	300	2,961
Blyth, Inc.	282	9,746
Central Garden and Pet Co., Class A*	1,202	13,090
CSS Industries, Inc.	212	4,357
Ennis, Inc.	858	13,196
Helen of Troy Ltd.	895	30,331
Oil-Dri Corp. of America	97	2,124
Prestige Brands Holdings, Inc.*	1,372	21,691
Spectrum Brands Holdings, Inc.*	800	26,056
WD-40 Co.	446	22,215

		196,100

Housewares — 0.0%
Libbey, Inc.*	500	7,685
Lifetime Brands, Inc.	200	2,494

		10,179

Industrial — 0.1%
Aegion Corp*	1,155	20,663
Proto Labs Inc*	300	8,628
Rexnord Corp.*	1,000	20,040

		49,331

Insurance — 2.4%
Alterra Capital Holdings Ltd.	2,360	55,106
American Equity Investment Life Holding Co.	1,776	19,554
American Safety Insurance Holdings Ltd.	395	7,406
AMERISAFE, Inc.*	508	13,183
AmTrust Financial Services, Inc.	548	16,281
Argo Group International Holdings Ltd.	647	18,938
Baldwin & Lyons, Inc., Class B	125	2,905
Citizens, Inc.*	1,466	14,294

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
CNO Financial Group, Inc.	5,893	$45,965
Crawford & Co., Class B	338	1,382
Donegal Group, Inc., Class A	283	3,758
eHealth, Inc.*	520	8,377
EMC Insurance Group, Inc.	100	2,020
Employers Holdings, Inc.	882	15,911
Enstar Group Ltd.	274	27,110
FBL Financial Group, Inc., Class A	327	9,159
First American Financial Corp.	2,773	47,030
Flagstone Reinsurance Holdings SA	1,441	11,542
Global Indemnity Plc	383	7,756
Greenlight Capital Re Ltd., Class A	928	23,590
Hallmark Financial Services, Inc.*	255	1,989
Hilltop Holdings, Inc.*	792	8,166
Horace Mann Educators Corp.	1,509	26,377
Infinity Property & Casualty Corp.	320	18,454
Kansas City Life Insurance Co.	73	2,569
Maiden Holdings Ltd.	1,168	10,138
Meadowbrook Insurance Group, Inc.	1,518	13,343
MGIC Investment Corp.*	4,627	13,326
Montpelier Re Holdings Ltd.	1,707	36,342
National Interstate Corp.	102	2,712
National Western Life Insurance Co., Class A	52	7,380
Onebeacon Insurance Group Ltd.	600	7,812
Platinum Underwriters Holdings Ltd.	956	36,424
Presidential Life Corp.	410	4,030
Primerica, Inc.	1,500	40,095
Radian Group, Inc.	4,803	15,802
RLI Corp.	661	45,080
Safety Insurance Group, Inc.	382	15,525
SeaBright Insurance Holdings, Inc.	344	3,058
Selective Insurance Group	1,375	23,939
State Auto Financial Corp.	376	5,283
Stewart Information Services Corp.	608	9,333
Symetra Financial Corp.	2,500	31,550
The Navigators Group, Inc.*	295	14,765
The Phoenix Cos., Inc.*	2,923	5,408
Tower Group, Inc.	1,013	21,141
United Fire Group, Inc.	680	14,504
Universal American Corp.*	780	8,213
Universal Insurance Holdings, Inc.	251	856

		794,881

Internet — 2.9%
1-800-Flowers.com, Inc., Class A*	737	2,572
AboveNet, Inc.*	616	51,744
Ancestry.com, Inc.*	901	24,804
Angie’s List, Inc.*	1,300	20,592
Bankrate, Inc.*	1,523	28,008
Bazaarvoice, Inc.*	500	9,100
Blucora, Inc.*	896	11,039
Blue Nile, Inc.*	339	10,072
Boingo Wireless, Inc.*	900	10,458
BroadSoft, Inc.*	661	19,143
Cogent Communications Group, Inc.*	1,219	23,466

	Number of Shares	Value†

Internet — (continued)
comScore, Inc.*	959	$15,785
Constant Contact, Inc.*	865	15,466
DealerTrack Holdings, Inc.*	1,296	39,022
Dice Holdings, Inc.*	1,163	10,921
Digital River, Inc.*	1,088	18,083
EarthLink, Inc.	3,116	23,183
ePlus, Inc.*	74	2,394
eResearchTechnology, Inc.*	950	7,590
ExactTarget, Inc.*	500	10,930
Global Sources Ltd.	372	2,455
HealthStream, Inc.*	400	10,400
ICG Group, Inc.*	1,228	11,359
Internap Network Services Corp.*	1,321	8,600
IntraLinks Holdings, Inc.*	800	3,504
Keynote Systems, Inc.	428	6,356
KIT Digital, Inc.*	1,229	5,272
Limelight Networks, Inc.*	1,172	3,434
Lionbridge Technologies, Inc.*	1,243	3,915
Liquidity Services, Inc.*	735	37,625
ModusLink Global Solutions, Inc.*	945	2,825
Move, Inc*	779	7,097
NIC, Inc.*	1,529	19,418
NutriSystem, Inc.	537	6,208
OpenTable, Inc.*	656	29,527
Orbitz Worldwide, Inc.*	476	1,737
Overstock.com, Inc.*	271	1,873
Perficient, Inc.*	745	8,366
QuinStreet, Inc.*	715	6,621
ReachLocal, Inc.*	200	2,200
Realnetworks, Inc.*	515	4,450
Responsys, Inc.*	1,400	16,968
Saba Software, Inc.*	752	6,979
Safeguard Scientifics, Inc.*	450	6,966
Sapient Corp.*	3,852	38,790
Shutterfly, Inc.*	1,190	36,521
Sourcefire, Inc.*	770	39,578
SPS Commerce, Inc.*	200	6,076
Stamps.com, Inc.*	362	8,930
support.com, Inc.*	1,139	3,633
TechTarget, Inc.*	500	2,520
The Active Network, Inc.*	1,400	21,546
Towerstream Corp.*	900	3,735
Travelzoo, Inc.*	111	2,522
U.S. Auto Parts Network, Inc.*	338	1,413
United Online, Inc.	2,790	11,774
Unwired Planet, Inc.*	1,814	4,172
ValueClick, Inc.*	2,090	34,255
VASCO Data Security International, Inc.*	728	5,955
VirnetX Holding Corp.*	1,283	45,226
Vitacost.com, Inc.*	1,300	7,670
Vocus, Inc.*	381	7,087
Web.com Group, Inc.*	1,200	21,984
Webmd Health Corp.*	1,600	32,816
Websense, Inc.*	999	18,711
XO Group, Inc.*	659	5,845

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Yelp, Inc.*	500	$11,365
Zix Corp.*	1,148	2,985

		943,636

Investment Companies — 1.1%
American Realty Capital Trust, Inc.	4,800	52,416
Apollo Investment Corp.	5,658	43,453
Arlington Asset Investment Corp., Class A	100	2,171
BlackRock Kelso Capital Corp.	1,936	18,895
Capital Southwest Corp.	59	6,068
Fifth Street Finance Corp.	2,293	22,884
Gladstone Capital Corp.	412	3,251
Gladstone Investment Corp.	879	6,496
Golub Capital BDC, Inc.	226	3,410
Harris & Harris Group, Inc.*	362	1,376
Hercules Technology Growth Capital, Inc.	1,281	14,527
Kohlberg Capital Corp.	552	4,007
Main Street Capital Corp.	791	19,142
MCG Capital Corp.	1,854	8,528
Medallion Financial Corp.	248	2,634
Medley Capital Group	438	5,273
MVC Capital, Inc.	481	6,229
New Mountain Finance Corp.	219	3,108
NGP Capital Resources Co.	314	2,223
PennantPark Investment Corp.	2,226	23,039
Prospect Capital Corp.	3,838	43,715
Solar Capital Ltd.	977	21,748
THL Credit, Inc.	200	2,694
TICC Capital Corp.	1,518	14,725
Triangle Capital Corp.	731	16,652

		348,664

Iron & Steel — 0.2%
AK Steel Holding Corp.	3,900	22,893
Metals USA Holdings Corp.*	200	3,182
Schnitzer Steel Industries, Inc., Class A	900	25,218
Universal Stainless & Alloy Products, Inc.*	133	5,466

		56,759

Leisure Time — 0.6%
Arctic Cat, Inc.*	444	16,233
Black Diamond, Inc.*	400	3,780
Brunswick Corp.	2,668	59,283
Callaway Golf Co.	2,146	12,683
Interval Leisure Group, Inc.	1,116	21,215
Life Time Fitness, Inc.*	1,159	53,905
Marine Products Corp.	160	973
Town Sports International Holdings, Inc.*	600	7,974
WMS Industries, Inc.*	1,800	35,910

		211,956

Lodging — 0.3%
Ameristar Casinos, Inc.	805	14,305
Boyd Gaming Corp.*	1,500	10,800
Gaylord Entertainment Co.*	823	31,735
Marcus Corp.	433	5,958

	Number of Shares	Value†

Lodging — (continued)
Monarch Casino & Resort, Inc.*	185	$1,691
Morgans Hotel Group Co.*	394	1,852
Orient-Express Hotels Ltd., Class A*	3,345	27,998
Red Lion Hotels Corp.*	264	2,283

		96,622

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.*	598	18,347

Machinery — Diversified — 1.4%
Alamo Group, Inc.	117	3,670
Albany International Corp., Class A	632	11,825
Altra Holdings, Inc.	603	9,515
Applied Industrial Technologies, Inc.	1,082	39,872
Briggs & Stratton Corp.	1,336	23,367
Cascade Corp.	228	10,727
Chart Industries, Inc.*	777	53,426
Cognex Corp.	1,357	42,949
Columbus McKinnon Corp.*	485	7,319
DXP Enterprises, Inc.*	322	13,360
Flow International Corp.*	1,208	3,805
Global Power Equipment Group, Inc.	400	8,736
Hurco Cos., Inc.*	200	4,098
Intermec, Inc.*	1,435	8,897
Intevac, Inc.*	341	2,564
iRobot Corp.*	682	15,106
Kadant, Inc.*	299	7,012
Lindsay Corp.	353	22,910
Middleby Corp.*	495	49,307
NACCO Industries, Inc., Class A	122	14,182
Robbins & Myers, Inc.	1,179	49,306
Sauer-Danfoss, Inc.	319	11,143
Tennant Co.	536	21,413
The Gorman-Rupp Co.	401	11,950
Twin Disc, Inc.	235	4,345

		450,804

Media — 0.7%
Belo Corp., Class A	2,160	13,910
Central European Media Enterprises Ltd., Class A	900	4,572
Courier Corp.	247	3,273
Crown Media Holdings, Inc., Class A*	217	380
Cumulus Media, Inc., Class A*	700	2,107
Demand Media, Inc.*	1,300	14,560
Digital Generation Inc*	657	8,127
Dolan Media, Co.*	593	3,991
E.W. Scripps Co., Class A*	1,206	11,590
Entercom Communications Corp., Class A*	400	2,408
Entravision Communications Corp., Class A*	1,000	1,210
Fisher Communications, Inc.*	200	5,982
Journal Communications, Inc., Class A*	884	4,561
Knology, Inc.*	1,236	24,312
LIN TV Corp., Class A*	472	1,425
Martha Stewart Living Omnimedia, Inc., Class A*	562	1,911
Meredith Corp.	1,000	31,940

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Nexstar Broadcasting Group*	400	$2,696
Outdoor Channel Holdings, Inc.*	626	4,576
Saga Communications, Inc.*	100	3,711
Scholastic Corp.	756	21,289
Sinclair Broadcast Group, Inc., Class A	1,117	10,120
The McClatchy Co., Class A*	1,100	2,420
The New York Times Co., Class A*	3,921	30,584
Value Line, Inc.	23	273
World Wrestling Entertainment, Inc., Class A	914	7,148

		219,076

Medical Instruments — 0.0%
Navidea Biopharmaceuticals, Inc.*	2,200	8,184

Metal Fabricate/Hardware — 0.7%
A.M. Castle & Co.*	435	4,620
Ampco-Pittsburgh Corp.	214	3,923
CIRCOR International, Inc.	435	14,829
Dynamic Materials Corp.	290	5,026
Furmanite Corp.*	954	4,636
Haynes International, Inc.	364	18,542
Kaydon Corp.	978	20,919
L.B. Foster Co., Class A	266	7,610
Mueller Industries, Inc.	794	33,816
Mueller Water Products, Inc., Class A	3,692	12,774
NN, Inc.*	400	4,084
Northwest Pipe Co.*	183	4,440
Olympic Steel, Inc.	231	3,793
Omega Flex, Inc.*	59	703
RBC Bearings, Inc.*	637	30,130
RTI International Metals, Inc.*	713	16,135
Sun Hydraulics Corp.	459	11,149
Worthington Industries, Inc.	1,584	32,425

		229,554

Mining — 0.9%
AMCOL International Corp.	598	16,929
Century Aluminum Co.*	1,254	9,192
Coeur d’Alene Mines Corp.*	2,528	44,391
Gaslog Ltd.	1,100	11,165
General Moly, Inc.*	1,499	4,707
Globe Specialty Metals, Inc.	1,714	23,019
Gold Reserve, Inc.*	2,500	8,725
Gold Resource Corp.	700	18,193
Golden Minerals Co.*	868	3,915
Golden Star Resources Ltd.*	6,200	7,192
Hecla Mining Co.	7,317	34,756
Horsehead Holding Corp.*	1,583	15,767
Kaiser Aluminum Corp.	616	31,933
Materion Corp.	457	10,525
Midway Gold Corp.*	2,200	3,058
Noranda Aluminium Holding Corp.	600	4,776
Paramount Gold and Silver Corp.*	2,900	6,960
Revett Minerals, Inc.*	800	2,632
Stillwater Mining Co.*	2,924	24,971
United States Lime & Minerals, Inc.*	29	1,353
Uranerz Energy Corp.*	1,700	2,465

	Number of Shares	Value†

Mining — (continued)
US Antimony Corp.*	2,500	$10,100
US Silica Holdings, Inc.*	600	6,756
Vista Gold Corp.*	1,900	5,529

		309,009

Miscellaneous Manufacturing — 2.1%
A.O. Smith Corp.	1,161	56,761
Actuant Corp., Class A	1,806	49,051
American Railcar Industries, Inc.*	300	8,130
AZZ, Inc.	288	17,643
Barnes Group, Inc.	1,365	33,156
Blount International, Inc.*	1,395	20,437
Ceradyne, Inc.	618	15,852
Chase Corp.	200	2,640
CLARCOR, Inc.	1,498	72,144
EnPro Industries, Inc.*	617	23,057
ESCO Technologies, Inc.	834	30,391
Fabrinet	500	6,275
Federal Signal Corp.*	1,743	10,179
FreightCar America, Inc.	270	6,202
GP Strategies Corp.*	296	5,467
Griffon Corp.	1,156	9,918
Handy & Harman Ltd.*	200	2,696
Hexcel Corp.*	2,820	72,728
John Bean Technologies Corp.	629	8,536
Koppers Holdings, Inc.	620	21,080
LSB Industries, Inc.*	549	16,970
Lydall, Inc.*	300	4,056
Matthews International Corp., Class A	805	26,154
Movado Group, Inc.	360	9,007
Myers Industries, Inc.	725	12,441
NL Industries, Inc.	90	1,122
Park-Ohio Holdings Corp.*	200	3,806
PMFG, Inc.*	486	3,796
Raven Industries, Inc.	473	32,916
Smith & Wesson Holding Corp.*	1,279	10,628
Standex International Corp.	300	12,771
STR Holdings, Inc.*	725	3,306
Sturm Ruger & Co., Inc.	619	24,853
The Brink’s Co.	1,310	30,366
Tredegar Corp.	761	11,080
Trimas Corp.*	1,095	22,009

		697,624

Office Furnishings — 0.4%
Herman Miller, Inc.	1,432	26,521
HNI Corp.	1,243	32,007
Interface, Inc.	1,495	20,377
Knoll, Inc.	1,353	18,157
Steelcase, Inc., Class A	2,431	21,952

		119,014

Oil & Gas — 3.3%
Abraxas Petroleum Corp.*	2,000	6,380
Alon USA Energy, Inc.	152	1,286
Apco Oil and Gas International, Inc.	258	4,657

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Approach Resources, Inc.*	941	$24,033
Arabian American Development CO.*	1,000	9,690
ATP Oil & Gas Corp.*	1,193	4,032
Berry Petroleum Co., Class A	1,534	60,838
Bill Barrett Corp.*	1,225	26,239
Bonanza Creek Energy, Inc.*	500	8,315
BPZ Resources, Inc.*	2,283	5,776
C J Energy Services, Inc.*	1,430	26,455
Callon Petroleum Co.*	1,000	4,260
Carrizo Oil & Gas, Inc.*	1,065	25,038
Clayton Williams Energy, Inc.*	217	10,498
Comstock Resources, Inc.*	1,387	22,775
Contango Oil & Gas Co.*	303	17,938
CVR Energy, Inc.	600	15,948
Delek US Holdings, Inc.	498	8,760
Endeavour International Corp.*	1,352	11,357
Energy Partners Ltd.*	700	11,830
Energy XXI Bermuda Ltd.	2,362	73,907
Evolution Petroleum Corp.*	500	4,170
Forest Oil Corp.*	3,900	28,587
FX Energy, Inc.*	1,389	8,265
Gastar Exploration Ltd.*	1,500	2,895
Georesources, Inc.*	557	20,392
Goodrich Petroleum Corp.*	581	8,053
Gulfport Energy Corp.*	1,763	36,371
Halcon Resources Corp.*	2,400	22,656
Harvest Natural Resources, Inc.*	746	6,378
Hercules Offshore, Inc.*	3,605	12,762
Isramco, Inc.*	21	2,310
Kodiak Oil & Gas Corp.*	7,700	63,217
Magnum Hunter Resources Corp.*	5,200	21,736
Matador Resources Co.*	400	4,296
McMoran Exploration Co.*	2,654	33,626
Midstates Petroleum CO., Inc.*	1,100	10,681
Miller Energy Resources, Inc.*	400	2,000
Northern Oil & Gas, Inc.*	1,753	27,943
Oasis Petroleum, Inc.*	2,436	58,902
Panhandle Oil and Gas, Inc., Class A	117	3,526
Parker Drilling Co.*	2,917	13,156
PDC Energy, Inc.*	1,012	24,814
Penn Virginia Corp.	1,012	7,428
Petroquest Energy, Inc.*	1,539	7,695
Pioneer Drilling Co.*	1,550	12,353
Quicksilver Resources, Inc.*	4,600	24,932
Resolute Energy Corp.*	1,100	10,527
Rex Energy Corp.*	1,000	11,210
Rosetta Resources, Inc.*	1,537	56,316
Sanchez Energy Corp.*	500	10,400
Stone Energy Corp.*	1,279	32,410
Swift Energy Co.*	1,189	22,127
Triangle Petroleum Corp.*	1,100	6,138
Vaalco Energy, Inc.*	1,230	10,615
Vantage Drilling Co.	3,690	5,535
Venoco, Inc.*	686	6,867
Voyager Oil & Gas, Inc.*	1,400	2,464

	Number of Shares	Value†

Oil & Gas — (continued)
W&T Offshore, Inc.	1,043	$15,958
Warren Resources, Inc.*	1,705	4,092
Western Refining, Inc.	1,637	36,456

		1,080,271

Oil & Gas Services — 1.5%
Basic Energy Services, Inc.*	588	6,068
Cal Dive International, Inc.*	2,189	6,348
Dawson Geophysical Co.*	215	5,121
Dril-Quip, Inc.*	1,160	76,084
Exterran Holdings, Inc.*	2,300	29,325
Flotek Industries, Inc.*	1,200	11,208
Forum Energy Technologies, Inc.*	800	15,752
Global Geophysical Services, Inc.*	500	3,060
Gulf Island Fabrication, Inc.	318	8,971
Helix Energy Solutions Group, Inc.*	2,901	47,606
Hornbeck Offshore Services, Inc.*	1,078	41,805
ION Geophysical Corp.*	3,765	24,811
Key Energy Services, Inc.*	4,724	35,902
Lufkin Industries, Inc.	872	47,367
Matrix Service Co.*	687	7,798
Mitcham Industries, Inc.*	300	5,091
Natural Gas Services Group, Inc.*	294	4,357
Newpark Resources, Inc.*	2,112	12,461
OYO Geospace Corp.*	188	16,918
Targa Resources Corp.	900	38,430
Tesco Corp.*	700	8,400
Tetra Technologies, Inc.*	2,279	16,249
TGC Industries, Inc.*	900	8,739
Thermon Group Holdings, Inc.*	300	6,213
Union Drilling, Inc.*	183	820
Willbros Group, Inc.*	1,017	6,570

		491,474

Packaging and Containers — 0.1%
AEP Industries, Inc.*	238	10,365
Graphic Packaging Holding Co.*	5,687	31,278

		41,643

Pharmaceuticals — 3.3%
Achillion Pharmaceuticals, Inc.*	1,700	10,540
Acura Pharmaceuticals, Inc.*	153	480
Aegrion Pharmaceuticals, Inc.*	900	13,356
Akorn, Inc.*	1,613	25,437
Allos Therapeutics, Inc.*	1,315	2,354
Amicus Therapeutics, Inc.*	500	2,750
Ampio Pharmaceuticals, Inc.*	600	3,048
Anacor Pharmaceuticals, Inc.*	500	3,245
Anika Therapeutics, Inc.*	700	9,513
Antares Pharma, Inc.*	1,400	5,096
Array Biopharma, Inc.*	2,248	7,801
Auxilium Pharmaceuticals, Inc.*	1,565	42,083
AVANIR Pharmaceuticals, Inc., Class A*	3,377	13,238
BioScrip, Inc.*	1,011	7,512
Biospecifics Technologies Corp.*	69	1,296
Cadence Pharmaceuticals, Inc.*	814	2,906

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Clovis Oncology, Inc.*	300	$6,504
Corcept Therapeutics, Inc.*	700	3,143
Cornerstone Therapeutics, Inc.*	127	804
Cytori Therapeutics, Inc.*	810	2,187
Depomed, Inc.*	1,183	6,731
Dusa Pharmaceuticals, Inc.*	700	3,654
Dyax Corp.*	1,720	3,664
Endocyte, Inc.*	500	4,110
Furiex Pharmaceuticals, Inc.*	200	4,190
Hi-Tech Pharmacal Co, Inc.*	255	8,262
Idenix Pharmaceuticals, Inc.*	2,593	26,708
Impax Laboratories, Inc.*	1,737	35,209
Infinity Pharmaceuticals, Inc.*	328	4,448
Ironwood Pharmaceuticals, Inc.*	2,461	33,913
Isis Pharmaceuticals, Inc.*	2,810	33,720
Keryx Biopharmaceuticals, Inc.*	1,700	3,060
Lannett Co, Inc.*	197	835
MannKind Corp.*	1,904	4,360
MAP Pharmaceuticals, Inc.*	706	10,576
Medicis Pharmaceutical Corp., Class A	1,674	57,167
Nature’s Sunshine Products, Inc.	200	3,020
Nektar Therapeutics*	3,633	29,318
Neogen Corp.*	568	26,242
Neurocrine Biosciences, Inc.*	1,477	11,683
Nutraceutical International Corp.*	196	2,989
Obagi Medical Products, Inc.*	351	5,360
Omega Protein Corp.*	500	3,680
Opko Health, Inc.*	2,976	13,690
Optimer Pharmaceuticals, Inc.*	1,095	16,994
Orexigen Therapeutics, Inc.*	2,888	15,999
Osiris Therapeutics, Inc.*	373	4,092
Pacira Pharmaceuticals, Inc.*	800	12,832
Pain Therapeutics, Inc.*	779	3,653
Par Pharmaceutical Cos., Inc.*	982	35,489
Pharmacyclics, Inc.*	1,600	87,376
PharMerica Corp.*	820	8,954
Pozen, Inc.*	302	1,884
Progenics Pharmaceuticals, Inc.*	601	5,878
Questcor Pharmaceuticals, Inc.*	1,536	81,777
Raptor Pharmaceutical Corp.*	900	5,031
Rigel Pharmaceuticals, Inc.*	1,590	14,787
Sagent Pharmaceuticals, Inc.*	200	3,616
Santarus, Inc.*	1,297	9,196
Schiff Nutrition International, Inc.	157	2,818
Sciclone Pharmaceuticals, Inc.*	2,277	15,962
SIGA Technologies, Inc.*	685	1,966
Spectrum Pharmaceuticals, Inc.*	1,414	22,002
Sucampo Pharmaceuticals, Inc., Class A*	171	1,202
Synageva Biopharma Corp.*	400	16,224
Synergy Pharmaceuticals, Inc.*	2,100	9,975
Synta Pharmaceuticals Corp.*	721	3,944
Synutra International, Inc.*	311	1,679
Targacept, Inc.*	703	3,023
Theravance, Inc.*	1,816	40,351
Threshold Pharmaceuticals, Inc.*	2,000	14,800

	Number of Shares	Value†

Pharmaceuticals — (continued)
USANA Health Sciences, Inc.*	124	$5,099
Vanda Pharmaceuticals, Inc.*	741	3,260
Viropharma, Inc.*	1,978	46,879
Vivus, Inc.*	2,870	81,910
XenoPort, Inc.*	827	4,995

		1,083,529

Pipelines — 0.2%
Crosstex Energy, Inc.	964	13,496
Semgroup Corp.*	1,300	41,509

		55,005

Precious Metals — 0.1%
McEwen Mining, Inc.*	7,023	21,139

Real Estate — 0.1%
Consolidated-Tomoka Land Co.	124	3,569
Forestar Real Estate Group, Inc.*	863	11,055
HFF, Inc., Class A*	700	9,758
Kennedy-Wilson Holdings, Inc.	781	10,942
Terreno Realty Corp.	175	2,644
Thomas Properties Group, Inc.	1,800	9,792

		47,760

Real Estate Investment Trusts — 0.5%
AG Mortgage Investment Trust, Inc	288	6,189
American Assets Trust, Inc.	800	19,400
American Capital Mortgage. Inc.	1,243	29,683
Armour Residential REIT, Inc.	5,500	39,105
RAIT Financial Trust,Inc.	906	4,186
RLJ Lodging Trust	3,200	58,016
STAG lndustrial, Inc.	400	5,832
Summitt Hotel Properties	700	5,859

		168,270

Retail — 6.3%
Aeropostale, Inc.*	2,284	40,724
AFC Enterprises*	559	12,935
America’s Car-Mart, Inc.*	227	8,819
ANN, Inc.*	1,385	35,304
Asbury Automotive Group, Inc.*	749	17,744
Barnes & Noble, Inc.*	700	11,522
Bebe Stores, Inc.	1,517	8,905
Benihana Inc	400	6,444
Big 5 Sporting Goods Corp.	381	2,880
Biglari Holdings, Inc.*	29	11,205
BJ’s Restaurants, Inc.*	620	23,560
Bob Evans Farms, Inc.	842	33,848
Body Central Corp.*	500	4,500
Bravo Brio Restaurant Group, Inc.*	500	8,915
Brown Shoe Co., Inc.	954	12,316
Buffalo Wild Wings, Inc.*	547	47,392
Cabela’s, Inc.*	1,208	45,674
Caribou Coffee Co., Inc.*	1,005	12,975
Carrols Restaurant Group, Inc.*	213	1,265
Casey’s General Stores, Inc.	1,040	61,350

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Cash America International, Inc.	925	$40,737
Casual Male Retail Group, Inc.*	800	2,904
CEC Entertainment, Inc.	572	20,804
Citi Trends, Inc.*	303	4,678
Coinstar, Inc.*	850	58,361
Collective Brands, Inc.*	1,782	38,170
Conn’s, Inc.*	804	11,899
Cost Plus, Inc.*	500	11,000
Cracker Barrel Old Country Store, Inc.	624	39,187
Denny’s Corp.*	2,352	10,443
Destination Maternity Corp.	578	12,485
DineEquity, Inc.*	371	16,561
Domino’s Pizza, Inc.	1,629	50,352
Einstein Noah Restaurant Group, Inc.	84	1,475
Express, Inc.*	2,754	50,040
Ezcorp, Inc., Class A*	1,266	29,700
Fiesta Restaurant Group, Inc.*	213	2,818
Fifth & Pacific CO., Inc.*	2,771	29,733
First Cash Financial Services, Inc.*	962	38,644
Francesca’s Holdings Corp.*	1,158	31,278
Fred’s, Inc., Class A	931	14,235
Genesco, Inc.*	795	47,819
Gordmans Stores, Inc.*	200	3,300
Group 1 Automotive, Inc.	607	27,685
Haverty Furniture Cos., Inc.	550	6,143
Hhgregg, Inc.*	662	7,487
Hibbett Sports, Inc.*	755	43,571
Hot Topic, Inc.	1,095	10,611
HSN, Inc.	1,079	43,538
Jack in the Box, Inc.*	1,214	33,846
Jamba, Inc.*	1,100	2,156
Jos. A. Bank Clothiers, Inc.*	699	29,680
Kenneth Cole Productions, Inc., Class A*	158	2,378
Kirkland’s, Inc.*	427	4,804
Krispy Kreme Doughnuts, Inc.*	1,322	8,448
Lithia Motors, Inc., Class A	494	11,387
Luby’s, Inc.*	600	4,020
Lumber Liquidators Holdings, Inc.*	933	31,526
MarineMax, Inc.*	400	3,804
Mattress Firm Holding Corp.*	500	15,155
New York & Co., Inc.*	583	2,029
Office Depot, Inc.*	8,800	19,008
OfficeMax, Inc.*	2,761	13,971
Papa John’s International, Inc.*	455	21,644
PC Connection, Inc.*	165	1,752
Penske Automotive Group, Inc.	1,276	27,102
PetMed Express, Inc.	413	5,022
PF Chang’s China Bistro, Inc.	525	27,022
Pier 1 Imports, Inc.	2,644	43,441
Pricesmart, Inc.	531	35,848
RadioShack Corp.	3,900	14,976
Red Robin Gourmet Burgers, Inc.*	320	9,763
Regis Corp.	1,532	27,515
Rite Aid Corp.*	17,672	24,741
Roundy’s, Inc.	900	9,189

	Number of Shares	Value†

Retail — (continued)
Ruby Tuesday, Inc.*	1,513	$10,303
Rue21, Inc.*	379	9,566
Rush Enterprises, Inc., Class A*	1,035	16,922
Ruth’s Hospitality Group, Inc.*	1,695	11,187
Saks, Inc.*	3,241	34,517
Shoe Carnival, Inc.	358	7,693
Skullcandy, Inc*	407	5,759
Sonic Automotive, Inc., Class A	934	12,768
Sonic Corp.*	1,532	15,351
Stage Stores, Inc.	881	16,140
Stein Mart, Inc.	761	6,050
Steinway Musical Instruments, Inc.*	125	3,062
Susser Holdings Corp.*	302	11,225
Systemax, Inc.*	262	3,097
Talbots, Inc.*	1,494	3,765
Teavana Holdings, Inc.*	290	3,924
Texas Roadhouse, Inc.	1,970	36,307
The Bon-Ton Stores, Inc.	200	1,562
The Buckle, Inc.	849	33,595
The Cato Corp., Class A	804	24,490
The Cheesecake Factory, Inc.*	1,516	48,451
The Children’s Place Retail Stores, Inc.*	694	34,582
The Finish Line, Inc., Class A	1,393	29,128
The Men’s Wearhouse, Inc.	1,356	38,158
The Pantry, Inc.*	454	6,674
The Pep Boys - Manny, Moe, & Jack*	1,705	16,879
The Wet Seal, Inc., Class A*	2,604	8,229
Tuesday Morning Corp.*	1,129	4,843
Vera Bradley, Inc.*	500	10,540
Vitamin Shoppe, Inc.*	800	43,944
West Marine, Inc.*	264	3,102
Winmark Corp.	100	5,855
Zumiez, Inc.*	703	27,839

		2,089,669

Savings & Loans — 0.9%
Astoria Financial Corp.	2,201	21,570
Bank Mutual Corp.	632	2,787
BankFinancial Corp.	609	4,586
Beneficial Mutual Bancorp, Inc.*	649	5,601
Berkshire Hills Bancorp, Inc.	602	13,244
BofI Holding, Inc.*	100	1,976
Brookline Bancorp, Inc.	2,222	19,665
Cape Bancorp, Inc.*	300	2,493
Clifton Savings Bancorp, Inc.	150	1,561
Dime Community Bancshares Inc.	730	9,702
ESB Financial Corp.	194	2,561
ESSA Bancorp, Inc.	319	3,445
Everbank Financial Corp.*	1,000	10,870
First Defiance Financial Corp.	300	5,136
First Financial Holdings, Inc.	319	3,420
First Pactrust Bancorp, Inc.	200	2,372
Flushing Financial Corp.	638	8,696
Fox Chase Bancorp, Inc.	420	6,065
Home Federal Bancorp, Inc.	253	2,656
Home Loan Servicing Solutions Ltd.	700	9,380

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
Homestreet ,Inc.*	300	$9,597
Investors Bancorp, Inc.*	1,156	17,444
Kearny Financial Corp.*	152	1,473
Meridian Interstate Bancorp, Inc.*	139	1,935
Northfield Bancorp, Inc.	423	6,011
Northwest Bancshares, Inc.	2,475	28,982
OceanFirst Financial Corp.	327	4,696
Oritani Financial Corp.	1,318	18,966
Provident Financial Services, Inc.	1,703	26,141
Provident New York Bancorp	951	7,218
Rockville Financial, Inc.	730	8,446
Roma Financial Corp.	126	1,074
Territorial Bancorp, Inc.	243	5,533
United Financial Bancorp, Inc.	440	6,327
Viewpoint Financial Group	866	13,544
Westfield Financial, Inc.	784	5,723
WSFS Financial Corp.	157	6,344

		307,240

Semiconductors — 3.2%
Aeroflex Holding Corp.*	500	3,025
Alpha & Omega Semiconductor, Ltd.	400	3,660
Amkor Technology, Inc.*	2,511	12,254
Anadigics, Inc.*	1,379	2,496
Applied Micro Circuits Corp.*	1,358	7,768
ATMI, Inc.*	928	19,089
AuthenTec, Inc.*	2,200	9,526
Axcelis Technologies, Inc.*	2,000	2,400
AXT, Inc.*	600	2,370
Brooks Automation, Inc.	1,977	18,663
Cabot Microelectronics Corp.*	661	19,308
Cavium, Inc.*	1,279	35,812
CEVA, Inc.*	671	11,816
Cirrus Logic, Inc.*	1,881	56,204
Cohu, Inc.	504	5,121
Diodes, Inc.*	999	18,751
DSP Group, Inc.*	557	3,531
Emulex Corp.*	2,606	18,763
Entegris, Inc.*	3,370	28,780
Entropic Communications, Inc.*	2,032	11,460
Exar Corp.*	732	5,973
FormFactor, Inc.*	1,172	7,583
FSI International, Inc.*	600	2,154
Gerber Scientific, Inc.~	500	0
GSI Technology, Inc.*	359	1,702
GSl Group, Inc.*	700	8,022
Gt Advanced Technologies, Inc*	3,599	19,003
Hittite Microwave Corp.*	866	44,270
Inphi Corp.*	500	4,740
Integrated Device Technology, Inc.*	4,293	24,127
Integrated Silicon Solution, Inc.*	500	5,045
International Rectifier Corp.*	2,200	43,978
Intersil Corp., Class A	4,000	42,600
IXYS Corp.*	566	6,322
Kopin Corp.*	1,507	5,184

	Number of Shares	Value†

Semiconductors — (continued)
Lattice Semiconductor Corp.*	3,824	$14,416
LTX-Credence Corp.*	1,166	7,812
MaxLinear, Inc., Class A*	500	2,480
MEMC Electronic Materials, Inc.*	8,700	18,879
Micrel, Inc.	1,245	11,865
Microsemi Corp.*	2,393	44,247
Mindspeed Technologies, Inc.*	600	1,476
MIPS Technologies, Inc.*	1,058	7,057
MKS Instruments, Inc.	1,396	40,386
Monolithic Power Systems, Inc.*	767	15,240
MoSys, Inc.*	500	1,620
Nanometrics, Inc.*	500	7,680
Omnivision Technologies, Inc.*	1,619	21,630
Pericom Semiconductor Corp.*	646	5,814
Photronics, Inc.*	2,192	13,371
PLX Technology, Inc.*	1,260	8,001
Power Integrations, Inc.	895	33,383
QLogic Corp.*	3,000	41,070
Rambus, Inc.*	2,623	15,056
Richardson Electronics Ltd.	300	3,699
Rubicon Technology, Inc.*	323	3,295
Rudolph Technologies, Inc.*	854	7,447
Semtech Corp.*	1,909	46,427
Sigma Designs, Inc.*	777	4,957
Silicon Image, Inc.*	1,839	7,613
Standard Microsystems Corp.*	653	24,089
Supertex, Inc.*	389	7,333
Tessera Technologies, Inc.	1,623	24,946
TriQuint Semiconductor, Inc.*	4,777	26,274
Ultra Clean Holdings*	400	2,572
Ultratech, Inc.*	778	24,507
Veeco Instruments, Inc.*	1,093	37,555
Volterra Semiconductor Corp.*	691	16,204

		1,059,901

Software — 4.1%
Accelrys, Inc.*	1,566	12,669
ACI Worldwide, Inc.*	1,109	49,029
Actuate Corp.*	940	6,514
Acxiom Corp.*	2,067	31,232
Advent Software, Inc.*	935	25,348
American Software, Inc., Class A	593	4,714
Aspen Technology, Inc.*	2,753	63,732
athenahealth, Inc.*	956	75,687
Avid Technology, Inc.*	749	5,565
Blackbaud, Inc.	1,150	29,521
Bottomline Technologies, Inc.*	1,045	18,862
Callidus Software, Inc.*	800	3,984
CommVault Systems, Inc.*	1,348	66,820
Computer Programs & Systems, Inc.	347	19,855
Cornerstone Ondemand, Inc.*	1,200	28,572
CSG Systems International, Inc.*	781	13,496
Deltek, Inc.*	394	4,566
Demandware, Inc.*	300	7,107
Digi International, Inc.*	657	6,728
Ebix, Inc.	736	14,683

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Envestnet, Inc.*	600	$7,200
EPIQ Systems, Inc.	668	8,183
ePocrates, Inc.*	200	1,604
Fair Isaac Corp.	988	41,773
FalconStor Software, Inc.*	626	1,634
Geeknet, Inc.*	100	1,982
Glu Mobile, Inc.*	1,100	6,105
Guidance Software, Inc.*	400	3,804
Guidewire Software, Inc.*	400	11,248
Imperva Inc*	400	11,528
inContact, Inc.*	900	4,509
Infoblox, Inc.*	500	11,465
InnerWorkings, Inc.*	1,124	15,208
Innodata Isogen, Inc.*	1,300	8,892
Interactive Intelligence Group, Inc.*	297	8,378
JDA Software Group, Inc.*	1,185	35,183
Jive Software, Inc.*	600	12,594
Mantech International Corp., Class A	739	17,344
MedAssets, Inc.*	2,048	27,546
Medidata Solutions, Inc.*	544	17,773
MicroStrategy, Inc., Class A*	218	28,310
MModal, Inc.*	800	10,384
Monotype Imaging Holdings, Inc.*	899	15,076
Omnicell, Inc.*	935	13,688
OPNET Technologies, Inc.	421	11,194
Parametric Technology Corp.*	3,225	67,596
PDF Solutions, Inc.*	500	4,935
PegaSystems, Inc.	430	14,181
Progress Software Corp.*	1,786	37,274
PROS Holdings, Inc.*	517	8,696
QAD, Inc.*	92	1,308
QLIK Technologies, Inc.*	2,541	56,207
Quality Systems, Inc.	1,004	27,620
Quest Software, Inc.*	1,509	42,026
RealPage, Inc.*	1,000	23,160
Rosetta Stone, Inc.*	202	2,796
Schawk, Inc.	187	2,375
Sciquest, Inc.*	300	5,388
Seachange International, Inc.*	773	6,362
SS&C Technologies Holdings, Inc.*	1,100	27,500
Synchronoss Technologies, Inc.*	746	13,779
SYNNEX Corp.*	794	27,385
Take-Two Interactive Software, Inc.*	1,844	17,444
Tangoe, Inc.*	1,069	22,780
The Ultimate Software Group, Inc.*	716	63,810
Tyler Technologies, Inc.*	852	34,378
Verint Systems, Inc.*	500	14,755

		1,343,044

Storage & Warehousing — 0.1%
Mobile Mini, Inc.*	877	12,629
Wesco Aircraft Holdings, Inc.*	740	9,420

		22,049

	Number of Shares	Value†

Telecommunications — 3.0%
8X8, Inc.*	1,600	$6,720
ADTRAN, Inc.	1,705	51,474
Anaren, Inc.*	312	6,115
Anixter International, Inc.*	734	38,939
Arris Group, Inc.*	3,281	45,639
Aruba Networks, Inc.*	3,413	51,366
Atlantic Tele-Network, Inc.	249	8,399
Aviat Networks, Inc.*	1,462	4,094
Black Box Corp.	562	16,129
Calamp Corp.*	1,400	10,262
Calix, Inc.*	887	7,291
Cbeyond, Inc.*	568	3,845
Ciena Corp.*	3,000	49,110
Cincinnati Bell, Inc.*	5,985	22,264
Comtech Telecommunications Corp.	552	15,776
Comverse Technology, Inc.*	6,900	40,158
Consolidated Communications Holdings, Inc.	570	8,436
DigitalGlobe, Inc.*	845	12,810
Extreme Networks, Inc.*	1,947	6,698
Fairpoint Communications, Inc.*	600	3,690
Finisar Corp.*	2,521	37,714
General Communication, Inc., Class A*	986	8,194
GeoEye, Inc.*	547	8,468
Globecomm Systems, Inc.*	500	5,070
Harmonic, Inc.*	3,470	14,782
Hawaiian Telcom Holdco, Inc.*	500	9,755
HickoryTech Corp.	400	4,444
IDT Corp., Class B	300	2,943
Infinera Corp.*	2,494	17,059
InterDigital, Inc.	1,194	35,235
Iridium Communications, Inc.*	1,100	9,856
Ixia*	1,313	15,782
KVH Industries, Inc.*	354	4,425
Leap Wireless International, Inc.*	1,400	9,002
LogMeIn, Inc.*	581	17,732
Loral Space & Communications, Inc.*	346	23,303
Lumos Networks Corp	382	3,610
Magicjack Vocaltec Ltd.	700	13,300
NeoPhotonics Corp.*	300	1,482
Netgear, Inc.*	1,029	35,511
Neutral Tandem, Inc.*	926	12,205
Ntelos Holdings Corp	382	7,201
Oclaro, Inc.*	1,100	3,344
Oplink Communications, Inc.*	635	8,591
ORBCOMM, Inc.*	1,000	3,260
Parkervision, Inc.*	4,100	9,758
Plantronics, Inc.	1,267	42,318
Preformed Line Products Co.	45	2,606
Premiere Global Services, Inc.*	1,656	13,894
Primus Telecommunications Group, Inc.*	600	9,342
Procera Networks, Inc.*	700	17,017
RF Micro Devices, Inc.*	6,851	29,117
Rignet, Inc.*	200	3,478
Shenandoah Telecommunications Co.	559	7,608
ShoreTel, Inc.*	981	4,297

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Sonus Networks, Inc.*	4,915	$10,567
SureWest Communications	400	8,428
Sycamore Networks, Inc.*	624	9,060
Symmetricom, Inc.*	959	5,744
Telenavinc*	300	1,839
Tellabs, Inc.	11,600	38,628
Ubiquiti Networks, Inc.*	200	2,850
USA Mobility, Inc.	512	6,584
Viasat, Inc.*	962	36,335
Vonage Holdings Corp.*	3,700	7,437
Westell Technologies, Inc.*	1,400	3,332

		991,722

Textiles — 0.1%
G&K Services, Inc., Class A	576	17,965
Unifirst Corp.	377	24,034

		41,999

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.	584	9,350
Leapfrog Enterprises, Inc.*	1,876	19,248

		28,598

Transportation — 1.8%
Air Transport Services Group, Inc.*	2,085	10,842
Arkansas Best Corp.	795	10,017
Atlas Air Worldwide Holdings, Inc.*	848	36,896
Bristow Group, Inc.	950	38,636
CAI International, Inc.*	260	5,169
Celadon Group, Inc.	435	7,125
Echo Global Logistics, Inc.*	200	3,812
Forward Air Corp.	896	28,914
Frontline Ltd.	1,200	5,472
Genco Shipping & Trading Ltd.	511	1,559
Genesee & Wyoming, Inc., Class A*	1,226	64,782
Gulfmark Offshore, Inc., Class A*	879	29,921
Heartland Express, Inc.	1,167	16,700
HUB Group, Inc., Class A*	1,043	37,757
International Shipholding Corp.	141	2,659
Knight Transportation, Inc.	1,764	28,206
Knightsbridge Tankers Ltd.	574	4,672
Marten Transport Ltd.	434	9,227
Nordic American Tanker Shipping	1,367	18,550
Old Dominion Freight Line, Inc.*	1,406	60,866
Overseas Shipholding Group, Inc.*	600	6,666
Pacer International, Inc.*	687	3,724
Patriot Transportation Holding, Inc.*	69	1,624
PHI, Inc.*	293	8,148
Quality Distribution, Inc.*	400	4,436
RailAmerica, Inc.*	456	11,035
Rand Logistics, Inc.*	1,000	8,500
Roadrunner Transportation Systems, Inc.*	200	3,378
Saia, Inc.*	774	16,943
Scorpio Tankers, Inc.	600	3,834
Ship Finance International Ltd.	1,084	16,943
Swift Transportation Co.*	2,500	23,625

	Number of Shares	Value†

Transportation — (continued)
Teekay Tankers Ltd., Class A	3,193	$14,560
Universal Truckload Services, Inc.*	100	1,513
Werner Enterprises, Inc.	1,252	29,910
Xpo Logistics, Inc.*	700	11,760

		588,381

Trucking and Leasing — 0.3%
Amerco, Inc.*	295	26,541
Greenbrier Cos., Inc.*	447	7,858
TAL International Group, Inc.	993	33,256
Textainer Group Holdings Ltd.	412	15,203

		82,858

Water — 0.3%
American States Water Co.	562	22,244
Artesian Resources Corp., Class A	113	2,434
California Water Service Group	1,166	21,536
Connecticut Water Service, Inc.	319	9,245
Consolidated Water Co., Inc.	312	2,586
Middlesex Water Co.	531	10,089
Pico Holdings, Inc.*	792	17,749
SJW Corp.	288	6,915
York Water Co.	297	5,313

		98,111

TOTAL COMMON STOCKS (Cost $25,381,181)		29,520,043

REAL ESTATE INVESTMENT TRUSTS — 6.5%
Apartments — 0.1%
Associated Estates Realty Corp.	956	14,292
Campus Crest Communities, Inc.	700	7,273
Education Realty Trust, Inc.	2,405	26,648

		48,213

Building & Real Estate — 1.7%
Agree Realty Corp.	196	4,338
Alexander’s, Inc.	57	24,573
Anworth Mortgage Asset Corp.	3,331	23,484
Apollo Commercial Real Estate Finance, Inc.	400	6,428
Capstead Mortgage Corp.	2,775	38,600
Colony Financial, Inc.	816	14,117
CreXus Investment Corp.	1,961	19,943
CYS Investments, Inc.	2,956	40,704
Dynex Capital, Inc.	1,407	14,605
Getty Realty Corp.	563	10,781
Government Properties Income Trust	944	21,353
Invesco Mortgage Capital, Inc.	3,007	55,148
iStar Financial, Inc.*	2,118	13,661
NorthStar Realty Finance Corp.	3,921	20,468
Pennymac Mortgage Investment Trust	1,392	27,464
Redwood Trust, Inc.	2,277	28,417
Resource Capital Corp.	1,700	9,061
Starwood Property Trust, Inc.	3,235	68,938
Sun Communities, Inc.	690	30,526
Two Harbors Investment Corp.	5,600	58,016

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Building & Real Estate — (continued)
UMH Properties, Inc.	168	$1,803
Walter Investment Management Corp.*	653	15,306

		547,734

Diversified — 0.5%
Coresite Realty Corp.	500	12,910
DuPont Fabros Technology, Inc.	1,950	55,692
Entertainment Properties Trust	1,210	49,743
PS Business Parks, Inc.	465	31,490
Whitestone REIT	200	2,762

		152,597

Forest Products & Paper — 0.1%
Potlatch Corp.	1,078	34,432

Healthcare — 0.8%
Healthcare Realty Trust, Inc.	2,472	58,932
LTC Properties, Inc.	917	33,269
Medical Properties Trust, Inc.	3,607	34,699
National Health Investors, Inc.	657	33,454
Omega Healthcare Investors, Inc.	3,148	70,830
Sabra Healthcare Reit, Inc.	1,088	18,616
Universal Health Realty Income Trust	320	13,290

		263,090

Hotels & Resorts — 0.9%
Ashford Hospitality Trust, Inc.	1,120	9,442
Chesapeake Lodging Trust	789	13,586
DiamondRock Hospitality Co.	4,523	46,135
FelCor Lodging Trust, Inc.*	3,018	14,185
Hersha Hospitality Trust	4,269	22,540
LaSalle Hotel Properties	2,517	73,345
Pebblebrook Hotel Trust	1,409	32,844
Strategic Hotels & Resorts, Inc.*	5,012	32,377
Sunstone Hotel Investors, Inc.*	3,332	36,619

		281,073

Industrial — 0.5%
DCT Industrial Trust, Inc.	6,582	41,467
EastGroup Properties, Inc.	875	46,637
First Industrial Realty Trust, Inc.*	2,429	30,654
First Potomac Realty Trust	1,492	17,561
Monmouth Real Estate Investment Corp., Class A	1,149	13,466

		149,785

Mixed Industrial/Office — 0.6%
CapLease, Inc.	1,735	7,200
Colonial Properties Trust	2,616	57,918
Cousins Properties, Inc.	3,061	23,723
Gladstone Commercial Corp.	152	2,532
Investors Real Estate Trust	2,918	23,052
Lexington Realty Trust	3,015	25,537
Mission West Properties, Inc.	287	2,474
One Liberty Properties, Inc.	203	3,823

	Number of Shares	Value†

Mixed Industrial/Office — (continued)
Washington Real Estate Investment Trust	1,806	$51,381
Winthrop Realty Trust	777	9,448

		207,088

Office Property — 0.3%
Franklin Street Properties Corp.	1,845	19,520
Highwoods Properties, Inc.	2,160	72,684
Hudson Pacific Properties, Inc.	900	15,669
Parkway Properties, Inc.	593	6,784

		114,657

Real Estate Investment Trusts — 0.1%
Select Income Reit*	500	11,880
Western Asset Mortgage Capital Corp.*	500	9,745

		21,625

Regional Malls — 0.2%
Glimcher Realty Trust	3,916	40,021
Pennsylvania Real Estate Investment Trust	1,715	25,691
Rouse Properties, Inc.	1,000	13,550

		79,262

Storage & Warehousing — 0.2%
CubeSmart	3,125	36,469
Sovran Self Storage, Inc.	882	44,179

		80,648

Strip Centers — 0.5%
Acadia Realty Trust	1,120	25,962
Cedar Shopping Centers, Inc.	1,026	5,181
Equity One, Inc.	1,554	32,945
Excel Trust, Inc.	900	10,764
Inland Real Estate Corp.	1,788	14,984
Kite Realty Group Trust	1,107	5,524
Ramco-Gershenson Properties Trust	1,641	20,627
Retail Opportunity Investments Corp.	1,300	15,678
Saul Centers, Inc.	151	6,473
Urstadt Biddle Properties, Inc., Class A	516	10,201

		148,339

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,768,466)		2,128,543

RIGHTS — 0.0%
Hampton Rts 07/31/12~ (Cost $2,177)	300	217

U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.060%, 07/12/12	37	$36,999
0.060%, 09/06/12	25	24,997
0.070%, 08/09/12	30	29,998
0.075%, 09/06/12	20	19,998

TOTAL U.S. TREASURY OBLIGATIONS (Cost $111,991)		111,992

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
WARRANTS — 0.0%
Clinical Data, Inc.~	354	$0
CVR Energy, Inc.~	2,274	0
Magnum Hunter Resources Corp.~	260	0

TOTAL WARRANTS (Cost $0)		0
SHORT-TERM INVESTMENTS — 3.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,087,172)	1,087,172	1,087,172

TOTAL INVESTMENTS — 100.0% (Cost $28,350,987)		$32,847,967

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2012 is $243.

Plc — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$27,665	$27,665	$—	$—
Aerospace & Defense	384,305	384,305	—	—
Agriculture	119,995	119,995	—	—
Airlines	242,024	242,024	—	—
Apparel	364,976	364,976	—	—
Auto Manufacturers	14,564	14,564	—	—
Auto Parts & Equipment	304,711	304,711	—	—
Banks	2,049,558	2,049,558	—	—
Beverages	68,250	68,250	—	—
Biotechnology	773,669	773,669	—	—
Building & Real Estate	2,843	2,843	—	—
Building Materials	358,093	358,093	—	—
Chemicals	528,771	528,771	—	—
Coal	107,460	107,460	—	—
Commercial Services	2,152,806	2,152,806	—	—
Computers	617,489	617,489	—	—
Cosmetics & Personal Care	37,148	37,148	—	—
Distribution & Wholesale	385,861	385,861	—	—
Diversified	9,300	9,300	—	—
Diversified Financial Services	695,715	695,689	26	—
Electric	734,881	734,881	—	—

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Electrical Components & Equipment	$323,156	$323,156	$—	$—
Electronics	687,620	687,620	—	—
Energy-Alternate Sources	110,704	110,704	—	—
Engineering & Construction	191,297	191,297	—	—
Entertainment	313,055	313,055	—	—
Environmental Control	215,281	215,281	—	—
Food	673,664	673,664	—	—
Forest Products & Paper	210,240	210,240	—	—
Gas	380,338	380,338	—	—
Hand & Machine Tools	29,911	29,911	—	—
Healthcare Products	1,135,699	1,135,699	—	—
Healthcare Services	521,313	521,313	—	—
Holding Companies	24,507	24,507	—	—
Home Builders	177,812	177,812	—	—
Home Furnishings	125,283	125,283	—	—
Hotels & Resorts	17,676	17,676	—	—
Household Products & Wares	196,100	196,100	—	—
Housewares	10,179	10,179	—	—
Industrial	49,331	49,331	—	—
Insurance	794,881	794,881	—	—
Internet	943,636	943,636	—	—
Investment Companies	348,664	348,664	—	—
Iron & Steel	56,759	56,759	—	—
Leisure Time	211,956	211,956	—	—
Lodging	96,622	96,622	—	—
Machinery - Construction & Mining	18,347	18,347	—	—
Machinery - Diversified	450,804	450,804	—	—
Media	219,076	219,076	—	—
Medical Instruments	8,184	8,184	—	—
Metal Fabricate/ Hardware	229,554	229,554	—	—
Mining	309,009	309,009	—	—
Miscellaneous Manufacturing	697,624	697,624	—	—
Office Furnishings	119,014	119,014	—	—
Oil & Gas	1,080,271	1,080,271	—	—
Oil & Gas Services	491,474	491,474	—	—
Packaging and Containers	41,643	41,643	—	—
Pharmaceuticals	1,083,529	1,083,529	—	—
Pipelines	55,005	55,005	—	—
Precious Metals	21,139	21,139	—	—
Real Estate	47,760	47,760	—	—
Real Estate Investment Trusts	168,270	168,270	—	—
Retail	2,089,669	2,089,669	—	—
Savings & Loans	307,240	307,240	—	—
Semiconductors	1,059,901	1,059,901	—	—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Small Cap Index Fund

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Software	$1,343,044	$1,343,044	$—	$—
Storage & Warehousing	22,049	22,049	—	—
Telecomm unications	991,722	991,722	—	—
Textiles	41,999	41,999	—	—
Toys, Games & Hobbies	28,598	28,598	—	—
Transportation	588,381	588,381	—	—
Trucking and Leasing	82,858	82,858	—	—
Water	98,111	98,111	—	—
REAL ESTATE INVESTMENT TRUSTS	2,128,543	2,128,543	—	—
U.S. TREASURY OBLIGATIONS	111,992	—	111,992	—
RIGHTS	217	—	217	—
SHORT-TERM INVESTMENTS	1,087,172	1,087,172	—	—

TOTAL INVESTMENTS	$32,847,967	$32,735,732	$112,235	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 97.0%
Australia — 8.5%
AGL Energy Ltd.	4,057	$61,653
Alumina Ltd.	14,267	11,702
Amcor Ltd.	7,351	53,663
AMP Ltd.	19,572	77,883
APA Group	3,523	18,085
Asciano Group	6,617	29,721
ASX Ltd.	1,185	36,375
Australia & New Zealand Banking Group Ltd.	18,410	419,381
Bendigo & Adelaide Bank Ltd.	2,975	22,735
BHP Billiton Ltd.	21,918	713,920
Boral Ltd.	4,356	13,276
Brambles Ltd.	9,730	61,710
Caltex Australia Ltd.	1,064	14,861
Campbell Brothers Ltd.	432	24,219
Centro Retail Australia	8,457	17,165
CFS Retail Property Trust	10,914	21,783
Coca-Cola Amatil Ltd.	3,398	46,697
Cochlear Ltd.	303	20,578
Commonwealth Bank of Australia	10,776	590,144
Computershare Ltd.	2,605	19,912
Crown Ltd.	2,672	23,366
CSL Ltd.	3,476	140,992
Dexus Property Group	29,914	28,625
Echo Entertainment Group Ltd.*	5,022	22,142
Echo Entertainment NPV~	1,004	4,398
Fairfax Media Ltd.	8,585	4,925
Fortescue Metals Group Ltd.	10,696	54,653
Goodman Group	9,436	35,729
GPT Group	11,893	40,229
GPT Group, In Specie~	16,419	0
Harvey Norman Holdings Ltd.	3,095	6,223
Iluka Resources Ltd.	2,473	29,187
Incitec Pivot Ltd.	12,659	37,399
Insurance Australia Group Ltd.	13,497	48,409
Leighton Holdings Ltd.	960	16,170
Lend Lease Group	3,777	28,090
Lynas Corp Ltd.*	11,331	10,028
Macquarie Group Ltd.	2,450	66,159
Metcash Ltd.	4,753	16,466
Mirvac Group	24,107	31,676
National Australia Bank Ltd.	15,358	374,084
Newcrest Mining Ltd.	4,992	116,169
Orica Ltd.	2,596	66,125
Origin Energy Ltd.	7,062	88,939
OZ Minerals Ltd.	2,023	16,505
Qantas Airways Ltd.*	6,627	7,362
QBE Insurance Group Ltd.	8,277	114,394
QR National Ltd.	11,327	39,678
Ramsay Health Care Ltd.	980	22,770
Rio Tinto Ltd.	2,932	172,129
Santos Ltd.	5,816	64,054
Sims Metal Management Ltd.	1,296	12,747
Sonic Healthcare Ltd.	2,518	32,933
SP Ausnet	14,355	15,044
Stockland	15,423	48,951

	Number of Shares	Value†

Australia — (continued)
Suncorp-Metway Ltd.	8,453	$70,634
Sydney Airport	3,363	10,023
TABCORP Holdings Ltd.	5,644	17,020
Tatts Group Ltd.	11,171	30,103
Telstra Corp. Ltd.	29,331	111,133
Toll Holdings Ltd.	4,043	16,623
Transurban Group	7,976	46,588
Wesfarmers Ltd.	1,001	32,546
Wesfarmers Ltd. PPS	5,445	167,606
Westfield Group	14,431	141,299
Westfield Retail Trust	21,490	63,034
Westpac Banking Corp.	20,980	458,124
Whitehaven Coal Ltd.	2,966	12,751
Woodside Petroleum Ltd.	4,236	135,747
Woolworths Ltd.	8,146	224,244
WorleyParsons Ltd.	1,385	35,964

		5,685,652

Austria — 0.3%
Andritz AG	483	24,838
Erste Group Bank AG*	1,805	34,280
Immoeast AG~	2,678	0
IMMOFINANZ AG	6,387	20,323
OMV AG	1,135	35,695
Raiffeisen International Bank-Holding AG	211	6,908
Telekom Austria AG	2,544	25,005
Verbund AG	303	6,941
Vienna Insurance Group	300	12,127
Voestalpine AG	642	17,051

		183,168

Belgium — 1.1%
Anheuser-Busch InBev NV	5,380	424,167
Belgacom S.A.	1,133	32,219
Colruyt S.A.	647	28,865
Delhaize Group S.A.	595	21,796
Fortis N.V.	16,326	32,421
Groupe Bruxelles Lambert S.A.	471	31,971
KBC Groep N.V.	1,139	24,087
Mobistar S.A.	172	5,891
Solvay S.A.	356	35,149
Telenet Group Holding N.V.*	377	16,497
UCB S.A.	734	37,078
Umicore	797	36,850

		726,991

Bermuda — 0.1%
Seadrill Ltd.	2,355	83,992

China — 0.1%
Foxconn International Holdings Ltd.*	17,000	6,211
Sands China Ltd.	14,800	47,612
Yangzijiang Shipbuilding Holdings Ltd.	19,000	15,237

		69,060

Denmark — 1.1%
A.P. Moller - Maersk A/S, B Shares	8	52,460
A.P. Moller - Maersk A/S, A Shares	5	31,122
Carlsberg A/S, B Shares	764	60,305

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Coloplast A/S, B Shares	151	$27,151
Danske Bank A/S*	4,513	62,751
DSV A/S	1,300	25,776
Novo Nordisk A/S, B Shares*	2,704	392,180
Novozymes A/S	1,708	44,291
TDC A/S	2,500	17,374
TrygVesta A/S	303	17,033
William Demant Holding A/S*	138	12,404

		742,847

Finland — 0.7%
Elisa Oyj	1,000	20,137
Fortum Oyj	2,843	53,990
Kesko Oyj, B Shares	513	13,411
Kone Oyj, B Shares	992	59,910
Metso Oyj	844	29,100
Neste Oil Oyj	812	9,137
Nokia Oyj	23,448	47,834
Nokian Renkaat Oyj	755	28,680
Orion Oyj, Class B	750	14,206
Pohjola Bank Plc	1,500	17,505
Sampo Oyj, A Shares	2,681	69,558
Stora Enso Oyj, R Shares	2,865	17,639
UPM-Kymmene Oyj	3,605	40,782
Wartsila Oyj	1,200	39,315

		461,204

France — 8.5%
Accor S.A.	1,031	32,309
Aeroports de Paris	215	16,262
Air Liquide S.A.	2,107	240,891
Alcatel-Lucent*	15,694	25,831
Alstom S.A.	1,188	37,587
Arkema S.A.	334	21,900
AtoS Origin S.A.	326	19,496
AXA S.A.	12,427	166,133
BNP Paribas	6,824	263,098
Bouygues S.A.	1,339	35,930
Bureau Veritas SA	300	26,688
Cap Gemini S.A.	938	34,524
Carrefour S.A.	3,713	68,562
Casino Guichard Perracho S.A.	395	34,720
Christian Dior S.A.	328	45,109
Cie Generale d’Optique Essilor International SA	1,438	133,590
Cie Generale de Geophysique - Veritas*	1,072	27,727
CNP Assurances	572	6,986
Compagnie de Saint-Gobain	2,628	97,103
Compagnie Generale des Establissements Michelin, B Shares	1,222	79,951
Credit Agricole S.A.*	7,249	31,986
Danone	3,937	244,672
Dassault Systemes S.A.	480	45,035
Edenred	1,127	31,950
Electricite de France S.A.	1,431	31,839
Eurazeo	336	12,939
Eutelsat Communications S.A.	731	22,487
Fonciere Des Regions	114	8,196

	Number of Shares	Value†

France — (continued)
France Telecom S.A.	12,370	$162,646
GDF Suez	8,553	203,971
Gecina S.A.	190	16,938
Groupe Eurotunnel S.A.	3,383	27,498
ICADE	156	11,798
Iliad S.A.	177	25,631
Imerys S.A.	213	10,859
JC Decaux S.A.	400	8,821
Klepierre	874	28,723
L’Oreal S.A.	1,633	191,070
Lafarge S.A.	1,450	64,755
Lagardere S.C.A.	642	17,921
Legrand S.A.	1,792	60,821
LVMH Moet Hennessy Louis Vuitton S.A.	1,709	260,093
Natixis	5,860	15,785
Pernod-Ricard S.A.	1,383	147,887
Peugeot S.A.*	1,186	11,696
PPR	467	66,562
Publicis Groupe S.A.	900	41,160
Remy Cointreau S.A.	148	16,260
Renault S.A.	1,218	48,638
Rexel S.A.	1,089	18,601
Safran S.A.	1,723	63,986
Sanofi S.A.	8,220	622,262
Schneider Electric S.A.	3,632	201,880
SCOR SE	1,095	26,546
Societe BIC S.A.	246	25,412
Societe Generale*	4,447	104,281
Sodexo	682	53,103
Suez Environment Co.	1,814	19,505
Technip S.A.	663	69,095
Thales S.A.	773	25,539
Total S.A.	14,447	650,245
Unibail-Rodamco SE	582	107,211
Vallourec S.A.	763	31,177
Veolia Environment S.A.	2,962	37,508
Vinci S.A.	3,096	144,692
Vivendi S.A.	8,613	160,038
Wendel S.A.	211	15,624
Zodiac Aerospace	227	23,092

		5,682,831

Germany — 7.2%
Adidas AG	1,451	104,005
Allianz SE	3,050	306,785
Axel Springer AG	327	14,049
BASF SE	6,123	425,760
Bayer AG	5,541	399,281
Bayerische Motoren Werke AG	2,205	159,572
Beiersdorf AG	631	40,906
Brenntag AG	300	33,200
Celesio AG	516	8,446
Commerzbank AG*	22,684	38,528
Continental AG	513	42,764
Daimler AG	6,083	273,367
Deutsche Bank AG	6,257	225,836
Deutsche Boerse AG	1,275	68,788

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Deutsche Lufthansa AG	1,383	$15,989
Deutsche Post AG	5,502	97,350
Deutsche Telekom AG	18,668	204,591
E.ON AG	12,134	262,206
Fraport AG Frankfurt Airport Services Worldwide	272	14,646
Fresenius Medical Care AG & Co. KGaA	1,369	96,690
Fresenius SE & Co. KGaA	896	92,770
GEA Group AG	1,218	32,463
Hannover Ruckversicherung AG	356	21,206
HeidelbergCement AG	964	46,281
Henkel AG & Co. KGaA	937	51,996
Hochtief AG*	206	9,986
Hugo Boss AG*	138	13,672
Infineon Technologies AG	6,887	46,613
K+S AG	1,027	47,017
Kabel Deutschland Holding AG	620	38,638
Lanxess AG	527	33,351
Linde AG	1,140	177,545
MAN SE	281	28,740
Merck KGaA	425	42,443
Metro AG	665	19,392
Muenchener Ruckversicherung AG	1,227	173,135
RWE AG	3,410	139,451
Salzgitter AG	183	7,533
SAP AG	6,159	364,709
Siemens AG	5,479	460,386
Suedzucker AG	700	24,833
ThyssenKrupp AG	2,318	37,759
United Internet AG	908	15,609
Volkswagen AG	196	29,618
Wacker Chemie AG	128	8,818

		4,796,723

Greece — 0.1%
Coca-Cola Hellenic Bottling Co. S.A.*	1,467	25,991
OPAP S.A.	1,080	6,760

		32,751

Guernsey — 0.0%
Resolution Ltd.	9,101	27,996

Hong Kong — 3.0%
AIA Group Ltd.	68,000	234,876
ASM Pacific Technology Ltd.	1,700	21,730
BOC Hong Kong Holdings Ltd.	24,500	75,422
Cathay Pacific Airways Ltd.	10,000	16,212
Cheung Kong Holdings Ltd.	9,000	111,117
Cheung Kong Infrastructure Holdings Ltd.	4,000	24,215
CLP Holdings Ltd.	12,000	101,986
First Pacific Co., Ltd.	14,000	14,522
Galaxy Entertainment Group Ltd.*	8,000	20,127
Genting Singapore Plc	44,000	49,429
Hang Lung Group Ltd.	6,000	37,099
Hang Lung Properties Ltd.	15,000	51,309
Hang Seng Bank Ltd.	5,100	70,115
Henderson Land Development Co., Ltd.	5,209	28,959
Hong Kong Exchanges & Clearing Ltd.	7,174	103,225

	Number of Shares	Value†

Hong Kong — (continued)
Hopewell Holdings Ltd.	3,500	$10,020
Hutchison Whampoa Ltd.	14,000	121,435
Hysan Development Co., Ltd.	3,125	11,912
Kerry Properties Ltd.	4,009	17,251
Li & Fung Ltd.	38,000	73,578
Lifestyle International Holdings, Ltd.	4,500	9,916
MGM China Holdings Ltd.*	10,400	15,947
MTR Co., Ltd.	9,764	33,518
New World Development Ltd.	23,130	27,255
Noble Group Ltd.	22,484	20,090
NWS Holdings Ltd.	11,186	16,360
Orient Overseas International Ltd.*	2,000	9,809
PCCW Ltd.	32,000	11,802
Power Assets Holdings Ltd.	9,000	67,538
Shangri-La Asia Ltd.	8,666	16,646
Sino Land Co., Ltd.	18,298	27,785
SJM Holdings Ltd.	10,000	18,738
Sun Hung Kai Properties Ltd.	11,346	134,892
Swire Pacific Ltd., Class A	5,000	58,154
The Bank of East Asia Ltd.	10,114	36,453
The Hong Kong & China Gas Co., Ltd.	33,253	70,639
The Link Real Estate Investment Trust	15,143	62,069
Wharf Holdings Ltd.	10,000	55,610
Wheelock & Co., Ltd.	7,000	26,599
Wing Hang Bank Ltd.	2,046	19,895
Wynn Macau Ltd.*	12,400	29,260
Yue Yuen Industrial Holdings Ltd.	7,000	22,008

		1,985,522

Ireland — 0.7%
Anglo Irish Bank Corp. Plc~	3,146	0
CRH Plc*	5,239	100,370
Elan Corp. Plc*	3,335	48,910
Experian Plc	7,107	100,266
James Hardie Industries SE	3,154	26,005
Kerry Group Plc, Class A	1,174	51,467
Ryanair Holdings Plc*	59	1,794
Shire Plc	4,000	115,079

		443,891

Israel — 0.6%
The Israel Corp. Ltd.	16	9,048
Bank Hapoalim BM*	8,292	25,573
Bank Leumi Le-Israel BM*	8,478	20,712
Bezeq Israeli Telecommunication Corp. Ltd.	7,500	7,980
Elbit Systems Ltd.	300	10,330
Israel Chemicals Ltd.	3,410	37,730
Mizrahi Tefahot Bank Ltd*	783	6,109
NICE Systems Ltd.*	400	14,647
Teva Pharmaceutical Industries Ltd.	6,215	244,980

		377,109

Italy — 1.9%
Assicurazioni Generali SpA	7,864	106,627
Atlantia SpA	2,293	29,267
Autogrill SpA	1,200	10,888
Banca Monte dei Paschi di Siena SpA*	33,709	8,404
Banco Popolare Societa Cooperative*	7,862	10,556

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — (continued)
Enel Green Power SpA	8,768	$13,894
Enel SpA	42,514	137,272
ENI SpA	16,113	342,324
Exor SpA	457	9,825
Fiat Industrial SpA	5,555	54,678
Fiat SpA*	5,103	25,728
Finmeccanica SpA*	2,436	9,850
Intesa Sanpaolo SpA	63,856	90,883
Intesa Sanpaolo SpA	5,114	5,823
Luxottica Group SpA	649	22,662
Mediaset SpA	4,492	7,867
Mediobanco SpA	2,550	11,246
Pirelli & C SpA	1,674	17,655
Prysmian SpA	1,358	20,256
Saipem SpA	1,703	75,842
Snam Rete Gas SpA	10,185	45,630
Telecom Italia SpA	58,827	58,130
Telecom Italia SpA	37,646	30,507
Terna Rete Elettrica Nasionale SpA	8,545	30,878
Unicredit SpA*	25,652	97,262
Unione di Banche Italiane ScpA	6,094	19,910

		1,293,864

Japan — 21.5%
ABC-Mart, Inc.	200	7,483
Advantest Corp.	1,200	18,759
Aeon Co., Ltd.	4,100	51,099
Aeon Credit Service Co., Ltd.	700	12,985
Aeon Mall Co., Ltd.	500	10,654
Air Water, Inc.	1,000	12,125
Aisin Seiki Co., Ltd.	1,200	40,113
Ajinomoto Co., Inc.	4,000	55,670
Alfresa Holdings Corp.	200	10,624
All Nippon Airways Co., Ltd.	5,000	14,165
Amada Co., Ltd.	3,000	17,750
Aozora Bank Ltd.	5,000	11,907
Asahi Breweries Ltd.	2,700	58,008
Asahi Glass Co., Ltd.	7,000	47,223
Asahi Kasei Corp.	8,000	43,365
ASICS Corp.	1,000	12,686
Astellas Pharma, Inc.	3,000	130,916
Benesse Corp.	400	17,909
Bridgestone Corp.	4,200	96,449
Brother Industries Ltd.	1,500	17,174
Canon, Inc.	7,600	303,320
Casio Computer Co., Ltd.	1,500	9,836
Central Japan Railway Co.	11	86,635
Chiyoda Corp.	1,000	12,252
Chubu Electric Power Co., Inc.	4,400	71,349
Chugai Pharmaceutical Co., Ltd.	1,800	34,123
Citizen Holdings Co., Ltd.	800	4,692
Coca-Cola West Co., Ltd.	700	12,205
Cosmo Oil Co., Ltd.	6,000	15,272
Credit Saison Co., Ltd.	1,000	22,234
Dai Nippon Printing Co., Ltd.	3,000	23,502
Daicel Chemical Industries Ltd.	2,000	12,303
Daido Steel Co., Ltd.	2,000	12,463
Daihatsu Motor Co., Ltd.	1,000	17,507

	Number of Shares	Value†

Japan — (continued)
Daiichi Sankyo Co., Ltd.	4,300	$72,506
Daikin Industries Ltd.	1,600	45,060
Dainippon Sumitomo Pharma Co., Ltd.	1,400	14,304
Daito Trust Construction Co., Ltd.	500	47,396
Daiwa House Industry Co., Ltd.	3,000	42,555
Daiwa Securities Group, Inc.	11,000	41,456
Dena Co., Ltd.	700	18,425
Denki Kagaku Kogyo KK	4,000	13,983
Denso Corp.	3,300	112,764
Dentsu, Inc.	1,300	38,533
East Japan Railway Co.	2,200	138,141
Eisai Co., Ltd.	1,600	70,066
Electric Power Development Co., Ltd.	1,000	26,279
FamilyMart Co., Ltd.	500	22,884
FANUC Corp., Ltd.	1,300	213,695
Fast Retailing Co., Ltd.	400	80,037
Fuji Electric Holdings Co., Ltd.	4,000	9,758
Fuji Heavy Industries Ltd.	4,000	32,408
FUJIFILM Holdings Corp.	2,800	53,049
Fujitsu Ltd.	12,000	57,429
Fukuoka Financial Group, Inc.	6,000	23,430
Furukawa Electric Co., Ltd.*	4,000	9,461
Gree, Inc.	800	15,914
GS Yuasa Corp.	2,000	9,144
Gunma Bank Ltd.	3,000	14,194
Hakuhodo Dy Holdings, Inc.	250	16,590
Hamamatsu Photonics KK	500	16,963
Hankyu Hanshin Holdings, Inc.	8,000	40,400
Hino Motors Ltd.	2,000	14,476
Hirose Electric Co., Ltd.	200	19,798
Hitachi Chemical Co., Ltd.	1,000	15,754
Hitachi Construction Machinery Co., Ltd.	1,000	18,886
Hitachi High-Technologies Corp.	500	12,312
Hitachi Ltd.	31,000	191,141
Hitachi Metals Ltd.	1,000	11,934
Hitamitsu Pharmaceutical Co., Ltd.	400	19,686
Hokkaido Electric Power Co., Inc.	900	11,632
Hokuriku Electric Power Co.	1,200	18,686
Honda Motor Co., Ltd.	10,900	380,361
Hoya Corp.	2,900	63,887
IBIDEN Co., Ltd.	500	9,057
Idemitsu Kosan Co., Ltd.	100	8,970
IHI Corp.	9,000	19,251
INPEX Holdings, Inc.	15	84,248
Isetan Mitsukoshi Holdings Ltd.	2,500	26,561
Isuzu Motors Ltd.	8,000	42,851
ITOCHU Corp.	10,600	111,413
Itochu Technology Solutions Corp.	300	14,479
J. Front Retailing Co., Ltd.	4,000	20,106
Japan Petroleum Exploration Co.	300	11,422
Japan Prime Realty Investment Corp.	5	14,074
Japan Real Estate Investment Corp.	3	27,506
Japan Retail Fund Investment Corp.	10	15,863
Japan Tobacco, Inc.	6,200	183,679
JFE Holdings, Inc.	2,900	48,538
JGC Corp.	2,000	57,983
Joyo Bank Ltd.	4,000	18,201
JS Group Corp.	1,800	37,988

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
JSR Corp.	900	$15,616
JTEKT Corp.	1,500	15,530
Jupiter Telecommunications Co., Ltd.	12	12,235
JX Holdings, Inc.	13,890	71,589
Kajima Corp.	7,000	20,551
Kamigumi Co., Ltd.	1,000	7,955
Kaneka Corp.	2,000	11,061
Kansai Paint Co., Ltd.	2,000	21,432
Kao Corp.	3,700	102,040
Kawasaki Heavy Industries Ltd.	9,000	24,682
Kawasaki Kisen Kaisha Ltd.	4,000	7,945
KDDI Corp.	19	122,567
Keihin Electric Express Railway Co., Ltd.	4,000	36,394
Keio Corp.	3,000	21,744
Keisei Electric Railway Co., Ltd.	2,000	16,895
Keyence Corp.	341	84,354
Kikkoman Corp.	1,000	12,361
Kinden Corp.	1,000	6,549
Kintetsu Corp.	13,000	51,831
Kirin Holdings Co., Ltd.	6,000	70,716
Kobe Steel Ltd.	18,000	21,653
Koito Manufacturing Co. Ltd.	1,000	14,012
Komatsu Ltd.	6,200	148,002
Konami Corp.	600	13,595
Konica Minolta Holdings, Inc.	3,000	23,634
Kubota Corp.	8,000	73,931
Kuraray Co., Ltd.	2,400	31,103
Kurita Water Industries Ltd.	800	18,505
Kyocera Corp.	1,100	95,194
Kyowa Hakko Kirin Co., Ltd.	2,000	20,598
Kyushu Electric Power Co., Inc.	2,800	33,217
Lawson, Inc.	400	27,973
Mabuchi Motor Co., Ltd.	200	7,972
Makita Corp.	700	24,556
Marubeni Corp.	11,000	73,292
Marui Group Co., Ltd.	1,500	11,472
Maruichi Steel Tube Ltd.	300	6,457
Mazda Motor Corp.*	20,000	27,235
McDonald’s Holdings Co. (Japan), Ltd.	700	19,702
Medipal Holdings Corp.	1,500	21,248
MEIJI Holdings Co., Ltd.	500	22,960
Miraca Holdings, Inc.	400	16,607
Mitsubishi Chemical Holdings Corp.	9,500	41,879
Mitsubishi Corp.	9,300	187,993
Mitsubishi Electric Corp.	13,000	108,764
Mitsubishi Estate Co., Ltd.	9,000	161,467
Mitsubishi Gas Chemical Co., Inc.	3,000	17,055
Mitsubishi Heavy Industries Ltd.	21,000	85,368
Mitsubishi Logistics Corp	1,000	10,574
Mitsubishi Materials Corp.	7,000	20,299
Mitsubishi Motors Corp.*	21,000	21,176
Mitsubishi Tanabe Pharma Corp.	1,900	27,321
Mitsubishi UFJ Financial Group, Inc.	85,200	408,183
Mitsubishi UFJ Lease & Finance Co., Ltd.	460	19,134
Mitsui & Co., Ltd.	11,600	172,374
Mitsui Chemicals, Inc.	5,000	12,521

	Number of Shares	Value†

Japan — (continued)
Mitsui Fudosan Co., Ltd.	6,000	$116,417
Mitsui OSK Lines Ltd.	6,000	21,629
Mizuho Financial Group, Inc.	151,280	255,549
MS&AD Insurance Group Holdings, Inc.	3,490	61,059
Murata Manufacturing Co., Ltd.	1,400	73,641
Nabtesco Corp.	700	15,613
Namco Bandai Holdings, Inc.	1,700	23,313
NEC Corp.	18,000	28,008
Nexon Co. Ltd.*	1,100	21,534
NGK Insulators Ltd.	2,000	22,147
NGK Spark Plug Co., Ltd.	1,000	13,208
NHK Spring Co., Ltd.	1,200	12,959
Nidec Corp.	700	53,224
Nikon Corp.	2,300	70,014
Nintendo Co., Ltd.	700	81,747
Nippon Building Fund, Inc.	4	38,675
Nippon Electric Glass Co., Ltd.	2,000	11,945
Nippon Express Co., Ltd.	5,000	20,647
Nippon Meat Packers, Inc.	1,000	13,237
Nippon Paper Group, Inc.	800	12,700
Nippon Steel Corp.	33,000	74,850
Nippon Telegraph & Telephone Corp.	2,900	135,229
Nippon Yusen K.K.	13,000	34,383
Nissan Motor Co., Ltd.	16,900	160,478
Nisshin Seifun Group, Inc.	1,500	17,561
Nisshin Steel Co., Ltd.	2,000	2,807
Nissin Food Products Co., Ltd.	500	19,014
Nitori Holdings Co., Ltd.	300	28,368
Nitto Denko Corp.	1,200	51,414
NKSJ Holdings, Inc.	2,625	55,881
NOK Corp.	1,000	21,351
Nomura Holdings, Inc.	24,900	93,090
Nomura Real Estate Holdings, Inc.	1,000	18,312
Nomura Real Estate Office Fund, Inc.	2	11,283
Nomura Research Institute Ltd.	1,000	22,006
NSK Ltd.	3,000	19,438
NTN Corp.	4,000	12,592
NTT Data Corp.	10	30,693
NTT DoCoMo, Inc.	99	164,736
Obayashi Corp.	4,000	17,565
Odakyu Electric Railway Co., Ltd.	4,000	39,769
Oji Paper Co., Ltd.	6,000	22,989
Olympus Corp.*	1,500	24,307
Omron Corp.	1,600	33,907
Ono Pharmaceutical Co., Ltd.	600	37,704
Oracle Corp. Japan	200	8,609
Oriental Land Co., Ltd.	300	34,303
ORIX Corp.	680	63,373
Osaka Gas Co., Ltd.	12,000	50,277
Otsuka Corp.	100	8,513
Otsuka Holdings Co., Ltd.	2,400	73,669
Panasonic Corp.	15,500	126,710
Rakuten, Inc.	4,600	47,558
Resona Holdings, Inc.	12,500	51,495
Ricoh Co., Ltd.	5,000	42,198
Rinnai Corp.	300	20,700
Rohm Co., Ltd.	500	19,267
Sankyo Co., Ltd.	400	19,520

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Sanrio Co., Ltd.	300	$10,937
Santen Pharmaceutical Co., Ltd.	600	24,657
SBI Holdings, Inc.	101	7,505
Secom Co., Ltd.	1,400	64,203
Sega Sammy Holdings, Inc.	1,200	24,410
Seiko Epson Corp.	800	8,118
Sekisui Chemical Co., Ltd.	3,000	27,872
Sekisui House Ltd.	4,000	37,768
Seven & I Holdings Co., Ltd.	4,900	147,712
Seven Bank Ltd.	5,300	13,610
Sharp Corp.	7,000	35,665
Shikoku Electric Power Co., Inc.	1,300	27,635
Shimadzu Corp.	1,000	8,653
Shimamura Co., Ltd.	200	23,111
Shimano, Inc.	500	32,781
Shimizu Corp.	5,000	17,347
Shin-Etsu Chemical Co., Ltd.	2,800	154,190
Shinsei Bank Ltd.	9,000	10,949
Shionogi & Co., Ltd.	1,800	24,474
Shiseido Co., Ltd.	2,400	37,871
Showa Denko K.K.	9,000	17,485
Showa Shell Sekiyu K.K.	500	3,069
SMC Corp.	400	69,351
Softbank Corp.	5,900	219,620
Sojitz Corp.	9,400	15,553
Sony Corp.	6,800	97,235
Sony Financial Holdings, Inc.	1,200	19,586
Square Enix Holdings Co., Ltd.	400	6,300
Stanley Electric Co., Ltd.	1,300	20,189
SUMCO Corp.*	1,000	9,097
Sumitomo Chemical Co., Ltd.	9,000	27,665
Sumitomo Corp.	7,500	104,939
Sumitomo Electric Industries Ltd.	4,700	58,566
Sumitomo Heavy Industries Ltd.	3,000	13,509
Sumitomo Metal Industries Ltd.	22,000	36,291
Sumitomo Metal Mining Co., Ltd.	3,000	33,807
Sumitomo Mitsui Financial Group, Inc.	9,000	297,314
Sumitomo Mitsui Trust Holdings, Inc.	20,430	61,058
Sumitomo Realty & Development Co., Ltd.	3,000	73,789
Sumitomo Rubber Industries Ltd.	1,200	15,630
Suruga Bank Ltd.	1,000	10,242
Suzuken Co., Ltd.	400	13,503
Suzuki Motor Corp.	2,800	57,492
Sysmex Corp.	400	15,819
T&D Holdings, Inc.	3,900	41,546
Taiheiyo Cement Corp.	7,000	16,074
Taisei Corp.	8,000	21,442
Taisho Pharmaceutical Holdings Co., Ltd.	300	25,370
Taiyo Nippon Sanso Corp.	1,000	5,843
Takashimaya Co., Ltd.	1,000	7,686
Takeda Pharmaceutical Co., Ltd.	5,200	236,090
TDK Corp.	900	36,638
Teijin Ltd.	6,000	18,265
Terumo Corp.	1,100	45,206
The Bank of Kyoto Ltd.	3,000	22,730

	Number of Shares	Value†

Japan — (continued)
The Bank of Yokohama Ltd.	7,000	$33,097
The Chiba Bank Ltd.	5,000	30,033
The Chugoku Bank Ltd.	1,000	13,032
The Chugoku Electric Power Co., Inc.	2,100	34,635
The Dai-ichi Life Insurance Co., Ltd.	60	69,488
The Hachijuni Bank Ltd.	4,000	20,793
The Iyo Bank Ltd.	1,000	7,986
The Japan Steel Works Ltd.	2,000	11,042
The Kansai Electric Power Co., Inc.	4,800	57,564
The Nishi-Nippon City Bank Ltd.	7,000	16,995
The Shizuoka Bank Ltd.	4,000	41,157
THK Co., Ltd.	1,000	18,905
Tobu Railway Co., Ltd.	7,000	36,802
Toho Co., Ltd.	900	15,570
Toho Gas Co., Ltd.	3,000	18,619
Tohoku Electric Power Co., Inc.	2,500	25,119
Tokio Marine Holdings, Inc.	4,900	122,956
Tokyo Electric Power Co., Inc.*	7,100	13,743
Tokyo Electron Ltd.	1,100	51,584
Tokyo Gas Co., Ltd.	16,000	81,776
Tokyu Corp.	8,000	37,658
Tokyu Land Corp.	3,000	14,891
TonenGeneral Sekiyu K.K.	2,000	17,783
Toppan Printing Co., Ltd.	4,000	26,719
Toray Industries, Inc.	9,000	61,370
Toshiba Corp.	27,000	102,772
Tosoh Corp.	6,000	16,363
TOTO Ltd.	2,000	14,913
Toyo Seikan Kaisha Ltd.	1,000	12,136
Toyo Suisan Kaisha Ltd.	1,000	26,667
Toyoda Gosei Co., Ltd.	400	9,221
Toyota Industries Corp.	1,200	34,405
Toyota Motor Corp.	18,700	754,774
Toyota Tsusho Corp.	1,100	21,027
Trend Micro, Inc.	500	14,730
Tsumura & Co.	200	5,297
Ube Industries Ltd.	7,000	16,282
Unicharm Corp.	800	45,537
Ushio, Inc.	700	8,676
USS Co., Ltd.	110	11,869
West Japan Railway Co.	1,000	41,138
Yahoo! Japan Corp.	106	34,319
Yakult Honsha Co., Ltd.	600	23,497
Yamada Denki Co., Ltd.	540	27,647
Yamaguchi Financial Group, Inc.	1,000	8,819
Yamaha Corp.	1,600	16,465
Yamaha Motor Co., Ltd.	1,400	13,406
Yamato Holdings Co., Ltd.	2,800	45,085
Yamato Kogyo Co., Ltd.	300	8,355
Yamazaki Baking Co., Ltd.	1,000	13,095
Yaskawa Electric Corp.	2,000	15,237
Yokogawa Electric Corp.	2,000	20,677

		14,371,775

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS —(continued)
Jersey — 0.1%
Randgold Resources Ltd.	592	$53,151

Luxembourg — 0.4%
ArcelorMittal	6,745	103,195
Millicom International Cellular S.A.	489	46,150
SES S.A.	2,033	48,068
Tenaris S.A.	3,479	61,181

		258,594

Mexico — 0.0%
Fresnillo Plc	1,200	27,487

Netherlands — 4.8%
Aegon N.V.*	11,510	53,379
Akzo Nobel N.V.	1,530	72,009
ASML Holding N.V.	2,806	144,106
Corio N.V.	312	13,737
Delta Lloyd N.V.	819	11,390
European Aeronautic Defence & Sapce Co. N.V.	2,765	98,132
Fugro N.V.	506	30,693
Gemalto N.V.	526	37,779
Heineken Holdings N.V.	748	33,504
Heineken N.V.	1,679	87,554
ING Groep N.V.*	25,387	170,197
Koninklijke Ahold N.V.	7,594	94,069
Koninklijke Boskalis Westminster N.V.	452	14,915
Koninklijke DSM N.V.	936	46,144
Koninklijke KPN N.V.	9,600	91,795
Koninklijke Philips Electronics N.V.	6,966	137,270
Koninklijke Vopak N.V.	370	23,733
QIAGEN N.V.*	1,189	19,909
Randstad Holding N.V.	866	25,536
Reed Elsevier N.V.	4,586	52,319
Royal Dutch Shell Plc, A Shares	25,033	843,434
Royal Dutch Shell Plc, B Shares	18,116	632,677
SBM Offshore N.V.*	1,230	17,046
TNT Express N.V.	1,885	22,112
Unilever N.V.	10,922	364,855
Wolters Kluwer N.V.	2,234	35,520

		3,173,814

New Zealand — 0.1%
Auckland International Airport Ltd.	6,300	12,356
Contact Energy Ltd.*	2,919	11,294
Fletcher Building Ltd.	3,438	16,273
SKYCITY Entertainment Group Ltd.	4,623	12,629
Telecom Corp. of New Zealand Ltd.	13,589	25,875

		78,427

Norway — 0.7%
Aker Solutions ASA	800	11,351
DnB NOR ASA	6,092	60,576
Gjensidige Forsikring ASA	1,418	16,521
Norsk Hydro ASA	6,555	29,561
Orkla ASA	5,338	38,738

	Number of Shares	Value†

Norway — (continued)
StatoilHydro ASA	7,235	$172,544
Telenor ASA	4,615	77,155
Veripos, Inc.~	195	0
Yara International ASA	1,267	55,446

		461,892

Portugal — 0.1%
Banco Espirito Santo S.A.	10,681	7,303
Energias de Portugal S.A.	12,468	29,494
Galp Energia SGPS, S.A., B Shares	1,326	16,811
Jeronimo Martins SGPS S.A.	1,200	20,288
Portugal Telecom SGPS, S.A.	4,543	19,897

		93,793

Singapore — 1.7%
Ascendas Real Estate Investment Trust	15,000	25,589
CapitaLand Ltd.	17,000	36,655
Capitamall Trust Management Ltd.	14,700	22,266
CapitaMalls Asia Ltd.	7,000	8,731
City Developments Ltd.	3,000	26,742
ComfortDelGro Corp. Ltd.	14,000	17,144
DBS Group Holdings Ltd.	12,107	133,730
Fraser & Neave Ltd.	6,000	33,410
Global Logistic Properties Ltd.	15,000	24,971
Golden Agri-Resources Ltd.	42,000	22,431
Hutchison Port Holdings Trust	35,100	24,921
Jardine Cycle & Carriage Ltd.	1,000	36,856
Keppel Corp. Ltd.	9,600	78,648
Keppel Land Ltd.	5,431	13,976
Olam International Ltd.	10,179	14,743
Oversea-Chinese Banking Corp. Ltd.	18,133	126,802
SembCorp Industries Ltd.	6,000	24,559
SembCorp Marine Ltd.	7,000	26,720
Singapore Airlines Ltd.	4,000	32,984
Singapore Exchange Ltd.	5,000	25,119
Singapore Press Holdings Ltd.	11,000	33,981
Singapore Technologies Engineering Ltd.	12,000	29,583
Singapore Telecommunications Ltd.	51,000	133,557
Starhub, Ltd.	5,000	13,552
United Overseas Bank Ltd.	8,345	123,919
UOL Group Ltd.	4,000	15,680
Wilmar International Ltd.	13,000	37,484

		1,144,753

Spain — 2.6%
Abertis Infraestructuras S.A.	2,542	34,354
Abertis Infraestructuras S.A.*~	127	1,711
Acciona S.A.	126	7,532
Acerinox S.A.	263	2,947
ACS Actividades de Construccion y Servicios S.A.	740	15,851
Amadeus IT Holding S.A.	2,087	44,216
Banco Bilbao Vizcaya Argentaria, Chile S.A.	30,921	220,818
Banco de Sabadell S.A.	13,619	26,449
Banco Popular Espanol 1 -12~	331	747
Banco Popular Espanol S.A.	6,965	15,754
Banco Santander S.A.	64,141	424,310
Bankia S.A.*	4,904	5,738

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — (continued)
Caixabank I -12 Shares~	154	$499
Criteria CaixaCorp S.A.	6,815	22,188
Distribuidora Internacional de Alimentacion S.A.	3,038	14,284
Enagas S.A.	1,161	21,184
Ferrovial S.A.	3,335	37,611
Gas Natural SDG S.A.	1,984	25,474
Grifols S.A.*	1,270	32,174
Iberdrola S.A.	25,252	119,221
Inditex S.A.	1,523	157,426
Mapfre S.A.	5,533	11,256
Red Electrica de Espana S.A.	686	29,941
Repson YPF S.A.	5,162	82,980
Telefonica S.A.	28,556	375,896
Zardoya Otis S.A.	1,360	15,119

		1,745,680

Sweden — 2.9%
Alfa Laval AB	1,900	32,556
Assa Abloy AB, B Shares	2,037	56,885
Atlas Copco AB, A Shares	4,329	93,164
Atlas Copco AB, B Shares	2,290	43,636
Boliden AB	1,883	26,275
Electrolux AB, B Shares	1,462	29,094
Elekta AB	608	27,783
Getinge AB, B Shares	1,453	36,056
Hennes & Mauritz AB, B Shares	6,304	226,275
Hexagon AB, B Shares	1,466	25,164
Holmen AB	500	13,614
Husqvarna AB, B Shares	2,834	13,367
Industrivarden AB	1,227	15,809
Investment AB Kinnevik, B Shares	1,200	24,087
Investor AB, B Shares	3,046	58,158
Lundin Petroleum AB*	1,393	26,077
Modern Times Group AB, B Shares	200	9,257
Nordea Bank AB	17,075	147,151
Ratos AB, B Shares	1,400	13,294
Sandvik AB	6,508	83,463
Scania AB, B Shares	2,380	40,787
Securitas AB, B Shares	1,984	15,427
Skandinaviska Enskilda Banken AB, A Shares	9,468	61,490
Skanska AB, B Shares	2,722	41,713
SKF AB, B Shares	2,481	48,905
Ssab Svenskt Stal AB, A Shares	1,400	11,636
Svenska Cellulosa AB, B Shares	4,140	62,114
Svenska Handelsbanken AB, A Shares	3,276	107,701
Swedbank AB, A Shares	5,589	88,049
Swedish Match AB	1,543	62,192
Tele2 AB, B Shares	2,200	34,088
Telefonaktiebolaget LM Ericsson, B Shares	20,085	183,772
TeliaSonera AB	13,846	88,458
Volvo AB, B Shares	8,801	100,626

		1,948,123

	Number of Shares	Value†

Switzerland — 8.5%
ABB Ltd.*	14,750	$240,841
Actelion Ltd.*	616	25,337
Adecco S.A.*	883	39,267
Aryzta AG*	492	24,489
Baloise Holding AG	303	20,018
Banque Cantonale Vaudoise	32	16,959
Barry Callebaut AG*	11	10,007
Compagnie Financiere Richemont SA	3,630	199,322
Credit Suisse Group AG*	7,897	144,492
GAM Holding Ltd.*	1,619	18,075
Geberit AG*	256	50,503
Givaudan S.A.*	52	51,036
Glencore International Plc	8,976	41,623
Holcim Ltd.*	1,558	86,322
Julius Baer Group Ltd.*	1,367	49,563
Kuehne + Nagel International AG	317	33,584
Lindt & Spruengli AG*	1	36,724
Lindt & Spruengli AG, Participation Certificates*	7	21,634
Lonza Group AG*	223	9,278
Nestle SA	22,343	1,333,383
Novartis AG	15,616	873,111
Pargesa Holding S.A.	223	13,276
Partners Group Holding AG	84	14,940
Roche Holding AG	4,772	824,282
Schindler Holding AG	145	16,352
Schindler Holding AG, Participation Certificates	341	38,126
SGS S.A.	35	65,624
Sika AG*	15	28,965
Sonova Holding AG*	319	30,855
STMicroelectronics N.V.	4,919	26,768
Straumann Holding AG	19	2,794
Sulzer AG	151	17,903
Swiss Life Holding AG*	175	16,494
Swiss Prime Site AG*	325	27,109
Swiss Re Ltd.*	2,480	156,344
Swisscom AG	152	61,238
Syngenta AG	630	215,665
The Swatch Group AG	204	80,629
The Swatch Group AG, Registered Shares	282	19,619
UBS AG*	24,447	286,083
Xstrata Plc	14,013	176,191
Zurich Financial Services AG*	966	218,436

		5,663,261

United Kingdom — 19.6%
3i Group Plc	4,517	13,967
Aberdeen Asset Management Plc	5,701	23,220
Admiral Group Plc	1,092	20,370
Aggreko Plc	1,801	58,570
AMEC Plc	2,494	39,316
Anglo American Plc	8,991	295,491
Antofagasta Plc	2,513	42,987
ARM Holdings Plc	8,680	68,768
Associated British Foods Plc	2,553	51,370
AstraZeneca Plc	8,476	378,772
Aviva Plc	19,465	83,348

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Babcock International Group Plc	1,997	$26,746
BAE Systems Plc	21,719	98,466
Balfour Beatty Plc	4,201	19,643
Barclays Plc	77,421	197,830
BG Group Plc	22,600	462,654
BHP Billiton Plc	14,129	401,579
BP Plc	128,834	860,377
British American Tobacco Plc	13,393	680,898
British Land Co. Plc	6,570	52,609
British Sky Broadcasting Group Plc	7,355	80,183
BT Group Plc	52,408	173,655
Bunzl Plc	2,227	36,400
Burberry Group Plc	3,180	66,210
Carnival Plc	1,274	43,559
Centrica Plc	33,554	167,768
Cobham Plc	8,466	30,843
Compass Group Plc	13,394	140,597
Croda International Plc	898	31,906
Diageo Plc	16,898	435,545
Eurasian Natural Resources Corp.	1,476	9,633
Evraz Plc	3,717	15,244
G4S Plc	8,409	36,751
GKN Plc	10,137	28,740
GlaxoSmithKline Plc	33,745	766,483
Hammerson Plc	5,215	36,219
HSBC Holdings Plc	122,051	1,075,491
ICAP Plc	3,290	17,415
Imi Plc	2,132	27,853
Imperial Tobacco Group Plc	6,709	258,485
Inmarsat Plc	3,494	26,964
Intercontinental Hotels Group Plc	2,014	48,486
International Consolidated Airlines Group SA*	6,233	15,622
Intertek Group Plc	932	39,047
Invensys Plc	4,412	15,377
Investec Plc	3,627	21,173
ITV Plc	22,089	26,579
J. Sainsbury Plc	6,914	32,676
Johnson Matthey Plc	1,505	52,193
Kazakhmys Plc	1,454	16,485
Kingfisher Plc	15,956	71,978
Land Securities Group Plc	4,946	57,304
Legal & General Group Plc	37,514	75,000
Liberty International Plc	3,734	18,864
Lloyds Banking Group Plc*	272,213	132,978
London Stock Exchange Group Plc	1,386	21,880
Lonmin Plc	1,129	13,734
Man Group Plc	8,839	10,576
Marks & Spencer Group Plc	10,596	54,036
Meggitt Plc	4,952	29,965
National Grid Plc	24,307	257,606
Next Plc	1,167	58,597
Old Mutual Plc	30,757	73,148
Pearson Plc	5,413	107,403

	Number of Shares	Value†

United Kingdom — (continued)
Petrofac Ltd.	1,906	$41,603
Prudential Plc	17,739	205,683
Reckitt Benckiser Group Plc	4,456	235,530
Reed Elsevier Plc	8,010	64,201
Rexam Plc	6,154	40,616
Rio Tinto Plc	8,940	424,860
Rolls-Royce Holdings Plc*	12,468	168,040
Royal Bank of Scotland Group Plc*	15,687	53,137
RSA Insurance Group Plc	27,278	46,307
SABMiller Plc	6,315	253,365
Schroders Plc	469	9,831
Scottish & Southern Energy Plc	6,263	136,630
Segro Plc	3,384	11,529
Serco Group Plc	3,127	26,261
Severn Trent Plc	1,688	43,758
Smith & Nephew Plc	5,964	59,655
Smiths Group Plc	2,700	42,880
Standard Chartered Plc	15,829	343,852
Standard Life Plc	16,660	60,999
Subsea 7 SA	1,946	38,512
Tate & Lyle Plc	2,925	29,706
TESCO Plc	54,004	262,449
The Capita Group Plc	4,147	42,613
The Sage Group Plc	9,331	40,611
The Weir Group Plc	1,436	34,507
TUI Travel Plc	1,308	3,477
Tullow Oil Plc	5,873	135,740
Unilever Plc	8,563	287,491
United Utilities Group Plc	4,841	51,282
Vedanta Resources Plc	511	7,324
Vodafone Group Plc	338,066	950,219
Whitbread Plc	1,256	39,935
WM Morrison Supermarkets Plc	14,652	61,139
Wolseley Plc	2,016	75,141
WPP Group Plc	8,141	98,829

		13,061,344

United States — 0.1%
Transocean Ltd.	2,097	93,799

TOTAL COMMON STOCKS (Cost $66,853,853)		64,769,494

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	500	24,664
Henkel AG & Co. KGaA	1,172	77,875
Porsche Automobil Holding SE	1,017	50,589
ProSiebenSat.1 Media AG	587	13,159
RWE AG NV	206	7,649
Volkswagen AG	987	156,369

		330,305

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
PREFERRED STOCKS — (continued)
United Kingdom — 0.0%
Rolls-Royce Holdings Plc, Class C*~	1,257,690	$1,970

TOTAL PREFERRED STOCKS (Cost $290,517)		332,275

RIGHTS — 0.0%
Spain — 0.0%
Zardoya Otis SA*	1,360	735
Repsol YPF SA*	5,162	3,620

TOTAL RIGHTS (Cost $3,599)		4,355

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V.* 07/31/12 (Cost $0)	256	0

SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,654,272)	1,654,272	1,654,272

TOTAL INVESTMENTS — 100.0% (Cost $68,802,241)		$66,760,396

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2012 is $9,325.

ADR — American Depository Receipt.

LP — Limited Partnership.

NVDR — Non Voting Depositary Receipt.

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$105,104
Aerospace & Defense	0.6%	390,203
Agriculture	1.9%	1,245,169
Airlines	0.2%	104,128
Apparel	0.4%	263,690
Auto Manufacturers	3.5%	2,253,468
Auto Parts & Equipment	1.0%	662,187
Banks	13.1%	8,480,705
Beverages	2.6%	1,672,204
Biotechnology	0.3%	185,283
Building Materials	1.1%	722,670
Chemicals	3.8%	2,485,861
Coal*	— %+	12,751

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Commercial Services	1.5%	$938,167
Computers	0.4%	259,463
Cosmetics & Personal Care	0.6%	417,424
Distribution & Wholesale	1.3%	872,166
Diversified	— %+	25,589
Diversified Financial Services	1.2%	784,384
Diversified Operations	0.2%	155,335
Electric	3.1%	2,009,873
Electrical Components & Equipment	1.1%	698,349
Electronics	1.2%	772,217
Energy-Alternate Sources	— %+	20,835
Engineering & Construction	1.4%	883,294
Entertainment	0.2%	143,588
Environmental Control	— %+	18,505
Food	5.6%	3,636,251
Food Service	0.2%	140,597
Forest Products & Paper	0.3%	169,838
Gas	0.7%	481,367
Hand & Machine Tools	0.4%	260,511
Healthcare Products	0.9%	555,885
Healthcare Services	0.2%	152,393
Holding Companies	0.9%	611,800
Home Builders	0.2%	108,195
Home Furnishings	0.4%	288,704
Hotels & Resorts	0.1%	73,636
Household Products & Wares	0.5%	326,305
Industrial	0.3%	168,040
Insurance	4.6%	2,950,377
Internet	0.3%	163,777
Investment Companies	0.3%	207,934
Iron & Steel	0.7%	466,909
Leisure Time	0.2%	134,098
Lodging	0.5%	289,797
Machinery - Construction & Mining	0.5%	303,688
Machinery - Diversified	1.1%	729,806
Media	1.2%	763,945
Metal Fabricate/Hardware	0.5%	301,575
Mining	4.3%	2,793,102
Miscellaneous Manufacturing	1.2%	807,274
Mixed Industrial/Office	0.6%	415,197
Office & Business Equipment	0.5%	353,636
Oil & Gas	7.7%	5,002,952
Oil & Gas Services	0.5%	301,322
Packaging and Containers	0.2%	106,415
Pharmaceuticals	8.2%	5,304,506
Pipelines	— %+	18,085
Real Estate	1.8%	1,147,352
Real Estate Investment Trusts	0.5%	330,759
Retail	2.7%	1,734,244
Semiconductors	0.6%	387,933
Shipbuilding	0.1%	41,957
Software	0.9%	566,615
Storage & Warehousing	— %+	10,574
Strip Centers	0.4%	226,116
Telecommunications	5.9%	3,813,413
Textiles	0.2%	110,738
Toys, Games & Hobbies	0.2%	115,997
Transportation	1.8%	1,147,247

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Venture Capital	— %+	$13,967
Water	0.2%	152,053

	100.0%	$64,769,494

+	Rounded.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$64,769,494	$171,487	$64,598,007	$—
PREFERRED STOCKS	332,275	—	332,275	—
SHORT-TERM INVESTMENTS	1,654,272	1,654,272	—	—
RIGHTS	4,355	—	4,355	—

TOTAL INVESTMENTS	$66,760,396	$1,825,759	$64,934,637	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2011	$1,210
Sales	(1,200)
Realized Gain (Loss)	(39)
Change in Appreciation (Depreciation)	29

Balance as of 6/30/2012	$—

It is the Fund’s policy to recognize transfers in and transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 99.5%
Australia — 2.6%
Coca-Cola Amatil Ltd.	312,633	$4,296,332
Newcrest Mining Ltd.	176,147	4,099,133

		8,395,465

Belgium — 3.0%
Anheuser-Busch InBev NV	123,544	9,740,384

Brazil — 2.5%
AES Tiete S.A. (Preference)	188,499	2,684,128
Cia Energetica de Minas Gerais ADR	157,211	2,895,827
Souza Cruz SA	174,939	2,541,558

		8,121,513

Canada — 5.5%
Goldcorp, Inc.	166,880	6,282,792
Valeant Pharmaceuticals International, Inc.*	257,194	11,537,226

		17,820,018

China — 2.5%
Baidu, Inc. ADR*	23,747	2,730,430
Sands China Ltd.	1,739,522	5,596,089

		8,326,519

Colombia — 1.1%
Ecopetrol SA	66,280	3,697,761

Denmark — 3.6%
Novo Nordisk A/S, B Shares	82,039	11,898,680

France — 6.3%
Bureau Veritas SA	77,886	6,928,795
Cie Generale d’Optique Essilor International SA	69,456	6,452,462
Hermes International	4,195	1,288,885
Pernod-Ricard SA	53,821	5,755,207

		20,425,349

Germany — 2.1%
SAP AG	114,437	6,776,450

Hong Kong — 1.5%
L’Occitane International SA	904,023	2,508,931
Wynn Macau Ltd.	1,077,427	2,542,409

		5,051,340

India — 13.0%
HDFC Bank Ltd.	1,181,910	12,038,122
HDFC Bank Ltd. ADR	13,291	433,286
Hindustan Unilever Ltd.	166,500	1,359,641
Housing Development Finance Corp.	1,162,827	13,712,229
ITC Ltd.	1,946,174	9,062,700
Nestle India Ltd.	34,248	2,787,613
Tata Consultancy Services Ltd.	133,600	3,083,114

		42,476,705

Ireland — 1.7%
Paddy Power PLC	83,742	5,460,752

	Number of Shares	Value†

Japan — 2.2%
Daito Trust Construction Co., Ltd.	38,100	$3,611,579
Nitori Holdings Co., Ltd.	36,850	3,484,495

		7,096,074

Mexico — 2.5%
Fresnillo Plc	200,822	4,600,004
Wal-Mart de Mexico S.A.B de C.V., Series V	1,295,633	3,466,430

		8,066,434

Netherlands — 8.2%
Core Laboratories N.V.	62,087	7,195,884
Royal Dutch Shell Plc	133,643	4,510,552
Unilever N.V.	451,524	15,083,394

		26,789,830

Switzerland — 8.9%
DKSH Holding AG*	48,800	2,673,550
Lindt & Spruengli AG, Participation Certificates*	1,772	5,476,409
Nestle SA	230,710	13,768,281
UBS AG*	618,722	7,240,394

		29,158,634

United Kingdom — 25.3%
British American Tobacco Plc	417,512	21,226,247
Bunzl Plc	196,064	3,204,611
Diageo Plc	394,431	10,166,429
Domino’s Pizza UK & IRL Plc	561,807	4,530,026
GlaxoSmithKline Plc	103,633	2,353,918
HSBC Holdings Plc	912,664	8,042,226
Imperial Tobacco Group Plc	301,067	11,599,551
Rolls-Royce Holdings Plc — C Shares*~	40,290,494	63,101
Rolls-Royce Holdings Plc*	380,099	5,122,866
SABMiller Plc	250,337	10,043,807
Standard Chartered Plc	139,253	3,024,983
TESCO Plc	675,006	3,280,402

		82,658,167

United States — 7.0%
Philip Morris International, Inc.	262,646	22,918,490

TOTAL COMMON STOCKS (Cost $266,202,266)		324,878,565

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,554,311)	1,554,311	1,554,311

TOTAL INVESTMENTS — 100.0% (Cost $267,756,577)		$326,432,876

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2012 is $63,101.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

International Equity Fund

Country Weightings as of 06/30/2012††
United Kingdom	25%
India	13
Switzerland	9
Netherlands	8
United States	8
Canada	6
France	6
Other	25

Total	100%

† % of total investments as of June 30, 2012

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	20.7%	$67,348,546
Apparel	0.4%	1,288,885
Banks	9.5%	30,779,011
Beverages	12.3%	40,002,159
Commercial Services	3.1%	10,133,406
Computers	1.0%	3,083,114
Cosmetics & Personal Care	0.8%	2,508,931
Diversified Financial Services	4.2%	13,712,229
Electric	1.7%	5,579,955
Entertainment	1.7%	5,460,752
Food	12.4%	40,396,099
Healthcare Products	2.0%	6,452,462
Household Products & Wares	0.4%	1,359,641
Industrial	3.5%	11,468,759
Internet	1.7%	5,403,980
Lodging	2.5%	8,138,498
Mining	2.7%	8,699,137
Oil & Gas	2.5%	8,208,313
Oil & Gas Services	2.2%	7,195,884
Pharmaceuticals	8.0%	25,789,824
Real Estate	1.1%	3,611,579
Retail	3.5%	11,480,951
Software	2.1%	6,776,450

	100.0%	$324,878,565

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$324,878,565	$69,057,362	$255,821,203	$—
SHORT-TERM INVESTMENTS	1,554,311	1,554,311	—	—

TOTAL INVESTMENTS	$326,432,876	$70,611,673	$255,821,203	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2011	$19,721
Sales	(20,207)
Change in Appreciation/(Depreciation)	(486)

Balance as of 6/30/2012	—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Brazil — 8.4%
Banco Bradesco S.A. (Preference)	85,600	$1,269,616
BRF - Brasil Foods S.A.	104,200	1,569,355
BRF - Brasil Foods S.A. ADR	2,600	39,494
CIA de Bebidas das Americas ADR	52,500	2,012,325
Cielo S.A.	32,880	961,763
PDG Realty S.A. Empreendimentos e Participacoes	202,100	355,197
Petroleo Brasileiro S.A.	28,620	267,889
Petroleo Brasileiro S.A. (Preference)	61,500	556,363
Petroleo Brasileiro S.A. ADR	32,500	589,550
Petroleo Brasileiro S.A. ADR	37,200	698,244
Raia Drogasil S.A.	21,100	211,158
Ultrapar Participacoes S.A.	40,500	921,105
Vale S.A.	2,978	59,234
Vale S.A. ADR	17,600	349,360
Vale S.A. Preferred ADR	54,600	1,065,246

		10,925,899

Chile — 2.1%
Banco Santander Chile ADR	8,300	643,167
Cencosud S.A.	117,305	645,617
Empresa Nacional de Electricidad S.A.	312,130	529,421
Empresa Nacional de Electricidad S.A. ADR	1,500	76,545
S.A.C.I. Falabella	90,854	830,069

		2,724,819

China — 8.3%
China Construction Bank Corp., Class H	1,811,930	1,251,816
China Pacific Insurance Group Co. Ltd., Class H	348,000	1,135,656
China Telecom Corp. Ltd., Class H	2,480,000	1,088,584
China ZhengTong Auto Services Holdings Ltd.*	117,000	62,211
Hengan International Group Co. Ltd.	98,000	954,633
PetroChina Co. Ltd., Class H	1,116,000	1,444,396
Ping An Insurance Group Co. of China Ltd., Class H	165,000	1,334,167
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	390,100	490,355
Tencent Holdings Ltd.	74,900	2,211,893
Tingyi Cayman Islands Holding Corp.	136,000	350,391
Tsingtao Brewery Co. Ltd., Class H	94,000	537,142

		10,861,244

Cyprus — 0.3%
Eurasia Drilling Co. Ltd. GDR	17,910	456,705

Hong Kong — 2.5%
Ajisen China Holdings Ltd.	432,000	300,599
Belle International Holdings Ltd.	347,000	594,467
China Mengniu Dairy Co. Ltd.	610,000	1,615,277
China Resources Enterprise Ltd.	184,000	549,749
Chow Tai Fook Jewellery Group Ltd.	200,800	250,586

		3,310,678

Hungary — 0.8%
Richter Gedeon Nyrt	6,630	1,094,191

	Number of Shares	Value†

India — 7.9%
ACC Ltd.	32,737	$747,291
Asian Paints Ltd.	9,258	646,274
Dr. Reddy’s Laboratories Ltd.	26,067	772,986
Glenmark Pharmaceuticals Ltd.	102,294	668,491
HDFC Bank Ltd.	129,552	1,319,528
HDFC Bank Ltd. ADR	3,730	121,598
IndusInd Bank Ltd.	109,946	673,528
ITC Ltd.	184,460	858,970
ITC Ltd. GDR*	67,502	314,492
Larsen & Toubro Ltd.	21,085	532,534
Reliance Industries Ltd.	27,516	366,457
Tata Consultancy Services Ltd.	35,413	817,233
Tata Motors Ltd.	237,401	1,040,219
Tata Steel Ltd.	91,371	729,709
Yes Bank Ltd.	105,100	643,705

		10,253,015

Indonesia — 5.2%
Astra International Tbk PT	1,828,500	1,347,968
Bank Central Asia Tbk PT	282,000	220,565
Bank Mandiri Persero Tbk PT	1,294,500	1,004,436
Indofood Sukses Makmur Tbk PT	1,296,000	674,077
Indosat Tbk PT	1,378,500	641,138
Kalbe Farma Tbk PT	1,582,000	639,786
Lippo Karawaci Tbk PT	13,599,500	1,165,793
Telekomunikasi Indonesia Persero Tbk PT	1,218,000	1,064,148

		6,757,911

Japan — 1.0%
Nexon Co. Ltd.*	65,400	1,280,299

Malaysia — 2.8%
AirAsia BHD	550,100	622,620
Axiata Group BHD	687,800	1,190,612
CIMB Group Holdings BHD	411,400	985,879
Gamuda BHD	82,900	92,059
Sime Darby BHD	264,600	827,966

		3,719,136

Mexico — 4.5%
Alfa S.A.B. de C.V.	31,300	500,248
Fomento Economico Mexicano S.A.B. de C.V. ADR	21,897	1,954,307
Grupo Televisa S.A.B. ADR	36,400	781,872
Mexichem S.A.B. de C.V.	144,026	619,520
Wal-Mart de Mexico S.A.B de C.V., Series V	733,100	1,961,389

		5,817,336

Peru — 1.6%
Cia de Minas Buenaventura S.A. ADR	23,400	888,732
Credicorp Ltd.	9,510	1,197,214

		2,085,946

Philippines — 5.2%
Ayala Corp.	74,698	836,514
Bloomberry Resorts Corp.*	998,500	226,815
DMCI Holdings Inc.	39,100	53,123

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Philippines — (continued)
Metro Pacific Investments Corp.	13,004,000	$1,295,541
Metropolitan Bank & Trust	671,792	1,482,723
Philippine Long Distance Telephone Co.	23,230	1,472,826
SM Investments Corp.	78,680	1,369,070

		6,736,612

Poland — 2.3%
Polskie Gomictwo Naftowe I Gazownictwo S.A.*	567,286	707,634
Powszechny Zaklad Ubezpieczen S.A.	10,970	1,103,145
Telekomunikacja Polska S.A.	260,140	1,215,728

		3,026,507

Portugal — 1.1%
Jeronimo Martins SGPS S.A.	83,992	1,420,037

Qatar — 0.5%
Industries Qatar QSC	18,500	642,461

Russia — 3.1%
Gazprom OAO ADR	91,011	862,839
Lukoil OAO ADR	38,785	2,175,063
Rosneft Oil Co. OJSC GDR	153,408	960,334

		3,998,236

South Africa — 4.0%
AngloGold Ashanti Ltd.	10,690	365,107
AngloGold Ashanti Ltd. ADR	3,950	135,643
AVI Ltd.	117,511	720,371
Clicks Group Ltd.	127,100	836,669
Life Healthcare Group Holdings Ltd	99,400	379,086
Naspers Ltd., N Shares	28,260	1,509,435
Pick n Pay Stores Ltd.	141,909	763,218
Sasol Ltd.	13,600	573,680

		5,283,209

South Korea — 15.4%
Cheil Industries, Inc.	6,557	578,547
Cheil Worldwide, Inc.	18,680	298,367
Hyundai Engineering & Construction Co. Ltd.	11,422	656,809
Hyundai Heavy Industries Co. Ltd.	3,796	866,166
Hyundai Motor Co.	11,861	2,434,997
Hyundai Steel Co.	87	6,477
KB Financial Group, Inc.	16,890	551,744
Korea Aerospace Industries Ltd.	19,550	506,098
Korean Air Lines Co. Ltd.*	12,727	564,628
LG Chem Ltd.	3,207	830,213
LG Household & Health Care Ltd.	1,107	597,247
Mando Corp.	2,293	342,271
NCSoft Corp.	4,220	1,012,378
NHN Corp.	3,780	829,083
S.M. Entertainment Co.*	11,023	469,111
Samsung Electronics Co. Ltd.	5,133	5,435,782
Samsung Electronics Co. Ltd. (Preference)	1,701	1,122,918
Samsung Fire & Marine Insurance Co. Ltd.	2,933	582,027
Samsung Life Insurance Co., Ltd.	4,070	332,589
Shinhan Financial Group Co. Ltd.	23,768	833,249
SK C&C Co. Ltd.	6,476	606,286

	Number of Shares	Value†

South Korea — (continued)
Woongjin Coway Co. Ltd.	22,770	$710,979

		20,167,966

Switzerland — 0.5%
The Swatch Group AG	1,539	608,276

Taiwan — 6.8%
Advanced Semiconductor Engineering Inc.	18,000	14,776
Asustek Computer, Inc.	83,088	763,716
Catcher Technology Co. Ltd.	82,000	553,465
Chailease Holding Co. Ltd.	257,000	375,435
Formosa Plastics Corp.	160,000	431,190
Foxconn Technology Co. Ltd.	1,000	3,641
Fubon Financial Holding Co. Ltd.	443,632	448,981
Hon Hai Precision Industry Co. Ltd.	383,509	1,159,558
HTC Corp.	18,543	244,824
Lung Yen Life Service Corp.	84,000	242,852
MediaTek, Inc.	19,000	175,487
MStar Semiconductor Inc.	92,000	620,575
Taiwan Cement Corp.	426,000	509,474
Taiwan Semiconductor Manufacturing Co. Ltd.	898,769	2,460,351
Uni-President Enterprises Corp.	574,724	926,519

		8,930,844

Thailand — 3.7%
Bank of Ayudhya PCL	117,400	109,985
Banpu PCL	7,900	111,436
Banpu PCL NVDR	45,800	650,994
Kasikornbank PCL	63,100	331,123
Kasikornbank PCL NVDR	195,500	1,008,069
Land and Houses PCL NVDR	4,563,700	1,132,967
PTT PCL	50,000	508,501
Siam Cement PCL NVDR	50,600	507,125
Supalai PCL	56,900	30,914
Thai Airways International PCL*	327,800	222,937
Thai Airways International PCL NVDR*	300,400	205,497

		4,819,548

Turkey — 4.1%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	114,042	1,460,316
Haci Omer Sabanci Holding A.S.	200,080	842,477
Turk Telekomunikasyon A.S.	197,014	806,261
Turkiye Garanti Bankasi A.S.	555,550	2,186,926

		5,295,980

United Kingdom — 1.3%
SABMiller PLC	41,963	1,698,441

United States — 2.8%
Mead Johnson Nutrition Co.	16,614	1,337,593
Samsonite International S.A.	542,400	906,103
Yum! Brands, Inc.	20,984	1,351,790

		3,595,486

TOTAL COMMON STOCKS (Cost $110,535,214)		125,510,782

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
EXCHANGE TRADED FUNDS — 0.5%
Chile — 0.5%
Sociedad Quimica y Minera de Chile S.A. ADR (Cost $765,983)	13,000	$723,710

RIGHTS — 0.0%
Chile — 0.0%
Cencosud S.A. Rights 07/20/12* (Cost $0)	12,590	4,149

SHORT-TERM INVESTMENTS — 3.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,269,667)	4,269,667	4,269,667

TOTAL INVESTMENTS — 100.0% (Cost $115,570,864)		$130,508,308

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$298,367
Aerospace & Defense	0.4%	506,098
Agriculture	0.9%	1,173,462
Airlines	1.3%	1,615,682
Auto Manufacturers	2.8%	3,475,216
Auto Parts & Equipment	0.3%	342,271
Banks	11.5%	14,449,878
Beverages	6.1%	7,662,531
Building Materials	1.0%	1,256,765
Chemicals	3.3%	4,090,763
Coal	0.6%	762,430
Commercial Services	1.0%	1,204,615
Computers	1.9%	2,435,700
Cosmetics & Personal Care	0.5%	597,247
Diversified Financial Services	1.5%	1,833,974
Electric	0.5%	605,966
Electrical Components & Equipment	0.2%	226,815
Electronics	0.9%	1,159,558
Engineering & Construction	1.1%	1,334,525
Entertainment	0.4%	469,111
Environmental Control	0.6%	710,979
Food	5.8%	7,240,767
Healthcare Products	0.8%	954,633

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Healthcare Services	0.3%	$379,086
Holding Companies	3.8%	4,784,450
Home Builders	0.9%	1,132,967
Household Products & Wares	0.7%	906,103
Insurance	3.6%	4,487,584
Internet	3.2%	4,053,354
Iron & Steel	0.6%	736,186
Media	1.8%	2,291,307
Metal Fabricate/Hardware	0.4%	553,465
Mining	2.3%	2,863,322
Miscellaneous Manufacturing	0.5%	578,547
Oil & Gas	7.7%	9,710,950
Oil & Gas Services	0.4%	456,705
Pharmaceuticals	3.6%	4,513,047
Real Estate	1.5%	1,927,339
Retail	8.7%	10,977,825
Semiconductors	7.8%	9,829,889
Shipbuilding	0.7%	866,166
Software	1.0%	1,280,299
Telecommunications	5.9%	7,479,297
Water	1.0%	1,295,541

	100.0%	$125,510,782

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Brazil	$10,925,899	$10,925,899	$—	$—
Chile	2,724,819	2,724,819	—	—
China	10,861,244	—	10,861,244	—
Cyprus	456,705	456,705	—	—
Hong Kong	3,310,678	—	3,310,678	—
Hungary	1,094,191	—	1,094,191	—
India	10,253,015	436,090	9,816,925	—
Indonesia	6,757,911	—	6,757,911	—
Japan	1,280,299	—	1,280,299	—
Malaysia	3,719,136	—	3,719,136	—
Mexico	5,817,336	5,817,336	—	—
Peru	2,085,946	2,085,946	—	—
Philippines	6,736,612	—	6,736,612	—
Poland	3,026,507	1,215,728	1,810,779	—
Portugal	1,420,037	—	1,420,037	—
Qatar	642,461	—	642,461	—
Russia	3,998,236	3,998,236	—	—
South Africa	5,283,209	135,643	5,147,566	—
South Korea	20,167,966	—	20,167,966	—
Switzerland	608,276	—	608,276	—
Taiwan	8,930,844	—	8,930,844	—
Thailand	4,819,548	842,874	3,976,674	—
Turkey	5,295,980	—	5,295,980	—
United Kingdom	1,698,441	—	1,698,441	—
United States	3,595,486	3,595,486	—	—
EXCHANGE TRADED FUNDS	723,710	723,710	—	—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Emerging Markets Equity Fund

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
RIGHTS	$4,149	$4,149	$—	$—
SHORT-TERM INVESTMENTS	4,269,667	4,269,667	—	—

TOTAL INVESTMENTS	$130,508,308	$37,232,288	$93,276,020	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 6.7%
Diversified — 0.4%
Retail Properties of America, Inc. Class A	37,264	$362,206

Healthcare Services — 0.7%
Brookdale Senior Living, Inc.*	36,723	651,466

Lodging — 3.2%
Hyatt Hotels Corp., Class A*	36,201	1,345,229
Orient-Express Hotels Ltd., Class A*	81,118	678,958
Starwood Hotels & Resorts Worldwide, Inc.	16,906	896,694

		2,920,881

Real Estate — 2.4%
Brookfield Properties Corp.	122,301	2,130,484

TOTAL COMMON STOCKS (Cost $6,238,893)		6,065,037

REAL ESTATE INVESTMENT TRUSTS — 90.6%
Apartments — 16.4%
American Campus Communities, Inc.	24,595	1,106,283
Apartment Investment & Management Co., Class A	70,449	1,904,236
AvalonBay Communities, Inc.	18,390	2,601,817
Education Realty Trust, Inc.	58,637	649,698
Equity Residential	72,064	4,493,911
Essex Property Trust, Inc.	8,403	1,293,390
Mid-America Apartment Communities, Inc.	23,373	1,594,974
UDR, Inc.	42,852	1,107,296

		14,751,605

Diversified — 14.3%
American Assets Trust, Inc.	27,240	660,570
American Tower Corp.	23,339	1,631,629
Colonial Properties Trust	41,314	914,692
Digital Realty Trust, Inc.	27,137	2,037,175
DuPont Fabros Technology, Inc.	28,881	824,841
Liberty Property Trust	32,720	1,205,405
Vornado Realty Trust	66,422	5,578,120

		12,852,432

Healthcare — 7.4%
HCP, Inc.	74,562	3,291,912
Health Care REIT, Inc.	7,545	439,873
Ventas, Inc.	45,656	2,881,807

		6,613,592

Hotels & Resorts — 3.5%
Hersha Hospitality Trust	133,493	704,843
Host Hotels & Resorts, Inc.	152,747	2,416,458

		3,121,301

Industrial — 6.3%
ProLogis, Inc.	170,665	5,671,198

Manufactured Homes — 1.0%
Equity Lifestyle Properties, Inc.	13,185	909,369

	Number of Shares	Value†

Office Property — 10.2%
Alexandria Real Estate Equities, Inc.	14,583	$1,060,476
Boston Properties, Inc.	28,939	3,136,120
Corporate Office Properties Trust	48,171	1,132,500
Hudson Pacific Properties, Inc.	42,160	734,006
Kilroy Realty Corp.	9,307	450,552
Piedmont Office Realty Trust, Inc., Class A	47,597	819,144
SL Green Realty Corp.	23,164	1,858,679

		9,191,477

Regional Malls — 20.2%
General Growth Properties, Inc.	211,728	3,830,159
Simon Property Group, Inc.	67,051	10,437,159
Tanger Factory Outlet Centers, Inc.	36,879	1,181,972
Taubman Centers, Inc.	17,864	1,378,386
The Macerich Co.	22,255	1,314,158

		18,141,834

Storage & Warehousing — 7.2%
CubeSmart	72,221	842,819
Extra Space Storage, Inc.	47,509	1,453,775
Public Storage	28,948	4,180,381

		6,476,975

Strip Centers — 4.1%
Alexander’s, Inc.	1,446	623,385
Federal Realty Investment Trust	2,050	213,384
Regency Centers Corp.	37,184	1,768,843
Weingarten Realty Investors	39,170	1,031,738

		3,637,350

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $72,124,500)		81,367,133

SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,393,631)	2,393,631	2,393,631

TOTAL INVESTMENTS — 100.0% (Cost $80,757,024)		$89,825,801

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$6,065,037	$6,065,037	$—	$—
REAL ESTATE INVESTMENT TRUSTS	81,367,133	81,367,133	—	—
SHORT-TERM INVESTMENTS	2,393,631	2,393,631	—	—

TOTAL INVESTMENTS	$89,825,801	$89,825,801	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 65.8%
Penn Series Flexibly Managed Fund*	50,131	$1,366,060
Penn Series Index 500 Fund*	270,239	2,732,119
Penn Series Large Cap Growth Fund*	36,683	341,515
Penn Series Large Cap Value Fund*	212,561	3,073,634
Penn Series Large Core Growth Fund*	65,424	683,030
Penn Series Large Core Value Fund*	141,707	1,366,060
Penn Series Large Growth Stock Fund*	118,995	2,049,089
Penn Series Mid Cap Growth Fund*	104,120	1,024,545
Penn Series Mid Cap Value Fund*	81,313	1,024,545
Penn Series Mid Core Value Fund*	127,075	1,366,059
Penn Series Real Estate Securities Fund*	104,041	1,366,060
Penn Series Small Cap Growth Fund*	35,930	683,030
Penn Series Small Cap Index Fund*	89,558	1,024,545
Penn Series Small Cap Value Fund*	79,146	1,366,060
Penn Series SMID Cap Growth Fund*	129,166	1,707,575
Penn Series SMID Cap Value Fund*	109,460	1,366,060

TOTAL AFFILIATED EQUITY FUNDS (Cost $17,338,074)		22,539,986

AFFILIATED FIXED INCOME FUNDS — 4.0%
Penn Series Quality Bond Fund* (Cost $1,183,441)	105,082	1,366,060

AFFILIATED INTERNATIONAL EQUITY FUNDS — 29.9%
Penn Series Developed International Index Fund*	307,325	2,732,120
Penn Series Emerging Markets Equity Fund*	200,694	2,049,089
Penn Series International Equity Fund*	286,536	5,464,239

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $8,867,054)		10,245,448

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $93,402)	93,402	93,402

TOTAL INVESTMENTS — 100.0% (Cost $27,481,971)		$34,244,896

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$22,539,986	$22,539,986	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,366,060	1,366,060	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	10,245,448	10,245,448	—	—
SHORT-TERM INVESTMENTS	93,402	93,402	—	—

TOTAL INVESTMENTS	$34,244,896	$34,244,896	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.8%
Penn Series Flexibly Managed Fund*	218,701	$5,959,590
Penn Series Index 500 Fund*	1,031,581	10,429,283
Penn Series Large Cap Growth Fund*	160,032	1,489,897
Penn Series Large Cap Value Fund*	824,286	11,919,181
Penn Series Large Core Growth Fund*	285,421	2,979,795
Penn Series Large Core Value Fund*	618,215	5,959,590
Penn Series Large Growth Stock Fund*	432,607	7,449,488
Penn Series Mid Cap Growth Fund*	454,237	4,469,693
Penn Series Mid Cap Value Fund*	236,492	2,979,795
Penn Series Mid Core Value Fund*	554,380	5,959,590
Penn Series Real Estate Securities Fund*	340,418	4,469,693
Penn Series Small Cap Growth Fund*	78,374	1,489,898
Penn Series Small Cap Index Fund*	390,707	4,469,693
Penn Series Small Cap Value Fund*	258,962	4,469,693
Penn Series SMID Cap Growth Fund*	450,801	5,959,590
Penn Series SMID Cap Value Fund*	358,148	4,469,693

TOTAL AFFILIATED EQUITY FUNDS (Cost $63,248,256)		84,924,162

AFFILIATED FIXED INCOME FUNDS — 19.0%
Penn Series High Yield Bond Fund*	320,408	2,979,795
Penn Series Limited Maturity Bond Fund*	650,043	7,449,488
Penn Series Quality Bond Fund*	1,375,290	17,878,771

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $24,789,846)		28,308,054

AFFILIATED INTERNATIONAL EQUITY FUNDS — 23.9%
Penn Series Developed International Index Fund*	1,005,555	8,939,386
Penn Series Emerging Markets Equity Fund*	583,701	5,959,590
Penn Series International Equity Fund*	1,093,790	20,858,566

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $30,254,736)		35,757,542

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $477,274)	477,274	477,274

TOTAL INVESTMENTS — 100.0% (Cost $118,770,112)		$149,467,032

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note) :

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$84,924,162	$84,924,162	$—	$—
AFFILIATED FIXED INCOME FUNDS	28,308,054	28,308,054	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	35,757,542	35,757,542	—	—
SHORT-TERM INVESTMENTS	477,274	477,274	—	—

TOTAL INVESTMENTS	$149,467,032	$149,467,032	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 42.9%
Penn Series Flexibly Managed Fund*	468,922	$12,778,119
Penn Series Index 500 Fund*	1,516,691	15,333,743
Penn Series Large Cap Growth Fund*	274,503	2,555,624
Penn Series Large Cap Value Fund*	883,687	12,778,119
Penn Series Large Core Growth Fund*	244,792	2,555,624
Penn Series Large Core Value Fund*	795,319	7,666,871
Penn Series Large Growth Stock Fund*	593,641	10,222,495
Penn Series Mid Cap Growth Fund*	519,436	5,111,248
Penn Series Mid Core Value Fund*	950,930	10,222,495
Penn Series Real Estate Securities Fund*	389,280	5,111,248
Penn Series Small Cap Growth Fund*	134,436	2,555,624
Penn Series Small Cap Index Fund*	446,787	5,111,248
Penn Series Small Cap Value Fund*	296,133	5,111,248
Penn Series SMID Cap Growth Fund*	386,630	5,111,248
Penn Series SMID Cap Value Fund*	614,333	7,666,872

TOTAL AFFILIATED EQUITY FUNDS (Cost $84,497,446)		109,891,826

AFFILIATED FIXED INCOME FUNDS — 36.0%
Penn Series High Yield Bond Fund*	824,395	7,666,872
Penn Series Limited Maturity Bond Fund*	2,676,046	30,667,487
Penn Series Quality Bond Fund*	4,128,316	53,668,101

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $81,714,755)		92,002,460

AFFILIATED INTERNATIONAL EQUITY FUNDS — 18.0%
Penn Series Developed International Index Fund*	1,437,359	12,778,119
Penn Series Emerging Markets Equity Fund*	750,918	7,666,872
Penn Series International Equity Fund*	1,340,128	25,556,239

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $39,454,608)		46,001,230

AFFILIATED MONEY MARKET FUND — 3.0%
Penn Series Money Market Fund (Cost $7,666,936)	7,666,936	7,666,936

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $283,027)	283,027	283,027

TOTAL INVESTMENTS — 100.0% (Cost $213,616,772)		$255,845,479

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$109,891,826	$109,891,826	$—	$—
AFFILIATED FIXED INCOME FUNDS	92,002,460	92,002,460	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	46,001,230	46,001,230	—	—
AFFILIATED MONEY MARKET FUNDS	7,666,936	7,666,936	—	—
SHORT-TERM INVESTMENTS	283,027	283,027	—	—

TOTAL INVESTMENTS	$255,845,479	$255,845,479	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.0%
Penn Series Flexibly Managed Fund*	203,743	$5,551,995
Penn Series Index 500 Fund*	549,159	5,551,996
Penn Series Large Cap Value Fund*	191,978	2,775,998
Penn Series Large Core Value Fund*	191,978	1,850,665
Penn Series Large Growth Stock Fund*	161,208	2,775,998
Penn Series Mid Core Value Fund*	344,310	3,701,330
Penn Series Real Estate Securities Fund*	140,949	1,850,665
Penn Series Small Cap Index Fund*	161,771	1,850,665
Penn Series SMID Cap Growth Fund*	139,990	1,850,665
Penn Series SMID Cap Value Fund*	148,290	1,850,665

TOTAL AFFILIATED EQUITY FUNDS (Cost $22,787,885)		29,610,642

AFFILIATED FIXED INCOME FUNDS — 53.0%
Penn Series High Yield Bond Fund*	497,491	4,626,663
Penn Series Limited Maturity Bond Fund*	1,614,891	18,506,651
Penn Series Quality Bond Fund*	1,993,024	25,909,312

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $43,258,370)		49,042,626

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund*	312,261	2,775,998
Penn Series International Equity Fund*	339,661	6,477,328

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,414,202)		9,253,326

AFFILIATED MONEY MARKET FUND — 5.0%
Penn Series Money Market Fund (Cost $4,626,701)	4,626,701	4,626,701

TOTAL INVESTMENTS — 100.0% (Cost $78,087,158)		$92,533,295

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$29,610,642	$29,610,642	$—	$—
AFFILIATED FIXED INCOME FUNDS	49,042,626	49,042,626	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	9,253,326	9,253,326	—	—
AFFILIATED MONEY MARKET FUNDS	4,626,701	4,626,701	—	—

TOTAL INVESTMENTS	$92,533,295	$92,533,295	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 16.9%
Penn Series Flexibly Managed Fund*	154,345	$4,205,906
Penn Series Index 500 Fund*	277,343	2,803,937
Penn Series Large Core Value Fund*	145,432	1,401,969
Penn Series Large Growth Stock Fund*	81,415	1,401,969
Penn Series Mid Core Value Fund*	195,624	2,102,953

TOTAL AFFILIATED EQUITY FUNDS (Cost $9,670,564)		11,916,734

AFFILIATED FIXED INCOME FUNDS — 67.7%
Penn Series High Yield Bond Fund*	452,248	4,205,906
Penn Series Limited Maturity Bond Fund*	1,529,198	17,524,610
Penn Series Quality Bond Fund*	1,995,109	25,936,422

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $42,532,733)		47,666,938

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund*	157,702	1,401,969
Penn Series International Equity Fund*	110,275	2,102,953

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,856,837)		3,504,922

AFFILIATED MONEY MARKET FUND — 10.0%
Penn Series Money Market Fund (Cost $7,009,902)	7,009,902	7,009,902

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $259,617)	259,617	259,617

TOTAL INVESTMENTS — 100.0% (Cost $62,329,653)		$70,358,113

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2012 are as follows (See Security Valuation Note) :

ASSETS TABLE
Description	Total Market Value at 06/30/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$11,916,734	$11,916,734	$—	$—
AFFILIATED FIXED INCOME FUNDS	47,666,938	47,666,938	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,504,922	3,504,922	—	—
AFFILIATED MONEY MARKET FUNDS	7,009,902	7,009,902	—	—
SHORT-TERM INVESTMENTS	259,617	259,617	—	—

TOTAL INVESTMENTS	$70,358,113	$70,358,113	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2012

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS
Investments at value	$143,044,418	$188,413,710	$530,595,460	$170,952,635
Foreign currency, at value	—	—	—	8,540
Interest, dividends and reclaims receivable	121,889	650,590	2,527,961	2,582,493
Receivable for investment securities sold	—	—	—	197,055
Receivable from investment adviser	7,585	—	—	—
Receivable for capital stock sold	60,731	7,725	403,644	26,595
Net unrealized appreciation of forward foreign currency contracts	—	—	—	10,836
Other assets	3,491	4,100	10,844	3,538

Total Assets	143,238,114	189,076,125	533,537,909	173,781,692

LIABILITIES
Payable for investment securities purchased	—	—	5,000,000	10,629,948
Payable for capital stock redeemed	237,273	1,423,223	3,189,310	3,934,070
Payable to investment adviser	—	46,300	133,210	65,326
Payable to The Penn Mutual Life Insurance Co.	44,102	68,799	192,321	59,127
Net unrealized depreciation of forward foreign currency contracts	—	—	—	66,613
Other liabilities	29,536	31,157	74,330	40,911

Total Liabilities	310,911	1,569,479	8,589,171	14,795,995

NET ASSETS	$142,927,203	$187,506,646	$524,948,738	$158,985,697

Investments at cost	143,044,418	185,797,708	498,095,144	166,859,458
Foreign currency at cost	—	—	—	8,386

COMPONENTS OF NET ASSETS:
Paid-in Capital	$142,927,203	$183,899,637	$481,022,854	$158,634,950
Undistributed net investment income (loss)	—	879,759	5,428,527	4,725,440
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	111,248	5,997,041	(8,411,060)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	2,616,002	32,500,316	4,036,367

NET ASSETS	$142,927,203	$187,506,646	$524,948,738	$158,985,697

Shares outstanding, $0.10 par value, 500 million shares authorized	142,911,277

Shares outstanding, $0.10 par value, 250 million shares authorized			40,393,453	17,099,218

Shares outstanding, $0.0001 par value, 250 million shares authorized		16,358,312

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.46	$13.00	$9.30

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2012

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS
Investments of affiliated issuers at value	$—	$69,732,578	$—	$—
Investments of unaffiliated issuers at value	1,824,581,104	126,001	193,290,156	34,327,158
Interest, dividends and reclaims receivable	4,181,735	1	98,784	31,133
Receivable for investment securities sold	21,156,664	920,026	291,098	5,610,699
Receivable for capital stock sold	6,238,965	1,517	5,764,265	15,119
Other assets	41,304	1,598	4,538	915

Total Assets	1,856,199,772	70,781,721	199,448,841	39,985,024

LIABILITIES
Call options written, at value	13,885,113	—	—	—
Payable for investment securities purchased	15,419,034	901,984	229,644	414,693
Payable for capital stock redeemed	297,459	355	33,138	5,077,020
Payable to investment adviser	878,108	—	97,346	17,512
Payable to The Penn Mutual Life Insurance Co.	672,151	18,490	73,266	15,211
Other liabilities	206,034	9,493	42,748	7,865

Total Liabilities	31,357,899	930,322	476,142	5,532,301

NET ASSETS	$1,824,841,873	$69,851,399	$198,972,699	$34,452,723

Investments of affiliated issuers at cost	—	54,586,641	—	—
Investments of unaffiliated issuers at cost	1,657,740,192	126,001	137,601,542	31,214,641
Call options written, premiums received	12,799,208	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,567,937,369	$59,326,246	$162,091,591	$32,504,197
Undistributed net investment income (loss)	13,637,974	(65,660)	(254,856)	(31,333)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	77,512,302	(4,555,124)	(18,552,654)	(1,132,658)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	165,754,228	15,145,937	55,688,618	3,112,517

NET ASSETS	$1,824,841,873	$69,851,399	$198,972,699	$34,452,723

Shares outstanding, $0.10 par value, 250 million shares authorized	66,971,944		11,557,644

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,755,947		3,699,021

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$27.25	$12.14	$17.22	$9.31

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2012

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
ASSETS
Investments at value	$106,890,114	$164,608,294	$151,117,477	$283,537,182
Interest, dividends and reclaims receivable	52,239	184,474	374,788	362,851
Receivable for investment securities sold	2,002,897	9,518,949	1,052,810	254,594
Receivable for capital stock sold	147,642	17,863	749,368	6,388,654
Futures receivable	—	—	—	105,400
Other assets	2,756	4,252	3,601	14,905

Total Assets	109,095,648	174,333,832	153,298,044	290,663,586

LIABILITIES
Payable for investment securities purchased	1,954,286	4,661,910	1,515,248	452,763
Payable for capital stock redeemed	27,370	11,029,766	153,948	183,159
Payable to investment adviser	51,627	81,089	71,787	15,763
Payable to The Penn Mutual Life Insurance Co.	40,737	63,672	55,711	104,988
Other liabilities	21,467	31,131	28,929	54,156

Total Liabilities	2,095,487	15,867,568	1,825,623	810,829

NET ASSETS	$107,000,161	$158,466,264	$151,472,421	$289,852,757

Investments at cost	85,468,393	158,977,796	123,085,906	241,563,068

COMPONENTS OF NET ASSETS:
Paid-in Capital	$109,399,745	$179,484,587	$157,857,338	$268,960,558
Undistributed net investment income (loss)	(74,210)	967,099	1,244,999	2,478,552
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(23,747,095)	(27,615,920)	(35,661,487)	(23,689,882)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	21,421,721	5,630,498	28,031,571	42,103,529

NET ASSETS	$107,000,161	$158,466,264	$151,472,421	$289,852,757

Shares outstanding, $0.10 par value, 250 million shares authorized		10,959,238

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,245,580		15,706,845	28,662,647

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.44	$14.46	$9.64	$10.11

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets And Liabilities (Unaudited)

June 30, 2012

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
ASSETS
Investments at value	$101,057,772	$99,821,356	$62,149,167	$32,167,026
Interest, dividends and reclaims receivable	63,734	230,423	68,658	3,069
Receivable for investment securities sold	2,010,140	—	669,056	375,731
Receivable for capital stock sold	566,126	390,622	1,773,609	3,043,519
Other assets	2,679	2,689	1,427	691

Total Assets	103,700,451	100,445,090	64,661,917	35,590,036

LIABILITIES
Payable for investment securities purchased	1,032,339	—	1,088,874	482,009
Payable for capital stock redeemed	1,790,601	15,063	20,543	8,186
Payable to investment adviser	57,298	43,418	35,389	16,557
Payable to The Penn Mutual Life Insurance Co.	36,790	37,597	23,331	11,782
Other liabilities	16,908	19,276	13,720	6,789

Total Liabilities	2,933,936	115,354	1,181,857	525,323

NET ASSETS	$100,766,515	$100,329,736	$63,480,060	$35,064,713

Investments at cost	90,166,052	94,749,669	57,277,001	29,376,269

COMPONENTS OF NET ASSETS:
Paid-in Capital	$88,432,466	$93,305,952	$62,260,511	$32,149,819
Undistributed net investment income (loss)	(230,434)	604,423	235,497	(132,034)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	1,672,763	1,347,674	(3,888,114)	256,171
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	10,891,720	5,071,687	4,872,166	2,790,757

NET ASSETS	$100,766,515	$100,329,736	$63,480,060	$35,064,713

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,241,147	7,962,221	5,907,435	2,652,522

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.84	$12.60	$10.75	$13.22

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2012

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
ASSETS
Investments at value	$37,257,715	$78,748,592	$164,124,586	$32,847,967
Interest, dividends and reclaims receivable	53,020	2,231	273,478	37,138
Receivable for investment securities sold	671,753	726,825	1,371,323	134,645
Receivable for capital stock sold	417,210	275,239	160,007	1,955,627
Futures receivable	—	—	—	37,600
Other assets	793	2,125	3,992	713

Total Assets	38,400,491	79,755,012	165,933,386	35,013,690

LIABILITIES
Payable for investment securities purchased	157,614	764,725	331,520	—
Payable for capital stock redeemed	1,626,005	1,283,413	17,191	30,160
Payable to investment adviser	23,880	45,724	110,791	4,244
Payable to The Penn Mutual Life Insurance Co.	13,793	29,973	61,620	11,987
Other liabilities	7,823	14,643	29,441	37,516

Total Liabilities	1,829,115	2,138,478	550,563	83,907

NET ASSETS	$36,571,376	$77,616,534	$165,382,823	$34,929,783

Investments at cost	35,056,302	78,720,298	144,312,026	28,350,987

COMPONENTS OF NET ASSETS:
Paid-in Capital	$32,940,170	$78,472,300	$144,307,315	$29,453,795
Undistributed net investment income (loss)	85,707	(407,433)	1,049,379	166,890
Accumulated net realized gain (loss) on investment transactions and foreign exchange	1,344,085	(476,626)	213,569	766,876
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	2,201,414	28,293	19,812,560	4,542,222

NET ASSETS	$36,571,376	$77,616,534	$165,382,823	$34,929,783

Shares outstanding, $0.10 par value, 250 million shares authorized		4,082,264	9,581,852

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,930,168			3,054,072

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.48	$19.01	$17.26	$11.44

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2012

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
ASSETS
Investments at value	$66,760,396	$326,432,876	$130,508,308	$89,825,801
Foreign currency, at value	672,737	307,780	300,142	—
Interest, dividends and reclaims receivable	220,682	1,550,485	380,903	157,069
Receivable for investment securities sold	67,396	1,098,137	975,953	1,096,374
Receivable from investment adviser	8,086	—	—	—
Receivable for capital stock sold	1,245,680	365,500	535,062	58,065
Net unrealized appreciation of forward foreign currency contracts	—	—	14,208	—
Other assets	630,082	7,938	3,311	1,894

Total Assets	69,605,059	329,762,716	132,717,887	91,139,203

LIABILITIES
Payable for investment securities purchased	352,091	409,139	361,756	1,073,936
Payable for capital stock redeemed	14,112	258,919	13,270	718,550
Payable to investment adviser	—	221,391	125,393	49,370
Payable to The Penn Mutual Life Insurance Co.	24,781	122,694	49,505	32,213
Deferred Indian capital gains tax	—	—	155,509	—
Other liabilities	62,317	117,246	191,061	12,315

Total Liabilities	453,301	1,129,389	896,494	1,886,384

NET ASSETS	$69,151,758	$328,633,327	$131,821,393	$89,252,819

Investments at cost	68,802,241	267,756,577	115,570,864	80,757,024
Foreign currency at cost	671,022	345,715	294,669	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$70,883,795	$324,777,816	$129,850,371	$76,266,173
Undistributed net investment income (loss)	1,313,782	(690,043)	470,419	840,854
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(1,125,287)	(54,062,927)	(13,303,282)	3,077,015
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(1,920,532)	58,608,481	14,803,885	9,068,777

NET ASSETS	$69,151,758	$328,633,327	$131,821,393	$89,252,819

Shares outstanding, $0.10 par value, 250 million shares authorized		17,235,797

Shares outstanding, $0.0001 par value, 250 million shares authorized	7,775,871		12,907,096	6,798,122

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.89	$19.07	$10.21	$13.13

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2012

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
ASSETS
Investments of affiliated issuers at value	$34,151,494	$148,989,758	$255,562,452	$92,533,295
Investments of unaffiliated issuers at value	93,402	477,274	283,027	—
Interest, dividends and reclaims receivable	2	4	7	3
Receivable for investment securities sold	2,191,914	8,628,885	10,948,783	5,085,105
Receivable for capital stock sold	—	—	305,864	107,023
Other assets	713	3,464	5,615	2,107

Total Assets	36,437,525	158,099,385	267,105,748	97,727,533

LIABILITIES
Cash overdraft	—	—	—	94,960
Payable for investment securities purchased	2,224,791	8,783,381	10,919,281	4,705,372
Payable for capital stock redeemed	2,110	13,903	7	40
Payable to investment adviser	2,267	11,846	20,429	8,317
Payable to The Penn Mutual Life Insurance Co.	12,180	56,265	93,155	34,715
Other liabilities	6,477	16,393	26,125	11,612

Total Liabilities	2,247,825	8,881,788	11,058,997	4,855,016

NET ASSETS	$34,189,700	$149,217,597	$256,046,751	$92,872,517

Investments of affiliated issuers at cost	27,388,569	118,292,838	213,333,745	78,087,158
Investments of unaffiliated issuers at cost	93,402	477,274	283,027	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$27,790,961	$120,970,761	$214,715,303	$78,773,542
Undistributed net investment income (loss)	(52,269)	(238,309)	(388,830)	(153,754)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(311,917)	(2,211,775)	(508,429)	(193,408)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	6,762,925	30,696,920	42,228,707	14,446,137

NET ASSETS	$34,189,700	$149,217,597	$256,046,751	$92,872,517

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,194,525	12,855,142	22,556,570	8,146,895

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.70	$11.61	$11.35	$11.40

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2012

Conservative Allocation Fund
ASSETS
Investments of affiliated issuers at value	$70,098,496
Investments of unaffiliated issuers at value	259,617
Interest, dividends and reclaims receivable	3
Receivable for investment securities sold	2,806,335
Receivable for capital stock sold	580
Other assets	1,388

Total Assets	73,166,419

LIABILITIES
Payable for investment securities purchased	2,744,738
Payable for capital stock redeemed	237
Payable to investment adviser	6,474
Payable to The Penn Mutual Life Insurance Co.	24,659
Other liabilities	9,048

Total Liabilities	2,785,156

NET ASSETS	$70,381,263

Investments of affiliated issuers at cost	62,070,036
Investments of unaffiliated issuers at cost	259,617

COMPONENTS OF NET ASSETS:
Paid-in Capital	$62,520,604
Undistributed net investment income (loss)	(106,779)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(61,022)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	8,028,460

NET ASSETS	$70,381,263

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,151,677

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.44

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2012

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$1,893	$939	$3,485	$112,582
Interest	162,329	1,397,537	6,841,695	5,654,348

Total Investment Income	164,222	1,398,476	6,845,180	5,766,930

EXPENSES
Investment advisory fees	133,440	268,568	772,304	382,422
Administration fees	108,577	134,284	373,720	114,727
Accounting fees	46,138	54,707	114,526	48,188
Director fees and expenses	3,186	3,667	9,931	3,115
Custodian fees and expenses	24,586	10,966	28,047	21,248
Pricing fees	7,702	7,013	11,894	30,316
Professional fees	15,388	18,168	49,108	15,159
Printing fees	9,247	10,871	29,631	9,166
Other expenses	11,969	10,473	27,492	9,746

Total Expenses	360,233	518,717	1,416,653	634,087
Less: Waivers and reimbursement from advisor	133,440	—	—	—
Less: Waivers and reimbursement from administrator	69,825	—	—	—

Net Expenses	156,968	518,717	1,416,653	634,087

Net Investment Income (Loss)	7,254	879,759	5,428,527	5,132,843

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	—	360,778	6,728,771	(142,666)
Net realized foreign currency exchange gain (loss)	—	—	—	143,676
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(536,383)	(1,508,587)	4,361,541

Net Gain (Loss) on Investment Securities and Foreign Currency	—	(175,605)	5,220,184	4,362,551

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,254	$704,154	$10,648,711	$9,495,394

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$11,218,315	$11	$644,104	$152,879
Interest	9,700,104	—	—	1
Foreign tax withheld	(13,864)	—	(1,572)	(730)

Total Investment Income	20,904,555	11	642,532	152,150

EXPENSES
Investment advisory fees	5,316,413	—	609,589	112,871
Administration fees	1,329,103	51,359	146,182	30,783
Accounting fees	246,831	5,968	58,673	14,429
Director fees and expenses	36,546	1,426	3,993	828
Custodian fees and expenses	120,954	3,906	23,650	11,411
Pricing fees	18,617	1,950	12,201	3,706
Professional fees	177,374	6,828	19,369	4,163
Printing fees	107,679	4,191	11,790	2,489
Other expenses	104,265	4,610	11,941	2,803

Total Expenses	7,457,782	80,238	897,388	183,483
Less: Waivers and reimbursement from administrator	—	14,567	—	—

Net Expenses	7,457,782	65,671	897,388	183,483

Net investment income (loss)	13,446,773	(65,660)	(254,856)	(31,333)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	84,924,445	318,159	4,675,689	2,160,088
Net realized gain (loss) on options	3,766,983	—	—	—
Net realized foreign currency exchange gain (loss)	160,465	—	(288)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	13,703,926	3,983,485	19,206,511	707,684

Net Gain (Loss) on Investment Securities and Foreign Currency	102,555,819	4,301,644	23,881,912	2,867,772

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$116,002,592	$4,235,984	$23,627,056	$2,836,439

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2012

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$416,460	$1,776,825	$1,920,982	$2,967,390
Interest	—	1	13	66
Foreign tax withheld	—	(7,998)	(14,382)	—

Total Investment Income	416,460	1,768,828	1,906,613	2,967,456

EXPENSES
Investment advisory fees	326,953	518,414	447,607	98,695
Administration fees	81,738	129,604	111,902	211,488
Accounting fees	37,192	53,147	47,246	80,440
Director fees and expenses	2,348	3,728	3,176	5,879
Custodian fees and expenses	14,270	14,508	14,309	19,609
Pricing fees	3,139	4,651	3,294	7,091
Professional fees	10,356	17,411	14,750	28,029
Printing fees	6,591	10,852	9,095	17,312
Other expenses	8,083	11,500	10,235	26,156

Total Expenses	490,670	763,815	661,614	494,699
Less: Waivers and reimbursement from administrator	—	—	—	2,570

Net Expenses	490,670	763,815	661,614	492,129

Net investment income (loss)	(74,210)	1,005,013	1,244,999	2,475,327

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	8,793,068	115,079	3,192,850	818,896
Net realized gain (loss) on futures contracts	—	—	—	139,904
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,885,366	6,397,555	7,148,032	21,272,340
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	130,754

Net Gain (Loss) on Investment Securities and Foreign Currency	12,678,434	6,512,634	10,340,882	22,361,894

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,604,224	$7,517,647	$11,585,881	$24,837,221

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

INVESTMENT INCOME:
Dividends	$304,435	$1,034,449	$549,605	$30,586
Interest	—	—	13	—
Foreign tax withheld	88	(9,784)	(1)	—

Total Investment Income	304,523	1,024,665	549,617	30,586

EXPENSES
Investment advisory fees	374,683	279,583	227,684	116,121
Administration fees	80,289	76,250	47,434	23,224
Accounting fees	36,693	35,266	22,136	13,675
Director fees and expenses	2,337	2,268	1,294	610
Custodian fees and expenses	10,529	9,538	20,004	8,682
Pricing fees	4,081	3,883	4,043	3,377
Professional fees	10,682	9,962	6,529	3,020
Printing fees	6,749	6,418	3,898	1,829
Other expenses	11,238	8,050	4,072	2,246

Total Expenses	537,281	431,218	337,094	172,784
Less: Waivers and reimbursement from advisor	—	—	—	10,164
Less: Waivers and reimbursement from administrator	2,324	—	—	—

Net Expenses	534,957	431,218	337,094	162,620

Net investment income (loss)	(230,434)	593,447	212,523	(132,034)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	3,299,638	2,237,590	3,137,350	290,299
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,060,091	3,750,254	(1,132,457)	2,790,396

Net Gain (Loss) on Investment Securities and Foreign Currency	5,359,729	5,987,844	2,004,893	3,080,695

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,129,295	$6,581,291	$2,217,416	$2,948,661

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2012

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$293,700	$48,582	$2,004,812	$255,128
Interest	—	14	—	116
Foreign tax withheld	—	—	(139)	(327)

Total Investment Income	293,700	48,596	2,004,673	254,917

EXPENSES
Investment advisory fees	173,270	310,667	706,171	48,001
Administration fees	27,358	62,576	124,618	24,001
Accounting fees	13,676	29,202	51,485	13,675
Director fees and expenses	713	1,863	3,521	641
Custodian fees and expenses	6,529	27,629	24,246	17,680
Pricing fees	3,514	4,121	5,248	17,372
Professional fees	3,634	8,393	16,732	3,199
Printing fees	2,167	5,307	10,304	1,931
Other expenses	2,452	6,271	15,368	2,243

Total Expenses	233,313	456,029	957,693	128,743
Less: Waivers and reimbursement from advisor	25,320	—	2,399	40,716

Net Expenses	207,993	456,029	955,294	88,027

Net investment income (loss)	85,707	(407,433)	1,049,379	166,890

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	1,719,215	2,657,712	8,307,377	997,793
Net realized gain (loss) on futures contracts	—	—	—	58,037
Change in net unrealized appreciation (depreciation) of investments and foreign currency	459,668	1,604,141	833,446	1,064,237
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	30,978

Net Gain (Loss) on Investment Securities and Foreign Currency	2,178,883	4,261,853	9,140,823	2,151,045

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,264,590	$3,854,420	$10,190,202	$2,317,935

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

INVESTMENT INCOME:
Dividends	$1,712,118	$5,995,017	$1,810,845	$1,266,899
Interest	645	70	493	—
Foreign tax withheld	(135,955)	(304,836)	(199,149)	(4,303)

Total Investment Income	1,576,808	5,690,251	1,612,189	1,262,596

EXPENSES
Investment advisory fees	100,158	1,391,329	786,585	291,016
Administration fees	50,079	245,529	99,990	62,361
Accounting fees	26,709	108,157	49,941	29,102
Director fees and expenses	1,378	6,931	2,838	1,670
Custodian fees and expenses	30,883	88,390	192,804	15,861
Pricing fees	103,351	17,101	25,752	3,504
Professional fees	6,718	40,428	26,690	8,183
Printing fees	4,085	20,132	8,210	4,841
Other expenses	12,648	20,580	9,230	5,204

Total Expenses	336,009	1,938,577	1,202,040	421,742
Less: Waivers and reimbursement from advisor	139,007	—	82,405	—

Net Expenses	197,002	1,938,577	1,119,635	421,742

Net Investment Income (Loss)	1,379,806	3,751,674	492,554	840,854

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(372,096)	22,258,634	(2,370,075)	4,719,160
Net realized gain (loss) on futures contracts	(45,492)	—	—	—
Net realized foreign currency exchange gain (loss)	5,145	(364,588)	(110,197)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,070,721	(1,924,625)	9,069,727	4,904,571
Change in net unrealized appreciation (depreciation) of futures contracts	94,828	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	753,106	19,969,421	6,589,455	9,623,731

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,132,912	$23,721,095	$7,082,009	$10,464,585

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2012

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$7	$32	$407	$255
Interest	—	7	9	—

Total Investment Income (Loss)	7	39	416	255

EXPENSES
Investment advisory fees	15,828	74,087	121,711	46,565
Administration fees	23,742	111,131	182,567	69,848
Accounting fees	5,968	7,409	12,171	5,968
Director fees and expenses	629	3,027	4,928	1,899
Custodian fees and expenses	2,208	7,917	12,743	5,173
Pricing fees	2,078	2,108	2,110	2,082
Professional fees	3,088	14,698	24,149	9,589
Printing fees	1,875	8,960	14,609	5,694
Other expenses	2,298	9,011	14,258	8,618

Total Expenses	57,714	238,348	389,246	155,436
Less: Waivers and reimbursement from advisor	5,438	—	—	1,427

Net Expenses	52,276	238,348	389,246	154,009

Net investment loss	(52,269)	(238,309)	(388,830)	(153,754)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	53,538	(59,347)	1,221,328	728,519
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,950,346	8,473,984	10,643,679	3,068,073

Net Gain (Loss) on Investment Securities and Foreign Currency	2,003,884	8,414,637	11,865,007	3,796,592

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,951,615	$8,176,328	$11,476,177	$3,642,838

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$346
Interest	—

Total Investment Income	346

EXPENSES
Investment advisory fees	32,433
Administration fees	48,650
Accounting fees	5,968
Director fees and expenses	1,286
Custodian fees and expenses	3,742
Pricing fees	2,044
Professional fees	6,774
Printing fees	3,920
Other expenses	3,714

Total Expenses	108,531
Less: Waivers and reimbursement from advisor	1,406

Net Expenses	107,125

Net investment loss	(106,779)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	470,014
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,462,163

Net Gain (Loss) on Investment Securities and Foreign Currency	1,932,177

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,825,398

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,254	$14,798	$879,759	$1,826,135
Net realized gains (loss) from investment transactions	—	998	360,778	99,174
Net realized foreign exchange gain (loss)	—	—	—	—
Capital gain distributions received from unaffiliated funds	—	—	—	28
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(536,383)	1,616,547

Net Increase (Decrease) in Net Assets Resulting from Operations	7,254	15,796	704,154	3,541,884

Distributions from:
Net investment income	(7,254)	(14,798)	—	—

Total Distributions	(7,254)	(14,798)	—	—

Capital Share Transactions (1):
Shares issued	29,300,688	126,009,815	26,445,714	53,650,091
Shares issued in lieu of cash distributions	7,254	14,800	—	—
Shares redeemed	(40,594,044)	(111,800,282)	(13,932,820)	(35,349,861)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,286,102)	14,224,333	12,512,894	18,300,230

Total Increase (Decrease)	(11,286,102)	14,225,331	13,217,048	21,842,114
Net Assets:
Beginning of period	154,213,305	139,987,974	174,289,598	152,447,484

End of Period	$142,927,203	$154,213,305	$187,506,646	$174,289,598

Undistributed net investment income (loss)	$—	$—	$879,759	$—

(1) Shares Issued and Redeemed:
Shares issued	29,300,688	125,986,265	2,311,588	4,734,426
Shares issued in lieu of cash distributions	7,254	14,800	—	—
Shares redeemed	(40,594,044)	(111,776,732)	(1,217,563)	(3,121,589)

	(11,286,102)	14,224,333	1,094,025	1,612,837

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,428,527	$11,495,631	$5,132,843	$9,995,497
Net realized gains (loss) from investment transactions	6,728,771	5,477,423	(142,666)	2,313,209
Net realized foreign exchange gain (loss)	—	—	143,676	52,901
Capital gain distributions received from unaffiliated funds	—	110	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1,508,587)	26,096,154	4,361,541	(8,256,729)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,648,711	43,069,318	9,495,394	4,104,878

Capital Share Transactions (1):
Shares issued	61,460,101	112,864,558	18,422,888	31,457,946
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(24,766,012)	(97,285,332)	(10,222,888)	(25,954,893)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	36,694,089	15,579,226	8,200,000	5,503,053

Total Increase (Decrease)	47,342,800	58,648,544	17,695,394	9,607,931
Net Assets:
Beginning of period	477,605,938	418,957,394	141,290,303	131,682,372

End of Period	$524,948,738	$477,605,938	$158,985,697	$141,290,303

Undistributed net investment income (loss)	$5,428,527	$—	$4,725,440	$(407,403)
(1) Shares Issued and Redeemed:
Shares issued	4,806,488	9,314,487	2,016,916	3,622,513
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(1,930,758)	(8,035,835)	(1,111,968)	(3,000,344)

	2,875,730	1,278,652	904,948	622,169

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,446,773	$26,269,498	$(65,660)	$(118,179)
Net realized gains (loss) from investment transactions	84,924,445	78,336,144	318,159	468,755
Net realized gains (loss) on written options	3,766,983	(2,956,301)	—	—
Net realized foreign exchange gain (loss)	160,465	16,088	—	—
Capital gain distributions received from other investment companies	—	—	—	1
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	17,416,195	(59,122,451)	3,983,485	3,072,218
Net change in unrealized appreciation (depreciation) of written options	(3,712,269)	5,962,832	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	116,002,592	48,505,810	4,235,984	3,422,795

Capital Share Transactions (1):
Shares issued	89,358,132	142,204,011	3,451,850	5,415,527
Shares redeemed	(35,773,320)	(118,559,226)	(3,178,169)	(7,807,095)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	53,584,812	23,644,785	273,681	(2,391,568)

Total Increase (Decrease)	169,587,404	72,150,595	4,509,665	1,031,227
Net Assets:
Beginning of period	1,655,254,469	1,583,103,874	65,341,734	64,310,507

End of Period	$1,824,841,873	$1,655,254,469	$69,851,399	$65,341,734

Undistributed net investment income (loss)	$13,637,974	$191,201	$(65,660)	$—
(1) Shares Issued and Redeemed:
Shares issued	3,287,004	5,644,780	288,368	484,688
Shares redeemed	(1,318,355)	(4,705,250)	(264,628)	(707,207)

	1,968,649	939,530	23,740	(222,519)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(254,856)	$(339,329)	$(31,333)	$(89,617)
Net realized gains (loss) from investment transactions	4,675,689	7,026,841	2,160,088	1,601,561
Net realized foreign exchange gain (loss)	(288)	(8,766)	—	—
Capital gain distributions received from other investment companies	—	14	—	4
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	19,206,511	(9,012,901)	707,684	(3,576,994)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,627,056	(2,334,141)	2,836,439	(2,065,046)

Capital Share Transactions (1):
Shares issued	14,652,701	27,607,858	2,690,552	11,662,499
Shares redeemed	(15,999,090)	(22,953,942)	(8,539,610)	(5,674,092)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,346,389)	4,653,916	(5,849,058)	5,988,407

Total Increase (Decrease)	22,280,667	2,319,775	(3,012,619)	3,923,361
Net Assets:
Beginning of period	176,692,032	174,372,257	37,465,342	33,541,981

End of Period	$198,972,699	$176,692,032	$34,452,723	$37,465,342

Undistributed net investment income (loss)	$(254,856)	$—	$(31,333)	$—
(1) Shares Issued and Redeemed:
Shares issued	849,956	1,797,646	280,820	1,329,859
Shares redeemed	(914,471)	(1,468,001)	(897,661)	(617,821)

	(64,515)	329,645	(616,841)	712,038

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(74,210)	$(123,224)	$1,005,013	$2,132,088
Net realized gains (loss) from investment transactions	8,793,068	7,151,079	115,079	13,871,919
Capital gain distributions received from other investment companies	—	7	—	38
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,885,366	(13,029,979)	6,397,555	(23,584,723)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,604,224	(6,002,117)	7,517,647	(7,580,678)

Capital Share Transactions (1):
Shares issued	2,538,675	6,881,273	7,261,992	27,399,098
Shares redeemed	(8,539,831)	(23,635,513)	(22,369,444)	(21,679,867)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,001,156)	(16,754,240)	(15,107,452)	5,719,231

Total Increase (Decrease)	6,603,068	(22,756,357)	(7,589,805)	(1,861,447)
Net Assets:
Beginning of period	100,397,093	123,153,450	166,056,069	167,917,516

End of Period	$107,000,161	$100,397,093	$158,466,264	$166,056,069

Undistributed net investment income (loss)	$(74,210)	$—	$967,099	$(37,914)
(1) Shares Issued and Redeemed:
Shares issued	243,550	702,548	494,433	1,915,541
Shares redeemed	(808,254)	(2,478,819)	(1,539,641)	(1,517,983)

	(564,704)	(1,776,271)	(1,045,208)	397,558

	Large Core Value Fund		Index 500 Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,244,999	$2,256,740	$2,475,327	$4,534,440
Net realized gains (loss) from investment transactions	3,192,850	1,514,874	818,896	(1,039,099)
Net realized gains (loss) on futures contracts	—	—	139,904	(158,973)
Capital gain distributions received from other investment companies	—	11	—	372
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	7,148,032	(10,136,876)	21,403,094	1,510,026

Net Increase (Decrease) in Net Assets Resulting from Operations	11,585,881	(6,365,251)	24,837,221	4,846,766

Capital Share Transactions (1):
Shares issued	4,597,211	21,731,745	21,955,355	40,995,407
Shares redeemed	(7,857,370)	(31,205,152)	(23,948,859)	(42,556,815)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,260,159)	(9,473,407)	(1,993,504)	(1,561,408)

Total Increase (Decrease)	8,325,722	(15,838,658)	22,843,717	3,285,358
Net Assets:
Beginning of period	143,146,699	158,985,357	267,009,040	263,723,682

End of Period	$151,472,421	$143,146,699	$289,852,757	$267,009,040

Undistributed net investment income (loss)	$1,244,999	$—	$2,478,552	$3,225
(1) Shares Issued and Redeemed:
Shares issued	483,814	2,414,557	2,185,043	4,492,253
Shares redeemed	(831,724)	(3,438,172)	(2,381,042)	(4,652,941)

	(347,910)	(1,023,615)	(195,999)	(160,688)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(230,434)	$(470,247)	$593,447	$783,545
Net realized gains (loss) from investment transactions	3,299,638	15,817,273	2,237,590	16,609,678
Capital gain distributions received from other investment companies	—	299	—	197
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,060,091	(23,690,557)	3,750,254	(24,906,501)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,129,295	(8,343,232)	6,581,291	(7,513,081)

Capital Share Transactions (1):
Shares issued	7,096,666	26,475,051	3,332,007	13,222,693
Shares redeemed	(10,542,536)	(26,112,684)	(6,631,521)	(27,892,724)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,445,870)	362,367	(3,299,514)	(14,670,031)

Total Increase (Decrease)	1,683,425	(7,980,865)	3,281,777	(22,183,112)
Net Assets:
Beginning of period	99,083,090	107,063,955	97,047,959	119,231,071

End of Period	$100,766,515	$99,083,090	$100,329,736	$97,047,959

Undistributed net investment income (loss)	$(230,434)	$(470,247)	$604,423	$10,976
(1) Shares Issued and Redeemed:
Shares issued	696,258	2,586,123	262,597	1,071,865
Shares redeemed	(1,024,369)	(2,555,675)	(524,994)	(2,314,817)

	(328,111)	30,448	(262,397)	(1,242,952)

	Mid Core Value Fund		SMID Cap Growth Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$212,523	$162,000	$(132,034)	$(201,350)
Net realized gains (loss) from investment transactions	3,137,350	4,468,362	290,299	4,928,639
Capital gain distributions received from other investment companies	—	101	—	8
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1,132,457)	(5,033,277)	2,790,396	(5,952,164)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,217,416	(402,814)	2,948,661	(1,224,867)

Capital Share Transactions (1):
Shares issued	5,865,839	17,749,926	7,762,231	8,051,767
Shares redeemed	(4,782,600)	(9,890,421)	(2,642,438)	(5,094,037)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,083,239	7,859,505	5,119,793	2,957,730

Total Increase (Decrease)	3,300,655	7,456,691	8,068,454	1,732,863
Net Assets:
Beginning of period	60,179,405	52,722,714	26,996,259	25,263,396

End of Period	$63,480,060	$60,179,405	$35,064,713	$26,996,259

Undistributed net investment income (loss)	$235,497	$22,974	$(132,034)	$—
(1) Shares Issued and Redeemed:
Shares issued	535,819	1,820,462	582,833	667,154
Shares redeemed	(433,719)	(920,072)	(195,849)	(420,444)

	102,100	900,390	386,984	246,710

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$85,707	$78,242	$(407,433)	$(620,333)
Net realized gains (loss) from investment transactions	1,719,215	2,699,204	2,657,712	9,222,596
Net realized gains (loss) on futures contracts	—	—	—	—
Capital gain distributions received from other investment companies	—	2	—	275
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	459,668	(4,740,942)	1,604,141	(17,791,439)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,264,590	(1,963,494)	3,854,420	(9,188,901)

Capital Share Transactions (1):
Shares issued	6,040,905	13,534,382	3,631,983	15,350,262
Shares redeemed	(4,682,852)	(5,387,992)	(8,316,583)	(15,899,144)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,358,053	8,146,390	(4,684,600)	(548,882)

Total Increase (Decrease)	3,622,643	6,182,896	(830,180)	(9,737,783)
Net Assets:
Beginning of period	32,948,733	26,765,837	78,446,714	88,184,497

End of Period	$36,571,376	$32,948,733	$77,616,534	$78,446,714

Undistributed net investment income (loss)	$85,707	$—	$(407,433)	$—
(1) Shares Issued and Redeemed:
Shares issued	472,655	1,131,399	181,908	766,922
Shares redeemed	(369,374)	(435,757)	(418,616)	(763,422)

	103,281	695,642	(236,708)	3,500

	Small Cap Value Fund		Small Cap Index Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,049,379	$815,724	$166,890	$190,837
Net realized gains (loss) from investment transactions	8,307,377	10,081,174	997,793	1,463,996
Net realized gains (loss) on futures contracts	—	—	58,037	80,549
Capital gain distributions received from other investment companies	—	276	—	55
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	833,446	(9,152,921)	1,095,215	(2,875,329)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,190,202	1,744,253	2,317,935	(1,139,892)

Capital Share Transactions (1):
Shares issued	6,286,298	18,205,579	5,901,222	11,505,624
Shares redeemed	(10,458,542)	(23,938,469)	(2,491,190)	(5,114,047)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,172,244)	(5,732,890)	3,410,032	6,391,577

Total Increase (Decrease)	6,017,958	(3,988,637)	5,727,967	5,251,685
Net Assets:
Beginning of period	159,364,865	163,353,502	29,201,816	23,950,131

End of Period	$165,382,823	$159,364,865	$34,929,783	$29,201,816

Undistributed net investment income (loss)	$1,049,379	$—	$166,890	$—
(1) Shares Issued and Redeemed:
Shares issued	360,351	1,153,191	515,507	1,064,653
Shares redeemed	(609,315)	(1,489,454)	(220,692)	(466,411)

	(248,964)	(336,263)	294,815	598,242

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited )		(Unaudited )
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,379,806	$1,695,226	$3,751,674	$6,261,878
Net realized gains (loss) from investment transactions	(372,096)	(271,784)	22,258,634	6,482,081
Net realized gains (loss) on futures contracts	(45,492)	(163,507)	—	—
Net realized foreign exchange gain (loss)	5,145	936	(364,588)	(5,246,874)
Capital gain distributions received from other investment companies	—	2	—	84
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,165,549	(9,633,728)	(1,924,625)	(3,771,669)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,132,912	(8,372,855)	23,721,095	3,725,500

Capital Share Transactions (1):
Shares issued	8,241,380	21,666,360	12,442,312	31,266,226
Shares redeemed	(3,080,218)	(7,235,871)	(17,450,455)	(45,178,865)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,161,162	14,430,489	(5,008,143)	(13,912,639)

Total Increase (Decrease)	7,294,074	6,057,634	18,712,952	(10,187,139)
Net Assets:
Beginning of period	61,857,684	55,800,050	309,920,375	320,107,514

End of Period	$69,151,758	$61,857,684	$328,633,327	$309,920,375

Undistributed net investment income (loss)	$1,313,782	$(66,024)	$(690,043)	$(4,441,717)
(1) Shares Issued and Redeemed:
Shares issued	912,973	2,302,313	659,801	1,770,841
Shares redeemed	(341,273)	(776,697)	(923,925)	(2,514,878)

	571,700	1,525,616	(264,124)	(744,037)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited )		(Unaudited )
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$492,554	$837,729	$840,854	$801,373
Net realized gains (loss) from investment transactions	(2,370,075)	1,214,389	4,719,160	7,433,978
Net realized gains (loss) on futures contracts	—	—	—	—
Net realized foreign exchange gain (loss)	(110,197)	(534,753)	—	—
Capital gain distributions received from other investment companies	—	10	—	3
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	9,069,727	(27,770,983)	4,904,571	(3,273,429)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,082,009	(26,253,608)	10,464,585	4,961,925

Capital Share Transactions (1):
Shares issued	10,687,383	27,555,524	7,362,441	12,712,049
Shares redeemed	(7,013,504)	(22,088,937)	(4,920,280)	(9,747,478)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,673,879	5,466,587	2,442,161	2,964,571

Total Increase (Decrease)	10,755,888	(20,787,021)	12,906,746	7,926,496
Net Assets:
Beginning of period	121,065,505	141,852,526	76,346,073	68,419,577

End of Period	$131,821,393	$121,065,505	$89,252,819	$76,346,073

Undistributed net investment income (loss)	$470,419	$(22,136)	$840,854	$—
(1) Shares Issued and Redeemed:
Shares issued	1,026,214	2,579,492	586,932	1,130,708
Shares redeemed	(676,405)	(2,026,110)	(394,934)	(860,104)

	349,809	553,382	191,998	270,604

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(52,269)	$(89,262)	$(238,309)	$(428,830)
Net realized gains (loss) from investment transactions	53,538	(35,049)	(59,347)	(273,400)
Capital gain distributions received from other investment companies	—	1	—	2
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,950,346	(927,543)	8,473,984	(2,384,516)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,951,615	(1,051,853)	8,176,328	(3,086,744)

Capital Share Transactions (1):
Shares issued	4,632,020	8,256,425	15,759,399	37,129,245
Shares redeemed	(576,393)	(3,278,603)	(9,685,830)	(18,358,801)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,055,627	4,977,822	6,073,569	18,770,444

Total Increase (Decrease)	6,007,242	3,925,969	14,249,897	15,683,700
Net Assets:
Beginning of period	28,182,458	24,256,489	134,967,700	119,284,000

End of Period	$34,189,700	$28,182,458	$149,217,597	$134,967,700

Undistributed net investment income (loss)	$(52,269)	$—	$(238,309)	$—
(1) Shares Issued and Redeemed:
Shares issued	432,346	793,723	1,351,771	3,318,376
Shares redeemed	(53,704)	(312,759)	(850,408)	(1,680,334)

	378,642	480,964	501,363	1,638,042

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the six months ended 6/30/12	For the year ended 12/31/11	For the six months ended 6/30/12	For the year ended 12/31/11
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(388,830)	$(686,767)	$(153,754)	$(265,534)
Net realized gains (loss) from investment transactions	1,221,328	1,540,791	728,519	615,839
Capital gain distributions received from other investment companies	—	3	—	2
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	10,643,679	(160,260)	3,068,073	1,722,254

Net Increase (Decrease) in Net Assets Resulting from Operations	11,476,177	693,767	3,642,838	2,072,561

Capital Share Transactions (1):
Shares issued	25,514,215	44,078,474	10,018,899	26,903,998
Shares redeemed	(5,199,280)	(20,248,487)	(10,466,411)	(12,138,187)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	20,314,935	23,829,987	(447,512)	14,765,811

Total Increase (Decrease)	31,791,112	24,523,754	3,195,326	16,838,372
Net Assets:
Beginning of period	224,255,639	199,731,885	89,677,191	72,838,819

End of Period	$256,046,751	$224,255,639	$92,872,517	$89,677,191

Undistributed net investment income (loss)	$(388,830)	$—	$(153,754)	$—
(1) Shares Issued and Redeemed:
Shares issued	2,255,176	4,042,085	885,669	2,475,222
Shares redeemed	(460,677)	(1,889,173)	(922,301)	(1,121,043)

	1,794,499	2,152,912	(36,632)	1,354,179

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/12	Year Ended 12/31/11
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(106,779)	$(173,485)
Net realized gains (loss) from investment transactions	470,014	233,499
Capital gain distributions received from other investment companies	—	2
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,462,163	2,115,152

Net Increase (Decrease) in Net Assets Resulting from Operations	1,825,398	2,175,168

Capital Share Transactions (1):
Shares issued	11,476,250	30,482,170
Shares redeemed	(6,015,916)	(15,089,803)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,460,334	15,392,367

Total Increase (Decrease)	7,285,732	17,567,535
Net Assets:
Beginning of period	63,095,531	45,527,996

End of Period	$70,381,263	$63,095,531

Undistributed net investment income (loss)	$(106,779)	$—
(1) Shares Issued and Redeemed:
Shares issued	1,012,316	2,794,967
Shares redeemed	(528,909)	(1,378,710)

	483,407	1,416,257

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31
			2011 [1]		2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	—	(a)	—	(a)	0.03	0.05
Net realized and unrealized gain (loss) on investment transactions	—		—		—		—		—	—

Total from investment operations	—		—		—		—		0.03	0.05

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	(0.03)	(0.05)

Total distributions	—		—		—		—		(0.03)	(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total return [2,3]	0.01%	#	0.01%		0.01%		0.44%		2.68%	4.98%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$142,927		$154,213		$139,988		$168,500		$213,973	$96,017

Ratio of net expenses to average net assets	0.22%	*	0.22%		0.33%		0.43%		0.46%	0.49%

Ratio of total expenses to average net assets	0.50%	*	0.49%		0.47%		0.48%		0.46%	0.49%

Ratio of net investment income (loss) to average net assets	0.01%	*	0.01%		0.01%		0.47%		2.57%	4.88%

*   Annualized

#   Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]		2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$11.42		$11.17		$10.76		$10.57		$10.41	$10.28

Income from investment operations:
Net investment income (loss)	0.06		0.13		0.17		0.23		0.34	0.41
Net realized and unrealized gain (loss) on investment transactions	(0.02)		0.12		0.24		(0.04)		0.18	0.13

Total from investment operations	0.04		0.25		0.41		0.19		0.52	0.54

Less distributions:
Net investment income	—		—		—		—		(0.36)	(0.41)

Total distributions	—		—		—		—		(0.36)	(0.41)

Net asset value, end of period	$11.46		$11.42		$11.17		$10.76		$10.57	$10.41

Total return [2]	0.35%	#	2.24%		3.71%		1.89%		5.03%	5.22%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$157,507		$174,290		$152,447		$111,501		$75,660	$57,523

Ratio of total expenses to average net assets	0.58%	*	0.58%		0.58%		0.60%		0.60%	0.60%

Ratio of net investment income (loss) to average net assets	0.98%	*	1.14%		1.56%		2.20%		3.24%	4.55%

Portfolio turnover rate	15%	#	50%		38%		64%		106%	39%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$12.73		$11.56	$10.90	$10.36	$10.50	$10.31

Income from investment operations:
Net investment income (loss)	0.14		0.32	0.28	0.36	0.47	0.47
Net realized and unrealized gain (loss) on investment transactions	0.13		0.85	0.38	0.26	0.07	0.18

Total from investment operations	0.27		1.17	0.66	0.62	0.54	0.65

Less distributions:
Net investment income	—		—	—	— (a)	(0.50)	(0.46)
Net realized gains	—		—	—	(0.08)	(0.18)	—

Total distributions	—		—	—	(0.08)	(0.68)	(0.46)

Net asset value, end of period	$13.00		$12.73	$11.56	$10.90	$10.36	$10.50

Total return [2]	2.12%	#	10.12%	6.06%	6.02%	5.10%	6.33%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$524,949		$477,606	$418,957	$327,724	$221,730	$183,611

Ratio of total expenses to average net assets	0.57%	*	0.57%	0.58%	0.61%	0.60%	0.59%

Ratio of net investment income (loss) to average net assets	2.18%	*	2.62%	2.48%	3.38%	4.44%	4.71%

Portfolio turnover rate	16%	#	44%	69%	87%	273%	55%

*   Annualized

#   Non-annualized

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$8.72		$8.46	$7.41	$5.05	$7.58	$7.88

Income (loss) from investment operations:
Net investment income (loss)	0.30		0.62	0.61	0.56	0.58	0.58
Net realized and unrealized gain (loss) on investment transactions	0.28		(0.36)	0.44	1.80	(2.40)	(0.30)

Total from investment operations	0.58		0.26	1.05	2.36	(1.82)	0.28

Less distributions:
Net investment income	—		—	—	—	(0.71)	(0.58)

Total distributions	—		—	—	—	(0.71)	—

Net asset value, end of period	$9.30		$8.72	$8.46	$7.41	$5.05	$7.58

Total return [2]	6.65%	#	3.07%	14.17%	46.44%	(23.98% )	3.57%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$158,986		$141,290	$131,682	$103,574	$57,995	$86,451

Ratio of total expenses to average net assets	0.83%	*	0.83%	0.85%	0.87%	0.86%	0.84%

Ratio of net investment income (loss) to average net assets	6.71%	*	7.16%	7.73%	8.97%	8.29%	6.97%

Portfolio turnover rate	34%	#	58%	61%	59%	53%	67%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]	2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$25.46		$24.71	$21.69	$16.33		$23.72	$25.12

Income (loss) from investment operations:
Net investment income (loss)	0.20		0.40	0.35	0.41		0.46	0.59
Net realized and unrealized gain (loss) on investment transactions	1.59		0.35	2.67	4.95		(6.99)	0.52

Total from investment operations	1.79		0.75	3.02	5.36		(6.53)	1.11

Less distributions:
Net investment income	—		—	—	—	(a)	(0.59)	(0.58)
Net realized gains	—		—	—	—		(0.27)	(1.93)

Total distributions	—		—	—	—		(0.86)	(2.51)

Net asset value, end of period	$27.25		$25.46	$24.71	$21.69		$16.33	$23.72

Total return [2]	7.03%	#	3.04%	13.92%	32.92%		(27.83% )	4.47%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,824,842		$1,655,254	$1,583,104	$1,286,902		$948,507	$1,440,753

Ratio of total expenses to average net assets	0.84%	*	0.84%	0.85%	0.85%		0.85%	0.83%

Ratio of net investment income (loss) to average net assets	1.52%	*	1.60%	1.55%	2.22%		2.15%	2.34%

Portfolio turnover rate	36%	#	83%	67%	89%		103%	61%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,						For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$11.40		$10.80		$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)		(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		—		—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	0.75		0.62		1.15		1.46		(1.81)

Total from investment operations	0.74		0.60		1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		—		—		(0.33)

Total distributions	—		—		—		—		(0.33)

Net asset value, end of period	$12.14		$11.40		$10.80		$9.67		$8.19

Total return [2]	6.49%	#	5.56%		11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$69,851		$65,342		$64,311		$60,114		$56,422

Ratio of net expenses to average net assets [3]	0.19%	*	0.18%		0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets [3]	0.23%	*	0.24%		0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.19%	)*	(0.18%	)	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	8%	#	17%		18%		19%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$15.20		$15.44	$13.22		$9.25		$15.96	$14.68

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)	(0.02)		—	(a)	0.03	0.06
Net realized and unrealized gain (loss) on investment transactions	2.04		(0.21)	2.24		3.97		(6.71)	1.28

Total from investment operations	2.02		(0.24)	2.22		3.97		(6.68)	1.34

Less distributions:
Net investment income	—		—	—		—	(a)	(0.03)	(0.06)

Total distributions	—		—	—		—		(0.03)	(0.06)

Net asset value, end of period	$17.22		$15.20	$15.44		$13.22		$9.25	$15.96

Total return [2]	13.29%	#	(1.55% )	16.79%		42.93%		(41.87% )	9.16%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$198,973		$176,692	$174,372		$143,167		$89,852	$152,939

Ratio of total expenses to average net assets	0.92%	*	0.93%	0.94%		0.97%		0.98%	0.94%

Ratio of net investment income (loss) to average net assets	(0.26%	)*	(0.19% )	(0.18%	)	0.02%		0.24%	0.37%

Portfolio turnover rate	18%	#	33%	43%		58%		54%	55%

*   Annualized

#   Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]		2009 [1]		2008	2007
Net asset value, beginning of period	$8.68		$9.31	$8.28		$6.02		$10.98	$11.05

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)	(0.01)		0.02		0.02	0.06
Net realized and unrealized gain (loss) on investment transactions	0.64		(0.61)	1.04		2.24		(4.79)	0.45

Total from investment operations	0.63		(0.63)	1.03		2.26		(4.77)	0.51

Less distributions:
Net investment income	—		—	—		—		(0.03)	(0.06)
Net realized gains	—		—	—		—		(0.16)	(0.52)

Total distributions	—		—	—		—		(0.19)	(0.58)

Net asset value, end of period	$9.31		$8.68	$9.31		$8.28		$6.02	$10.98

Total return [2]	7.26%	#	(6.77% )	12.44%		37.54%		(43.82% )	4.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$34,453		$37,465	$33,542		$27,870		$17,537	$29,551

Ratio of net expenses to average net assets	0.89%	*	0.96%	1.00%		1.00%		0.96%	0.83%

Ratio of total expenses to average net assets	0.89%	*	0.96%	1.00%		1.12%		0.96%	0.87%

Ratio of net investment income (loss) to average net assets	(0.15%	)*	(0.25% )	(0.10%	)	0.22%		0.19%	0.53%

Portfolio turnover rate	60%	#	153%	176%		121%		287%	55%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.29		$9.78	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	1.16		(0.48)	1.44		2.17		(3.87)

Total from investment operations	1.15		(0.49)	1.44		2.20		(3.85)

Less distributions:
Net investment income	—		—	—		—	(a)	(0.01)

Total distributions	—		—	—		—		(0.01)

Net asset value, end of period	$10.44		$9.29	$9.78		$8.34		$6.14

Total return [2]	12.38%	#	(5.01% )	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$107,000		$100,397	$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.90%	*	0.90%	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.90%	*	0.90%	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	(0.14%	)*	(0.11% )	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	57%	#	115%	115%		155%		55%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]	2009 [1]	2008	2007
Net asset value, beginning of period	$13.83		$14.47	$12.60	$9.43	$17.65	$19.60

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.18	0.11	0.16	0.20	0.26
Net realized and unrealized gain (loss) on investment transactions	0.55		(0.82)	1.76	3.01	(8.05)	0.45

Total from investment operations	0.63		(0.64)	1.87	3.17	(7.85)	0.71

Less distributions:
Net investment income	—		—	—	—	(0.25)	(0.29)
Net realized gains	—		—	—	—	(0.12)	(2.37)

Total distributions	—		—	—	—	(0.37)	(2.66)

Net asset value, end of period	$14.46		$13.83	$14.47	$12.60	$9.43	$17.65

Total return [2]	4.56%	#	(4.42% )	14.84%	33.62%	(44.62% )	3.73%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$158,466		$166,056	$167,918	$143,038	$106,616	$219,951

Ratio of net expenses to average net assets	0.88%	*	0.89%	0.89%	0.90%	0.90%	0.86%

Ratio of total expenses to average net assets	0.88%	*	0.89%	0.89%	0.90%	0.90%	0.87%

Ratio of net investment income (loss) to average net assets	1.16%	*	1.24%	0.86%	1.53%	1.42%	1.25%

Portfolio turnover rate	52%	#	87%	112%	120%	228%	92%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$8.92		$9.31	$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.14	0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	0.64		(0.53)	0.76	1.07	(2.78)

Total from investment operations	0.72		(0.39)	0.88	1.21	(2.71)

Less distributions:
Net investment income	—		—	—	—	(0.07)

Total distributions	—		—	—	—	(0.07)

Net asset value, end of period	$9.64		$8.92	$9.31	$8.43	$7.22

Total return [2]	8.07%	#	(4.19% )	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$151,472		$143,147	$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.89%	*	0.89%	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.89%	*	0.89%	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.67%	*	1.52%	1.46%	1.94%	2.40%	*

Portfolio turnover rate	23%	#	51%	35%	62%	31%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]	2009 [1]	2008	2007
Net asset value, beginning of period	$9.25		$9.09	$7.92	$6.28	$10.11	$9.78

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.16	0.14	0.13	0.17	0.17
Net realized and unrealized gain (loss) on investment transactions	0.77		—	1.03	1.51	(3.82)	0.33

Total from investment operations	0.86		0.16	1.17	1.64	(3.65)	0.50

Less distributions:
Net investment income	—		—	—	—	(0.18)	(0.17)

Total distributions	—		—	—	—	(0.18)	(0.17)

Net asset value, end of period	$10.11		$9.25	$9.09	$7.92	$6.28	$10.11

Total return [2]	9.30%	#	1.76%	14.77%	26.11%	(36.08% )	5.09%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$289,853		$267,009	$263,724	$249,284	$195,078	$254,462

Ratio of net expenses to average net assets	0.35%	*	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.35%	*	0.36%	0.36%	0.37%	0.37%	0.35%

Ratio of net investment income (loss) to average net assets	1.76%	*	1.71%	1.68%	1.97%	2.02%	1.64%

Portfolio turnover rate	1%	#	4%	5%	6%	6%	4%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$9.37		$10.16	$8.01		$5.42		$10.60	$8.47

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)	(0.01)		(0.01)		(0.02)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.49		(0.75)	2.16		2.60		(5.16)	2.17

Total from investment operations	0.47		(0.79)	2.15		2.59		(5.18)	2.13

Net asset value, end of period	$9.84		$9.37	$10.16		$8.01		$5.42	$10.60

Total return [2]	5.02%	#	(7.78% )	26.84%		47.79%		(48.87% )	25.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,767		$99,083	$107,064		$82,895		$57,747	$112,637

Ratio of net expenses to average net assets	1.00%	*	1.00%	1.00%		1.00%		1.00%	0.97%

Ratio of total expenses to average net assets	1.00%	*	1.00%	1.00%		1.01%		1.02%	1.00%

Ratio of net investment income (loss) to average net assets	(0.43%	)*	(0.42% )	(0.14%	)	(0.22%	)	(0.20% )	(0.46% )

Portfolio turnover rate	70%	#	110%	106%		102%		162%	137%

*   Annualized

#   Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$11.80		$12.59	$10.01		$6.81		$13.12	$13.59

Income (loss) from investment operations:
Net investment income (loss)	0.07		0.09	0.08		0.05		0.10	0.11
Net realized and unrealized gain (loss) on investment transactions	0.73		(0.88)	2.50		3.15		(6.31)	0.38

Total from investment operations	0.80		(0.79)	2.58		3.20		(6.21)	0.49

Less distributions:
Net investment income	—		—	—		—		(0.10)	(0.13)
Return of capital	—		—	—		—		—	(0.03)
Net realized gains	—		—	—		—		—	(0.80)

Total distributions	—		—	—		—		(0.10)	(0.96)

Net asset value, end of period	$12.60		$11.80	$12.59		$10.01		$6.81	$13.12

Total return [2]	6.78%	#	(6.27% )	25.77%		46.99%		(47.26% )	3.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,330		$97,048	$119,231		$92,662		$60,507	$125,718

Ratio of net expenses to average net assets	0.85%	*	0.84%	0.84%		0.85%		0.86%	0.79%

Ratio of total expenses to average net assets	0.85%	*	0.84%	0.84%		0.85%		0.86%	0.83%

Ratio of net investment income (loss) to average net assets	1.17	*	0.70%	0.71%		0.69%		0.89%	0.73%

Portfolio turnover rate	21%	#	106%	37%		43%		58%	73%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$10.37		$10.75	$8.57	$6.80	$11.78	$13.23

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.03	0.05	0.03	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	0.34		(0.41)	2.13	1.74	(4.66)	0.03

Total from investment operations	0.38		(0.38)	2.18	1.77	(4.52)	0.10

Less distributions:
Net investment income	—		—	—	—	(0.16)	(0.07)
Net realized gains	—		—	—	—	(0.30)	(1.48)

Total distributions	—		—	—	—	(0.46)	(1.55)

Net asset value, end of period	$10.75		$10.37	$10.75	$8.57	$6.80	$11.78

Total return [2]	3.66%		(3.53% )	25.44%	26.03%	(38.89% )	0.85%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$63,480		$60,179	$52,723	$40,508	$29,895	$48,465

Ratio of net expenses to average net assets	1.07%	*	1.08%	1.11%	1.20%	1.08%	1.04%

Ratio of total expenses to average net assets	1.07%	*	1.08%	1.11%	1.20%	1.08%	1.05%

Ratio of net investment income (loss) to average net assets	0.67%	*	0.29%	0.49%	0.43%	1.49%	0.57%

Portfolio turnover rate	42%	#	51%	75%	116%	39%	40%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$11.92		$12.51	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.09)	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	1.36		(0.50)	2.54		3.54		(3.48)

Total from investment operations	1.30		(0.59)	2.50		3.50		(3.49)

Net asset value, end of period	$13.22		$11.92	$12.51		$10.01		$6.51

Total return [2]	10.91%	#	(4.72% )	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$35,065		$26,996	$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%	*	1.05%	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.12%	*	1.13%	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.85%	)*	(0.77% )	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	54%	#	160%	95%		65%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$11.66		$12.56	$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.03	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	0.79		(0.93)	2.64	3.08	(3.21)

Total from investment operations	0.82		(0.90)	2.66	3.10	(3.17)

Less distributions:
Net investment income	—		—	—	—	(0.03)

Total distributions	—		—	—	—	(0.03)

Net asset value, end of period	$12.48		$11.66	$12.56	$9.90	$6.80

Total return [1]	7.03%	#	(7.17% )	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$36,571		$32,949	$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	*	1.14%	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.28%	*	1.31%	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.47%	*	0.27%	0.22%	0.30%	1.37%	*

Portfolio turnover rate	28%	#	69%	81%	49%	14%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$18.16		$20.43	$17.15		$10.81		$21.64	$20.09

Income (loss) from investment operations:
Net investment income (loss)	(0.10)		(0.15)	(0.08)		(0.09)		(0.09)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	0.95		(2.12)	3.36		6.43		(10.74)	1.66

Total from investment operations	0.85		(2.27)	3.28		6.34		(10.83)	1.55

Net asset value, end of period	$19.01		$18.16	$20.43		$17.15		$10.81	$21.64

Total return [2]	4.68%	#	(11.11% )	19.13%		58.65%		(50.05% )	7.72%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$77,617		$78,447	$88,184		$76,180		$48,008	$99,593

Ratio of total expenses to average net assets	1.09%	*	1.08%	1.08%		1.11%		1.07%	1.02%

Ratio of net investment income (loss) to average net assets	(0.98%	)*	(0.71% )	(0.45%	)	(0.67%	)	(0.59% )	(0.50%	)

Portfolio turnover rate	59%	#	125%	125%		163%		190%	107%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$16.21		$16.07	$12.68	$9.99	$14.07	$17.70

Income (loss) from investment operations:
Net investment income (loss)	0.11		0.08	0.11	0.09	0.09	0.12
Net realized and unrealized gain (loss) on investment transactions	0.94		0.06	3.28	2.60	(3.88)	(1.03)

Total from investment operations	1.05		0.14	3.39	2.69	(3.79)	(0.91)

Less distributions:
Net investment income	—		—	—	—	(0.11)	(0.12)
Net realized gains	—		—	—	—	(0.18)	(2.60)

Total distributions	—		—	—	—	(0.29)	(2.72)

Net asset value, end of period	$17.26		$16.21	$16.07	$12.68	$9.99	$14.07

Total return [2]	6.48%	#	0.87%	26.74%	26.93%	(27.15% )	(5.30% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$165,383		$159,365	$163,354	$132,952	$109,336	$170,004

Ratio of net expenses to average net assets	1.15%	*	1.15%	1.15%	1.15%	1.15%	1.14%

Ratio of total expenses to average net assets	1.15%	*	1.15%	1.15%	1.17%	1.15%	1.14%

Ratio of net investment income (loss) to average net assets	1.26%	*	0.51%	0.80%	0.86%	0.66%	0.64%

Portfolio turnover rate	27%	#	47%	49%	60%	66%	67%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$10.58		$11.08	$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.08	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	0.80		(0.58)	2.22	1.75	(3.04)

Total from investment operations	0.86		(0.50)	2.30	1.82	(3.00)

Less distributions:
Net investment income	—		—	—	—	(0.04)

Total distributions	—		—	—	—	(0.04)

Net asset value, end of period	$11.44		$10.58	$11.08	$8.78	$6.96

Total return [2]	8.13%	#	(4.51% )	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$34,930		$29,202	$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	*	0.55%	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	0.80%	*	0.91%	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	1.04%	*	0.70%	0.89%	0.94%	1.59%	*

Portfolio turnover rate	15%	#	18%	56%	22%	3%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$8.59		$9.83	$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19		0.27	0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	0.11		(1.51)	0.48	1.85		(2.90)

Total from investment operations	0.30		(1.24)	0.68	2.03		(2.85)

Less distributions:
Net investment income	—		—	—	—	(a)	(0.03)

Total distributions	—		—	—	—		(0.03)

Net asset value, end of period	$8.89		$8.59	$9.83	$9.15		$7.12

Total return [2]	3.49%	#	(12.61% )	7.43%	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$69,152		$61,858	$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	*	0.59%	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	1.01%	*	1.01%	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	4.13%	*	2.80%	2.27%	2.27%		2.06%	*

Portfolio turnover rate	1%	#	1%	6%	1%		—	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$17.71		$17.55	$15.80	$13.12	$24.09	$24.27

Income (loss) from investment operations:
Net investment income (loss)	0.22		0.35	0.29	0.26	0.25	0.31
Net realized and unrealized gain (loss) on investment transactions	1.14		(0.19)	1.46	2.58	(10.01)	4.33

Total from investment operations	1.36		0.16	1.75	2.84	(9.76)	4.64

Less distributions:
Net investment income	—		—	—	(0.16)	(0.43)	(0.15)
Net realized gains	—		—	—	—	(0.78)	(4.67)

Total distributions	—		—	—	(0.16)	(1.21)	(4.82)

Net asset value, end of period	$19.07		$17.71	$17.55	$15.80	$13.12	$24.09

Total return [2]	7.68%	#	0.91%	11.08%	21.74%	(41.28% )	20.05%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$328,633		$309,920	$320,108	$270,907	$213,117	$381,328

Ratio of net expenses to average net assets	1.18%	*	1.20%	1.24%	1.27%	1.27%	1.16%

Ratio of total expenses to average net assets	1.18%	*	1.20%	1.24%	1.27%	1.27%	1.18%

Ratio of net investment income (loss) to average net assets	2.29%	*	1.95%	1.77%	1.89%	1.33%	1.14%

Portfolio turnover rate	30%	#	30%	34%	48%	108%	95%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.64		$11.82	$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.07	0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	0.53		(2.25)	1.88	3.90		(3.99)

Total from investment operations	0.57		(2.18)	1.90	3.93		(3.99)

Less distributions:
Net investment income	—		—	—	—	(a)	(0.02)

Total distributions	—		—	—	—		(0.02)

Net asset value, end of period	$10.21		$9.64	$11.82	$9.92		$5.99

Total return [2]	5.91%	#	(18.44% )	19.15%	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$131,821		$121,066	$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.68%	*	1.68%	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	1.80%	*	1.91%	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.74%	*	0.63%	0.21%	0.37%		0.04%	*

Portfolio turnover rate	24%	#	60%	62%	70%		37%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,
			2011 [1,3]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$11.56		$10.80	$8.63	$6.82	$12.00	$18.10

Income (loss) from investment operations:
Net investment income (loss)	0.13		0.12	0.12	0.19	0.25	0.30
Net realized and unrealized gain (loss) on investment transactions	1.44		0.64	2.05	1.62	(5.02)	(3.49)

Total from investment operations	1.57		0.76	2.17	1.81	(4.77)	(3.19)

Less distributions:
Net investment income	—		—	—	—	(0.25)	(0.33)
Return of capital	—		—	—	—	(0.16)	(0.16)
Net realized gains	—		—	—	—	—	(2.42)

Total distributions	—		—	—	—	(0.41)	(2.91)

Net asset value, end of period	$13.13		$11.56	$10.80	$8.63	$6.82	$12.00

Total return [2]	13.58%	#	7.04%	25.14%	26.54%	(39.38% )	(17.87% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$89,253		$76,346	$68,420	$50,107	$33,240	$53,684

Ratio of total expenses to average net assets	1.01%	*	1.00%	1.01%	1.03%	1.02%	0.99%

Ratio of net investment income (loss) to average net assets	2.02%	*	1.09%	1.26%	2.93%	2.30%	1.37%

Portfolio turnover rate	52%	#	144%	180%	163%	86%	85%

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$10.01		$10.39	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)	(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—		—	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	0.71		(0.35)	1.46		2.02		(3.21)

Total from investment operations	0.69		(0.38)	1.43		2.01		(2.94)

Less distributions:
Net investment income	—		—	—		—		(0.10)
Net realized gains	—		—	—		—	(a)	(0.01)

Total distributions	—		—	—		—		(0.11)

Net asset value, end of period	$10.70		$10.01	$10.39		$8.96		$6.95

Total return [2]	6.89%	#	(3.66% )	15.96%		28.94%		(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$34,190		$28,182	$24,256		$13,875		$1,509

Ratio of net expenses to average net assets [3]	0.33%	*	0.33%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.36%	*	0.38%	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33% )	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	9%	#	29%	28%		39%		21%	#

*    Annualized

#    Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)    Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$10.93		$11.13	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)	(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—		—	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	0.70		(0.16)	1.44		2.09		(2.65)

Total from investment operations	0.68		(0.20)	1.41		2.08		(2.21)

Less distributions:
Net investment income	—		—	—		—		(0.15)
Net realized gains	—		—	—		—	(a)	—	(a)

Total distributions	—		—	—		—		(0.15)

Net asset value, end of period	$11.61		$10.93	$11.13		$9.72		$7.64

Total return [2]	6.22%	#	(1.80% )	14.51%		27.25%		(22.06%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$149,218		$134,968	$119,284		$61,800		$11,656

Ratio of net expenses to average net assets [3]	0.32%	*	0.32%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.32%	*	0.32%	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)*	(0.32% )	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	15%	#	30%	26%		49%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,						For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$10.80		$10.73		$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)		(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		—		—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	0.57		0.10		1.20		1.64		(2.34)

Total from investment operations	0.55		0.07		1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		—		—		(0.19)
Net realized gains	—		—		—		—	(a)	—	(a)

Total distributions	—		—		—		—		(0.19)

Net asset value, end of period	$11.35		$10.80		$10.73		$9.56		$7.93

Total return [2]	5.09%	#	0.65%		12.24%		20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$256,047		$224,256		$199,732		$100,677		$13,244

Ratio of net expenses to average net assets [3]	0.32%	*	0.32%		0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.32%	*	0.32%		0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)*	(0.32%	)	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	10%	#	26%		22%		30%		23%	#

*    Annualized

#    Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,						For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$10.96		$10.67		$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		—		—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.46		0.33		0.95		1.35		(1.74)

Total from investment operations	0.44		0.29		0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—		—		—	(a)	(0.24)
Net realized gains	—		—		—		—		(0.02)

Total distributions	—		—		—		—		(0.26)

Net asset value, end of period	$11.40		$10.96		$10.67		$9.75		$8.40

Total return [2]	4.01%	#	2.72%		9.32%		16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$92,873		$89,677		$72,839		$45,014		$8,313

Ratio of net expenses to average net assets [3]	0.33%	*	0.33%		0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.33%	*	0.33%		0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33%	)	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	18%	#	30%		35%		46%		38%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2012[1] (Unaudited)		Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
			2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$11.13		$10.71		$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		—		—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.33		0.46		0.73		0.97	(1.17)

Total from investment operations	0.31		0.42		0.70		0.97	(0.67)

Less distributions:
Net investment income	—		—		—		— (a)	(0.28)
Net realized gains	—		—		—		(0.01)	—

Total distributions	—		—		—		(0.01)	(0.28)

Net asset value, end of period	$11.44		$11.13		$10.71		$10.01	$9.05

Total return [2]	2.79%	#	3.92%		6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$70,381		$63,096		$45,528		$31,405	$8,139

Ratio of net expenses to average net assets [3]	0.33%	*	0.33%		0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets [3]	0.33%	*	0.34%		0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33%	)	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	15%	#	39%		46%		73%	27%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOF”) — Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Penn Series FOF are the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party valuation services, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. The Penn Series Valuation Committee (the “Valuation Committee”) , established by and subject to oversight by the Board of Directors, develops pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from the Advisor and Administrator. The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Advisor or the applicable sub advisor, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publically traded security prices, illiquidity

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

premiums, publically disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Advisor or respective sub advisor on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted or suspended, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when under normal conditions it would be open or valuation by a third party pricing service is currently not available or is no longer available. Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures Contracts are valued at the last settlement price on the market where such futures contracts are principally traded.

To assess the continuing appropriateness of third party pricing service security valuations, the Advisor or sub advisor, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of market by the Advisor or sub advisor, as applicable.

Certain events may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval,” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the six month ended June 30, 2012, if any, are shown as notes on the Schedule of Investments of the individual fund.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

Level 3 items at June 30, 2012 consist of $462,240 of equities which were not publically trading. The unobservable inputs used in valuing these securities include prices observed in private transactions by institutional investors involving institutional-sized trades, financial information including the price/sales multiple of publically traded securities determined to be comparable and illiquidity premiums used to discount the value. The valuation technique employed consists of discounting a value in the observed range of either (a) private party transaction prices for an acquisition or dispositions of the stock (or of a comparable class of the stock) or (b) performing an analysis based upon financial information including reference to the price/sales multiple of a comparable publically traded security, as applicable. The range of observed private party transactions for the valued securities subject to these inputs for fair valuation was $14.00-$17.50. The illiquidity premium utilized was 10% and was judgmentally established based on trading price ranges and /or particular terms of the security. Significant increases (decreases) in the prices of observed private party transactions or in financial information including the price/sales multiple would result in directionally similar and proportionate changes to the fair value. Also, changes to the illiquidity premium would cause directionally opposite and proportionate changes in the fair value.

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-11, “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. This standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements has not been determined.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Bank Loans — Certain Fund invests in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Funds invest in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Funds having contractual relationships only with the Lender, not with the sovereign borrower. The Funds have the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Funds will not benefit directly from any collateral supporting the Loan in which they have purchased the Participation. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2011 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2011, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from real estate investment trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. (“ICMI”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investments L.P.
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investments L.P.
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Allianz Global Investors Capital
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.60%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.60%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; Real Estate Securities Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund does not pay an investment advisory fee to ICMI.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity, Emerging Markets Equity, Developed International Index and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.01% of each such portfolio’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. Each international fund’s minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.01%. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses and extraordinary expenses, but

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced*	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity	1.85%
Large Core Growth	1.00%	Real Estate Securities	1.25%
Large Cap Value	1.00%	Aggressive Allocation*	0.33%
Large Core Value	1.00%	Moderately Aggressive Allocation*	0.33%
Index 500	0.40%	Moderate Allocation*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.33%
Mid Cap Value	1.00%	Conservative Allocation*	0.33%
Mid Core Value	1.25%

* For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. In addition, effective September 1, 2010, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses so that the Emerging Markets Equity Fund’s total expenses do not exceed 1.68%.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Penn Mutual and ICMI may recover any administrative fees or advisory fees that were waived in the preceding three fiscal years as long as it would not cause the Fund to exceed its expense limitation.

As of June 30, 2012, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2012	Various Months Ending December 31, 2013	Various Months Ending December 31, 2014	Various Months Ending December 31, 2015
Money Market Fund	$3,272	$721	$128,050	$69,825
Mid Cap Growth Fund	15,420	2,541	1,149	—
Balanced Fund	39,583	36,499	33,707	14,567

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

During the six months ended June 30, 2012, the following Funds recaptured administrative and corporate services fees paid to Penn Mutual and are included in other expenses on the statement of operations:

Mid Cap Growth Fund	$3,617

As of June 30, 2012, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by ICMI through the periods stated below:

	Various Months Ending December 31, 2012	Various Months Ending December 31, 2013	Various Months Ending December 31, 2014	Various Months Ending December 31, 2015

Money Market Fund	$87,849	$234,908	$272,008	$133,440
Large Core Growth Fund	239,184	173,522	—	—
Large Core Value Fund	261,282	206,004
SMID Cap Growth Fund	44,102	36,023	20,314	10,164
SMID Cap Value Fund	44,109	47,247	48,883	25,320
Small Cap Value Fund	7,266	6,002	4,624	—
Small Cap Index Fund	192,617	157,501	97,702	40,716
Developed International Index Fund	345,131	282,565	257,004	139,007
Emerging Markets Equity Fund	459,043	448,789	115,934	—
Aggressive Allocation Fund	11,429	13,439	12,299	5,438
Moderately Conservative Allocation Fund	5,535	3,741	499	—
Conservative Allocation Fund	8,824	8,080	4,176	1,406

During the six months ended June 30, 2012, the following Funds recaptured advisory fees paid to ICMI and are included in other expenses on the statement of operations:

Small Cap Value Fund	$4,462
Moderately Conservative Allocation Fund	2,715

Total fees of $102,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2012. Other than Penn Series’ Chief Compliance Officer, no person received compensation from Penn Series who is an officer, interested director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2012 are as follows:

Money Market Fund	$4,098,057
Quality Bond Fund	9,446,705
High Yield Bond Fund	4,624,510
Flexibly Managed Fund	42,275,816

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

Large Growth Stock Fund	34,784,217
Index 500 Fund	19,648,562
Mid Cap Growth Fund	4,856,249
Mid Core Value Fund	3,341,736
SMID Cap Growth Fund	4,549,775
SMID Cap Value Fund	4,289,478
Small Cap Growth Fund	3,786,622
Small Cap Value Fund	6,686,503
International Equity Fund	20,347,601
Large Core Value	30,732,214
Emerging Markets Equity	3,798,784
Small Cap Index Fund	3,113,235
Developed International Index	2,996,792

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2012 were as follows:

Large Growth Stock Fund	$44
Mid Core Value Fund	303
Small Cap Value Fund	3,171
Emerging Markets Equity Fund	1,239

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2012, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$15,002,042	$9,505,994	$22,502,078	$14,163,846
Quality Bond Fund	14,440,975	43,429,024	51,447,665	39,554,972
High Yield Bond Fund	—	—	58,700,014	48,479,905
Flexibly Managed Fund	—	—	536,985,185	566,913,570
Balanced Fund	—	—	5,866,878	5,606,185
Large Growth Stock Fund	—	—	34,519,773	44,546,849
Large Cap Growth Fund	—	—	23,703,191	29,923,036
Large Core Growth Fund	—	—	60,992,971	67,923,606
Large Cap Value Fund	—	—	85,939,979	95,741,083
Large Core Value Fund	—	—	33,531,484	39,161,273
Index 500 Fund	—	—	3,017,792	9,143,909
Mid Cap Growth Fund	—	—	73,551,584	75,468,426
Mid Cap Value Fund	—	—	22,512,710	21,064,834
Mid Core Value Fund	—	—	25,591,340	27,992,397
SMID Cap Growth Fund	—	—	18,209,611	15,817,434
SMID Cap Value Fund	—	—	13,336,888	9,969,618
Small Cap Growth Fund	—	—	49,059,755	53,823,564
Small Cap Value Fund	—	—	44,670,851	51,918,394
Small Cap Index Fund	—	—	5,630,495	4,606,898
Developed International Index Fund	—	—	4,889,465	743,986
International Equity Fund	—	—	96,251,623	102,673,862
Emerging Markets Equity Fund	—	—	32,118,426	30,567,827

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Real Estate Securities Fund	—	—	$46,900,025	$42,465,839
Aggressive Allocation Fund	—	—	7,050,635	3,006,022
Moderately Aggressive Allocation Fund	—	—	27,846,538	21,721,989
Moderate Allocation Fund	—	—	44,699,907	24,605,952
Moderately Conservative Allocation Fund	—	—	17,197,768	17,310,977
Conservative Allocation Fund	—	—	15,538,824	10,111,106

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2011, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (‘pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a Regulated Investment Company (“RIC”) may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2011, primarily attributable to consent dividends, interest accruals on the disposition of securities in default, income recognized from pass-through entities, the disallowance of net operating losses, the expiration of capital loss carryforwards, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividend

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

distributions, the reclassification of net foreign currency exchange gains or losses, reclassification of dividends received to return of capital, and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	—	$(998)	$998
Limited Maturity Bond Fund	$(1,826,135)	(332,969)	2,159,104
Quality Bond Fund	(11,495,631)	(4,798,239)	16,293,870
High Yield Bond Fund	(10,344,952)	(176,492)	10,521,444
Flexibly Managed Fund	(26,042,063)	(22,866,810)	48,908,873
Balanced Fund	118,179	174,227	(292,406)
Large Growth Stock Fund	339,329	2,806,333	(3,145,662)
Large Cap Growth Fund	89,617	—	(89,617)
Large Core Growth	123,224	—	(123,224)
Large Cap Value Fund	(2,125,137)	26,838	2,098,299
Large Core Value Fund	(2,256,740)	—	2,256,740
Index 500 Fund	(4,531,215)	—	4,531,215
Mid Cap Growth Fund	470,245	(2,932,829)	2,462,582
Mid Cap Value Fund	(772,569)	(2,729,015)	3,501,584
Mid Core Value Fund	(152,960)	—	152,960
SMID Cap Growth Fund	200,540	(4,704,270)	4,503,730
SMID Cap Value Fund	(78,242)	(3,042,941)	3,121,183
Small Cap Growth Fund	620,333	(2,064,310)	1,443,977
Small Cap Value Fund	(815,724)	—	815,724
Small Cap Index Fund	(190,837)	(1,532,607)	1,723,444
Developed International Index Fund	(1,659,741)	(936)	1,660,677
International Equity Fund	(5,896,426)	4,651,308	1,245,118
Emerging Markets Equity Fund	(744,555)	557,713	186,842
Real Estate Securities Fund	(801,373)	—	801,373
Aggressive Allocation Fund	89,262	(87,023)	(2,239)
Moderately Aggressive Allocation Fund	428,830	(289,359)	(139,471)
Moderate Allocation Fund	686,767	(2,217,556)	1,530,789
Moderately Conservative Allocation Fund	265,534	(857,824)	592,290
Conservative Allocation Fund	173,485	(380,428)	206,943
These reclassifications had no effect on net assets or net asset value per share.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2011 and 2010 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total

Money Market Fund
2011	$14,798	—	—	$14,798
2010	16,846	—	—	16,846
Limited Maturity Bond Fund
2011	2,024,945	$134,159	—	2,159,104
2010	2,042,945	183,340	—	2,226,285
Quality Bond Fund
2011	13,101,804	3,192,066	—	16,293,870
2010	11,975,898	1,547,373	—	13,523,271
High Yield Bond Fund
2011	10,521,444	—	—	10,521,444
2010	9,212,561	—	—	9,212,561
Flexibly Managed Fund
2011	26,051,118	22,857,755	—	48,908,873
2010	21,592,077	—	—	21,592,077
Balanced Fund
2011	1,260,675	—	—	1,260,675
2010	1,227,500	—	—	1,227,500
Large Growth Stock Fund
2011	—	—	—	—
2010	—	—	—	—
Large Cap Growth Fund
2011	—	—	—	—
2010	—	—	—	—
Large Core Growth Fund
2011	—	—	—	—
2010	—	—	—	—
Large Cap Value Fund
2011	2,098,299	—	—	2,098,299
2010	1,372,517	—	—	1,372,517
Large Core Value Fund
2011	2,256,740	—	—	2,256,740
2010	2,243,608	—	—	2,243,608
Index 500 Fund
2011	4,531,215	—	—	4,531,215
2010	4,175,516	—	—	4,175,516
Mid Cap Growth Fund
2011	—	2,928,178	—	2,928,178
2010	—	—	—	—
Mid Cap Value Fund
2011	772,569	2,729,015	—	3,501,584
2010	729,336	—	—	729,336

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Mid Core Value Fund
2011	$152,960	—	—	$152,960
2010	205,289	—	—	205,289
SMID Cap Growth Fund
2011	397,132	$4,106,598	—	4,503,730
2010	1,694,840	700,229	—	2,395,069
SMID Cap Value Fund
2011	500,512	2,620,671	—	3,121,183
2010	1,215,070	1,134,943	—	2,350,013
Small Cap Growth Fund
2011	—	2,064,310	—	2,064,310
2010	—	—	—	—
Small Cap Value Fund
2011	815,724	—	—	815,724
2010	1,133,601	—	—	1,133,601
Small Cap Index Fund
2011	482,738	1,240,706	—	1,723,444
2010	591,226	—	—	591,226
Developed International Index Fund
2011	1,660,677	—	—	1,660,677
2010	1,252,982	8,355	—	1,261,337
International Equity Fund
2011	1,245,118	—	—	1,245,118
2010	9,361,023	—	—	9,361,023
Emerging Markets Equity Fund
2011	186,842	—	—	186,842
2010	56,851	—	—	56,851
Real Estate Securities Fund
2011	801,373	—	—	801,373
2010	759,192	—	—	759,192
Aggressive Allocation Fund
2011	198,066	476,564	—	674,630
2010	352,907	82,205	—	435,112
Moderately Aggressive Allocation Fund
2011	1,471,131	1,651,478	—	3,122,609
2010	2,158,865	351,182	—	2,510,047
Moderate Allocation Fund
2011	3,373,611	3,649,676	—	7,023,287
2010	4,029,335	510,686	—	4,540,021
Moderately Conservative Allocation Fund
2011	1,697,592	1,157,199	—	2,854,791
2010	1,742,540	269,099	—	2,011,639
Conservative Allocation Fund
2011	1,245,830	438,176	—	1,684,006
2010	1,086,356	102,472	—	1,188,828

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

Components of distributable earnings:

As of December 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
High Yield Bond Fund	$(7,893,376)	$(7,893,376)
Balanced Fund	(1,032,695)	(1,032,695)
Large Growth Stock Fund	(21,426,799)	(21,426,799)
Large Cap Growth Fund	(3,156,229)	(3,156,229)
Large Core Growth Fund	(31,145,313)	(31,145,313)
Large Cap Value Fund	(25,469,839)	(25,469,839)
Large Core Value Fund	(36,698,562)	(36,698,562)
Index 500 Fund	(17,324,181)	(17,324,181)
Mid Core Value Fund	(6,542,618)	(6,542,618)
Small Cap Value Fund	(6,892,903)	(6,892,903)
Developed International Index Fund	(37,797)	(37,797)
International Equity Fund	(73,685,510)	(73,685,510)
Emerging Markets Equity Fund	(8,458,457)	(8,458,457)
Real Estate Securities Fund	(372,165)	(372,165)

Capital loss carryforwards:

At December 31, 2011, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2013	2014	2015	2016	2017	2018	Total
High Yield Bond Fund	—	—	—	$2,802,248	$5,091,128	—	$7,893,376
Balanced Fund	—	—	—	—	1,030,476	$2,219	1,032,695
Large Growth Stock Fund	—	—	—	3,795,667	17,631,132	—	21,426,799
Large Cap Growth Fund	—	—	—	—	3,156,229	—	3,156,229
Large Core Growth Fund	—	—	—	—	31,145,313	—	31,145,313
Large Cap Value Fund	—	—	—	—	25,469,839	—	25,469,839
Large Core Value Fund	—	—	—	8,134,825	28,563,737	—	36,698,562
Index 500 Fund	$5,029,803	$1,916,180	$187,860	4,110,871	2,801,580	2,767,741	16,814,035
Mid Core Value Fund	—	—	—	—	6,542,618	—	6,542,618
Small Cap Value Fund	—	—	—	—	6,892,903	—	6,892,903
International Equity Fund	—	—	—	13,367,807	53,636,686	6,672,017	73,685,510
Emerging Markets Equity Fund	—	—	—	—	8,458,457	—	8,458,457
Real Estate Securities Fund	—	—	—	—	372,165	—	372,165

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

At December 31, 2011, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Index 500 Fund	—	$510,146
Developed International Index Fund	$23,414	14,383

During the year ended December 31, 2011, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$2,703,158
Flexibly Managed Fund	55,332,662
Balanced Fund	721,927
Large Growth Stock Fund	8,139,829
Large Cap Growth Fund	1,654,754
Large Core Growth Fund	8,438,490
Large Cap Value Fund	15,016,348
Large Core Value Fund	1,823,716
Mid Cap Growth Fund	14,366,860
Mid Cap Value Fund	13,388,384
Mid Core Value Fund	4,718,110
Small Cap Growth Fund	7,836,864
Small Cap Value Fund	10,498,926
International Equity Fund	5,778,339
Emerging Markets Equity Fund	2,119,788
Real Estate Securities Fund	7,439,836

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2012:

	Late-Year Ordinary Losses	Post-October Capital Losses
Limited Maturity Bond Fund	—	$249,530
Quality Bond Fund	—	498,354
High Yield Bond Fund	—	479,715
Flexibly Managed Fund	$18,533	1,492,542
Balanced Fund	—	6,149
Large Growth Stock Fund	—	1,231,773
Large Cap Growth Fund	—	20,388
Large Core Growth Fund	—	1,013,457
Large Cap Value Fund	—	2,190,563
Large Core Value Fund	—	437,553
Index 500 Fund	—	684,886
Mid Cap Growth Fund	—	1,468,746
Mid Cap Value Fund	—	889,653
Mid Core Value Fund	—	190,733
SMID Cap Value Fund	—	325,283
Small Cap Growth Fund	—	1,039,131
Small Cap Value Fund	—	370,207
Developed International Index Fund	21,161	406,978
International Equity Fund	1,232,157	699,706

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

	Late-Year Ordinary Losses	Post-October Capital Losses
Emerging Markets Equity Fund	22,201	934,661
Real Estate Securities Fund	—	139,367
Aggressive Allocation Fund	—	13,860
Moderate Allocation Fund	—	13,204

Tax cost of securities:

At December 31, 2011, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2011 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$152,964,179	—	—	—
Limited Maturity Bond	172,250,075	$3,461,601	$(309,216)	$3,152,385
Quality Bond Fund	434,430,684	35,016,376	(1,240,849)	33,775,527
High Yield Bond Fund	139,457,215	4,105,359	(4,869,337)	(763,978)
Flexibly Managed Fund	1,531,426,334	181,863,403	(42,073,173)	139,790,230
Balanced Fund	58,015,599	11,162,452	(3,834,439)	7,328,013
Large Growth Stock Fund	141,328,659	42,166,507	(6,253,883)	35,912,624
Large Cap Growth Fund	35,246,987	3,607,420	(1,318,716)	2,288,704
Large Core Growth Fund	84,873,287	19,137,832	(1,982,870)	17,154,962
Large Cap Value Fund	168,517,518	13,938,417	(15,197,187)	(1,258,770)
Large Core Value Fund	124,548,578	21,996,257	(2,830,940)	19,165,317
Index 500 Fund	255,708,161	64,960,860	(50,896,815)	14,064,045
Mid Cap Growth Fund	89,364,656	12,536,991	(3,863,491)	8,673,500
Mid Cap Value Fund	95,830,575	3,090,540	(1,758,393)	1,332,147
Mid Core Value Fund	56,188,890	7,765,695	(2,030,211)	5,735,484
SMID Cap Growth Fund	27,613,759	1,682,459	(1,716,226)	(33,767)
SMID Cap Value Fund	29,446,521	3,600,732	(1,908,833)	1,691,899
Small Cap Growth Fund	82,432,779	8,392,930	(12,063,985)	(3,671,055)
Small Cap Value Fund	141,915,250	25,958,298	(7,809,882)	18,148,416
Small Cap Index Fund	26,671,525	5,932,172	(2,774,119)	3,158,053
Developed International Index Fund	64,036,913	5,244,162	(8,636,853)	(3,392,691)
International Equity Fund	253,728,865	68,402,051	(12,641,595)	55,760,456
Emerging Markets Equity Fund	116,085,693	17,733,673	(13,329,289)	4,404,384
Real Estate Securities Fund	73,059,590	6,149,712	(3,116,119)	3,033,593
Aggressive Allocation Fund	23,738,921	4,830,429	(369,445)	4,460,984
Moderately Aggressive Fund	114,926,799	22,308,318	(2,237,810)	20,070,508
Moderate Allocation Fund	195,102,588	31,585,028	(1,716,553)	29,868,475
Moderately Conservative Allocation Fund	78,843,847	11,378,064	(921,927)	10,456,137
Conservative Allocation Fund	57,148,464	6,566,297	(531,036)	6,035,261

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Fund’s investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Index 500, Developed International Index and Small Cap Index Funds have entered into futures contracts during the six months ended June 30, 2012. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at June 30, 2012 were as follows:

Fund	Type	Futures Contract	Expiration Date	Number Of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	9/21/2012	62	50	$1,356	$129,415
Small Cap Index	Buy/Long	Russell 2000 Mini Index	9/21/2012	16	100	$795	45,242
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	9/21/2012	37	50	$1,424	123,303

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index Funds as of June 30, 2012 are classified as Level 1.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Flexibly Managed and Large Cap Value Funds have purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Funds also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the six months ended June 30, 2012 for the Flexibly Managed Fund were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2011	68,601	$11,499,155
Options written	65,384	12,176,423
Options repurchased	(14,314)	(2,104,299)
Options expired	(19,685)	(2,877,060)
Options exercised	(33,813)	(5,895,011)

Options outstanding at June 30, 2012	66,173	$12,799,208

The total market value of written options held in the Flexibly Managed Fund as of June 30, 2012 can be found in the summary of inputs on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

Open forward foreign currency contracts held by the High Yield Bond Fund at June 30, 2012 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	Euro	Pershing	09/10/2012	36,500	0.78963	$45,817	$46,224	$407
Buy	Euro	Deutsche Bank	09/10/2012	97,000	0.78963	121,679	122,842	1,163
Buy	Euro	Pershing	09/10/2012	397,000	0.78963	499,494	502,766	3,272
Sell	Euro	Goldman Sachs	09/10/2012	(3,812,000)	0.78963	(4,762,065)	(4,827,565)	(65,500)
Sell	Euro	Pershing	09/10/2012	(50,530)	0.78963	(63,598)	(63,992)	(393)
Buy	Pounds Sterling	Pershing	07/11/2012	2,000	0.63853	3,155	3,132	(23)
Buy	Pounds Sterling	Pershing	07/11/2012	95,000	0.63853	149,301	148,780	(521)
Buy	Pounds Sterling	Pershing	07/11/2012	3,000	0.63853	4,770	4,698	(72)
Sell	Pounds Sterling	Pershing	07/11/2012	2,000	0.63853	3,203	3,132	(71)
Sell	Pounds Sterling	Pershing	07/11/2012	2,000	0.63853	3,165	3,132	(33)
Sell	Pounds Sterling	Pershing	07/11/2012	(4,000)	0.63853	(6,477)	(6,264)	213
Sell	Pounds Sterling	Barclays Capital	07/11/2012	(198,000)	0.63853	(315,869)	(310,088)	5,781

	Total							$(55,777)

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at June 30, 2012 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Japanese Yen	UBS	07/5/2012	(55,491,716)	79.92793	$(708,480)	$(694,272)	$14,208

	Total							$14,208

The total market value of forward foreign currency contracts held in the High Yield Bond and Emerging Markets Equity Funds as of June 30, 2012 are classified as Level 2.

The following is a summary of the location of derivatives on the Fund’s Statements of Assets and Liabilities as of June 30, 2012:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2012:

Portfolio	Asset Derivative Value		Liability Derivative Value
	Equity contracts	Foreign currency contracts	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$10,836	—	$66,613
Flexibly Managed Fund	$7,080	—	$13,885,113	—
Large Cap Value Fund	30,485	—	—	—
Index 500 Fund	129,415	—	—	—
Small Cap Index Fund	45,242	—	—	—
Developed International Index Fund	123,303	—	—	—
Emerging Markets Equity Fund	—	14,208	—	—

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign currency contracts
High Yield Bond Fund	—	$383,096
Flexibly Managed Fund	$3,766,983	—
Large Cap Value Fund	(653,195)	—
Index 500 Fund	139,904	—
Small Cap Index Fund	58,037	—
Developed International Index Fund	(45,492)	—
Emerging Markets Equity Fund	—	(29,470)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign currency contracts
High Yield Bond Fund	—	$(225,429)
Flexibly Managed Fund	$(3,727,774)	—
Large Cap Value Fund	350,069	—
Index 500 Fund	130,754	—
Small Cap Index Fund	30,978	—
Developed International Index Fund	94,828	—
Emerging Markets Equity Fund	—	14,208

* includes purchased options

** includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2012 (Unaudited)

The table below summarizes the average balance of derivative holdings by fund during the six months ended June 30, 2012. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Bond Fund	$(5,621,988)	—	—	—
Flexibly Managed Fund	—	—	16,845	$(10,328,660)
Index 500 Fund	—	$4,660,057	—	—
Large Cap Value Fund	—	—	$141,686	—
Small Cap Index Fund	—	1,056,732	—	—
Developed International Index Fund	—	2,393,596	—	—
Emerging Markets Equity Fund	(539,714)	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

Penn Series Funds, Inc.

June 30, 2012 (Unaudited)

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 22, 2012. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2012 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.

June 30, 2012

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Independence Capital Management, Inc. (“ICMI”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, Real Estate Securities, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Penn Series Funds”).

ICMI acts as “manager of managers” for the Sub-Advised Funds. In this capacity, ICMI has entered into and the Company’s Board of Directors has approved separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with the sub-advisers (identified below). The sub-advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Company’s Board of Directors. Sub-advisers are selected based primarily upon the research and recommendations of ICMI, which evaluates quantitatively and qualitatively each sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser’s regulatory compliance policies and procedures. ICMI oversees the sub-advisers to ensure compliance with the Sub-Advised Funds’ investment policies and guidelines, and monitors each sub-adviser’s adherence to its investment style.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Penn Series Fund’s Investment Advisory Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Investment Advisory Agreement(s) or “interested persons” (as defined under the 1940 Act) of any party to the Investment Advisory Agreement(s) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Company’s Board called and held a meeting on May 17, 2012 to consider whether to renew the Advisory Agreement between the Company and ICMI with respect to the Penn Series Funds. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the May 17, 2012 meeting, extensive written materials in response to that request, including information as to the performance of the Penn Series Funds versus benchmarks and peer universes, the level of the investment advisory fees charged to the Penn Series Funds, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to ICMI of providing such services, including a profitability analysis, ICMI’s compliance program, and various other matters. In addition, at the May 17, 2012 meeting, the Board considered whether to renew the Sub-Advisory Agreements between ICMI and the investment sub-advisers listed in the table below (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”) on behalf of the respective Sub-Advised Funds.

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
Allianz Global Investors Capital LLC	Small Cap Growth Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Lord, Abbett & Co. LLC	Mid Core Value Fund
Morgan Stanley Investment Management, Inc.	Emerging Markets Equity Fund

Penn Series Funds, Inc.

June 30, 2012

Sub-Adviser	Fund
Morgan Stanley Investment Management Company
Morgan Stanley Investment Management Limited
Neuberger Berman Management LLC	Mid Cap Value Fund
OppenheimerFunds Inc.	Large Cap Value Fund
SSgA Funds Management, Inc.	Index 500 Fund
SSgA Funds Management, Inc.	Small Cap Index Fund
SSgA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
T. Rowe Price Associates, Inc.	High Yield Bond Fund
Turner Investments, L.P.	Mid Cap Growth Fund
Turner Investments, L.P.	Large Cap Growth Fund
Vontobel Asset Management, Inc.	International Equity Fund
Wells Capital Management Inc.	Large Core Growth Fund
Wells Capital Management Inc.	SMID Cap Growth Fund

In response to the Board’s written request for information, each of the Sub-Advisers submitted, in advance of the May 17, 2012 meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by ICMI and the Sub-Advisers in connection with the Board meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the funds’ operations and the funds’ performance and the services of ICMI and the Sub-Advisers. In connection with the meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements. In addition, the Independent Directors met in executive session outside the presence of Company management to discuss the information submitted to the Board in connection with the renewal of the Investment Advisory Agreements. The Independent Directors also met in executive session with senior representatives of ICMI to discuss the written materials provided by ICMI.

The written materials provided by ICMI and the Sub-Advisers addressed, among other matters, the following: (a) the quality of ICMI’s and the Sub-Advisers’ investment management and other services and, with respect to ICMI, its services as a “manager of managers” of the Sub-Advised Funds; (b) ICMI’s and the Sub-Advisers’ investment management personnel; (c) ICMI’s and the Sub-Advisers’ operations and financial condition; (d) ICMI’s and the Sub-Advisers’ brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser charges a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts it manages, if any; (f) the level of ICMI’s and each Sub-Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) ICMI’s and the Sub-Advisers’ compliance program and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) ICMI’s and Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund’s performance compared with similar mutual funds, other types of accounts and benchmark indices.

At the meeting, representatives from ICMI commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI’s and the Sub-Advisers’ fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the May 17, 2012 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings during the year, including:

•

the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds;

Penn Series Funds, Inc.

June 30, 2012

•	each Penn Series Fund’s investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

•	the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•

the cost of services provided by and the profitability of ICMI and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to ICMI and the Sub-Advisers and their affiliates, if any; and

•

the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI’s and the Sub-Advisers’ business, personnel, experience, investment decision process, track record, brokerage practices, any conflicts of interest and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Directors considered each Penn Series Fund’s recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. The Board of Directors also considered its discussions with ICMI regarding the underperformance of those Sub-Advisers on ICMI’s “watchlist”. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Advisory Fees. The Directors considered the level of each Penn Series Fund’s investment advisory fees in light of the services provided and in comparison to those of other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of accounts. The Directors also considered ICMI’s and certain Sub-Adviser’s agreements to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that ICMI and the Sub-Advisers, through waivers, have maintained the Penn Series Funds’ net operating expenses at competitive levels for their distribution channel. Following evaluation, the Board concluded that, within the context of its full deliberations, the fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to ICMI and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by ICMI and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by ICMI and the Sub-Advisers and their affiliates, if any. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by ICMI, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and ICMI. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of ICMI and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those were passed along to a Penn Series Fund’s shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. Based on this evaluation, the Board concluded

Penn Series Funds, Inc.

June 30, 2012

that, within the context of its full deliberations, the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the Sub-Advisers.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

PennMutual.

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2012 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM5869 06/12

Item 2. Code of Ethics

Not Applicable

Item 3. Audit Committee Financial Expert

Not Applicable

Item 4. Principal Accountant Fees and Services

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

The Board of Directors of the Company has a Nominating Committee currently consisting of Messrs. Wright, Pudlin and Bay. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee has adopted a charter governing its operations. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors.

The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a director candidate must meet before being considered as a candidate. Currently, there are no minimum qualifications set forth by the Nominating Committee other than with respect to an independent director candidate’s independence from the investment advisers and other principal service providers for the Company.

In identifying potential nominees to the Board, the Nominating Committee considers candidates recommended by any of the following sources: (i) the current Directors; (ii) the Company’s officers; (iii) investment advisers to the Funds; (iv) shareholders; and (v) any other source the Nominating Committee deems appropriate. The Nominating Committee will take into account a wide variety of criteria in considering candidates including the following criteria: (i) knowledge in matters relating to the investment company industry; (ii) any experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the perceived ability to contribute to the ongoing functions of the Board; (vii) the ability to qualify as an independent director; and (viii) such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSRS was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of ethics – not applicable to this semi-annual report.

(2)	Separate certification of Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not filed as part of the Form N-CSRS with the commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	September 6, 2012

/s/ Robert J. DellaCroce

By:	Robert J. DellaCroce
Treasurer
Date:	September 6, 2012